UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2016

Core Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACCNX	1.02%	3.69%	5.14%	11/30/06
Barclays U.S. Aggregate Bond Index	—	1.96%	3.77%	4.64%	—
Institutional Class	ACCUX	1.23%	3.92%	5.35%	11/30/06
A Class	ACCQX				11/30/06
No sales charge		0.77%	3.45%	4.88%
With sales charge		-3.77%	2.51%	4.37%
C Class	ACCKX	0.11%	2.68%	4.10%	11/30/06
R Class	ACCPX	0.61%	3.19%	4.62%	11/30/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $15,976

Barclays U.S. Aggregate Bond Index — $15,269

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.65%	0.45%	0.90%	1.65%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus gained 1.02%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. Aggregate Bond Index advanced 1.96%. The portfolio’s sector allocation to high-yield corporate bonds detracted from relative performance. In addition, fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Climate

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the first nine months of the period and contributed to heightened market volatility. Meanwhile, other leading central banks pursued aggressive stimulus programs, including increased QE and negative interest rates, to combat economic weakness. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors, and the global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Overall, the U.S. Treasury yield curve flattened as longer-maturity yields declined due to investor demand and weak inflation, and shorter-maturity yields increased on Fed rate-hike expectations. All investment-grade bond sectors advanced, with commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and Treasuries outperforming the broad market and Treasury inflation protected securities (TIPS), corporate bonds, and agencies underperforming. High-yield corporate bonds sharply underperformed investment-grade securities for the 12-month period, primarily due to energy sector weakness and investor risk aversion during most of the period.

Sector Allocation to High-Yield Corporates Detracted

We continued to underweight Treasuries and government agencies relative to the Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. The overweight to the securitized sector aided results, while the corporate overweight detracted. Specifically, our overweight, non-index position in high-yield corporate bonds detracted, particularly in the third quarter of 2015. Meanwhile, with regard to security selection, our choices within the securitized sector lifted performance. In particular, selections among non-agency CMBS, asset-backed securities, collateralized mortgage obligations, and traditional pass-through MBS broadly contributed to performance.

A portfolio-only allocation to non-U.S.-dollar-denominated securities also contributed to relative performance for the 12-month period. Specifically, we held a mix of dollar-hedged European bonds (including positions in European banks) that benefited from falling interest rates and ongoing QE in Europe. During the second half of 2015, we took profits in sovereign positions in Norway and Spain but maintained exposure to European financials sector bonds. In early 2016, we added a position in Portugal sovereign securities. In addition, a small, portfolio-only position in emerging markets debt contributed to performance late in the period.

A well-timed portfolio-only position in TIPS also aided performance. We added TIPS exposure in the third quarter of 2015, when valuations appeared attractive. An increase in breakeven rates (a measure of the bond market's inflation expectations) during the second half of the reporting period led to outperformance for TIPS versus nominal Treasuries during that particular time frame.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. Accordingly, we plan to tactically manage duration (price sensitivity to interest rate changes) while continuing to overweight positions in spread sectors relative to Treasuries. We also believe weak growth and continued QE in Europe warrant maintaining a position in European bonds, while attractive valuations make emerging markets securities compelling. In addition, we believe the cost of inflation protection with TIPS remains low, and we expect to maintain a position in the securities.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	5.5 years
Weighted Average Life	7.9 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	35.7%
U.S. Government Agency Mortgage-Backed Securities	25.6%
U.S. Treasury Securities	17.7%
Collateralized Mortgage Obligations	7.2%
Asset-Backed Securities	5.2%
Commercial Mortgage-Backed Securities	5.0%
Mutual Funds	4.3%
Sovereign Governments and Agencies	3.4%
Municipal Securities	1.8%
U.S. Government Agency Securities	1.0%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(8.6)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,024.70	$3.19	0.63%
Investor Class (before waiver)	$1,000	$1,024.70(2)	$3.34	0.66%
Institutional Class (after waiver)	$1,000	$1,025.70	$2.18	0.43%
Institutional Class (before waiver)	$1,000	$1,025.70(2)	$2.33	0.46%
A Class (after waiver)	$1,000	$1,023.40	$4.45	0.88%
A Class (before waiver)	$1,000	$1,023.40(2)	$4.60	0.91%
C Class (after waiver)	$1,000	$1,019.60	$8.23	1.63%
C Class (before waiver)	$1,000	$1,019.60(2)	$8.38	1.66%
R Class (after waiver)	$1,000	$1,022.10	$5.71	1.13%
R Class (before waiver)	$1,000	$1,022.10(2)	$5.86	1.16%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.85	$3.18	0.63%
Investor Class (before waiver)	$1,000	$1,021.70	$3.34	0.66%
Institutional Class (after waiver)	$1,000	$1,022.85	$2.17	0.43%
Institutional Class (before waiver)	$1,000	$1,022.70	$2.33	0.46%
A Class (after waiver)	$1,000	$1,020.60	$4.45	0.88%
A Class (before waiver)	$1,000	$1,020.45	$4.60	0.91%
C Class (after waiver)	$1,000	$1,016.85	$8.22	1.63%
C Class (before waiver)	$1,000	$1,016.70	$8.37	1.66%
R Class (after waiver)	$1,000	$1,019.35	$5.70	1.13%
R Class (before waiver)	$1,000	$1,019.20	$5.86	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2016

		Principal Amount/Shares	Value
CORPORATE BONDS — 35.7%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 10/30/22		$70,000	$69,671
Harris Corp., 2.70%, 4/27/20		30,000	30,124
Lockheed Martin Corp., 3.55%, 1/15/26		60,000	63,640
United Technologies Corp., 6.05%, 6/1/36		95,000	119,098
			282,533
Auto Components — 0.1%
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		150,000	152,438
Automobiles — 0.8%
Daimler Finance North America LLC, 2.625%, 9/15/16(1)		80,000	80,507
Ford Motor Co., 4.75%, 1/15/43		50,000	50,087
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		60,000	63,395
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		100,000	118,892
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		270,000	309,959
General Motors Co., 5.00%, 4/1/35		60,000	56,811
General Motors Financial Co., Inc., 3.25%, 5/15/18		130,000	132,247
General Motors Financial Co., Inc., 3.10%, 1/15/19		140,000	142,496
General Motors Financial Co., Inc., 5.25%, 3/1/26		90,000	94,627
			1,049,021
Banks — 4.6%
Bank of America Corp., 5.75%, 12/1/17		230,000	244,524
Bank of America Corp., 5.625%, 7/1/20		200,000	224,957
Bank of America Corp., MTN, 4.00%, 1/22/25		100,000	100,378
Bank of America N.A., 6.00%, 10/15/36		250,000	304,521
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	200,000	302,306
Branch Banking & Trust Co., 3.625%, 9/16/25		$43,000	45,114
Capital One Financial Corp., 4.20%, 10/29/25		120,000	121,791
Capital One N.A., 2.35%, 8/17/18		250,000	251,460
Citigroup, Inc., 1.75%, 5/1/18		350,000	349,262
Citigroup, Inc., 4.05%, 7/30/22		80,000	83,394
Citigroup, Inc., 4.40%, 6/10/25		300,000	306,620
Citigroup, Inc., 4.45%, 9/29/27		100,000	100,900
Cooperatieve Rabobank UA, MTN, 3.75%, 11/9/20	EUR	100,000	127,370
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$250,000	256,769
Corpbanca SA, 3.875%, 9/22/19(1)		300,000	308,054
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	100,000	117,999
Fifth Third Bancorp, 4.30%, 1/16/24		$80,000	84,502
HBOS plc, MTN, 6.75%, 5/21/18(1)		100,000	108,398
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	100,000	172,469
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	100,000	121,189
JPMorgan Chase & Co., 4.625%, 5/10/21		$230,000	255,294
JPMorgan Chase & Co., 3.875%, 9/10/24		60,000	61,575

10

		Principal Amount/Shares	Value
JPMorgan Chase & Co., 3.125%, 1/23/25		$250,000	$251,261
JPMorgan Chase & Co., 4.95%, 6/1/45		90,000	95,394
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	200,000	363,449
PNC Funding Corp., 4.375%, 8/11/20		$50,000	54,824
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		150,000	159,595
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	100,000	109,735
U.S. Bancorp, MTN, 3.60%, 9/11/24		$70,000	73,876
U.S. Bank N.A., 2.80%, 1/27/25		250,000	255,480
Wells Fargo & Co., MTN, 4.60%, 4/1/21		130,000	144,399
Wells Fargo & Co., MTN, 4.10%, 6/3/26		300,000	314,465
Wells Fargo & Co., MTN, 4.65%, 11/4/44		50,000	51,443
Wells Fargo & Co., MTN, 4.90%, 11/17/45		65,000	69,886
			5,992,653
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		50,000	52,043
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		210,000	221,114
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		110,000	123,206
Pernod Ricard SA, 2.95%, 1/15/17(1)		190,000	191,924
			588,287
Biotechnology — 0.9%
AbbVie, Inc., 3.60%, 5/14/25		280,000	294,606
Amgen, Inc., 5.85%, 6/1/17		90,000	94,773
Amgen, Inc., 4.10%, 6/15/21		120,000	131,096
Amgen, Inc., 5.375%, 5/15/43		120,000	137,204
Biogen, Inc., 3.625%, 9/15/22		60,000	63,571
Celgene Corp., 3.25%, 8/15/22		100,000	103,426
Celgene Corp., 3.875%, 8/15/25		70,000	73,739
Gilead Sciences, Inc., 4.40%, 12/1/21		100,000	111,846
Gilead Sciences, Inc., 3.65%, 3/1/26		130,000	138,525
			1,148,786
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		100,000	104,230
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23		100,000	105,858
Jefferies Group LLC, 5.125%, 4/13/18		80,000	82,963
			188,821
Chemicals — 0.5%
Eastman Chemical Co., 2.70%, 1/15/20		100,000	102,170
Ecolab, Inc., 4.35%, 12/8/21		170,000	188,013
Hexion, Inc., 8.875%, 2/1/18		275,000	189,750
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	213,847
			693,780
Commercial Services and Supplies — 0.5%
Covanta Holding Corp., 5.875%, 3/1/24		250,000	243,750
Pitney Bowes, Inc., 4.625%, 3/15/24		80,000	81,749
Republic Services, Inc., 3.55%, 6/1/22		190,000	200,893

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		Principal Amount/Shares	Value
Waste Management, Inc., 4.75%, 6/30/20		$70,000	$77,944
			604,336
Communications Equipment — 0.4%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17		190,000	191,715
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		160,000	165,263
CommScope, Inc., 4.375%, 6/15/20(1)		180,000	185,400
			542,378
Construction Materials — 0.1%
Owens Corning, 4.20%, 12/15/22		140,000	142,117
Consumer Finance — 0.9%
American Express Credit Corp., 2.60%, 9/14/20		40,000	41,012
CIT Group, Inc., 5.00%, 5/15/17		300,000	306,000
Discover Financial Services, 3.75%, 3/4/25		200,000	195,115
Equifax, Inc., 3.30%, 12/15/22		170,000	173,850
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		200,000	209,000
PNC Bank N.A., 6.00%, 12/7/17		200,000	212,453
Synchrony Financial, 2.60%, 1/15/19		100,000	100,296
			1,237,726
Containers and Packaging — 0.4%
Berry Plastics Corp., 5.125%, 7/15/23		200,000	203,000
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		163,000	167,075
WestRock RKT Co., 3.50%, 3/1/20		100,000	101,520
			471,595
Diversified Consumer Services — 0.1%
Catholic Health Initiatives, 2.95%, 11/1/22		100,000	100,350
Diversified Financial Services — 3.0%
Ally Financial, Inc., 3.60%, 5/21/18		250,000	249,375
BNP Paribas SA, VRN, 5.95%, 4/19/16	GBP	100,000	143,857
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	200,000	358,427
Denali International LLC / Denali Finance Corp., 5.625%, 10/15/20(1)		$50,000	52,869
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	100,000	103,976
Deutsche Bank AG, VRN, 4.30%, 5/24/23		$200,000	172,276
GE Capital International Funding Co., 2.34%, 11/15/20(1)		202,000	207,256
General Electric Co., MTN, 5.625%, 9/15/17		50,000	53,406
General Electric Co., MTN, 4.65%, 10/17/21		72,000	82,241
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		310,000	317,458
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		230,000	265,820
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		100,000	105,070
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		300,000	305,539
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		60,000	71,620
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		40,000	40,800
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	200,000	259,637
McGraw Hill Financial, Inc., 3.30%, 8/14/20		$50,000	51,986
Morgan Stanley, 5.00%, 11/24/25		360,000	390,520

12

		Principal Amount/Shares	Value
Morgan Stanley, MTN, 5.625%, 9/23/19		$260,000	$289,611
Morgan Stanley, MTN, 3.70%, 10/23/24		60,000	62,159
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	200,000	270,379
			3,854,282
Diversified Telecommunication Services — 1.7%
AT&T, Inc., 3.875%, 8/15/21		$180,000	191,865
AT&T, Inc., 4.45%, 4/1/24		70,000	75,747
AT&T, Inc., 3.40%, 5/15/25		260,000	261,143
AT&T, Inc., 6.55%, 2/15/39		70,000	83,027
AT&T, Inc., 4.30%, 12/15/42		60,000	55,144
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		100,000	104,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(1)		110,000	111,003
Frontier Communications Corp., 8.50%, 4/15/20		200,000	206,000
Frontier Communications Corp., 11.00%, 9/15/25(1)		80,000	80,700
Orange SA, 4.125%, 9/14/21		100,000	109,476
Telecom Italia Capital SA, 6.00%, 9/30/34		70,000	66,887
Telefonica Emisiones SAU, 5.46%, 2/16/21		100,000	113,777
Verizon Communications, Inc., 5.15%, 9/15/23		100,000	115,644
Verizon Communications, Inc., 5.05%, 3/15/34		350,000	380,564
Verizon Communications, Inc., 4.75%, 11/1/41		60,000	61,921
Verizon Communications, Inc., 4.86%, 8/21/46		150,000	158,866
Verizon Communications, Inc., 5.01%, 8/21/54		77,000	77,602
			2,253,616
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(1)		40,000	38,400
Electronic Equipment, Instruments and Components — 0.2%
Avnet, Inc., 4.625%, 4/15/26		20,000	20,265
Jabil Circuit, Inc., 7.75%, 7/15/16		170,000	172,570
			192,835
Energy Equipment and Services — 0.2%
Ensco plc, 4.70%, 3/15/21		130,000	90,630
Ensco plc, 5.20%, 3/15/25		30,000	16,875
Halliburton Co., 3.80%, 11/15/25		80,000	80,144
Noble Holding International Ltd., 6.95%, 4/1/25		60,000	39,060
			226,709
Food and Staples Retailing — 0.4%
CVS Health Corp., 3.50%, 7/20/22		70,000	75,179
CVS Health Corp., 5.125%, 7/20/45		40,000	46,537
Delhaize Group, 5.70%, 10/1/40		40,000	43,282
Dollar General Corp., 4.125%, 7/15/17		100,000	103,268
Dollar General Corp., 3.25%, 4/15/23		100,000	101,114
Kroger Co. (The), 6.40%, 8/15/17		100,000	106,917
Sysco Corp., 3.30%, 7/15/26(2)		40,000	40,555
Wal-Mart Stores, Inc., 4.30%, 4/22/44		50,000	56,069
			572,921

13

	Principal Amount/Shares	Value
Food Products — 0.3%
Kraft Heinz Foods Co., 4.875%, 2/15/25(1)	$90,000	$99,273
Kraft Heinz Foods Co., 5.00%, 6/4/42	110,000	120,224
Kraft Heinz Foods Co., 5.20%, 7/15/45(1)	50,000	56,179
Tyson Foods, Inc., 6.60%, 4/1/16	100,000	100,000
Tyson Foods, Inc., 4.50%, 6/15/22	70,000	76,815
		452,491
Gas Utilities — 1.8%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(1)	70,000	69,650
Enbridge Energy Partners LP, 6.50%, 4/15/18	60,000	61,760
Enbridge Energy Partners LP, 5.20%, 3/15/20	70,000	70,183
Enbridge, Inc., 4.50%, 6/10/44	85,000	67,900
Energy Transfer Equity LP, 7.50%, 10/15/20	180,000	174,150
Energy Transfer Partners LP, 3.60%, 2/1/23	40,000	34,761
Energy Transfer Partners LP, 6.50%, 2/1/42	140,000	129,224
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	141,274
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	100,000	101,650
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	160,000	170,631
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	62,591
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	123,449
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	111,734
MPLX LP, 4.875%, 6/1/25(1)	100,000	91,384
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	146,730
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	205,733
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	120,000	106,200
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	100,000	99,750
Williams Cos., Inc. (The), 3.70%, 1/15/23	40,000	30,100
Williams Cos., Inc. (The), 5.75%, 6/24/44	50,000	33,500
Williams Partners LP, 4.125%, 11/15/20	280,000	254,673
		2,287,027
Health Care Equipment and Supplies — 0.5%
Becton Dickinson and Co., 3.73%, 12/15/24	120,000	128,037
Mallinckrodt International Finance SA, 3.50%, 4/15/18	250,000	241,250
Medtronic, Inc., 3.50%, 3/15/25	150,000	160,300
Medtronic, Inc., 4.375%, 3/15/35	50,000	54,251
St. Jude Medical, Inc., 2.00%, 9/15/18	40,000	40,468
		624,306
Health Care Providers and Services — 1.6%
Aetna, Inc., 2.75%, 11/15/22	60,000	59,860
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	302,000	305,775
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	280,000	293,300
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	200,000	202,375
Express Scripts Holding Co., 4.50%, 2/25/26	50,000	52,028
Express Scripts, Inc., 7.25%, 6/15/19	100,000	115,974
HCA, Inc., 3.75%, 3/15/19	260,000	266,994

14

		Principal Amount/Shares	Value
HCA, Inc., 5.375%, 2/1/25		$100,000	$101,219
HCA, Inc., 7.69%, 6/15/25		50,000	54,000
NYU Hospitals Center, 4.43%, 7/1/42		100,000	101,589
Tenet Healthcare Corp., 6.25%, 11/1/18		280,000	299,600
UnitedHealth Group, Inc., 2.875%, 12/15/21		80,000	83,186
UnitedHealth Group, Inc., 3.75%, 7/15/25		90,000	97,132
			2,033,032
Hotels, Restaurants and Leisure — 0.3%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		100,000	102,000
McDonald's Corp., MTN, 3.375%, 5/26/25		40,000	41,776
Pinnacle Entertainment, Inc., 8.75%, 5/15/20		50,000	51,875
Wyndham Worldwide Corp., 2.95%, 3/1/17		150,000	151,457
			347,108
Household Durables — 1.0%
D.R. Horton, Inc., 3.625%, 2/15/18		280,000	288,050
Lennar Corp., 4.75%, 12/15/17		300,000	308,250
M.D.C. Holdings, Inc., 5.50%, 1/15/24		200,000	192,500
Toll Brothers Finance Corp., 4.00%, 12/31/18		250,000	259,375
Toll Brothers Finance Corp., 6.75%, 11/1/19		90,000	100,800
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		200,000	199,750
			1,348,725
Household Products — 0.2%
Jarden Corp., 6.125%, 11/15/22		150,000	154,834
Spectrum Brands, Inc., 5.75%, 7/15/25		140,000	149,450
			304,284
Industrial Conglomerates — 0.1%
General Electric Co., 4.125%, 10/9/42		100,000	105,228

Insurance — 1.7%
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	100,000	131,685
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$120,000	122,175
Berkshire Hathaway, Inc., 2.75%, 3/15/23		60,000	61,265
Berkshire Hathaway, Inc., 4.50%, 2/11/43		40,000	43,826
Chubb INA Holdings, Inc., 3.35%, 5/3/26		40,000	41,805
Chubb INA Holdings, Inc., 3.15%, 3/15/25		60,000	61,815
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16		110,000	112,443
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		60,000	70,812
International Lease Finance Corp., 8.75%, 3/15/17		50,000	52,795
International Lease Finance Corp., 6.25%, 5/15/19		100,000	106,875
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		110,000	119,954
Lincoln National Corp., 6.25%, 2/15/20		160,000	178,977
Markel Corp., 4.90%, 7/1/22		212,000	233,097
Markel Corp., 3.625%, 3/30/23		50,000	50,506
MetLife, Inc., 3.60%, 11/13/25		100,000	102,633

15

	Principal Amount/Shares	Value
MetLife, Inc., 4.125%, 8/13/42	$110,000	$105,316
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	110,000	123,278
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	45,000	51,053
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	90,000	99,807
Voya Financial, Inc., 5.50%, 7/15/22	50,000	56,033
Voya Financial, Inc., 5.70%, 7/15/43	90,000	102,421
Voya Financial, Inc., VRN, 5.65%, 5/15/23	100,000	93,500
WR Berkley Corp., 4.625%, 3/15/22	100,000	108,071
XLIT Ltd., 4.45%, 3/31/25	50,000	49,622
		2,279,764
Internet Software and Services — 0.1%
Netflix, Inc., 5.375%, 2/1/21	90,000	94,388
IT Services — 0.2%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	140,000	145,676
Fidelity National Information Services, Inc., 4.50%, 10/15/22	70,000	74,772
Xerox Corp., 2.95%, 3/15/17	90,000	90,566
		311,014
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	50,000	51,820
Machinery — 0.2%
Oshkosh Corp., 5.375%, 3/1/22	250,000	255,625
Media — 2.1%
21st Century Fox America, Inc., 6.90%, 8/15/39	220,000	274,837
CBS Corp., 4.85%, 7/1/42	90,000	87,576
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	103,250
CCO Safari II LLC, 4.91%, 7/23/25(1)	290,000	306,458
Comcast Corp., 3.15%, 3/1/26	50,000	52,118
Comcast Corp., 4.40%, 8/15/35	50,000	54,289
Comcast Corp., 6.40%, 5/15/38	80,000	106,789
Comcast Corp., 4.75%, 3/1/44	60,000	67,862
Discovery Communications LLC, 5.625%, 8/15/19	200,000	219,926
DISH DBS Corp., 4.625%, 7/15/17	110,000	112,475
Embarq Corp., 8.00%, 6/1/36	60,000	58,050
NBCUniversal Media LLC, 5.15%, 4/30/20	30,000	34,135
NBCUniversal Media LLC, 4.375%, 4/1/21	170,000	190,309
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	100,000	103,000
Omnicom Group, Inc., 3.60%, 4/15/26(2)	80,000	82,152
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	100,000	105,219
TEGNA, Inc., 5.125%, 7/15/20	130,000	135,850
Time Warner Cable, Inc., 5.50%, 9/1/41	40,000	39,813
Time Warner Cable, Inc., 4.50%, 9/15/42	50,000	44,560
Time Warner, Inc., 3.60%, 7/15/25	190,000	195,486
Viacom, Inc., 4.50%, 3/1/21	140,000	151,134
Viacom, Inc., 3.125%, 6/15/22	50,000	49,220
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)	90,000	94,163

16

	Principal Amount/Shares	Value
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	$50,000	$53,779
		2,722,450
Metals and Mining — 0.4%
Alcoa, Inc., 5.125%, 10/1/24	100,000	96,500
ArcelorMittal, 6.25%, 8/5/20	55,000	54,037
Barrick Gold Corp., 4.10%, 5/1/23	26,000	25,368
Barrick North America Finance LLC, 5.75%, 5/1/43	20,000	18,143
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	50,000	51,493
Freeport-McMoRan, Inc., 3.875%, 3/15/23	65,000	44,793
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)	130,000	117,058
Newmont Mining Corp., 6.25%, 10/1/39	6,000	6,016
Southern Copper Corp., 5.25%, 11/8/42	70,000	57,749
Teck Resources Ltd., 3.15%, 1/15/17	30,000	28,950
		500,107
Multi-Utilities — 1.9%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	120,000	113,017
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	110,128
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	144,304
Consumers Energy Co., 2.85%, 5/15/22	50,000	51,206
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	130,606
Dominion Resources, Inc., 2.75%, 9/15/22	130,000	128,691
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	100,000	84,750
DPL, Inc., 6.50%, 10/15/16	18,000	18,428
Duke Energy Corp., 3.55%, 9/15/21	80,000	83,972
Duke Energy Florida LLC, 6.35%, 9/15/37	70,000	94,623
Edison International, 3.75%, 9/15/17	100,000	103,425
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	77,638
FirstEnergy Corp., 2.75%, 3/15/18	90,000	90,908
FirstEnergy Corp., 4.25%, 3/15/23	130,000	135,568
Florida Power & Light Co., 4.125%, 2/1/42	50,000	53,389
Georgia Power Co., 4.30%, 3/15/42	70,000	71,483
IPALCO Enterprises, Inc., 5.00%, 5/1/18	100,000	105,500
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	80,000	74,784
Nisource Finance Corp., 5.65%, 2/1/45	80,000	95,568
NRG Energy, Inc., 7.625%, 1/15/18	270,000	288,225
Progress Energy, Inc., 3.15%, 4/1/22	80,000	81,223
Sempra Energy, 6.50%, 6/1/16	88,000	88,692
Sempra Energy, 2.875%, 10/1/22	130,000	128,723
Southern Power Co., 5.15%, 9/15/41	40,000	39,927
Xcel Energy, Inc., 4.80%, 9/15/41	60,000	66,197
		2,460,975
Multiline Retail†
Target Corp., 4.00%, 7/1/42	50,000	53,680
Oil, Gas and Consumable Fuels — 2.0%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	100,000	103,000
Anadarko Petroleum Corp., 5.55%, 3/15/26	30,000	30,388

17

	Principal Amount/Shares	Value
Anadarko Petroleum Corp., 6.45%, 9/15/36	$80,000	$80,168
Apache Corp., 4.75%, 4/15/43	40,000	36,044
BP Capital Markets plc, 4.50%, 10/1/20	80,000	87,568
California Resources Corp., 8.00%, 12/15/22(1)	73,000	28,288
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	50,000	24,750
Cimarex Energy Co., 4.375%, 6/1/24	150,000	148,003
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	70,000	72,553
Concho Resources, Inc., 7.00%, 1/15/21	150,000	152,250
Concho Resources, Inc., 6.50%, 1/15/22	40,000	40,100
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	124,068
Continental Resources, Inc., 3.80%, 6/1/24	70,000	56,482
Ecopetrol SA, 4.125%, 1/16/25	40,000	34,000
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	102,523
Hess Corp., 6.00%, 1/15/40	60,000	55,942
Newfield Exploration Co., 5.75%, 1/30/22	200,000	196,250
Noble Energy, Inc., 4.15%, 12/15/21	220,000	220,059
Petroleos Mexicanos, 6.00%, 3/5/20	105,000	111,300
Petroleos Mexicanos, 4.875%, 1/24/22	50,000	49,750
Petroleos Mexicanos, 6.625%, 6/15/35	100,000	96,500
Petroleos Mexicanos, 6.50%, 6/2/41	70,000	66,255
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	67,000
Phillips 66, 4.30%, 4/1/22	60,000	63,998
Shell International Finance BV, 3.25%, 5/11/25	100,000	100,939
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	201,103
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	80,000	81,800
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	50,000	48,000
Whiting Petroleum Corp., 5.75%, 3/15/21	200,000	134,000
		2,613,081
Paper and Forest Products — 0.3%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	260,000	290,864
International Paper Co., 6.00%, 11/15/41	30,000	32,700
		323,564
Pharmaceuticals — 0.5%
Actavis Funding SCS, 3.85%, 6/15/24	140,000	147,047
Actavis Funding SCS, 4.55%, 3/15/35	20,000	20,747
Actavis, Inc., 1.875%, 10/1/17	110,000	110,518
Actavis, Inc., 3.25%, 10/1/22	60,000	61,554
Actavis, Inc., 4.625%, 10/1/42	70,000	72,414
Baxalta, Inc., 2.00%, 6/22/18(1)	70,000	69,483
Baxalta, Inc., 4.00%, 6/23/25(1)	100,000	101,856
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	100,000	91,250
		674,869
Real Estate Investment Trusts (REITs) — 1.3%
Boston Properties LP, 3.65%, 2/1/26	40,000	41,450
Crown Castle International Corp., 5.25%, 1/15/23	200,000	215,750

18

	Principal Amount/Shares	Value
DDR Corp., 4.75%, 4/15/18	$240,000	$249,661
Essex Portfolio LP, 3.625%, 8/15/22	170,000	176,598
Essex Portfolio LP, 3.375%, 1/15/23	60,000	61,280
Essex Portfolio LP, 3.25%, 5/1/23	50,000	49,888
Hospitality Properties Trust, 4.65%, 3/15/24	180,000	177,000
Host Hotels & Resorts LP, 6.00%, 10/1/21	165,000	185,457
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	97,758
Senior Housing Properties Trust, 4.75%, 5/1/24	200,000	194,119
Simon Property Group LP, 3.30%, 1/15/26	40,000	41,582
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	80,000	88,120
Welltower, Inc., 2.25%, 3/15/18	70,000	70,427
Welltower, Inc., 3.75%, 3/15/23	60,000	60,044
		1,709,134
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	100,000	111,120
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	129,380
CSX Corp., 4.25%, 6/1/21	150,000	164,218
Norfolk Southern Corp., 5.75%, 4/1/18	110,000	119,010
Norfolk Southern Corp., 3.25%, 12/1/21	130,000	134,795
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(1)	50,000	50,397
		708,920
Semiconductors and Semiconductor Equipment — 0.2%
KLA-Tencor Corp., 4.65%, 11/1/24	70,000	70,956
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	200,000	200,750
		271,706
Software — 0.4%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	140,000	147,875
Microsoft Corp., 2.70%, 2/12/25	70,000	71,642
Microsoft Corp., 3.125%, 11/3/25	40,000	42,074
Oracle Corp., 5.75%, 4/15/18	100,000	109,383
Tencent Holdings Ltd., 3.80%, 2/11/25(1)	200,000	206,792
		577,766
Specialty Retail — 0.7%
Hertz Corp. (The), 6.75%, 4/15/19	300,000	305,097
Home Depot, Inc. (The), 3.35%, 9/15/25	40,000	43,416
Home Depot, Inc. (The), 5.95%, 4/1/41	170,000	225,389
United Rentals North America, Inc., 4.625%, 7/15/23	150,000	149,625
United Rentals North America, Inc., 5.75%, 11/15/24	150,000	150,750
		874,277
Technology Hardware, Storage and Peripherals — 0.7%
Apple, Inc., 2.85%, 5/6/21	90,000	94,533
Apple, Inc., 2.50%, 2/9/25	130,000	129,429
Apple, Inc., 4.65%, 2/23/46	20,000	21,894
Dell, Inc., 3.10%, 4/1/16	155,000	155,000
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(1)	270,000	281,159
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(1)	90,000	92,878

19

	Principal Amount/Shares	Value
Seagate HDD Cayman, 4.75%, 6/1/23	$170,000	$141,071
		915,964
Textiles, Apparel and Luxury Goods — 0.5%
Hanesbrands, Inc., 6.375%, 12/15/20	269,000	278,751
L Brands, Inc., 6.90%, 7/15/17	250,000	265,313
PVH Corp., 4.50%, 12/15/22	140,000	144,200
		688,264
Tobacco — 0.1%
Reynolds American, Inc., 4.45%, 6/12/25	150,000	165,413
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 3.125%, 7/16/22	110,000	113,288
Sprint Communications, Inc., 6.00%, 12/1/16	285,000	284,644
Vodafone Group plc, 5.625%, 2/27/17	140,000	145,693
		543,625
TOTAL CORPORATE BONDS (Cost $46,716,512)		46,736,421
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 25.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.4%
FHLMC, VRN, 1.78%, 4/15/16	129,744	132,523
FHLMC, VRN, 1.95%, 4/15/16	165,141	169,499
FHLMC, VRN, 1.98%, 4/15/16	142,983	146,319
FHLMC, VRN, 2.32%, 4/15/16	472,665	483,878
FHLMC, VRN, 2.50%, 4/15/16	170,054	179,714
FHLMC, VRN, 2.55%, 4/15/16	74,836	78,086
FHLMC, VRN, 3.24%, 4/15/16	186,476	196,350
FHLMC, VRN, 3.68%, 4/15/16	259,081	271,546
FHLMC, VRN, 4.06%, 4/15/16	138,286	145,652
FHLMC, VRN, 4.67%, 4/15/16	59,117	62,033
FHLMC, VRN, 5.77%, 4/15/16	253,149	267,097
FHLMC, VRN, 5.94%, 4/15/16	166,717	175,525
FNMA, VRN, 2.07%, 4/25/16	126,633	132,028
FNMA, VRN, 2.57%, 4/25/16	69,784	73,218
FNMA, VRN, 3.61%, 4/25/16	230,380	243,522
FNMA, VRN, 3.95%, 4/25/16	185,006	195,235
FNMA, VRN, 4.80%, 4/25/16	141,663	149,202
		3,101,427
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 23.2%
FHLMC, 4.50%, 6/1/21	24,430	25,464
FHLMC, 5.50%, 1/1/38	13,625	15,256
FHLMC, 5.50%, 4/1/38	80,861	90,744
FHLMC, 6.50%, 7/1/47	705	777
FNMA, 3.00%, 4/13/16(4)	1,500,000	1,539,346
FNMA, 3.50%, 4/13/16(4)	2,000,000	2,097,617
FNMA, 4.00%, 4/13/16(4)	3,450,000	3,687,473
FNMA, 4.50%, 4/13/16(4)	500,000	544,113
FNMA, 5.00%, 4/13/16(4)	2,000,000	2,213,267
FNMA, 5.50%, 4/13/16(4)	1,250,000	1,402,222

20

	Principal Amount/Shares	Value
FNMA, 5.00%, 7/1/20	$52,198	$55,316
FNMA, 5.00%, 7/1/31	721,474	800,991
FNMA, 4.50%, 10/1/33	334,479	366,831
FNMA, 5.00%, 11/1/33	696,041	774,135
FNMA, 6.00%, 12/1/33	497,250	573,036
FNMA, 5.50%, 4/1/34	172,322	194,327
FNMA, 5.50%, 4/1/34	530,214	600,502
FNMA, 5.00%, 8/1/34	87,138	96,850
FNMA, 5.50%, 8/1/34	176,264	199,684
FNMA, 5.00%, 4/1/35	433,998	481,876
FNMA, 5.00%, 8/1/35	30,214	33,543
FNMA, 4.50%, 9/1/35	35,497	38,788
FNMA, 5.50%, 7/1/36	23,016	25,813
FNMA, 5.50%, 12/1/36	52,898	59,492
FNMA, 6.00%, 7/1/37	111,587	128,334
FNMA, 6.00%, 8/1/37	61,105	69,695
FNMA, 6.50%, 8/1/37	16,009	17,978
FNMA, 6.00%, 9/1/37	94,126	107,280
FNMA, 6.00%, 11/1/37	118,430	135,282
FNMA, 5.00%, 3/1/38	184,208	203,742
FNMA, 6.50%, 9/1/38	152,546	183,660
FNMA, 5.50%, 1/1/39	214,981	241,635
FNMA, 5.00%, 2/1/39	402,387	451,315
FNMA, 4.50%, 4/1/39	135,761	149,740
FNMA, 4.50%, 5/1/39	330,895	366,972
FNMA, 6.50%, 5/1/39	6,249	7,226
FNMA, 4.50%, 10/1/39	548,290	605,047
FNMA, 4.00%, 10/1/40	551,105	599,716
FNMA, 4.50%, 11/1/40	484,053	531,623
FNMA, 4.00%, 8/1/41	783,410	847,555
FNMA, 4.50%, 9/1/41	490,239	535,064
FNMA, 3.50%, 5/1/42	652,549	687,333
FNMA, 3.50%, 6/1/42	736,430	777,273
FNMA, 3.50%, 9/1/42	669,254	705,063
FNMA, 3.50%, 5/1/45	1,656,230	1,740,787
FNMA, 6.50%, 8/1/47	2,059	2,292
FNMA, 6.50%, 8/1/47	925	1,029
FNMA, 6.50%, 9/1/47	4,241	4,722
FNMA, 6.50%, 9/1/47	234	261
FNMA, 6.50%, 9/1/47	1,594	1,773
FNMA, 6.50%, 9/1/47	2,317	2,579
FNMA, 6.50%, 9/1/47	619	688
GNMA, 3.00%, 4/20/16(4)	650,000	673,715
GNMA, 5.50%, 12/15/32	176,812	202,516
GNMA, 6.00%, 9/20/38	58,028	65,881
GNMA, 5.50%, 12/20/38	143,603	159,982
GNMA, 4.50%, 6/15/39	740,261	818,322

21

	Principal Amount/Shares	Value
GNMA, 4.50%, 1/15/40	$398,010	$434,345
GNMA, 4.50%, 4/15/40	501,271	554,017
GNMA, 4.00%, 11/20/40	1,102,315	1,188,811
GNMA, 3.50%, 6/20/42	1,124,062	1,191,928
		30,312,644
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $32,692,046)		33,414,071
U.S. TREASURY SECURITIES — 17.7%
U.S. Treasury Bonds, 3.50%, 2/15/39	900,000	1,071,932
U.S. Treasury Bonds, 4.375%, 11/15/39	250,000	336,675
U.S. Treasury Bonds, 4.625%, 2/15/40	550,000	766,412
U.S. Treasury Bonds, 3.125%, 11/15/41	200,000	222,688
U.S. Treasury Bonds, 2.875%, 5/15/43	250,000	263,609
U.S. Treasury Bonds, 3.75%, 11/15/43	700,000	870,051
U.S. Treasury Bonds, 3.125%, 8/15/44(5)	2,250,000	2,490,469
U.S. Treasury Bonds, 3.00%, 11/15/44	1,000,000	1,079,609
U.S. Treasury Bonds, 3.00%, 5/15/45	350,000	377,644
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	1,247,213	1,253,270
U.S. Treasury Notes, VRN, 0.35%, 4/5/16	3,481,200	3,481,238
U.S. Treasury Notes, 0.875%, 2/28/17	800,000	801,922
U.S. Treasury Notes, 0.75%, 10/31/17	800,000	800,453
U.S. Treasury Notes, 1.25%, 11/15/18	2,000,000	2,022,344
U.S. Treasury Notes, 1.625%, 7/31/19	400,000	408,898
U.S. Treasury Notes, 1.75%, 9/30/19	700,000	718,402
U.S. Treasury Notes, 1.50%, 11/30/19	500,000	508,594
U.S. Treasury Notes, 1.50%, 5/31/20	1,600,000	1,624,688
U.S. Treasury Notes, 1.625%, 6/30/20	700,000	714,246
U.S. Treasury Notes, 1.375%, 10/31/20	750,000	756,387
U.S. Treasury Notes, 1.625%, 11/30/20	1,500,000	1,530,645
U.S. Treasury Notes, 1.125%, 2/28/21	1,000,000	996,406
TOTAL U.S. TREASURY SECURITIES (Cost $22,342,643)		23,096,582
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 7.2%
Private Sponsor Collateralized Mortgage Obligations — 6.6%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	115,438	116,385
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	105,796	83,351
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	162,203	166,951
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	190,038	196,344
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	211,025	189,513
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.95%, 4/1/16	160,109	159,301
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.58%, 4/1/16	327,302	319,789
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.44%, 4/1/16	108,430	101,982

22

	Principal Amount/Shares	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	$344,520	$336,509
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	194,440	198,874
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	3,002	2,926
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	11,614	10,507
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.61%, 4/1/16	35,205	34,363
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.74%, 4/1/16	224,030	218,943
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.53%, 4/1/16	154,677	151,550
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 4/1/16	167,324	160,065
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.74%, 4/1/16	255,132	224,627
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.84%, 4/1/16	271,273	272,387
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.69%, 4/1/16	151,744	150,193
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.76%, 4/1/16	506,257	480,727
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.93%, 4/1/16	66,519	69,544
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.81%, 4/1/16	160,025	162,821
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.42%, 4/25/16	319,645	314,581
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/16	86,988	86,828
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.54%, 4/1/16	190,925	189,488
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.65%, 4/1/16	207,836	210,965
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.49%, 4/1/16	197,294	193,550
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.74%, 4/1/16	119,109	123,347
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	80,004	79,031
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.97%, 4/1/16	111,331	111,183
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	330,089	334,801
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	331,432	323,597
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	82,635	82,528
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.83%, 4/1/16	205,296	196,531
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.81%, 4/1/16	229,656	224,508
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.91%, 4/1/16	261,227	245,636

23

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 4/1/16	$141,381	$130,327
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.74%, 4/1/16	336,365	309,617
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.64%, 4/1/16	149,205	140,546
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.10%, 4/1/16	294,378	276,343
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	110,643	110,676
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	272,397	269,138
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	333,162	341,106
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	66,976	68,887
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	121,421	125,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	159,820	163,573
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	18,894	19,158
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.28%, 4/1/16	125,505	123,322
		8,602,860
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2684, Class FP, VRN, 0.94%, 4/15/16	26,415	26,444
FHLMC, Series 3397, Class GF, VRN, 0.94%, 4/15/16	179,155	179,726
FNMA, Series 2006-43, Class FM, VRN, 0.73%, 4/25/16	57,855	57,835
FNMA, Series 2007-36, Class FB, VRN, 0.83%, 4/25/16	290,002	291,554
FNMA, Series 2013-M11, Class FA SEQ, VRN, 0.76%, 4/25/16	218,641	218,717
		774,276
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,354,528)		9,377,136
ASSET-BACKED SECURITIES(3) — 5.2%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	484,380	475,322
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(1)	275,000	277,292
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	250,000	247,555
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	250,000	245,150
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.94%, 4/15/16(1)	300,000	300,282
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.33%, 4/22/16(1)	250,000	250,027
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	98,323	98,037
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	400,000	399,369
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	325,000	324,820

24

	Principal Amount/Shares	Value
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.99%, 4/11/16(1)	$173,853	$173,570
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	77,462	77,107
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	292,304	287,674
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	174,375	170,592
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.64%, 4/17/16(1)	598,791	588,189
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.89%, 4/17/16(1)	192,530	190,529
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	267,256	267,169
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	205,642	204,128
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	213,452	213,270
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	311,227	306,724
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	182,051	181,949
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	284,773	283,696
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	152,268	150,673
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	500,000	503,281
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.77%, 4/15/16	300,000	300,198
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	90,462	93,108
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(1)	187,466	187,315
TOTAL ASSET-BACKED SECURITIES (Cost $6,819,616)		6,797,026
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	450,000	460,725
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	400,000	409,257
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.24%, 4/15/16(1)	400,000	390,754
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/16	370,000	407,554
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/16	400,000	420,204
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/16	350,000	376,675
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/16	625,000	651,104
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 4/1/16	400,000	404,286
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	350,000	354,331

25

		Principal Amount/Shares	Value
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)		$250,000	$251,708
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/16(1)		350,000	365,339
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47		300,000	319,205
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/16		320,000	329,785
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46		300,000	332,285
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 4.99%, 4/1/16		260,000	265,787
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.39%, 4/15/16(1)		500,000	485,729
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(1)		325,000	323,943
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,478,443)			6,548,671
MUTUAL FUNDS(6) — 4.3%
Emerging Markets Debt Fund R6 Class (Cost $5,651,380)		571,783	5,660,656
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.4%
Brazil — 0.1%
Brazilian Government International Bond, 4.875%, 1/22/21		$190,000	192,375
Chile — 0.1%
Chile Government International Bond, 3.625%, 10/30/42		100,000	94,750
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		330,000	344,850
Italy — 0.1%
Italy Government International Bond, 6.875%, 9/27/23		80,000	100,943
Mexico — 0.3%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		250,000	279,062
Mexico Government International Bond, MTN, 4.75%, 3/8/44		130,000	130,000
			409,062
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50		90,000	101,475
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		100,000	110,040
Philippine Government International Bond, 6.375%, 10/23/34		100,000	141,375
			251,415
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21		60,000	67,176
Poland Government International Bond, 3.00%, 3/17/23		100,000	100,444
			167,620
Portugal — 1.9%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(1)	EUR	2,150,000	2,470,440
South Africa — 0.1%
South Africa Government International Bond, 4.67%, 1/17/24		$100,000	100,992

26

	Principal Amount/Shares	Value
Turkey — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23	$200,000	$188,952
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45	80,000	68,800
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $4,286,591)		4,491,674
MUNICIPAL SECURITIES — 1.8%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	180,000	248,486
California GO, (Building Bonds), 6.65%, 3/1/22	40,000	49,206
California GO, (Building Bonds), 7.55%, 4/1/39	130,000	199,082
California GO, (Building Bonds), 7.30%, 10/1/39	10,000	14,666
California GO, (Building Bonds), 7.60%, 11/1/40	25,000	38,830
Illinois GO, 5.88%, 3/1/19	55,000	59,270
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	40,000	37,606
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	25,000	26,589
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	45,000	51,625
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	10,000	12,744
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	50,000	63,151
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	80,000	110,298
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	50,000	69,718
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	50,000	62,125
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	40,000	58,209
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	80,000	94,461
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	40,000	52,911
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	65,000	83,366
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.93%, 10/1/51	75,000	86,192
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	175,000	216,037
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	150,000	191,310
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	85,000	102,754
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	50,000	66,988
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	63,669
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	35,000	50,879
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	100,000	125,665
27

	Principal Amount/Shares	Value
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	$90,000	$111,710
TOTAL MUNICIPAL SECURITIES (Cost $1,871,708)		2,347,547
U.S. GOVERNMENT AGENCY SECURITIES — 1.0%
FNMA, 6.625%, 11/15/30 (Cost $1,168,439)	900,000	1,340,418
TEMPORARY CASH INVESTMENTS — 1.7%
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(7)	1,134,000	1,133,987
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S.Treasury obligations, 3.625%, 2/15/44, valued at $673,631), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $658,002)		658,000
SSgA U.S. Government Money Market Fund, Class N	414,558	414,558
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,206,558)		2,206,545
TOTAL INVESTMENT SECURITIES — 108.6% (Cost $139,588,464)		142,016,747
OTHER ASSETS AND LIABILITIES(8) — (8.6)%		(11,293,605)
TOTAL NET ASSETS — 100.0%		$130,723,142

FUTURES CONTRACTS

Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
33	U.S. Treasury 2-Year Notes	June 2016	$7,218,750	$(75)
7	U.S. Treasury 5-Year Notes	June 2016	848,148	(2,203)
			$8,066,898	$(2,278)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
23	U.S. Treasury 10-Year Notes	June 2016	$2,998,984	$15,401
3	U.S. Treasury 10-Year Ultra Notes	June 2016	422,250	(5,678)
			$3,421,234	$9,723

28

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	793,211	USD	604,060	UBS AG	6/15/16	$1,976
USD	587,896	AUD	793,211	JPMorgan Chase Bank N.A.	6/15/16	(18,140)
BRL	735,576	USD	194,058	UBS AG	6/15/16	6,582
USD	196,626	BRL	735,576	UBS AG	6/15/16	(4,014)
CAD	192,299	USD	143,616	UBS AG	6/15/16	4,458
CAD	520,248	USD	398,620	UBS AG	6/15/16	1,981
USD	145,661	CAD	192,299	JPMorgan Chase Bank N.A.	6/15/16	(2,413)
USD	391,294	CAD	520,248	JPMorgan Chase Bank N.A.	6/15/16	(9,307)
CLP	268,396,626	USD	397,154	UBS AG	6/15/16	966
USD	389,687	CLP	268,396,625	UBS AG	6/15/16	(8,433)
USD	3,627,715	EUR	3,275,855	JPMorgan Chase Bank N.A.	6/15/16	(108,061)
USD	1,526,529	GBP	1,073,569	UBS AG	6/15/16	(15,728)
USD	364,531	GBP	258,677	UBS AG	6/15/16	(7,076)
HUF	144,977,952	USD	522,648	JPMorgan Chase Bank N.A.	6/15/16	2,327
IDR	7,723,948,973	USD	579,224	UBS AG	6/15/16	2,674
INR	39,601,175	USD	581,088	UBS AG	6/15/16	10,435
JPY	22,397,071	USD	199,512	JPMorgan Chase Bank N.A.	6/15/16	(102)
JPY	21,660,134	USD	192,632	JPMorgan Chase Bank N.A.	6/15/16	217
KRW	393,994,033	USD	340,325	UBS AG	6/15/16	2,972
USD	325,292	KRW	393,994,034	UBS AG	6/15/16	(18,004)
MXN	4,669,998	USD	264,545	JPMorgan Chase Bank N.A.	6/15/16	4,023
USD	258,401	MXN	4,669,998	JPMorgan Chase Bank N.A.	6/15/16	(10,166)
MYR	1,344,902	USD	327,625	UBS AG	6/15/16	19,132
MYR	1,403,714	USD	354,697	UBS AG	6/15/16	7,223
USD	324,934	MYR	1,344,902	UBS AG	6/15/16	(21,823)
NOK	3,132,779	USD	366,373	Barclays Bank plc	6/15/16	12,085
NOK	3,296,210	USD	397,667	UBS AG	6/15/16	536
USD	368,874	NOK	3,132,779	Barclays Bank plc	6/15/16	(9,584)
USD	387,923	NOK	3,296,210	JPMorgan Chase Bank N.A.	6/15/16	(10,279)
NZD	569,269	USD	393,825	UBS AG	6/15/16	(1,797)
USD	584,882	PHP	27,585,949	UBS AG	6/15/16	(13,538)
PLN	1,984,012	USD	519,792	JPMorgan Chase Bank N.A.	6/15/16	11,454
SEK	2,902,727	USD	348,911	Barclays Bank plc	6/15/16	9,564
SEK	3,224,860	USD	390,802	UBS AG	6/15/16	7,455
USD	343,622	SEK	2,902,727	Barclays Bank plc	6/15/16	(14,853)
TRY	1,918,710	USD	641,044	State Street Bank & Trust Co.	6/15/16	26,191
TWD	13,077,579	USD	402,883	UBS AG	6/15/16	3,954
USD	1,042,722	TWD	34,252,390	UBS AG	6/15/16	(22,853)
ZAR	5,917,768	USD	393,605	JPMorgan Chase Bank N.A.	6/15/16	1,579
ZAR	5,634,781	USD	358,743	UBS AG	6/15/16	17,543
USD	360,049	ZAR	5,634,781	JPMorgan Chase Bank N.A.	6/15/16	(16,238)
						$(157,082)

29

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$3,150,000	Sell	5.00%	12/20/20	4.29%	$127,432	$94,922
CDX North America Investment Grade 25 Index	3,500,000	Sell	1.00	12/20/20	0.89	(2,844)	18,291
						$124,588	$113,213

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**    Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

30

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand
†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $16,317,259, which represented 12.5% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $291,255.

(6)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.
See Notes to Financial Statements.

31

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities - unaffiliated, at value (cost of $133,937,084)	$136,356,091
Investment securities - affiliated, at value (cost of $5,651,380)	5,660,656
Total investment securities, at value (cost of $139,588,464)	142,016,747
Foreign currency holdings, at value (cost of $22,076)	22,251
Receivable for investments sold	313,193
Receivable for capital shares sold	136,571
Receivable for variation margin on swap agreements	4,883
Unrealized appreciation on forward foreign currency exchange contracts	155,327
Interest and distributions receivable	971,280
143,620,252

Liabilities
Payable for investments purchased	12,269,823
Payable for capital shares redeemed	211,575
Payable for variation margin on futures contracts	6,156
Unrealized depreciation on forward foreign currency exchange contracts	312,409
Accrued management fees	67,947
Distribution and service fees payable	14,359
Dividends payable	14,841
12,897,110

Net Assets	$130,723,142

Net Assets Consist of:
Capital paid in	$130,531,322
Undistributed net investment income	947,213
Accumulated net realized loss	(3,159,951)
Net unrealized appreciation	2,404,558
$130,723,142

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$90,012,222	8,320,094	$10.82
Institutional Class	$1,223,695	113,139	$10.82
A Class	$28,220,280	2,608,032	$10.82*
C Class	$8,617,747	796,698	$10.82
R Class	$2,649,198	244,932	$10.82
*Maximum offering price $11.33 (net asset value divided by 0.955).

See Notes to Financial Statements.

32

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$3,945,426
Income distributions from affiliated funds	151,937
4,097,363

Expenses:
Management fees	836,311
Distribution and service fees:
A Class	73,384
C Class	94,583
R Class	13,324
Trustees' fees and expenses	6,813
Other expenses	3,242
1,027,657
Fees waived	(28,323)
999,334

Net investment income (loss)	3,098,029

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(599,845)
Futures contract transactions	(48,425)
Swap agreement transactions	36,424
Foreign currency transactions	227,369
(384,477)

Change in net unrealized appreciation (depreciation) on:
Investments	(994,475)
Futures contracts	7,445
Swap agreements	116,937
Translation of assets and liabilities in foreign currencies	(675,655)
(1,545,748)

Net realized and unrealized gain (loss)	(1,930,225)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,167,804

See Notes to Financial Statements.

33

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$3,098,029	$3,384,061
Net realized gain (loss)	(384,477)	2,378,785
Change in net unrealized appreciation (depreciation)	(1,545,748)	2,032,157
Net increase (decrease) in net assets resulting from operations	1,167,804	7,795,003

Distributions to Shareholders
From net investment income:
Investor Class	(2,491,754)	(2,938,287)
Institutional Class	(34,185)	(60,127)
A Class	(762,229)	(911,975)
C Class	(174,602)	(242,105)
R Class	(62,516)	(68,165)
Decrease in net assets from distributions	(3,525,286)	(4,220,659)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,078,441)	(39,667,967)

Net increase (decrease) in net assets	(3,435,923)	(36,093,623)

Net Assets
Beginning of period	134,159,065	170,252,688
End of period	$130,723,142	$134,159,065

Undistributed net investment income	$947,213	$1,102,194

See Notes to Financial Statements.

34

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

35

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S.

36

federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.  The total amount of the waiver for each class for the year ended March 31, 2016 was $19,075, $262, $6,397, $2,010 and $579 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively.  The effective annual management fee before waiver for each class for the year ended March 31, 2016 was 0.64% for the Investor Class, A Class, C Class and R Class and 0.44% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 0.62%  for the Investor Class, A Class, C Class and R Class and 0.42%  for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

37

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $197,760,099, of which $166,290,874 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $196,207,988, of which $167,591,830 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,057,945	$22,043,426	1,981,484	$21,559,285
Issued in reinvestment of distributions	220,390	2,368,657	253,414	2,762,617
Redeemed	(2,150,552)	(23,122,003)	(4,223,922)	(45,900,548)
	127,783	1,290,080	(1,989,024)	(21,578,646)
Institutional Class
Sold	99,479	1,065,335	20,270	221,241
Issued in reinvestment of distributions	3,183	34,185	5,527	60,127
Redeemed	(84,927)	(916,027)	(177,475)	(1,925,147)
	17,735	183,493	(151,678)	(1,643,779)
A Class
Sold	655,449	7,060,947	730,111	7,955,328
Issued in reinvestment of distributions	69,721	749,507	81,845	892,110
Redeemed	(797,384)	(8,559,905)	(2,064,464)	(22,420,990)
	(72,214)	(749,451)	(1,252,508)	(13,573,552)
C Class
Sold	62,661	673,553	117,473	1,281,348
Issued in reinvestment of distributions	13,675	146,988	18,597	202,655
Redeemed	(238,632)	(2,562,329)	(460,914)	(5,004,949)
	(162,296)	(1,741,788)	(324,844)	(3,520,946)
R Class
Sold	55,497	594,265	111,574	1,208,086
Issued in reinvestment of distributions	5,798	62,306	6,223	67,840
Redeemed	(67,140)	(717,346)	(57,459)	(626,970)
	(5,845)	(60,775)	60,338	648,956
Net increase (decrease)	(94,837)	$(1,078,441)	(3,657,716)	$(39,667,967)

38

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$46,736,421	—
U.S. Government Agency Mortgage-Backed Securities	—	33,414,071	—
U.S. Treasury Securities	—	23,096,582	—
Collateralized Mortgage Obligations	—	9,377,136	—
Asset-Backed Securities	—	6,797,026	—
Commercial Mortgage-Backed Securities	—	6,548,671	—
Mutual Funds	$5,660,656	—	—
Sovereign Governments and Agencies	—	4,491,674	—
Municipal Securities	—	2,347,547	—
U.S. Government Agency Securities	—	1,340,418	—
Temporary Cash Investments	414,558	1,791,987	—
	$6,075,214	$135,941,533	—
Other Financial Instruments
Futures Contracts	$15,401	—	—
Swap Agreements	—	$113,213	—
Forward Foreign Currency Exchange Contracts	—	155,327	—
	$15,401	$268,540	—

Liabilities
Other Financial Instruments
Futures Contracts	$7,956	—	—
Forward Foreign Currency Exchange Contracts	—	$312,409	—
	$7,956	$312,409	—

39

7. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended March 31, 2016 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	—	$5,651,380	—	—	$151,937	$5,660,656

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,801,667.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $27,584,460.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of

40

entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 59 contracts.

Value of Derivative Instruments as of March 31, 2016
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$4,883	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	155,327	Unrealized depreciation on forward foreign currency exchange contracts	$312,409
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	6,156
		$160,210		$318,565

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$36,424	Change in net unrealized appreciation (depreciation) on swap agreements	$116,937
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	194,227	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(695,088)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(48,425)	Change in net unrealized appreciation (depreciation) on futures contracts	7,445
		$182,226		$(570,706)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$3,525,286	$4,220,659
Long-term capital gains	—	—

41

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$139,598,464
Gross tax appreciation of investments	$4,043,962
Gross tax depreciation of investments	(1,625,679)
Net tax appreciation (depreciation) of investments	2,418,283
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	94,799
Net tax appreciation (depreciation)	$2,513,082
Other book-to-tax adjustments	$(213,195)
Undistributed ordinary income	$957,534
Accumulated short-term capital losses	$(2,448,071)
Accumulated long-term capital losses	$(617,530)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

42

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.02	0.27	(0.16)	0.11	(0.31)	—	(0.31)	$10.82	1.02%	0.63%	0.65%	2.53%	2.51%	145%	$90,012
2015	$10.75	0.27	0.34	0.61	(0.34)	—	(0.34)	$11.02	5.73%	0.65%	0.65%	2.51%	2.51%	119%	$90,251
2014	$11.18	0.23	(0.30)	(0.07)	(0.29)	(0.07)	(0.36)	$10.75	(0.56)%	0.65%	0.65%	2.15%	2.15%	130%	$109,463
2013	$11.05	0.22	0.28	0.50	(0.27)	(0.10)	(0.37)	$11.18	4.48%	0.65%	0.65%	1.98%	1.98%	137%	$168,301
2012	$10.68	0.34	0.51	0.85	(0.41)	(0.07)	(0.48)	$11.05	8.04%	0.66%	0.66%	3.12%	3.12%	91%	$121,763
Institutional Class
2016	$11.02	0.29	(0.16)	0.13	(0.33)	—	(0.33)	$10.82	1.23%	0.43%	0.45%	2.73%	2.71%	145%	$1,224
2015	$10.75	0.30	0.33	0.63	(0.36)	—	(0.36)	$11.02	5.94%	0.45%	0.45%	2.71%	2.71%	119%	$1,051
2014	$11.18	0.25	(0.29)	(0.04)	(0.32)	(0.07)	(0.39)	$10.75	(0.36)%	0.45%	0.45%	2.35%	2.35%	130%	$2,656
2013	$11.04	0.25	0.28	0.53	(0.29)	(0.10)	(0.39)	$11.18	4.78%	0.45%	0.45%	2.18%	2.18%	137%	$7,942
2012	$10.67	0.36	0.51	0.87	(0.43)	(0.07)	(0.50)	$11.04	8.26%	0.46%	0.46%	3.32%	3.32%	91%	$8,195

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$11.02	0.24	(0.16)	0.08	(0.28)	—	(0.28)	$10.82	0.77%	0.88%	0.90%	2.28%	2.26%	145%	$28,220
2015	$10.75	0.25	0.33	0.58	(0.31)	—	(0.31)	$11.02	5.46%	0.90%	0.90%	2.26%	2.26%	119%	$29,532
2014	$11.18	0.20	(0.29)	(0.09)	(0.27)	(0.07)	(0.34)	$10.75	(0.81)%	0.90%	0.90%	1.90%	1.90%	130%	$42,286
2013	$11.05	0.19	0.28	0.47	(0.24)	(0.10)	(0.34)	$11.18	4.22%	0.90%	0.90%	1.73%	1.73%	137%	$102,626
2012	$10.67	0.31	0.52	0.83	(0.38)	(0.07)	(0.45)	$11.05	7.87%	0.91%	0.91%	2.87%	2.87%	91%	$75,579
C Class
2016	$11.01	0.16	(0.15)	0.01	(0.20)	—	(0.20)	$10.82	0.11%	1.63%	1.65%	1.53%	1.51%	145%	$8,618
2015	$10.75	0.16	0.33	0.49	(0.23)	—	(0.23)	$11.01	4.58%	1.65%	1.65%	1.51%	1.51%	119%	$10,563
2014	$11.18	0.12	(0.29)	(0.17)	(0.19)	(0.07)	(0.26)	$10.75	(1.55)%	1.65%	1.65%	1.15%	1.15%	130%	$13,801
2013	$11.04	0.11	0.28	0.39	(0.15)	(0.10)	(0.25)	$11.18	3.54%	1.65%	1.65%	0.98%	0.98%	137%	$23,695
2012	$10.67	0.23	0.51	0.74	(0.30)	(0.07)	(0.37)	$11.04	6.97%	1.66%	1.66%	2.12%	2.12%	91%	$18,505
R Class
2016	$11.01	0.22	(0.16)	0.06	(0.25)	—	(0.25)	$10.82	0.61%	1.13%	1.15%	2.03%	2.01%	145%	$2,649
2015	$10.75	0.22	0.32	0.54	(0.28)	—	(0.28)	$11.01	5.11%	1.15%	1.15%	2.01%	2.01%	119%	$2,762
2014	$11.18	0.18	(0.30)	(0.12)	(0.24)	(0.07)	(0.31)	$10.75	(1.06)%	1.15%	1.15%	1.65%	1.65%	130%	$2,047
2013	$11.04	0.17	0.28	0.45	(0.21)	(0.10)	(0.31)	$11.18	4.05%	1.15%	1.15%	1.48%	1.48%	137%	$2,197
2012	$10.67	0.29	0.51	0.80	(0.36)	(0.07)	(0.43)	$11.04	7.50%	1.16%	1.16%	2.62%	2.62%	91%	$1,892

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

46

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

47

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

48

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

49

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88876 1605

Annual Report

March 31, 2016

Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	1.49%	3.68%	5.00%	—	12/3/01
Barclays U.S. Aggregate Bond Index	—	1.96%	3.77%	4.89%	—	—
Institutional Class	ACBPX	1.69%	3.89%	5.21%	—	4/1/93
A Class	ADFAX					12/3/01
No sales charge		1.24%	3.42%	4.75%	—
With sales charge		-3.33%	2.49%	4.26%	—
C Class	CDBCX	0.57%	2.67%	3.97%	—	1/31/03
R Class	ADVRX	0.98%	3.17%	4.49%	—	7/29/05
R6 Class	ADDVX	1.83%	—	—	3.70%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $16,295

Barclays U.S. Aggregate Bond Index — $16,128

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.60%	0.40%	0.85%	1.60%	1.10%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond advanced 1.49%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. Aggregate Bond Index gained 1.96%. The portfolio’s sector allocation (exposure to non-index securities) and duration positioning (price sensitivity to interest rate changes) in 2015 modestly detracted from relative performance. In addition, fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Backdrop

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the first nine months of the period and contributed to heightened market volatility. Meanwhile, other leading central banks pursued aggressive stimulus programs, including increased QE and negative interest rates, to combat economic weakness. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors, and the global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Overall, the U.S. Treasury yield curve flattened as longer-maturity yields declined due to investor demand and weak inflation, and shorter-maturity yields increased on Fed rate-hike expectations. All investment-grade bond sectors advanced, with commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and Treasuries outperforming the broad market and Treasury inflation protected securities (TIPS), corporate bonds, and agencies underperforming. High-yield corporate bonds sharply underperformed investment-grade securities for the 12-month period, primarily due to energy sector weakness and investor risk aversion during most of the period.

Sector Allocation, Duration Positioning Detracted from Relative Performance

We continued to underweight Treasuries and government agencies relative to the Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. The overweight to the securitized sector aided results, while the corporate overweight detracted. Security selection within the securitized sector also lifted performance. In particular, selections among non-agency CMBS, asset-backed securities, collateralized mortgage obligations, and traditional pass-through MBS broadly contributed to performance. Meanwhile, security selection in the corporate sector detracted from results, largely due to a portfolio-only position in high-yield corporate bonds.

We entered the 12-month period expecting a gradual rise in U.S. interest rates. Accordingly, we maintained a shorter duration (less price sensitivity to interest rate changes) than the index. We used U.S. Treasury futures contracts at times as part of this strategy. This positioning slightly detracted from relative performance as longer-maturity interest rates generally declined. Given the uncertainty surrounding the timing of interest rate normalization, we shifted from a slightly shorter-than-index duration to a neutral duration in the third calendar quarter of 2015.

A portfolio-only allocation to non-U.S.-dollar-denominated securities contributed to relative performance for the 12-month period. Specifically, we held a mix of dollar-hedged European bonds (including positions in European banks) that benefited from falling interest rates and ongoing QE in Europe. During the second half of 2015, we took profits in sovereign positions in Norway and Spain but maintained exposure to European financials sector bonds. In early 2016, we added a position in Portugal sovereign securities.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. Accordingly, we plan to tactically manage duration while continuing to overweight positions in spread sectors relative to Treasuries. We also believe weak growth and continued QE in Europe warrant maintaining a position in European bonds. In addition, we believe the cost of inflation protection with TIPS remains low, and we expect to maintain a position in the securities.

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	5.5 years
Weighted Average Life	7.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	32.8%
U.S. Treasury Securities	32.1%
U.S. Government Agency Mortgage-Backed Securities	24.8%
Asset-Backed Securities	5.3%
Collateralized Mortgage Obligations	5.2%
Commercial Mortgage-Backed Securities	4.6%
Sovereign Governments and Agencies	1.6%
U.S. Government Agency Securities	1.4%
Municipal Securities	1.4%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(10.6)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,023.50	$3.04	0.60%
Institutional Class	$1,000	$1,024.50	$2.02	0.40%
A Class	$1,000	$1,023.10	$4.30	0.85%
C Class	$1,000	$1,019.30	$8.08	1.60%
R Class	$1,000	$1,021.90	$5.56	1.10%
R6 Class	$1,000	$1,025.70	$1.77	0.35%
Hypothetical
Investor Class	$1,000	$1,022.00	$3.03	0.60%
Institutional Class	$1,000	$1,023.00	$2.02	0.40%
A Class	$1,000	$1,020.75	$4.29	0.85%
C Class	$1,000	$1,017.00	$8.07	1.60%
R Class	$1,000	$1,019.50	$5.55	1.10%
R6 Class	$1,000	$1,023.25	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
CORPORATE BONDS — 32.8%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 10/30/22	$2,770,000	$2,756,962
Harris Corp., 2.70%, 4/27/20	1,330,000	1,335,513
Lockheed Martin Corp., 4.25%, 11/15/19	1,990,000	2,182,769
Lockheed Martin Corp., 3.55%, 1/15/26	1,700,000	1,803,146
Lockheed Martin Corp., 3.80%, 3/1/45	490,000	477,516
United Technologies Corp., 6.05%, 6/1/36	1,868,000	2,341,844
United Technologies Corp., 4.50%, 6/1/42	1,010,000	1,097,232
		11,994,982
Auto Components — 0.2%
Schaeffler Finance BV, 4.25%, 5/15/21(1)	3,100,000	3,169,750
Tenneco, Inc., 6.875%, 12/15/20	2,220,000	2,300,475
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	3,100,000	3,150,375
		8,620,600
Automobiles — 0.8%
American Honda Finance Corp., 1.50%, 9/11/17(1)	1,530,000	1,533,701
Daimler Finance North America LLC, 2.625%, 9/15/16(1)	3,000,000	3,019,002
Ford Motor Co., 4.75%, 1/15/43	2,440,000	2,444,251
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	4,800,000	4,796,885
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	3,390,000	3,581,830
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	3,500,000	4,161,227
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	3,310,000	3,799,867
General Motors Co., 5.00%, 4/1/35	3,140,000	2,973,087
General Motors Co., 6.60%, 4/1/36	1,620,000	1,788,049
General Motors Financial Co., Inc., 3.25%, 5/15/18	5,570,000	5,666,294
General Motors Financial Co., Inc., 3.10%, 1/15/19	3,530,000	3,592,922
General Motors Financial Co., Inc., 5.25%, 3/1/26	2,260,000	2,376,191
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)	2,200,000	2,264,790
		41,998,096
Banks — 5.2%
Bank of America Corp., 6.50%, 8/1/16	1,970,000	2,004,065
Bank of America Corp., 5.75%, 12/1/17	6,390,000	6,793,516
Bank of America Corp., 5.625%, 7/1/20	6,230,000	7,007,404
Bank of America Corp., 5.70%, 1/24/22	1,530,000	1,759,902
Bank of America Corp., MTN, 4.00%, 4/1/24	3,300,000	3,468,831
Bank of America Corp., MTN, 4.20%, 8/26/24	5,400,000	5,507,336
Bank of America Corp., MTN, 4.00%, 1/22/25	3,700,000	3,713,986
Bank of America Corp., MTN, 5.00%, 1/21/44	1,540,000	1,701,055
Bank of America N.A., 5.30%, 3/15/17	8,840,000	9,150,885
Bank of America N.A., 6.00%, 10/15/36	2,830,000	3,447,175
Bank of Nova Scotia (The), 2.55%, 1/12/17	3,300,000	3,339,102
Barclays Bank plc, 5.14%, 10/14/20	1,760,000	1,881,257

		Principal Amount	Value
Barclays Bank plc, 4.375%, 1/12/26		$2,000,000	$1,966,440
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	3,000,000	3,872,537
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	4,739,000	7,163,151
BB&T Corp., MTN, 2.05%, 6/19/18		$1,000,000	1,012,206
BPCE SA, 5.15%, 7/21/24(1)		3,080,000	3,152,478
Branch Banking & Trust Co., 3.625%, 9/16/25		1,653,000	1,734,285
Branch Banking & Trust Co., 3.80%, 10/30/26		2,350,000	2,500,062
Capital One Financial Corp., 4.20%, 10/29/25		7,305,000	7,414,027
Capital One N.A., 2.35%, 8/17/18		2,900,000	2,916,942
Citigroup, Inc., 1.75%, 5/1/18		6,850,000	6,835,560
Citigroup, Inc., 4.50%, 1/14/22		5,530,000	6,064,845
Citigroup, Inc., 4.05%, 7/30/22		1,660,000	1,730,432
Citigroup, Inc., 4.40%, 6/10/25		12,320,000	12,591,853
Citigroup, Inc., 4.45%, 9/29/27		3,700,000	3,733,315
Commerzbank AG, 8.125%, 9/19/23(1)		2,000,000	2,265,400
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	5,400,000	6,919,187
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$4,280,000	4,571,117
Cooperatieve Rabobank UA, MTN, 3.75%, 11/9/20	EUR	2,200,000	2,802,137
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$1,270,000	1,304,388
Cooperatieve Rabobank UA, MTN, 4.125%, 9/14/22	EUR	4,500,000	5,834,899
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	7,100,000	8,377,912
Fifth Third Bank, 2.875%, 10/1/21		$3,210,000	3,273,680
HBOS plc, MTN, 6.75%, 5/21/18(1)		5,140,000	5,571,637
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	2,150,000	3,708,077
HSBC Bank USA N.A., 5.875%, 11/1/34		$1,760,000	2,019,707
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	8,200,000	9,937,473
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		$2,180,000	2,045,577
JPMorgan Chase & Co., 2.55%, 3/1/21		1,290,000	1,302,762
JPMorgan Chase & Co., 4.625%, 5/10/21		6,700,000	7,436,826
JPMorgan Chase & Co., 3.25%, 9/23/22		2,520,000	2,631,223
JPMorgan Chase & Co., 3.875%, 9/10/24		7,360,000	7,553,148
JPMorgan Chase & Co., 3.125%, 1/23/25		9,900,000	9,949,955
JPMorgan Chase & Co., 4.95%, 6/1/45		1,700,000	1,801,884
KeyCorp, MTN, 2.30%, 12/13/18		1,230,000	1,238,310
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	4,400,000	7,995,885
Northern Trust Co. (The), MTN, 6.50%, 8/15/18		$2,480,000	2,763,023
PNC Funding Corp., 4.375%, 8/11/20		1,720,000	1,885,939
Regions Bank, 6.45%, 6/26/37		1,160,000	1,393,647
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		3,280,000	3,489,802
Royal Bank of Scotland plc (The), MTN, 6.93%, 4/9/18	EUR	2,300,000	2,879,829
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	2,300,000	2,523,901
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	3,000,000	3,330,475
U.S. Bancorp, MTN, 3.00%, 3/15/22		$1,310,000	1,368,273
U.S. Bancorp, MTN, 3.60%, 9/11/24		2,820,000	2,976,149
U.S. Bank N.A., 2.80%, 1/27/25		2,820,000	2,881,812
Wells Fargo & Co., 4.125%, 8/15/23		2,170,000	2,317,951
Wells Fargo & Co., 5.61%, 1/15/44		3,300,000	3,790,802

		Principal Amount	Value
Wells Fargo & Co., MTN, 2.60%, 7/22/20		$4,700,000	$4,814,276
Wells Fargo & Co., MTN, 4.60%, 4/1/21		2,100,000	2,332,602
Wells Fargo & Co., MTN, 3.55%, 9/29/25		3,240,000	3,402,376
Wells Fargo & Co., MTN, 4.10%, 6/3/26		2,850,000	2,987,421
Wells Fargo & Co., MTN, 4.65%, 11/4/44		1,140,000	1,172,891
Wells Fargo & Co., MTN, 4.90%, 11/17/45		1,750,000	1,881,547
			259,196,547
Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		6,290,000	6,546,953
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		6,800,000	7,159,890
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		5,350,000	5,992,316
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		5,026,000	5,861,120
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		2,200,000	2,221,560
Pernod Ricard SA, 2.95%, 1/15/17(1)		3,870,000	3,909,187
			31,691,026
Biotechnology — 1.1%
AbbVie, Inc., 1.75%, 11/6/17		5,390,000	5,417,478
AbbVie, Inc., 2.90%, 11/6/22		4,130,000	4,210,452
AbbVie, Inc., 3.60%, 5/14/25		3,970,000	4,177,087
AbbVie, Inc., 4.40%, 11/6/42		2,810,000	2,850,891
Amgen, Inc., 2.125%, 5/15/17		1,060,000	1,071,554
Amgen, Inc., 5.85%, 6/1/17		2,560,000	2,695,772
Amgen, Inc., 4.10%, 6/15/21		3,270,000	3,572,367
Amgen, Inc., 5.375%, 5/15/43		3,170,000	3,624,473
Biogen, Inc., 3.625%, 9/15/22		5,390,000	5,710,759
Celgene Corp., 3.25%, 8/15/22		3,040,000	3,144,160
Celgene Corp., 3.875%, 8/15/25		6,100,000	6,425,838
Gilead Sciences, Inc., 4.40%, 12/1/21		5,430,000	6,073,249
Gilead Sciences, Inc., 3.65%, 3/1/26		4,720,000	5,029,524
			54,003,604
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		3,800,000	3,960,740
Masco Corp., 4.375%, 4/1/26		1,100,000	1,125,421
			5,086,161
Capital Markets — 0.4%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	4,500,000	6,460,166
Ameriprise Financial, Inc., 4.00%, 10/15/23		$1,410,000	1,492,599
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		8,977,000	9,606,620
Jefferies Group LLC, 5.125%, 4/13/18		2,860,000	2,965,928
			20,525,313
Chemicals — 0.4%
Ashland, Inc., 4.75%, 8/15/22		2,000,000	2,040,000
Dow Chemical Co. (The), 4.25%, 11/15/20		1,363,000	1,486,489
Eastman Chemical Co., 2.70%, 1/15/20		2,960,000	3,024,238
Eastman Chemical Co., 3.60%, 8/15/22		1,910,000	1,991,876
Ecolab, Inc., 4.35%, 12/8/21		3,104,000	3,432,906
LyondellBasell Industries NV, 5.00%, 4/15/19		3,470,000	3,710,238

	Principal Amount	Value
LyondellBasell Industries NV, 4.625%, 2/26/55	$2,070,000	$1,857,635
Mosaic Co. (The), 5.625%, 11/15/43	1,610,000	1,679,304
		19,222,686
Commercial Services and Supplies — 0.3%
Covanta Holding Corp., 5.875%, 3/1/24	2,200,000	2,145,000
Pitney Bowes, Inc., 4.625%, 3/15/24	1,690,000	1,726,947
Republic Services, Inc., 3.55%, 6/1/22	4,170,000	4,409,083
Waste Management, Inc., 2.60%, 9/1/16	3,400,000	3,422,284
Waste Management, Inc., 4.75%, 6/30/20	1,120,000	1,247,102
Waste Management, Inc., 4.10%, 3/1/45	2,120,000	2,137,710
		15,088,126
Communications Equipment — 0.2%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	3,870,000	3,904,927
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	3,010,000	3,109,011
Cisco Systems, Inc., 3.00%, 6/15/22	2,720,000	2,892,905
		9,906,843
Construction Materials — 0.1%
Owens Corning, 4.20%, 12/15/22	2,830,000	2,872,795
Consumer Finance — 0.9%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	5,240,000	5,565,535
American Express Credit Corp., 2.60%, 9/14/20	1,655,000	1,696,890
Capital One Bank USA N.A., 2.30%, 6/5/19	3,370,000	3,361,679
Capital One Bank USA N.A., 3.375%, 2/15/23	2,150,000	2,170,537
CIT Group, Inc., 4.25%, 8/15/17	6,690,000	6,824,536
CIT Group, Inc., 5.00%, 8/15/22	1,320,000	1,339,800
Discover Bank, 2.00%, 2/21/18	5,031,000	5,007,732
Discover Financial Services, 3.75%, 3/4/25	1,000,000	975,576
Equifax, Inc., 3.30%, 12/15/22	2,420,000	2,474,808
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	5,000,000	5,225,000
PNC Bank N.A., 6.00%, 12/7/17	3,215,000	3,415,179
PNC Bank N.A., 3.80%, 7/25/23	1,100,000	1,160,781
Synchrony Financial, 2.60%, 1/15/19	2,310,000	2,316,835
Synchrony Financial, 3.00%, 8/15/19	1,200,000	1,220,226
		42,755,114
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23	2,580,000	2,550,975
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	3,040,000	3,116,000
WestRock RKT Co., 3.50%, 3/1/20	2,010,000	2,040,556
WestRock RKT Co., 4.00%, 3/1/23	3,410,000	3,499,356
		11,206,887
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47	1,600,000	1,613,233
Catholic Health Initiatives, 2.95%, 11/1/22	2,420,000	2,428,458
		4,041,691

		Principal Amount	Value
Diversified Financial Services — 3.3%
Ally Financial, Inc., 2.75%, 1/30/17		$4,600,000	$4,588,500
Ally Financial, Inc., 3.60%, 5/21/18		3,000,000	2,992,500
BNP Paribas SA, 4.375%, 9/28/25(1)		1,700,000	1,697,015
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	2,300,000	2,619,442
BNP Paribas SA, VRN, 5.95%, 4/19/16	GBP	3,350,000	4,819,197
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	4,450,000	7,974,997
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20(1)		$4,000,000	3,983,932
Credit Suisse Group Funding Guernsey Ltd., 4.875%, 5/15/45		1,000,000	956,560
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	9,850,000	10,241,595
Deutsche Bank AG, VRN, 4.30%, 5/24/23		$1,390,000	1,197,317
GE Capital International Funding Co., 2.34%, 11/15/20(1)		15,331,000	15,729,897
General Electric Co., MTN, 4.375%, 9/16/20		3,745,000	4,181,233
General Electric Co., MTN, 4.65%, 10/17/21		1,197,000	1,367,260
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		3,280,000	3,324,011
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		9,430,000	9,656,857
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20		7,120,000	7,910,469
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		4,820,000	5,570,657
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		4,710,000	4,948,806
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		1,000,000	1,011,607
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		3,740,000	3,809,059
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		3,570,000	4,261,395
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		1,500,000	1,530,018
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		1,670,000	1,753,442
HSBC Holdings plc, 4.30%, 3/8/26		3,980,000	4,109,378
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	4,500,000	5,841,831
McGraw Hill Financial, Inc., 3.30%, 8/14/20		$1,710,000	1,777,925
Morgan Stanley, 2.65%, 1/27/20		1,360,000	1,381,847
Morgan Stanley, 5.00%, 11/24/25		10,840,000	11,758,983
Morgan Stanley, MTN, 6.625%, 4/1/18		9,070,000	9,915,115
Morgan Stanley, MTN, 5.625%, 9/23/19		12,340,000	13,745,403
Morgan Stanley, MTN, 3.70%, 10/23/24		4,340,000	4,496,201
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	4,300,000	5,813,140
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(1)		$1,930,000	1,937,371
			166,902,960
Diversified Telecommunication Services — 1.8%
AT&T, Inc., 5.00%, 3/1/21		2,340,000	2,613,696
AT&T, Inc., 3.875%, 8/15/21		3,160,000	3,368,304
AT&T, Inc., 4.45%, 4/1/24		1,610,000	1,742,181
AT&T, Inc., 3.40%, 5/15/25		7,480,000	7,512,890
AT&T, Inc., 6.55%, 2/15/39		4,053,000	4,807,263
AT&T, Inc., 4.30%, 12/15/42		3,620,000	3,327,008
British Telecommunications plc, 5.95%, 1/15/18		6,030,000	6,505,882
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		3,300,000	3,440,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(1)		2,220,000	2,240,235
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		3,800,000	4,259,124

	Principal Amount	Value
Frontier Communications Corp., 8.25%, 4/15/17	$1,270,000	$1,350,455
Frontier Communications Corp., 8.50%, 4/15/20	2,420,000	2,492,600
Frontier Communications Corp., 11.00%, 9/15/25(1)	1,100,000	1,109,625
Orange SA, 4.125%, 9/14/21	2,200,000	2,408,461
Orange SA, 5.50%, 2/6/44	1,570,000	1,878,054
Telecom Italia Capital SA, 6.00%, 9/30/34	1,700,000	1,624,401
Telecom Italia SpA, 5.30%, 5/30/24(1)	2,100,000	2,160,375
Telefonica Emisiones SAU, 5.46%, 2/16/21	3,410,000	3,879,792
Verizon Communications, Inc., 3.65%, 9/14/18	4,000,000	4,213,888
Verizon Communications, Inc., 5.15%, 9/15/23	5,470,000	6,325,727
Verizon Communications, Inc., 5.05%, 3/15/34	8,240,000	8,959,574
Verizon Communications, Inc., 4.75%, 11/1/41	1,890,000	1,950,499
Verizon Communications, Inc., 6.55%, 9/15/43	1,978,000	2,611,237
Verizon Communications, Inc., 4.86%, 8/21/46	4,545,000	4,813,650
Verizon Communications, Inc., 5.01%, 8/21/54	2,984,000	3,007,329
		88,602,500
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(1)	1,830,000	1,756,800
Electronic Equipment, Instruments and Components — 0.1%
Avnet, Inc., 4.625%, 4/15/26	1,000,000	1,013,264
Jabil Circuit, Inc., 7.75%, 7/15/16	3,484,000	3,536,668
		4,549,932
Energy Equipment and Services — 0.2%
Ensco plc, 4.70%, 3/15/21	3,067,000	2,138,159
Ensco plc, 5.20%, 3/15/25	1,160,000	652,500
Halliburton Co., 3.80%, 11/15/25	3,300,000	3,305,950
Noble Holding International Ltd., 6.95%, 4/1/25	730,000	475,231
Schlumberger Investment SA, 3.65%, 12/1/23	2,460,000	2,558,009
		9,129,849
Food and Staples Retailing — 0.6%
CVS Health Corp., 3.50%, 7/20/22	4,000,000	4,295,912
CVS Health Corp., 5.125%, 7/20/45	2,500,000	2,908,560
Delhaize Group, 5.70%, 10/1/40	1,280,000	1,385,038
Dollar General Corp., 3.25%, 4/15/23	3,620,000	3,660,323
Dollar General Corp., 4.15%, 11/1/25	800,000	842,478
Kroger Co. (The), 6.40%, 8/15/17	2,000,000	2,138,338
Kroger Co. (The), 3.30%, 1/15/21	6,235,000	6,596,175
Sysco Corp., 3.30%, 7/15/26(2)	1,600,000	1,622,218
Wal-Mart Stores, Inc., 5.625%, 4/15/41	1,150,000	1,490,748
Wal-Mart Stores, Inc., 4.30%, 4/22/44	6,070,000	6,806,740
		31,746,530
Food Products — 0.3%
Kraft Heinz Foods Co., 3.95%, 7/15/25(1)	4,890,000	5,218,857
Kraft Heinz Foods Co., 5.00%, 6/4/42	1,000,000	1,092,941
Kraft Heinz Foods Co., 5.20%, 7/15/45(1)	2,100,000	2,359,537
Tyson Foods, Inc., 6.60%, 4/1/16	2,580,000	2,580,000
Tyson Foods, Inc., 4.50%, 6/15/22	2,370,000	2,600,722
		13,852,057

	Principal Amount	Value
Gas Utilities — 1.3%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(1)	$3,000,000	$2,984,997
Enbridge Energy Partners LP, 6.50%, 4/15/18	2,470,000	2,542,443
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,010,000	1,012,646
Enbridge, Inc., 4.50%, 6/10/44	2,130,000	1,701,495
Energy Transfer Equity LP, 7.50%, 10/15/20	2,120,000	2,051,100
Energy Transfer Partners LP, 5.20%, 2/1/22	1,610,000	1,530,390
Energy Transfer Partners LP, 3.60%, 2/1/23	3,530,000	3,067,676
Energy Transfer Partners LP, 4.90%, 3/15/35	700,000	555,906
Energy Transfer Partners LP, 6.50%, 2/1/42	1,880,000	1,735,295
Enterprise Products Operating LLC, 6.30%, 9/15/17	1,525,000	1,614,672
Enterprise Products Operating LLC, 3.70%, 2/15/26	2,000,000	1,989,762
Enterprise Products Operating LLC, 4.85%, 3/15/44	5,180,000	4,878,664
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	2,500,000	2,541,250
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	3,360,000	3,583,245
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	3,040,000	3,171,289
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	3,850,000	3,655,979
Kinder Morgan, Inc., 4.30%, 6/1/25	1,210,000	1,153,563
Kinder Morgan, Inc., 5.55%, 6/1/45	1,460,000	1,302,254
Magellan Midstream Partners LP, 6.55%, 7/15/19	2,680,000	2,994,463
MPLX LP, 4.875%, 12/1/24(1)	1,840,000	1,700,086
MPLX LP, 4.875%, 6/1/25(1)	2,480,000	2,266,328
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	3,070,000	2,815,374
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	4,630,000	4,141,498
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	3,040,000	2,690,400
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	1,000,000	997,500
Williams Cos., Inc. (The), 3.70%, 1/15/23	1,650,000	1,241,625
Williams Cos., Inc. (The), 5.75%, 6/24/44	1,220,000	817,400
Williams Partners LP, 4.125%, 11/15/20	4,003,000	3,640,921
Williams Partners LP, 5.10%, 9/15/45	1,280,000	924,160
		65,302,381
Health Care Equipment and Supplies — 0.5%
Becton Dickinson and Co., 3.73%, 12/15/24	6,370,000	6,796,656
Medtronic, Inc., 2.50%, 3/15/20	1,900,000	1,967,980
Medtronic, Inc., 3.50%, 3/15/25	6,590,000	7,042,503
Medtronic, Inc., 4.375%, 3/15/35	4,550,000	4,936,800
St. Jude Medical, Inc., 2.00%, 9/15/18	1,560,000	1,578,249
Stryker Corp., 3.50%, 3/15/26	2,250,000	2,338,065
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	2,080,000	2,111,882
		26,772,135
Health Care Providers and Services — 0.8%
Aetna, Inc., 2.75%, 11/15/22	1,540,000	1,536,410
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	3,465,000	3,508,313
Express Scripts Holding Co., 4.50%, 2/25/26	3,360,000	3,496,255
Express Scripts, Inc., 7.25%, 6/15/19	3,290,000	3,815,538

		Principal Amount	Value
HCA, Inc., 3.75%, 3/15/19		$5,910,000	$6,068,979
HCA, Inc., 4.25%, 10/15/19		1,000,000	1,031,875
NYU Hospitals Center, 4.43%, 7/1/42		2,180,000	2,214,651
UnitedHealth Group, Inc., 2.875%, 12/15/21		3,410,000	3,545,824
UnitedHealth Group, Inc., 2.875%, 3/15/22		4,060,000	4,212,071
UnitedHealth Group, Inc., 3.75%, 7/15/25		1,570,000	1,694,405
Universal Health Services, Inc., 7.125%, 6/30/16		4,140,000	4,205,039
Universal Health Services, Inc., 4.75%, 8/1/22(1)		3,200,000	3,264,000
			38,593,360
Hotels, Restaurants and Leisure — 0.2%
McDonald's Corp., MTN, 3.375%, 5/26/25		2,000,000	2,088,794
McDonald's Corp., MTN, 4.60%, 5/26/45		1,020,000	1,071,762
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		3,630,000	3,847,800
Wyndham Worldwide Corp., 2.95%, 3/1/17		2,340,000	2,362,735
			9,371,091
Household Durables — 0.4%
D.R. Horton, Inc., 3.625%, 2/15/18		3,770,000	3,878,387
D.R. Horton, Inc., 5.75%, 8/15/23		2,020,000	2,191,700
Lennar Corp., 4.75%, 12/15/17		3,030,000	3,113,325
Lennar Corp., 4.75%, 4/1/21		3,290,000	3,347,575
M.D.C. Holdings, Inc., 5.50%, 1/15/24		2,000,000	1,925,000
Toll Brothers Finance Corp., 6.75%, 11/1/19		2,620,000	2,934,400
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		1,460,000	1,456,350
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		730,000	729,088
			19,575,825
Industrial Conglomerates — 0.2%
General Electric Co., 5.25%, 12/6/17		4,251,000	4,559,261
General Electric Co., 4.125%, 10/9/42		3,140,000	3,304,165
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		2,330,000	2,391,694
			10,255,120
Insurance — 1.7%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19		3,320,000	3,311,700
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	4,800,000	6,320,865
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$1,000,000	1,018,125
American International Group, Inc., 4.125%, 2/15/24		8,580,000	8,958,833
American International Group, Inc., 4.50%, 7/16/44		2,150,000	2,036,190
American International Group, Inc., MTN, 5.85%, 1/16/18		1,455,000	1,560,639
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		2,770,000	3,084,971
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		2,030,000	2,117,879
Berkshire Hathaway, Inc., 2.75%, 3/15/23		2,370,000	2,419,983
Berkshire Hathaway, Inc., 4.50%, 2/11/43		3,160,000	3,462,257
Chubb INA Holdings, Inc., 3.35%, 5/3/26		1,660,000	1,734,891
Chubb INA Holdings, Inc., 3.15%, 3/15/25		3,950,000	4,069,484
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16		2,070,000	2,115,975

	Principal Amount	Value
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	$1,190,000	$1,404,447
International Lease Finance Corp., 6.25%, 5/15/19	1,670,000	1,784,812
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)	440,000	479,816
Liberty Mutual Group, Inc., 4.85%, 8/1/44(1)	2,920,000	2,804,380
Lincoln National Corp., 6.25%, 2/15/20	3,240,000	3,624,287
Markel Corp., 4.90%, 7/1/22	4,070,000	4,475,030
Markel Corp., 3.625%, 3/30/23	1,000,000	1,010,123
MetLife, Inc., 4.125%, 8/13/42	2,140,000	2,048,866
MetLife, Inc., 4.875%, 11/13/43	1,405,000	1,500,917
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	2,870,000	2,903,418
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	1,000,000	1,120,714
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	1,275,000	1,446,496
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	3,740,000	4,147,548
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(1)	1,670,000	1,729,681
Travelers Cos., Inc. (The), 4.60%, 8/1/43	2,050,000	2,316,982
Travelers Cos., Inc. (The), 4.30%, 8/25/45	1,000,000	1,086,164
Voya Financial, Inc., 5.50%, 7/15/22	1,750,000	1,961,155
Voya Financial, Inc., 5.70%, 7/15/43	2,500,000	2,845,022
Voya Financial, Inc., VRN, 5.65%, 5/15/23	700,000	654,500
WR Berkley Corp., 4.625%, 3/15/22	2,450,000	2,647,739
WR Berkley Corp., 4.75%, 8/1/44	1,240,000	1,241,684
XLIT Ltd., 4.45%, 3/31/25	750,000	744,325
		86,189,898
Internet Software and Services — 0.1%
Netflix, Inc., 5.375%, 2/1/21	2,900,000	3,041,375
IT Services — 0.2%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	2,520,000	2,622,168
Fidelity National Information Services, Inc., 4.50%, 10/15/22	3,250,000	3,471,543
Fidelity National Information Services, Inc., 3.50%, 4/15/23	1,470,000	1,469,746
Xerox Corp., 2.95%, 3/15/17	1,670,000	1,680,504
		9,243,961
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,030,000	1,067,497
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	2,157,000	2,203,639
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	2,570,000	2,870,487
		6,141,623
Machinery — 0.1%
Oshkosh Corp., 5.375%, 3/1/22	4,070,000	4,161,575
Terex Corp., 6.50%, 4/1/20	1,000,000	970,000
		5,131,575
Media — 2.0%
21st Century Fox America, Inc., 3.70%, 10/15/25	2,460,000	2,581,996
21st Century Fox America, Inc., 6.90%, 8/15/39	3,110,000	3,885,202
21st Century Fox America, Inc., 4.75%, 9/15/44	2,720,000	2,827,424
CBS Corp., 3.50%, 1/15/25	2,560,000	2,600,151
CBS Corp., 4.85%, 7/1/42	1,240,000	1,206,598

	Principal Amount	Value
CCO Safari II LLC, 4.91%, 7/23/25(1)	$10,980,000	$11,603,137
Comcast Corp., 3.15%, 3/1/26	1,760,000	1,834,536
Comcast Corp., 4.40%, 8/15/35	2,070,000	2,247,575
Comcast Corp., 6.40%, 5/15/38	3,970,000	5,299,410
Comcast Corp., 4.75%, 3/1/44	5,390,000	6,096,300
Discovery Communications LLC, 5.625%, 8/15/19	2,803,000	3,082,269
DISH DBS Corp., 4.625%, 7/15/17	3,000,000	3,067,500
Embarq Corp., 8.00%, 6/1/36	1,660,000	1,606,050
Grupo Televisa SAB, 5.00%, 5/13/45	1,000,000	917,487
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	2,260,000	2,329,999
Lamar Media Corp., 5.375%, 1/15/24	2,630,000	2,755,714
NBCUniversal Media LLC, 5.15%, 4/30/20	1,950,000	2,218,802
NBCUniversal Media LLC, 4.375%, 4/1/21	4,630,000	5,183,109
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	2,680,000	2,760,400
Omnicom Group, Inc., 3.60%, 4/15/26(2)	3,600,000	3,696,847
TEGNA, Inc., 5.125%, 7/15/20	4,450,000	4,650,250
Time Warner Cable, Inc., 6.75%, 7/1/18	1,830,000	2,014,728
Time Warner Cable, Inc., 5.50%, 9/1/41	1,020,000	1,015,229
Time Warner Cable, Inc., 4.50%, 9/15/42	1,770,000	1,577,426
Time Warner, Inc., 4.70%, 1/15/21	2,410,000	2,656,854
Time Warner, Inc., 3.60%, 7/15/25	5,500,000	5,658,790
Time Warner, Inc., 7.70%, 5/1/32	2,740,000	3,527,232
Time Warner, Inc., 5.35%, 12/15/43	1,520,000	1,624,006
Viacom, Inc., 4.50%, 3/1/21	2,500,000	2,698,825
Viacom, Inc., 3.125%, 6/15/22	1,690,000	1,663,650
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	2,500,000	2,512,500
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	3,580,000	3,850,558
		101,250,554
Metals and Mining — 0.2%
Barrick North America Finance LLC, 4.40%, 5/30/21	1,678,000	1,717,869
Barrick North America Finance LLC, 5.75%, 5/1/43	1,010,000	916,217
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)	2,560,000	2,305,139
Newmont Mining Corp., 6.25%, 10/1/39	137,000	137,361
Southern Copper Corp., 5.25%, 11/8/42	1,450,000	1,196,227
Steel Dynamics, Inc., 6.125%, 8/15/19	2,590,000	2,687,125
Teck Resources Ltd., 3.15%, 1/15/17	1,270,000	1,225,550
Vale Overseas Ltd., 5.625%, 9/15/19	1,430,000	1,394,250
		11,579,738
Multi-Utilities — 1.5%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	2,100,000	2,221,804
CMS Energy Corp., 8.75%, 6/15/19	4,160,000	5,032,627
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	2,030,000	2,032,355
Constellation Energy Group, Inc., 5.15%, 12/1/20	2,700,000	2,997,089
Consumers Energy Co., 2.85%, 5/15/22	1,050,000	1,075,329
Dominion Resources, Inc., 6.40%, 6/15/18	4,350,000	4,734,479
Dominion Resources, Inc., 2.75%, 9/15/22	1,690,000	1,672,978
Dominion Resources, Inc., 3.625%, 12/1/24	2,310,000	2,348,954

	Principal Amount	Value
Dominion Resources, Inc., 4.90%, 8/1/41	$2,320,000	$2,376,942
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	1,910,000	1,618,725
DPL, Inc., 6.50%, 10/15/16	270,000	276,413
Duke Energy Corp., 1.625%, 8/15/17	2,120,000	2,124,291
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,819,376
Duke Energy Florida LLC, 6.35%, 9/15/37	1,307,000	1,766,740
Duke Energy Florida LLC, 3.85%, 11/15/42	2,670,000	2,599,354
Duke Energy Progress, LLC, 4.15%, 12/1/44	1,900,000	2,000,966
Edison International, 3.75%, 9/15/17	2,920,000	3,020,004
Exelon Generation Co. LLC, 5.60%, 6/15/42	1,510,000	1,465,414
FirstEnergy Corp., 2.75%, 3/15/18	1,967,000	1,986,855
FirstEnergy Corp., 4.25%, 3/15/23	3,810,000	3,973,182
Florida Power & Light Co., 4.125%, 2/1/42	2,160,000	2,306,413
Georgia Power Co., 4.30%, 3/15/42	1,590,000	1,623,681
IPALCO Enterprises, Inc., 5.00%, 5/1/18	3,010,000	3,175,550
MidAmerican Energy Co., 4.40%, 10/15/44	2,480,000	2,714,851
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	3,070,000	2,869,836
Nisource Finance Corp., 5.65%, 2/1/45	1,760,000	2,102,503
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,812,328
Progress Energy, Inc., 3.15%, 4/1/22	2,690,000	2,731,133
Sempra Energy, 6.50%, 6/1/16	2,090,000	2,106,425
Sempra Energy, 2.875%, 10/1/22	1,070,000	1,059,492
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,097,982
Virginia Electric and Power Co., 4.45%, 2/15/44	1,140,000	1,248,920
Xcel Energy, Inc., 4.80%, 9/15/41	1,410,000	1,555,640
		74,548,631
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	1,970,000	1,874,678
Target Corp., 4.00%, 7/1/42	1,140,000	1,223,907
		3,098,585
Oil, Gas and Consumable Fuels — 1.7%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	1,000,000	1,030,000
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	1,170,000	1,199,250
Anadarko Petroleum Corp., 5.95%, 9/15/16	720,000	731,863
Anadarko Petroleum Corp., 5.55%, 3/15/26	1,300,000	1,316,832
Anadarko Petroleum Corp., 6.45%, 9/15/36	1,570,000	1,573,294
Apache Corp., 4.75%, 4/15/43	1,000,000	901,110
BP Capital Markets plc, 2.75%, 5/10/23	1,880,000	1,846,376
Chevron Corp., 2.43%, 6/24/20	1,500,000	1,532,946
Cimarex Energy Co., 4.375%, 6/1/24	4,070,000	4,015,808
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	2,000,000	2,072,946
Concho Resources, Inc., 7.00%, 1/15/21	4,755,000	4,826,325
Concho Resources, Inc., 6.50%, 1/15/22	1,100,000	1,102,750
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,889,000	2,130,588
Continental Resources, Inc., 5.00%, 9/15/22	2,000,000	1,733,750
Ecopetrol SA, 4.125%, 1/16/25	1,220,000	1,037,000

	Principal Amount	Value
EOG Resources, Inc., 4.10%, 2/1/21	$2,390,000	$2,530,642
Exxon Mobil Corp., 2.71%, 3/6/25	4,230,000	4,260,456
Exxon Mobil Corp., 3.04%, 3/1/26	3,870,000	3,967,629
Hess Corp., 6.00%, 1/15/40	1,980,000	1,846,103
Newfield Exploration Co., 5.75%, 1/30/22	3,920,000	3,846,500
Noble Energy, Inc., 4.15%, 12/15/21	4,080,000	4,081,089
Noble Energy, Inc., 3.90%, 11/15/24	800,000	755,328
Petroleos Mexicanos, 6.00%, 3/5/20	3,600,000	3,816,000
Petroleos Mexicanos, 4.875%, 1/24/22	2,160,000	2,149,200
Petroleos Mexicanos, 6.625%, 6/15/35	1,510,000	1,457,150
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	1,665,840
Petroleos Mexicanos, 5.50%, 6/27/44	2,910,000	2,437,125
Phillips 66, 4.30%, 4/1/22	4,730,000	5,045,174
Phillips 66, 4.65%, 11/15/34	2,600,000	2,587,642
Shell International Finance BV, 2.375%, 8/21/22	2,100,000	2,083,826
Shell International Finance BV, 3.25%, 5/11/25	2,160,000	2,180,280
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,597,450
Shell International Finance BV, 4.55%, 8/12/43	1,590,000	1,655,084
Statoil ASA, 2.45%, 1/17/23	3,670,000	3,562,524
Statoil ASA, 3.95%, 5/15/43	2,060,000	1,968,707
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	2,030,000	2,075,675
Tesoro Corp., 5.375%, 10/1/22	1,620,000	1,601,775
Total Capital SA, 2.125%, 8/10/18	2,550,000	2,592,876
		86,814,913
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 2.54%, 11/15/19(1)	3,440,000	3,458,184
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	4,775,000	5,341,836
International Paper Co., 6.00%, 11/15/41	1,070,000	1,166,304
		9,966,324
Pharmaceuticals — 0.7%
Actavis Funding SCS, 3.85%, 6/15/24	4,150,000	4,358,882
Actavis Funding SCS, 4.55%, 3/15/35	1,960,000	2,033,251
Actavis, Inc., 1.875%, 10/1/17	2,370,000	2,381,151
Actavis, Inc., 3.25%, 10/1/22	3,180,000	3,262,384
Actavis, Inc., 4.625%, 10/1/42	1,420,000	1,468,966
Baxalta, Inc., 4.00%, 6/23/25(1)	3,520,000	3,585,321
Forest Laboratories LLC, 4.875%, 2/15/21(1)	3,370,000	3,721,343
Merck & Co., Inc., 2.40%, 9/15/22	2,270,000	2,317,411
Merck & Co., Inc., 3.70%, 2/10/45	1,240,000	1,265,598
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	3,545,000	3,636,277
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	3,000,000	2,991,141
Roche Holdings, Inc., 3.35%, 9/30/24(1)	1,300,000	1,381,633
Roche Holdings, Inc., 4.00%, 11/28/44(1)	1,850,000	2,012,791
		34,416,149
Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp., 5.05%, 9/1/20	2,090,000	2,272,994
Boston Properties LP, 3.65%, 2/1/26	1,600,000	1,658,016

	Principal Amount	Value
Crown Castle International Corp., 5.25%, 1/15/23	$1,050,000	$1,132,688
Crown Castle International Corp., 4.45%, 2/15/26	1,500,000	1,561,618
DDR Corp., 4.75%, 4/15/18	5,930,000	6,168,700
DDR Corp., 3.625%, 2/1/25	1,460,000	1,415,707
Essex Portfolio LP, 3.625%, 8/15/22	3,120,000	3,241,103
Essex Portfolio LP, 3.375%, 1/15/23	1,430,000	1,460,496
Essex Portfolio LP, 3.25%, 5/1/23	1,010,000	1,007,742
Hospitality Properties Trust, 4.65%, 3/15/24	6,610,000	6,499,831
Host Hotels & Resorts LP, 6.00%, 10/1/21	1,370,000	1,539,853
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,450,000	1,417,495
Kilroy Realty LP, 3.80%, 1/15/23	3,750,000	3,828,465
Kilroy Realty LP, 4.375%, 10/1/25	760,000	799,063
Realty Income Corp., 4.125%, 10/15/26	1,090,000	1,123,668
Senior Housing Properties Trust, 4.75%, 5/1/24	2,460,000	2,387,664
Simon Property Group LP, 3.30%, 1/15/26	2,780,000	2,889,938
Ventas Realty LP, 4.125%, 1/15/26	1,600,000	1,646,936
Welltower, Inc., 2.25%, 3/15/18	960,000	965,852
Welltower, Inc., 3.75%, 3/15/23	2,590,000	2,591,919
		45,609,748
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	3,310,000	3,555,936
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	3,850,000	4,278,108
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,530,000	1,649,602
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,170,000	1,203,907
CSX Corp., 4.25%, 6/1/21	1,400,000	1,532,705
CSX Corp., 3.40%, 8/1/24	1,840,000	1,907,739
Norfolk Southern Corp., 5.75%, 4/1/18	2,560,000	2,769,677
Norfolk Southern Corp., 3.25%, 12/1/21	2,000,000	2,073,770
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22(1)	1,700,000	1,690,935
Union Pacific Corp., 4.00%, 2/1/21	1,810,000	1,983,675
Union Pacific Corp., 4.75%, 9/15/41	2,480,000	2,778,436
		25,424,490
Semiconductors and Semiconductor Equipment — 0.1%
KLA-Tencor Corp., 4.65%, 11/1/24	2,000,000	2,027,306
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	3,000,000	3,037,500
		5,064,806
Software — 0.5%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	2,980,000	3,147,625
Intuit, Inc., 5.75%, 3/15/17	5,123,000	5,324,744
Microsoft Corp., 2.70%, 2/12/25	4,130,000	4,226,869
Microsoft Corp., 3.125%, 11/3/25	1,650,000	1,735,559
Oracle Corp., 3.625%, 7/15/23	570,000	618,224
Oracle Corp., 3.40%, 7/8/24	3,010,000	3,206,631
Oracle Corp., 2.95%, 5/15/25	5,000,000	5,130,135
Oracle Corp., 4.30%, 7/8/34	2,380,000	2,508,349
		25,898,136

	Principal Amount	Value
Specialty Retail — 0.3%
Home Depot, Inc. (The), 2.625%, 6/1/22	$2,930,000	$3,034,255
Home Depot, Inc. (The), 3.35%, 9/15/25	1,650,000	1,790,923
Home Depot, Inc. (The), 3.00%, 4/1/26	3,260,000	3,426,397
Home Depot, Inc. (The), 5.95%, 4/1/41	3,720,000	4,932,036
United Rentals North America, Inc., 4.625%, 7/15/23	3,490,000	3,481,275
		16,664,886
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc., 2.85%, 5/6/21	2,520,000	2,646,932
Apple, Inc., 2.50%, 2/9/25	7,550,000	7,516,848
Apple, Inc., 3.25%, 2/23/26	1,580,000	1,650,034
Apple, Inc., 4.65%, 2/23/46	1,000,000	1,094,695
Dell, Inc., 3.10%, 4/1/16	820,000	820,000
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(1)	4,230,000	4,404,822
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(1)	5,250,000	5,417,900
HP, Inc., 4.30%, 6/1/21	3,070,000	3,200,328
Seagate HDD Cayman, 4.75%, 6/1/23	4,270,000	3,543,361
		30,294,920
Textiles, Apparel and Luxury Goods — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	4,164,000	4,314,945
L Brands, Inc., 6.90%, 7/15/17	1,830,000	1,942,087
PVH Corp., 4.50%, 12/15/22	2,920,000	3,007,600
		9,264,632
Tobacco — 0.3%
Altria Group, Inc., 2.85%, 8/9/22	5,270,000	5,454,671
Philip Morris International, Inc., 4.125%, 5/17/21	3,860,000	4,290,174
Reynolds American, Inc., 4.45%, 6/12/25	4,000,000	4,411,020
		14,155,865
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.125%, 7/16/22	4,460,000	4,593,296
Sprint Communications, Inc., 6.00%, 12/1/16	2,210,000	2,207,237
Sprint Communications, Inc., 9.00%, 11/15/18(1)	2,320,000	2,441,800
T-Mobile USA, Inc., 6.46%, 4/28/19	3,850,000	3,946,250
Vodafone Group plc, 5.625%, 2/27/17	3,320,000	3,455,018
		16,643,601
TOTAL CORPORATE BONDS (Cost $1,618,184,792)		1,645,065,421
U.S. TREASURY SECURITIES — 32.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	45,190,000	53,822,872
U.S. Treasury Bonds, 4.375%, 11/15/39	21,250,000	28,617,354
U.S. Treasury Bonds, 4.625%, 2/15/40	23,250,000	32,398,340
U.S. Treasury Bonds, 4.375%, 5/15/41	11,500,000	15,538,927
U.S. Treasury Bonds, 2.75%, 11/15/42	22,000,000	22,693,946
U.S. Treasury Bonds, 2.875%, 5/15/43	36,100,000	38,065,067
U.S. Treasury Bonds, 3.125%, 8/15/44	36,700,000	40,622,312
U.S. Treasury Bonds, 3.00%, 11/15/44	18,650,000	20,134,708
U.S. Treasury Bonds, 2.50%, 2/15/45	31,050,000	30,289,523
U.S. Treasury Bonds, 3.00%, 5/15/45	6,700,000	7,229,193

	Principal Amount	Value
U.S. Treasury Notes, VRN, 0.35%, 4/5/16	$98,243,800	$98,244,881
U.S. Treasury Notes, 0.875%, 2/28/17(3)	10,000,000	10,024,020
U.S. Treasury Notes, 0.75%, 10/31/17	142,550,000	142,630,683
U.S. Treasury Notes, 0.875%, 1/31/18	42,000,000	42,116,466
U.S. Treasury Notes, 1.00%, 2/15/18	13,200,000	13,264,970
U.S. Treasury Notes, 1.00%, 3/15/18	159,250,000	160,083,514
U.S. Treasury Notes, 0.75%, 4/15/18	78,000,000	77,993,916
U.S. Treasury Notes, 2.625%, 4/30/18	7,700,000	8,001,386
U.S. Treasury Notes, 1.00%, 5/31/18	40,640,000	40,844,013
U.S. Treasury Notes, 1.375%, 6/30/18	15,360,000	15,569,403
U.S. Treasury Notes, 1.375%, 11/30/18	35,000,000	35,520,905
U.S. Treasury Notes, 1.50%, 2/28/19	30,000,000	30,551,370
U.S. Treasury Notes, 1.75%, 9/30/19	125,000,000	128,286,125
U.S. Treasury Notes, 1.625%, 12/31/19	50,000,000	51,080,100
U.S. Treasury Notes, 1.25%, 1/31/20	20,000,000	20,145,700
U.S. Treasury Notes, 1.375%, 2/29/20	32,000,000	32,366,240
U.S. Treasury Notes, 1.375%, 3/31/20	46,900,000	47,430,392
U.S. Treasury Notes, 1.375%, 4/30/20	11,300,000	11,421,825
U.S. Treasury Notes, 1.50%, 5/31/20	43,000,000	43,663,490
U.S. Treasury Notes, 1.625%, 6/30/20	91,500,000	93,362,208
U.S. Treasury Notes, 1.375%, 9/30/20	102,000,000	102,902,496
U.S. Treasury Notes, 2.125%, 1/31/21	25,000,000	26,082,525
U.S. Treasury Notes, 1.125%, 2/28/21	10,000,000	9,964,060
U.S. Treasury Notes, 2.00%, 10/31/21	1,930,000	1,996,118
U.S. Treasury Notes, 1.50%, 2/28/23	70,200,000	70,029,976
U.S. Treasury Notes, 2.25%, 11/15/25	4,000,000	4,164,688
TOTAL U.S. TREASURY SECURITIES (Cost $1,557,869,974)		1,607,153,712
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 24.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.9%
FHLMC, VRN, 1.78%, 4/15/16	2,733,626	2,792,194
FHLMC, VRN, 1.84%, 4/15/16	6,187,220	6,327,625
FHLMC, VRN, 1.95%, 4/15/16	4,541,380	4,661,215
FHLMC, VRN, 1.98%, 4/15/16	3,472,449	3,553,459
FHLMC, VRN, 2.05%, 4/15/16	6,332,670	6,505,042
FHLMC, VRN, 2.32%, 4/15/16	10,907,663	11,166,424
FHLMC, VRN, 2.50%, 4/15/16	1,558,824	1,647,381
FHLMC, VRN, 2.55%, 4/15/16	997,819	1,041,144
FHLMC, VRN, 2.59%, 4/15/16	10,487,685	11,060,191
FHLMC, VRN, 2.62%, 4/15/16	1,784,234	1,884,544
FHLMC, VRN, 2.63%, 4/15/16	1,463,367	1,543,836
FHLMC, VRN, 2.78%, 4/15/16	863,016	909,771
FHLMC, VRN, 3.24%, 4/15/16	2,890,375	3,043,426
FHLMC, VRN, 3.68%, 4/15/16	3,627,128	3,801,646
FHLMC, VRN, 3.79%, 4/15/16	2,260,538	2,386,765
FHLMC, VRN, 4.06%, 4/15/16	2,489,148	2,621,730
FHLMC, VRN, 4.22%, 4/15/16	2,884,113	3,052,283
FHLMC, VRN, 4.67%, 4/15/16	1,773,510	1,860,981

	Principal Amount	Value
FHLMC, VRN, 5.12%, 4/15/16	$456,493	$481,319
FHLMC, VRN, 5.77%, 4/15/16	5,269,191	5,559,519
FHLMC, VRN, 5.94%, 4/15/16	3,478,959	3,662,751
FNMA, VRN, 2.05%, 4/25/16	3,370,444	3,460,084
FNMA, VRN, 2.06%, 4/25/16	1,242,162	1,298,121
FNMA, VRN, 2.07%, 4/25/16	9,394,894	9,767,152
FNMA, VRN, 2.07%, 4/25/16	2,634,564	2,743,971
FNMA, VRN, 2.07%, 4/25/16	5,427,142	5,658,355
FNMA, VRN, 2.07%, 4/25/16	6,228,660	6,489,163
FNMA, VRN, 2.33%, 4/25/16	10,386,726	10,772,769
FNMA, VRN, 2.57%, 4/25/16	1,526,518	1,601,649
FNMA, VRN, 2.62%, 4/25/16	780,698	821,801
FNMA, VRN, 2.70%, 4/25/16	7,517,080	7,768,054
FNMA, VRN, 3.16%, 4/25/16	1,985,619	2,095,085
FNMA, VRN, 3.36%, 4/25/16	1,643,755	1,720,403
FNMA, VRN, 3.61%, 4/25/16	2,899,660	3,065,062
FNMA, VRN, 3.95%, 4/25/16	4,109,939	4,337,176
FNMA, VRN, 4.80%, 4/25/16	2,758,057	2,904,837
		144,066,928
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.9%
FHLMC, 6.50%, 6/1/16	960	961
FHLMC, 6.50%, 6/1/16	357	358
FHLMC, 5.00%, 11/1/17	42,818	44,225
FHLMC, 4.50%, 1/1/19	11,742	12,137
FHLMC, 5.00%, 1/1/21	1,121,415	1,185,676
FHLMC, 5.00%, 4/1/21	243,223	257,215
FHLMC, 7.00%, 9/1/27	3,035	3,492
FHLMC, 6.50%, 1/1/28	4,935	5,762
FHLMC, 7.00%, 2/1/28	773	917
FHLMC, 6.50%, 3/1/29	28,629	33,315
FHLMC, 6.50%, 6/1/29	29,311	33,377
FHLMC, 7.00%, 8/1/29	3,144	3,432
FHLMC, 5.00%, 4/1/31	4,897,235	5,415,753
FHLMC, 5.00%, 5/1/31	5,904,469	6,534,281
FHLMC, 6.50%, 5/1/31	20,824	23,714
FHLMC, 6.50%, 6/1/31	671	764
FHLMC, 6.50%, 6/1/31	67	76
FHLMC, 6.50%, 6/1/31	1,245	1,417
FHLMC, 6.50%, 6/1/31	2,691	3,063
FHLMC, 5.50%, 12/1/33	378,490	430,494
FHLMC, 6.00%, 9/1/35	5,698,406	6,570,024
FHLMC, 5.50%, 12/1/37	361,865	404,731
FHLMC, 5.50%, 1/1/38	759,104	849,959
FHLMC, 6.00%, 2/1/38	3,179,725	3,625,186
FHLMC, 5.50%, 4/1/38	1,010,761	1,134,306
FHLMC, 6.00%, 8/1/38	198,131	226,324
FHLMC, 1.00%, 6/1/44	4,757,949	4,955,516

	Principal Amount	Value
FHLMC, 6.50%, 7/1/47	$16,796	$18,517
FNMA, 3.00%, 4/13/16(5)	45,000,000	46,180,373
FNMA, 3.50%, 4/13/16(5)	98,540,000	103,349,601
FNMA, 4.00%, 4/13/16(5)	122,175,000	130,584,638
FNMA, 4.50%, 4/13/16(5)	18,570,000	20,208,374
FNMA, 5.00%, 4/13/16(5)	51,000,000	56,438,306
FNMA, 5.50%, 4/13/16(5)	12,000,000	13,461,331
FNMA, 5.50%, 12/1/16	11,369	11,467
FNMA, 5.50%, 12/1/16	1,850	1,858
FNMA, 5.00%, 6/1/18	626,703	647,936
FNMA, 4.50%, 5/1/19	244,022	253,133
FNMA, 6.50%, 1/1/26	22,887	26,178
FNMA, 7.00%, 12/1/27	3,809	4,252
FNMA, 6.50%, 1/1/28	3,832	4,382
FNMA, 7.50%, 4/1/28	20,241	22,955
FNMA, 7.00%, 5/1/28	19,386	20,349
FNMA, 7.00%, 6/1/28	420	438
FNMA, 6.50%, 1/1/29	4,325	5,095
FNMA, 6.50%, 4/1/29	14,185	16,226
FNMA, 7.00%, 7/1/29	5,073	5,546
FNMA, 7.50%, 7/1/29	45,957	52,696
FNMA, 7.50%, 9/1/30	9,544	11,739
FNMA, 5.00%, 6/1/31	4,858,816	5,394,311
FNMA, 5.00%, 7/1/31	8,239,836	9,147,983
FNMA, 7.00%, 9/1/31	55,923	63,021
FNMA, 6.50%, 1/1/32	14,583	16,680
FNMA, 6.50%, 8/1/32	69,069	81,478
FNMA, 6.50%, 8/1/32	4,311	4,931
FNMA, 5.50%, 2/1/33	3,499,684	3,956,767
FNMA, 5.00%, 6/1/33	3,804,379	4,231,400
FNMA, 5.50%, 6/1/33	190,405	216,170
FNMA, 5.50%, 7/1/33	1,264,881	1,432,490
FNMA, 5.00%, 8/1/33	584,163	649,731
FNMA, 5.50%, 8/1/33	460,484	521,194
FNMA, 5.50%, 9/1/33	627,730	718,235
FNMA, 5.00%, 11/1/33	2,389,691	2,657,810
FNMA, 6.00%, 12/1/33	1,948,108	2,245,017
FNMA, 5.50%, 1/1/34	598,252	673,411
FNMA, 5.50%, 2/1/34	2,379,401	2,715,933
FNMA, 5.00%, 3/1/34	1,380,334	1,535,334
FNMA, 4.50%, 1/1/35	10,243,209	11,193,047
FNMA, 5.00%, 4/1/35	3,399,653	3,774,692
FNMA, 5.00%, 6/1/35	2,516,005	2,796,208
FNMA, 5.00%, 7/1/35	4,784,770	5,320,453
FNMA, 5.00%, 8/1/35	156,055	173,253
FNMA, 4.50%, 9/1/35	600,846	656,555
FNMA, 5.00%, 10/1/35	1,347,350	1,492,964

	Principal Amount	Value
FNMA, 5.50%, 12/1/35	$7,079,860	$8,021,132
FNMA, 5.00%, 2/1/36	875,240	970,785
FNMA, 5.50%, 4/1/36	949,067	1,070,840
FNMA, 5.50%, 5/1/36	1,900,510	2,143,806
FNMA, 5.50%, 7/1/36	358,541	402,116
FNMA, 5.50%, 2/1/37	242,967	273,118
FNMA, 5.50%, 5/1/37	460,172	516,304
FNMA, 6.00%, 8/1/37	556,366	634,572
FNMA, 6.50%, 8/1/37	381,636	428,562
FNMA, 6.00%, 9/1/37	2,821,878	3,216,244
FNMA, 6.00%, 11/1/37	4,226,286	4,827,653
FNMA, 5.50%, 12/1/37	2,254,754	2,538,168
FNMA, 5.50%, 2/1/38	484,454	544,090
FNMA, 5.50%, 6/1/38	1,028,163	1,162,802
FNMA, 6.00%, 9/1/38	130,581	138,549
FNMA, 5.50%, 12/1/38	2,341,638	2,650,842
FNMA, 5.00%, 1/1/39	1,181,811	1,307,139
FNMA, 5.50%, 1/1/39	10,134,803	11,391,353
FNMA, 4.50%, 2/1/39	2,422,847	2,639,957
FNMA, 5.00%, 2/1/39	4,816,458	5,402,116
FNMA, 4.50%, 4/1/39	3,951,277	4,358,141
FNMA, 4.50%, 5/1/39	9,771,441	10,836,830
FNMA, 6.50%, 5/1/39	2,439,025	2,820,035
FNMA, 5.00%, 8/1/39	4,919,859	5,525,747
FNMA, 4.50%, 10/1/39	16,190,164	17,866,118
FNMA, 4.00%, 10/1/40	16,159,164	17,584,515
FNMA, 4.50%, 11/1/40	14,310,925	15,717,329
FNMA, 4.00%, 8/1/41	15,269,152	16,519,378
FNMA, 4.50%, 9/1/41	9,454,607	10,319,097
FNMA, 3.50%, 10/1/41	19,203,238	20,186,668
FNMA, 5.00%, 1/1/42	8,222,591	9,107,737
FNMA, 3.50%, 2/1/42	12,155,929	12,775,390
FNMA, 3.50%, 6/1/42	34,896,854	36,832,296
FNMA, 3.50%, 8/1/42	3,086,690	3,245,523
FNMA, 3.50%, 8/1/42	12,758,614	13,415,143
FNMA, 3.50%, 8/1/43	13,243,242	13,931,864
FNMA, 3.50%, 5/1/45	19,874,765	20,889,443
FNMA, 3.50%, 11/1/45	24,672,752	25,927,222
FNMA, 4.00%, 11/1/45	9,856,754	10,570,952
FNMA, 4.00%, 11/1/45	29,618,750	31,764,888
FNMA, 3.50%, 2/1/46	24,926,438	26,200,417
FNMA, 6.50%, 8/1/47	22,047	24,526
FNMA, 6.50%, 8/1/47	49,095	54,629
FNMA, 6.50%, 9/1/47	101,108	112,568
FNMA, 6.50%, 9/1/47	5,589	6,220
FNMA, 6.50%, 9/1/47	37,990	42,269
FNMA, 6.50%, 9/1/47	55,242	61,487

	Principal Amount	Value
FNMA, 6.50%, 9/1/47	$14,748	$16,404
GNMA, 3.00%, 4/20/16(5)	25,000,000	25,912,108
GNMA, 3.50%, 4/20/16(5)	64,000,000	67,665,000
GNMA, 4.00%, 4/20/16(5)	25,000,000	26,733,403
GNMA, 7.00%, 11/15/22	10,419	11,250
GNMA, 7.00%, 4/20/26	2,965	3,383
GNMA, 7.50%, 8/15/26	6,632	8,026
GNMA, 8.00%, 8/15/26	3,125	3,621
GNMA, 7.50%, 5/15/27	7,446	8,307
GNMA, 8.00%, 6/15/27	10,760	11,167
GNMA, 7.50%, 11/15/27	1,733	1,782
GNMA, 7.00%, 2/15/28	3,338	3,379
GNMA, 7.50%, 2/15/28	2,963	3,014
GNMA, 6.50%, 3/15/28	11,060	12,678
GNMA, 7.00%, 4/15/28	1,827	1,833
GNMA, 6.50%, 5/15/28	833	955
GNMA, 6.50%, 5/15/28	29,360	33,655
GNMA, 7.00%, 12/15/28	5,998	6,218
GNMA, 7.00%, 5/15/31	29,911	36,845
GNMA, 4.50%, 8/15/33	1,899,242	2,083,719
GNMA, 6.00%, 9/20/38	1,276,617	1,449,373
GNMA, 5.50%, 11/15/38	2,810,182	3,206,107
GNMA, 5.50%, 11/15/38	1,296,601	1,491,581
GNMA, 6.00%, 1/20/39	391,782	444,799
GNMA, 5.00%, 3/20/39	2,678,087	2,981,892
GNMA, 4.50%, 4/15/39	3,715,776	4,054,682
GNMA, 4.50%, 11/15/39	24,128,683	26,657,024
GNMA, 4.50%, 1/15/40	1,990,050	2,171,727
GNMA, 4.00%, 7/15/40	3,539,812	3,797,341
GNMA, 4.00%, 11/20/40	32,277,799	34,810,543
GNMA, 4.50%, 12/15/40	7,557,833	8,354,530
GNMA, 4.50%, 7/20/41	12,503,085	13,613,083
GNMA, 3.50%, 6/20/42	11,184,416	11,859,680
GNMA, 3.50%, 7/20/42	17,177,470	18,214,571
		1,097,391,193
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,218,196,964)		1,241,458,121
ASSET-BACKED SECURITIES(4) — 5.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(1)	11,350,000	11,444,581
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(1)	17,000,000	16,973,531
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(1)	4,000,000	3,980,475
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.80%, 4/15/16	10,900,000	10,898,898
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.94%, 4/15/16(1)	12,700,000	12,711,938
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.69%, 4/15/16	12,000,000	11,955,991

	Principal Amount	Value
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.86%, 4/7/16(1)	$9,192,671	$9,168,071
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.33%, 4/22/16(1)	10,100,000	10,101,090
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	2,605,557	2,597,985
Enterprise Fleet Financing LLC, Series 2014-2, Class A2 SEQ, 1.05%, 3/20/20(1)	13,218,811	13,166,135
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	16,350,000	16,324,205
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	11,950,000	11,943,380
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.61%, 4/15/16	1,563,216	1,563,033
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.99%, 4/11/16(1)	3,863,402	3,857,112
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.84%, 4/11/16(1)	4,810,843	4,800,253
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	2,744,361	2,731,778
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	8,184,519	8,054,865
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	6,900,277	6,750,574
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.64%, 4/17/16(1)	7,709,429	7,572,937
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.89%, 4/17/16(1)	11,080,110	10,964,969
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	4,008,843	4,007,535
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	6,061,021	6,016,411
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(1)	9,637,891	9,479,984
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	8,239,246	8,232,205
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	11,298,778	11,256,060
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	6,395,261	6,328,254
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33	19,250,000	19,376,328
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.77%, 4/15/16	11,750,000	11,757,768
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	2,966,245	3,053,008
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(1)	7,648,610	7,642,444
TOTAL ASSET-BACKED SECURITIES (Cost $265,331,968)		264,711,798
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 5.2%
Private Sponsor Collateralized Mortgage Obligations — 4.8%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.63%, 4/1/16	3,922,753	3,880,695
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, 3.50%, 3/25/46(1)	5,000,000	5,102,277
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	1,265,428	996,959

	Principal Amount	Value
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.77%, 4/1/16	$2,722,027	$2,690,049
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.89%, 4/1/16	2,791,907	2,755,105
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	2,956,145	3,054,241
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.95%, 4/1/16	4,098,790	4,078,100
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.84%, 4/1/16	4,010,032	3,843,812
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	1,440,905	1,496,904
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.44%, 4/1/16	5,782,937	5,439,010
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.22%, 4/1/16	7,331,101	7,198,423
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	1,682,636	1,643,513
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	2,592,529	2,651,647
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	945,098	952,201
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	129,067	125,823
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	408,233	369,324
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.61%, 4/1/16	704,088	687,262
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR6, Class 2A1, VRN, 2.69%, 4/1/16	2,007,755	1,988,975
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.53%, 4/1/16	9,925,079	9,724,480
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 4/1/16	2,788,729	2,667,746
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.31%, 4/1/16	2,684,312	2,597,634
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.82%, 4/1/16	4,334,855	4,305,292
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 4/1/16	5,351,947	5,279,815
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.84%, 4/1/16	11,928,457	11,977,471
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 2.97%, 9/25/35	9,826,826	9,784,917
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.80%, 4/1/16	4,659,065	4,644,323
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.50%, 4/1/16	1,930,770	1,899,095
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.69%, 4/1/16	2,139,595	2,117,728
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.76%, 4/1/16	3,709,641	3,522,571
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.89%, 4/1/16	3,265,230	3,264,868
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/16(1)	3,249,424	3,284,365
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.81%, 4/1/16	2,286,077	2,326,018

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.42%, 4/25/16	$3,742,484	$3,683,198
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.64%, 4/1/16	4,542,035	4,435,516
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.64%, 4/1/16	2,271,018	2,266,615
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.40%, 4/1/16	822,287	815,943
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/16	1,101,843	1,099,819
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(1)	2,148,463	2,227,437
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 5A, VRN, 2.67%, 4/1/16	4,484,020	4,456,675
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.55%, 4/1/16	779,376	778,413
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.54%, 4/1/16	6,626,626	6,576,765
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.17%, 4/25/16	8,075,420	7,455,745
Towd Point Mortgage Trust, Series 2016-1, Class A1, 3.50%, 2/25/55	11,175,000	11,414,215
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	1,043,193	1,071,040
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.80%, 4/1/16	5,255,383	5,124,423
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.83%, 4/1/16	1,007,542	1,002,806
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-DD, Class 2A6, VRN, 2.83%, 4/1/16	3,167,118	3,134,213
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 2.74%, 4/1/16	5,710,067	5,707,187
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.74%, 4/1/16	850,782	881,049
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.75%, 4/1/16	3,656,195	3,719,539
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.85%, 4/1/16	6,521,939	6,484,952
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	2,271,691	2,276,181
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	2,418,654	2,529,861
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.79%, 4/1/16	5,035,430	5,111,330
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.79%, 4/1/16	1,608,120	1,627,987
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.84%, 4/1/16	3,575,762	3,610,428
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, 0.73%, 4/25/16	10,839,445	9,999,714
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 4/1/16	1,245,898	1,221,039
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.81%, 4/1/16	561,899	564,700
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.75%, 4/1/16	3,371,608	3,357,764
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	4,073,994	4,132,153

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	$3,899,232	$3,971,810
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	1,506,353	1,504,389
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	1,630,578	1,670,726
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 4/1/16	1,270,641	1,171,293
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	1,785,503	1,828,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	2,054,455	2,113,056
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	1,639,183	1,700,201
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	529,031	536,415
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.28%, 4/1/16	2,599,745	2,554,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	2,918,592	3,071,669
		243,239,521
U.S. Government Agency Collateralized Mortgage Obligations — 0.4%
FHLMC, Series 2684, Class FP, VRN, 0.94%, 4/15/16	559,521	560,133
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	744,437	808,500
FHLMC, Series 3397, Class GF, VRN, 0.94%, 4/15/16	1,672,114	1,677,445
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	2,186	2,344
FNMA, Series 2006-43, Class FM, VRN, 0.73%, 4/25/16	1,884,422	1,883,773
FNMA, Series 2007-36, Class FB, VRN, 0.83%, 4/25/16	4,023,777	4,045,313
FNMA, Series 2013-M11, Class FA SEQ, VRN, 0.76%, 4/25/16	7,811,431	7,814,148
GNMA, Series 2007-5, Class FA, VRN, 0.57%, 4/20/16	3,546,090	3,537,679
		20,329,335
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $264,439,567)		263,568,856
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 4.6%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(1)	12,385,000	12,743,382
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.24%, 4/15/16(1)	11,275,000	11,289,818
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	14,570,000	14,917,267
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	14,000,000	14,323,985
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.39%, 4/15/16(1)	20,164,707	19,708,363
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.24%, 4/15/16(1)	11,015,000	10,760,375
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	9,966,000	10,942,407
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/16	10,025,000	10,879,320
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	14,000,000	15,080,335

		Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, VRN, 4/1/16		$13,625,000	$14,145,615
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/16		7,000,000	7,533,505
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)		17,000,000	17,533,698
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48		9,000,000	9,341,418
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/16(1)		15,352,000	16,024,811
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/16		12,185,000	12,557,594
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46		7,225,000	8,002,526
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.34%, 4/15/16(1)		12,925,000	12,801,166
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(1)		10,160,000	10,126,946
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $223,881,561)			228,712,531
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.6%
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21		1,580,000	1,676,380
Chile Government International Bond, 3.625%, 10/30/42		1,500,000	1,421,250
			3,097,630
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		5,510,000	5,757,950
Colombia Government International Bond, 6.125%, 1/18/41		1,200,000	1,266,000
			7,023,950
Italy†
Italy Government International Bond, 6.875%, 9/27/23		1,920,000	2,422,631
Mexico — 0.2%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		4,500,000	5,023,125
Mexico Government International Bond, 5.125%, 1/15/20		3,290,000	3,619,000
Mexico Government International Bond, 6.05%, 1/11/40		1,480,000	1,740,850
Mexico Government International Bond, MTN, 4.75%, 3/8/44		2,130,000	2,130,000
			12,512,975
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		680,000	850,000
Peruvian Government International Bond, 5.625%, 11/18/50		2,640,000	2,976,600
			3,826,600
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		4,170,000	4,588,651
Philippine Government International Bond, 6.375%, 10/23/34		2,840,000	4,015,067
			8,603,718
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21		2,400,000	2,687,018
Poland Government International Bond, 3.00%, 3/17/23		1,290,000	1,295,729
			3,982,747
Portugal — 0.6%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(1)	EUR	24,400,000	28,036,621

	Principal Amount	Value
South Africa†
South Africa Government International Bond, 4.67%, 1/17/24	$1,500,000	$1,514,880
Turkey — 0.2%
Turkey Government International Bond, 3.25%, 3/23/23	4,270,000	4,034,121
Turkey Government International Bond, 4.25%, 4/14/26	3,300,000	3,238,125
Turkey Government International Bond, 4.875%, 4/16/43	1,160,000	1,080,250
		8,352,496
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	1,630,000	1,401,800
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $76,599,982)		80,776,048
U.S. GOVERNMENT AGENCY SECURITIES — 1.4%
FNMA, 2.625%, 9/6/24	7,760,000	8,206,867
FNMA, 6.625%, 11/15/30	41,000,000	61,063,473
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $61,972,065)		69,270,340
MUNICIPAL SECURITIES — 1.4%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	2,659,000	3,670,696
California GO, (Building Bonds), 6.65%, 3/1/22	1,660,000	2,042,049
California GO, (Building Bonds), 7.55%, 4/1/39	1,325,000	2,029,105
California GO, (Building Bonds), 7.30%, 10/1/39	3,660,000	5,367,866
California GO, (Building Bonds), 7.60%, 11/1/40	1,055,000	1,638,615
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	3,462,000	3,254,799
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	1,665,000	1,910,138
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	1,600,000	2,398,608
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	620,000	790,147
Los Angeles Unified School District GO, Series 2010 J, (Election of 2005), 5.98%, 5/1/27	1,000,000	1,251,720
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	795,000	1,004,101
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	2,235,000	3,081,439
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	1,470,000	2,049,695
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	2,050,000	2,547,125
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	680,000	1,020,462
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	1,000,000	1,455,220
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	2,830,000	3,341,551
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	1,420,000	1,878,348
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	1,385,000	1,776,346
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.93%, 10/1/51	2,000,000	2,298,460
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62	1,000,000	1,048,110

	Principal Amount/Shares	Value
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	$3,695,000	$4,561,477
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	2,385,000	3,041,829
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	2,620,000	3,167,239
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	1,700,000	2,277,575
San Diego County Regional Airport Authority Rev., Series 2014 B, (Taxable Senior Consol Rental Car), 5.59%, 7/1/43	1,315,000	1,444,856
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	2,375,000	3,024,254
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	1,135,000	1,649,938
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	2,990,000	3,757,384
TOTAL MUNICIPAL SECURITIES (Cost $55,357,569)		68,779,152
TEMPORARY CASH INVESTMENTS(6) — 1.4%
BNP Paribas SA, 0.25%, 4/1/16(7)	5,032,000	5,031,952
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(7)	40,263,000	40,262,552
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 8/15/25, valued at $16,270,688), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $15,949,044)		15,949,000
SSgA U.S. Government Money Market Fund, Class N	11,742,371	11,742,371
TOTAL TEMPORARY CASH INVESTMENTS (Cost $72,986,372)		72,985,875
TOTAL INVESTMENT SECURITIES — 110.6% (Cost $5,414,820,814)		5,542,481,854
OTHER ASSETS AND LIABILITIES(8) — (10.6)%		(529,561,522)
TOTAL NET ASSETS — 100.0%		$5,012,920,332

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	26,934,081	USD	30,274,904	Deutsche Bank	6/15/16	$440,646
EUR	126,101,799	USD	143,079,515	HSBC Holdings plc	6/15/16	726,618
USD	30,549,497	EUR	26,934,081	Deutsche Bank	6/15/16	(166,053)
USD	136,784,234	EUR	123,806,244	HSBC Holdings plc	6/15/16	(4,404,055)
USD	2,554,083	EUR	2,295,555	HSBC Holdings plc	6/15/16	(63,762)
USD	111,674,855	EUR	98,443,116	JPMorgan Chase Bank N.A.	6/15/16	(589,394)
GBP	21,648,858	USD	31,375,690	HSBC Holdings plc	6/15/16	(275,577)
USD	30,817,799	GBP	21,648,858	HSBC Holdings plc	6/15/16	(282,314)
USD	32,159,428	GBP	22,192,997	JPMorgan Chase Bank N.A.	6/15/16	277,622
						$(4,336,269)

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
772	U.S. Treasury 5-Year Notes	June 2016	$93,538,657	$127,873

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
159	U.S. Treasury 10-Year Ultra Notes	June 2016	$22,379,250	$67,850

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Barclays Bank plc	$50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	$(230,839)

NOTES TO SCHEDULE OF INVESTMENTS
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $527,208,361, which represented 10.5% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,115,339.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Forward commitment. Settlement date is indicated.

(6)	Collateral has been received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of securities received was $660,000.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $5,414,820,814)	$5,542,481,854
Foreign currency holdings, at value (cost of $907,854)	916,653
Receivable for investments sold	56,100,247
Receivable for capital shares sold	7,817,277
Receivable for variation margin on futures contracts	81,922
Unrealized appreciation on forward foreign currency exchange contracts	1,444,886
Interest receivable	30,606,198
5,639,449,037

Liabilities
Payable for collateral received for forward commitments	660,000
Payable for investments purchased	600,757,378
Payable for capital shares redeemed	16,096,156
Unrealized depreciation on forward foreign currency exchange contracts	5,781,155
Swap agreements, at value	230,839
Accrued management fees	2,098,212
Distribution and service fees payable	170,968
Dividends payable	733,997
626,528,705

Net Assets	$5,012,920,332

Net Assets Consist of:
Capital paid in	$4,893,900,095
Undistributed net investment income	6,141,079
Accumulated net realized loss	(10,457,736)
Net unrealized appreciation	123,336,894
$5,012,920,332

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,122,635,661	195,023,581	$10.88
Institutional Class	$2,240,568,595	205,845,684	$10.88
A Class	$454,564,860	41,749,265	$10.89*
C Class	$81,038,981	7,444,274	$10.89
R Class	$20,361,710	1,870,146	$10.89
R6 Class	$93,750,525	8,611,599	$10.89
*Maximum offering price $11.40 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$132,648,398

Expenses:
Management fees	25,103,984
Distribution and service fees:
A Class	1,154,902
B Class	27,947
C Class	804,104
R Class	97,701
Trustees' fees and expenses	264,351
Other expenses	25,268
27,478,257

Net investment income (loss)	105,170,141

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(12,734,937)
Futures contract transactions	259,374
Swap agreement transactions	183,059
Foreign currency transactions	15,155,791
2,863,287

Change in net unrealized appreciation (depreciation) on:
Investments	(23,016,962)
Futures contracts	195,723
Swap agreements	(487,363)
Translation of assets and liabilities in foreign currencies	(17,709,852)
(41,018,454)

Net realized and unrealized gain (loss)	(38,155,167)

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,014,974

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$105,170,141	$103,813,158
Net realized gain (loss)	2,863,287	81,071,710
Change in net unrealized appreciation (depreciation)	(41,018,454)	75,084,465
Net increase (decrease) in net assets resulting from operations	67,014,974	259,969,333

Distributions to Shareholders
From net investment income:
Investor Class	(54,352,472)	(43,929,860)
Institutional Class	(66,543,357)	(63,884,853)
A Class	(11,125,155)	(6,733,066)
B Class	(31,889)	(92,973)
C Class	(1,327,237)	(1,185,340)
R Class	(406,875)	(412,120)
R6 Class	(2,194,507)	(338,121)
Decrease in net assets from distributions	(135,981,492)	(116,576,333)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(231,851,342)	701,514,061

Net increase (decrease) in net assets	(300,817,860)	844,907,061

Net Assets
Beginning of period	5,313,738,192	4,468,831,131
End of period	$5,012,920,332	$5,313,738,192

Undistributed net investment income	$6,141,079	$35,275,392

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 11% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.60% for the Investor Class, A Class, C Class and R Class, 0.40% for the Institutional Class and 0.35% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $9,646,805,558, of which $8,758,373,363 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $9,939,777,436, of which $9,054,806,704 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	53,545,639	$577,229,620	78,323,787	$851,108,624
Issued in reinvestment of distributions	4,881,718	52,579,258	3,882,645	42,277,502
Redeemed	(50,545,399)	(544,645,783)	(46,837,705)	(511,298,159)
	7,881,958	85,163,095	35,368,727	382,087,967
Institutional Class
Sold	64,927,663	701,543,612	78,311,134	851,187,077
Issued in reinvestment of distributions	5,509,950	59,386,284	5,608,135	61,027,835
Redeemed	(103,072,900)	(1,109,910,699)	(68,067,562)	(740,655,806)
	(32,635,287)	(348,980,803)	15,851,707	171,559,106
A Class
Sold	17,285,821	188,346,625	19,621,918	215,108,463
Issued in reinvestment of distributions	1,007,641	10,851,284	588,000	6,396,566
Redeemed	(14,555,526)	(157,138,602)	(14,295,612)	(155,091,364)
	3,737,936	42,059,307	5,914,306	66,413,665
B Class
Sold	278	3,010	3,299	35,890
Issued in reinvestment of distributions	2,404	26,047	7,407	80,515
Redeemed	(547,597)	(5,935,418)	(141,476)	(1,537,502)
	(544,915)	(5,906,361)	(130,770)	(1,421,097)
C Class
Sold	1,276,522	13,788,265	1,093,805	11,909,400
Issued in reinvestment of distributions	98,917	1,063,892	84,601	919,863
Redeemed	(1,526,068)	(16,464,043)	(2,176,565)	(23,615,630)
	(150,629)	(1,611,886)	(998,159)	(10,786,367)
R Class
Sold	1,150,071	12,481,730	816,133	8,866,261
Issued in reinvestment of distributions	37,589	404,991	37,667	409,718
Redeemed	(1,227,535)	(13,255,183)	(1,104,907)	(12,006,080)
	(39,875)	(368,462)	(251,107)	(2,730,101)
R6 Class
Sold	3,038,262	32,849,977	9,090,419	99,687,787
Issued in reinvestment of distributions	203,595	2,194,500	30,911	338,088
Redeemed	(3,421,737)	(37,250,709)	(332,246)	(3,634,987)
	(179,880)	(2,206,232)	8,789,084	96,390,888
Net increase (decrease)	(21,930,692)	$(231,851,342)	64,543,788	$701,514,061

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$1,645,065,421	—
U.S. Treasury Securities	—	1,607,153,712	—
U.S. Government Agency Mortgage-Backed Securities	—	1,241,458,121	—
Asset-Backed Securities	—	264,711,798	—
Collateralized Mortgage Obligations	—	263,568,856	—
Commercial Mortgage-Backed Securities	—	228,712,531	—
Sovereign Governments and Agencies	—	80,776,048	—
U.S. Government Agency Securities	—	69,270,340	—
Municipal Securities	—	68,779,152	—
Temporary Cash Investments	$11,742,371	61,243,504	—
	$11,742,371	$5,530,739,483	—
Other Financial Instruments
Futures Contracts	$195,723	—	—
Forward Foreign Currency Exchange Contracts	—	$1,444,886	—
	$195,723	$1,444,886	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$230,839	—
Forward Foreign Currency Exchange Contracts	—	5,781,155	—
	—	$6,011,994	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $80,000,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $277,830,517.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 816 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $50,000,000.

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,444,886	Unrealized depreciation on forward foreign currency exchange contracts	$5,781,155
Interest Rate Risk	Receivable for variation margin on futures contracts*	81,922	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	—	Swap agreements	230,839
		$1,526,808		$6,011,994

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$183,059	Change in net unrealized appreciation (depreciation) on swap agreements	$(256,524)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	12,363,592	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(18,331,159)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	259,374	Change in net unrealized appreciation (depreciation) on futures contracts	195,723
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(230,839)
		$12,806,025		$(18,622,799)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$135,981,492	$116,576,333
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,415,028,949
Gross tax appreciation of investments	$164,322,250
Gross tax depreciation of investments	(36,869,345)
Net tax appreciation (depreciation) of investments	127,452,905
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(183,599)
Net tax appreciation (depreciation)	$127,269,306
Other book-to-tax adjustments	$(3,317,859)
Undistributed ordinary income	$3,441,293
Accumulated long-term capital losses	$(8,372,503)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.01	0.22	(0.06)	0.16	(0.29)	—	(0.29)	$10.88	1.49%	0.60%	2.04%	174%	$2,122,636
2015	$10.69	0.23	0.35	0.58	(0.26)	—	(0.26)	$11.01	5.47%	0.60%	2.10%	153%	$2,060,908
2014	$11.08	0.22	(0.26)	(0.04)	(0.26)	(0.09)	(0.35)	$10.69	(0.35)%	0.60%	2.01%	140%	$1,622,821
2013	$11.01	0.24	0.20	0.44	(0.27)	(0.10)	(0.37)	$11.08	4.02%	0.60%	2.11%	115%	$1,875,447
2012	$10.70	0.33	0.51	0.84	(0.39)	(0.14)	(0.53)	$11.01	8.02%	0.61%	2.95%	91%	$1,733,194
Institutional Class
2016	$11.01	0.24	(0.06)	0.18	(0.31)	—	(0.31)	$10.88	1.69%	0.40%	2.24%	174%	$2,240,569
2015	$10.69	0.25	0.35	0.60	(0.28)	—	(0.28)	$11.01	5.68%	0.40%	2.30%	153%	$2,626,563
2014	$11.08	0.24	(0.26)	(0.02)	(0.28)	(0.09)	(0.37)	$10.69	(0.15)%	0.40%	2.21%	140%	$2,380,507
2013	$11.01	0.26	0.21	0.47	(0.30)	(0.10)	(0.40)	$11.08	4.23%	0.40%	2.31%	115%	$3,302,704
2012	$10.70	0.34	0.52	0.86	(0.41)	(0.14)	(0.55)	$11.01	8.23%	0.41%	3.15%	91%	$2,694,616
A Class
2016	$11.02	0.19	(0.06)	0.13	(0.26)	—	(0.26)	$10.89	1.24%	0.85%	1.79%	174%	$454,565
2015	$10.69	0.20	0.36	0.56	(0.23)	—	(0.23)	$11.02	5.30%	0.85%	1.85%	153%	$418,741
2014	$11.09	0.19	(0.27)	(0.08)	(0.23)	(0.09)	(0.32)	$10.69	(0.69)%	0.85%	1.76%	140%	$343,248
2013	$11.01	0.21	0.21	0.42	(0.24)	(0.10)	(0.34)	$11.09	3.86%	0.85%	1.86%	115%	$653,771
2012	$10.71	0.30	0.50	0.80	(0.36)	(0.14)	(0.50)	$11.01	7.65%	0.86%	2.70%	91%	$675,514

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$11.01	0.11	(0.05)	0.06	(0.18)	—	(0.18)	$10.89	0.57%	1.60%	1.04%	174%	$81,039
2015	$10.69	0.12	0.35	0.47	(0.15)	—	(0.15)	$11.01	4.42%	1.60%	1.10%	153%	$83,655
2014	$11.09	0.11	(0.27)	(0.16)	(0.15)	(0.09)	(0.24)	$10.69	(1.43)%	1.60%	1.01%	140%	$91,892
2013	$11.01	0.13	0.21	0.34	(0.16)	(0.10)	(0.26)	$11.09	3.08%	1.60%	1.11%	115%	$168,357
2012	$10.70	0.22	0.51	0.73	(0.28)	(0.14)	(0.42)	$11.01	6.94%	1.61%	1.95%	91%	$172,879
R Class
2016	$11.02	0.17	(0.07)	0.10	(0.23)	—	(0.23)	$10.89	0.98%	1.10%	1.54%	174%	$20,362
2015	$10.70	0.18	0.34	0.52	(0.20)	—	(0.20)	$11.02	4.94%	1.10%	1.60%	153%	$21,041
2014	$11.09	0.16	(0.25)	(0.09)	(0.21)	(0.09)	(0.30)	$10.70	(0.84)%	1.10%	1.51%	140%	$23,114
2013	$11.01	0.18	0.22	0.40	(0.22)	(0.10)	(0.32)	$11.09	3.60%	1.10%	1.61%	115%	$32,758
2012	$10.71	0.27	0.51	0.78	(0.34)	(0.14)	(0.48)	$11.01	7.38%	1.11%	2.45%	91%	$31,886
R6 Class
2016	$11.01	0.25	(0.06)	0.19	(0.31)	—	(0.31)	$10.89	1.83%	0.35%	2.29%	174%	$93,751
2015	$10.69	0.24	0.37	0.61	(0.29)	—	(0.29)	$11.01	5.73%	0.35%	2.35%	153%	$96,829
2014(3)	$10.72	0.17	0.09	0.26	(0.20)	(0.09)	(0.29)	$10.69	2.39%	0.35%(4)	2.33%(4)	140%(5)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88877 1605

Annual Report

March 31, 2016

High-Yield Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	-4.30%	3.90%	5.58%	—	9/30/97
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	-3.66%	4.92%	7.02%	—	—
Institutional Class	ACYIX	-4.11%	4.11%	5.79%	—	8/2/04
A Class	AHYVX				—	3/8/02
No sales charge		-4.54%	3.64%	5.32%	—
With sales charge		-8.85%	2.70%	4.84%	—
C Class	AHDCX	-5.25%	2.87%	4.54%	—	12/10/01
R Class	AHYRX	-4.78%	3.38%	5.06%	—	7/29/05
R6 Class	AHYDX	-4.06%	—	—	1.01%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available. Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $17,219

Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $19,727

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.85%	0.65%	1.10%	1.85%	1.35%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Gavin Fleischman, and David MacEwen

Performance Summary

High-Yield declined -4.30%* for the 12 months ended March 31, 2016, compared with the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which declined -3.66%. Fund returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected the challenging environment for high-yield corporate bonds during the 12-month period. Security selection early in the period detracted from performance relative to the index.

Mixed Economic Data, Investor Speculation About Fed Policy Triggered Bond Market Volatility

The combination of mixed U.S. economic data, slowing global growth, plunging oil prices, and investor speculation regarding the timing and magnitude of interest rate “normalization” from the Federal Reserve (the Fed) led to a volatile 12-month period that generally favored higher-quality securities over higher-risk bonds. Overall, economic data and central bank policy generally remained on firmer footing in the U.S. than in other regions, including Europe and Japan, where growth and inflation rates remained muted. As the Fed continued to slowly scale back its economic stimulus, other leading central banks maintained aggressive stimulus programs to combat economic weakness, perpetuating the theme of “global divergence” and keeping the U.S. dollar relatively strong versus other currencies for much of the period.

Early in the period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Broad bond market performance rebounded in the summer of 2015 as Greece reached a deal with its creditors. In addition, mounting concerns about slowing growth in China and its influence on the entire global economy triggered a flight to quality, which generally favored U.S. Treasuries over riskier assets and pushed back a widely anticipated September rate hike from the Fed. Investor expectations for the Fed to begin normalizing short-term interest rates at its December monetary policy meeting drove Treasury yields back up again late in 2015. On December 16, the Fed finally initiated “liftoff” with a 25-basis-point (1 basis point equals 0.01%) increase in the federal funds rate target.

The Fed indicated the path to rate normalization would continue in 2016. But the prospects for a first-quarter 2016 Fed rate hike quickly faded as weaker U.S. and global growth triggered recession fears early in the year, and Treasury yields tumbled again. Yields headed back upward in late-February, as stabilization in the oil markets and new stimulus plans from the European Central Bank triggered a return to “risk-on” trading in the second half of the quarter. But in March, the Fed, citing concerns about global growth, reduced its rate hike forecast for 2016 from four to two, and Treasury yields headed downward once again. Overall, U.S. investment-grade bonds posted modest gains for the volatile 12-month period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Energy Sector Weakness, Risk Aversion Weighed on High-Yield Bonds

Despite a comeback late in the period, high-yield corporate bonds declined and underperformed investment-grade bonds. The slowdown in global growth, heightened market volatility, and plunging oil prices triggered widespread investor risk aversion and significant spread widening (increasing yield differences compared with comparable-maturity Treasuries) among high-yield bonds during the period. Much of the sector’s unrest stemmed from weakness in the energy and metals and mining industries, which have significant weightings in the high-yield index. Sharp declines in oil and other commodities prices hampered bonds in these sectors for most of the period. But in mid-February of 2016, oil prices hit a turning point when the world’s leading producers agreed to consider production cuts to ease the market’s supply glut. The resulting rebound in the oil and commodities markets sparked a rebound among risk assets, including high-yield bonds, which ended March 2016 with strong monthly and quarterly gains.

Issuance of high-yield corporate bonds declined during the 12-month period, as mounting market volatility kept investors on the sidelines. Corporate credit fundamentals generally remained healthy, but various indicators, such as merger and acquisition activity and share buybacks, suggested the credit cycle may be maturing and approaching a turning point. Meanwhile, the default rate on U.S. speculative-grade companies ended the period at 4.1%, according to Moody’s Investors Service, up from 3.2% a quarter earlier, largely due to rising defaults among companies in the oil and gas and metals and mining industries.

Security Selection, Duration Detracted

We invested the bulk of the portfolio in lower-quality securities, including those rated BB, B, and CCC, with close-to-benchmark weightings in each category. A significant detractor from relative performance came from security selection early in the period. In particular, security selection in the energy and media sectors hurt performance in the second quarter of 2015.

Our duration (price sensitivity to interest rate changes) strategy during 2015 also detracted modestly. Anticipating a gradual increase in interest rates, we maintained a slightly shorter duration relative to the index. We used Treasury futures contracts as part of this portfolio positioning. This strategy detracted modestly from relative performance as longer-term interest rates declined overall for the period. We extended the portfolio’s duration to a neutral position by the end of 2015. In addition, the portfolio’s long/short strategy (a strategy that seeks to deliver incremental return via long positions in currencies we believe are undervalued and short positions in currencies we believe are overvalued) weighed on performance. Specifically, an underweight position in the euro detracted from results early and late in the period, when the euro rallied versus the U.S. dollar.

Overall, we maintained a neutral weighting to the energy sector. Our strategy included a modest underweight to exploration and production companies and neutral positioning in refining and oil field services companies. In addition, security selection and an underweight position in the metals and mining industry boosted relative performance. Elsewhere, security selection within small, out-of-index allocations to high-quality emerging markets debt and securitized bonds also aided performance.

Outlook

We believe the fundamental environment for high-yield corporate bonds should generally remain favorable, even as interest rates gradually normalize. We believe the sell-off that occurred through mid-February 2016 created more value in the market, particularly among bonds outside the energy sector. Our bottom-up security selection process, which strives to identify bonds with attractive yields, solid balance sheets, and good fundamentals trading at attractive valuations, will remain a key factor in seeking strong relative performance.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life	5.1 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	87.8%
Commercial Mortgage-Backed Securities	0.4%
Asset-Backed Securities	0.3%
Common Stocks	0.3%
Collateralized Mortgage Obligations	0.1%
Exchange-Traded Funds	0.1%
Temporary Cash Investments	9.1%
Other Assets and Liabilities	1.9%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,012.20	$4.28	0.85%
Institutional Class	$1,000	$1,013.20	$3.27	0.65%
A Class	$1,000	$1,010.90	$5.53	1.10%
C Class	$1,000	$1,007.10	$9.28	1.85%
R Class	$1,000	$1,009.60	$6.78	1.35%
R6 Class	$1,000	$1,015.30	$3.02	0.60%
Hypothetical
Investor Class	$1,000	$1,020.75	$4.29	0.85%
Institutional Class	$1,000	$1,021.75	$3.29	0.65%
A Class	$1,000	$1,019.50	$5.55	1.10%
C Class	$1,000	$1,015.75	$9.32	1.85%
R Class	$1,000	$1,018.25	$6.81	1.35%
R6 Class	$1,000	$1,022.00	$3.03	0.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
CORPORATE BONDS — 87.8%
Aerospace and Defense — 0.9%
Bombardier, Inc., 5.50%, 9/15/18(1)	$1,890,000	$1,748,250
Bombardier, Inc., 4.75%, 4/15/19(1)	475,000	414,438
Bombardier, Inc., 5.75%, 3/15/22(1)	1,500,000	1,125,000
Bombardier, Inc., 6.00%, 10/15/22(1)	665,000	499,348
Bombardier, Inc., 7.50%, 3/15/25(1)	1,100,000	841,500
KLX, Inc., 5.875%, 12/1/22(1)	845,000	840,775
TransDigm, Inc., 5.50%, 10/15/20	990,000	997,920
TransDigm, Inc., 6.00%, 7/15/22	1,650,000	1,652,062
		8,119,293
Air Freight and Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	860,000	839,575
Airlines — 0.2%
American Airlines Group, Inc., 4.625%, 3/1/20(1)	1,350,000	1,328,062
United Continental Holdings, Inc., 6.375%, 6/1/18	250,000	263,438
		1,591,500
Auto Components — 1.1%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	500,000	518,125
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	1,330,000	1,386,525
Dana Holding Corp., 6.75%, 2/15/21	975,000	1,005,469
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	1,450,000	1,558,750
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	1,035,000	1,063,463
Schaeffler Finance BV, 4.25%, 5/15/21(1)	1,375,000	1,405,937
Schaeffler Finance BV, 4.75%, 5/15/21(1)	225,000	231,750
UCI International LLC, 8.625%, 2/15/19(2)(3)	1,250,000	246,875
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	976,000	999,180
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	1,340,000	1,338,325
		9,754,399
Automobiles — 0.5%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	3,640,000	3,703,700
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)	1,000,000	988,750
		4,692,450
Banks — 2.2%
Akbank TAS, 3.875%, 10/24/17	920,000	935,244
Banco do Brasil SA, 3.875%, 1/23/17	920,000	932,420
Barclays Bank plc, 7.625%, 11/21/22	1,150,000	1,238,406
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	1,840,000	1,872,200
CGG SA, 6.50%, 6/1/21	640,000	262,400
China Overseas Finance Cayman IV Ltd., 4.875%, 2/15/17	920,000	942,838
Corpbanca SA, 3.125%, 1/15/18	920,000	926,155
Grupo Aval Ltd., 5.25%, 2/1/17	920,000	941,850
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	920,000	960,107
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	2,800,000	2,627,347
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)	2,750,000	3,011,250
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	470,000	500,063
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17	3,600,000	3,519,000

10

	Principal Amount	Value
Sberbank of Russia Via SB Capital SA, MTN, 5.40%, 3/24/17	$1,000,000	$1,024,591
		19,693,871
Biotechnology — 0.4%
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(1)	1,885,000	1,672,937
Concordia Healthcare Corp., 9.50%, 10/21/22(1)	1,350,000	1,309,500
Concordia Healthcare Corp., 7.00%, 4/15/23(1)	1,235,000	1,065,188
		4,047,625
Building Products — 0.2%
Masco Corp., 5.95%, 3/15/22	700,000	771,750
Masco Corp., 4.45%, 4/1/25	415,000	432,555
USG Corp., 7.875%, 3/30/20(1)	250,000	260,625
		1,464,930
Capital Markets — 0.4%
DBS Bank Ltd., VRN, 3.625%, 9/21/17	920,000	943,084
Dresdner Funding Trust I, 8.15%, 6/30/31(1)	2,515,000	2,923,687
E*TRADE Financial Corp., 4.625%, 9/15/23	120,000	120,300
		3,987,071
Chemicals — 1.3%
Ashland, Inc., 4.75%, 8/15/22	2,500,000	2,550,000
Blue Cube Spinco, Inc., 9.75%, 10/15/23(1)	1,905,000	2,185,987
Chemours Co. (The), 6.625%, 5/15/23(1)	1,250,000	1,025,000
Hexion, Inc., 8.875%, 2/1/18	1,450,000	1,000,500
Hexion, Inc., 6.625%, 4/15/20	1,450,000	1,210,750
Huntsman International LLC, 5.125%, 11/15/22(1)	705,000	687,375
INEOS Group Holdings SA, 6.125%, 8/15/18(1)	125,000	127,578
Platform Specialty Products Corp., 10.375%, 5/1/21(1)	250,000	242,500
Platform Specialty Products Corp., 6.50%, 2/1/22(1)	700,000	594,125
Tronox Finance LLC, 6.375%, 8/15/20	925,000	716,875
WR Grace & Co-Conn, 5.125%, 10/1/21(1)	1,100,000	1,146,750
		11,487,440
Commercial Services and Supplies — 1.0%
ACCO Brands Corp., 6.75%, 4/30/20	450,000	478,125
ADT Corp. (The), 6.25%, 10/15/21	2,000,000	2,020,000
Clean Harbors, Inc., 5.25%, 8/1/20	600,000	617,940
Covanta Holding Corp., 5.875%, 3/1/24	1,600,000	1,560,000
Envision Healthcare Corp., 5.125%, 7/1/22(1)	2,260,000	2,305,200
Global A&T Electronics Ltd., 10.00%, 2/1/19(1)	250,000	160,625
Iron Mountain, Inc., 5.75%, 8/15/24	1,500,000	1,545,000
		8,686,890
Communications Equipment — 0.7%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	1,001,000	1,066,065
Avaya, Inc., 7.00%, 4/1/19(1)	2,775,000	1,887,000
CommScope, Inc., 5.50%, 6/15/24(1)	863,000	874,866
Nokia Oyj, 5.375%, 5/15/19	700,000	751,625
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	2,210,000	2,216,895
		6,796,451
Construction and Engineering — 0.3%
SBA Communications Corp., 5.625%, 10/1/19	1,000,000	1,047,500
SBA Communications Corp., 4.875%, 7/15/22	1,500,000	1,524,375
		2,571,875

11

	Principal Amount	Value
Construction Materials — 0.9%
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/1/17	$950,000	$722,000
Builders FirstSource, Inc., 7.625%, 6/1/21(1)	1,000,000	1,043,740
Builders FirstSource, Inc., 10.75%, 8/15/23(1)	1,010,000	1,022,625
Louisiana-Pacific Corp., 7.50%, 6/1/20	400,000	417,500
Nortek, Inc., 8.50%, 4/15/21	1,500,000	1,563,750
Ply Gem Industries, Inc., 6.50%, 2/1/22	775,000	774,031
Standard Industries, Inc., 6.00%, 10/15/25(1)	850,000	903,125
USG Corp., 5.875%, 11/1/21(1)	1,100,000	1,155,000
USG Corp., 5.50%, 3/1/25(1)	1,015,000	1,059,406
		8,661,177
Consumer Discretionary — 0.1%
Party City Holdings, Inc., 6.125%, 8/15/23(1)	1,015,000	1,050,525

Consumer Finance — 1.9%
CIT Group, Inc., 5.50%, 2/15/19(1)	1,500,000	1,553,445
CIT Group, Inc., 3.875%, 2/19/19	1,000,000	1,000,000
CIT Group, Inc., 5.00%, 8/15/22	2,190,000	2,222,850
CIT Group, Inc., 5.00%, 8/1/23	1,250,000	1,259,375
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	1,325,000	1,331,625
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	500,000	385,000
Navient Corp., 5.00%, 10/26/20	1,300,000	1,183,000
Navient Corp., 5.50%, 1/25/23	5,250,000	4,488,750
OneMain Financial Holdings, Inc., 6.75%, 12/15/19(1)	1,000,000	1,004,750
Springleaf Finance Corp., 7.75%, 10/1/21	200,000	196,970
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	2,250,000	2,328,750
		16,954,515
Containers and Packaging — 3.1%
AEP Industries, Inc., 8.25%, 4/15/19	1,975,000	2,014,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 9.125%, 10/15/20(1)	1,200,000	1,236,750
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.75%, 1/31/21(1)	2,950,000	2,861,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)	775,000	740,125
Ball Corp., 5.00%, 3/15/22	1,450,000	1,522,500
Ball Corp., 4.00%, 11/15/23	1,395,000	1,379,306
Ball Corp., 5.25%, 7/1/25	895,000	943,106
Berry Plastics Corp., 5.50%, 5/15/22	1,580,000	1,625,425
Berry Plastics Corp., 5.125%, 7/15/23	1,180,000	1,197,700
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer, Inc., 6.00%, 6/15/17(1)	1,200,000	1,194,750
BWAY Holding Co., 9.125%, 8/15/21(1)	2,090,000	1,875,775
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	1,600,000	1,640,000
Novelis, Inc., 8.375%, 12/15/17	830,000	848,260
Novelis, Inc., 8.75%, 12/15/20	1,245,000	1,262,804
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	840,000	876,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	1,450,000	1,501,656

12

	Principal Amount	Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	$1,500,000	$1,543,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	1,125,000	1,165,078
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.25%, 2/15/21	1,000,000	1,026,900
Sealed Air Corp., 5.125%, 12/1/24(1)	1,950,000	2,032,875
		28,488,885
Diversified Consumer Services — 0.2%
Service Corp. International / US, 5.375%, 1/15/22	1,000,000	1,050,000
Service Corp. International / US, 5.375%, 5/15/24	500,000	531,250
		1,581,250
Diversified Financial Services — 2.4%
Ally Financial, Inc., 5.50%, 2/15/17	1,000,000	1,020,820
Ally Financial, Inc., 6.25%, 12/1/17	2,150,000	2,246,750
Ally Financial, Inc., 4.75%, 9/10/18	1,200,000	1,225,500
Ally Financial, Inc., 3.50%, 1/27/19	2,000,000	1,975,000
Ally Financial, Inc., 8.00%, 3/15/20	1,607,000	1,803,857
Ally Financial, Inc., 4.125%, 2/13/22	2,000,000	1,972,500
Ally Financial, Inc., 4.625%, 3/30/25	290,000	287,463
Ally Financial, Inc., 5.75%, 11/20/25	1,595,000	1,567,087
Ally Financial, Inc., 8.00%, 11/1/31	750,000	858,750
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	1,250,000	1,269,337
Deutsche Bank AG, 4.50%, 4/1/25	820,000	714,264
DFC Finance Corp., 10.50%, 6/15/20(1)	650,000	419,250
HUB International Ltd., 7.875%, 10/1/21(1)	1,475,000	1,456,563
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,080,000	1,055,700
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	1,460,000	1,392,840
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	845,000	735,150
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21	1,385,000	1,236,113
Societe Generale SA, VRN, 5.92%, 4/5/17(1)	1,000,000	995,000
		22,231,944
Diversified Telecommunication Services — 4.8%
CenturyLink, Inc., 5.625%, 4/1/20	4,300,000	4,372,068
CenturyLink, Inc., 7.65%, 3/15/42	1,725,000	1,431,750
Frontier Communications Corp., 7.125%, 3/15/19	2,275,000	2,348,937
Frontier Communications Corp., 8.50%, 4/15/20	1,020,000	1,050,600
Frontier Communications Corp., 10.50%, 9/15/22(1)	2,385,000	2,453,569
Frontier Communications Corp., 7.125%, 1/15/23	2,885,000	2,567,650
Frontier Communications Corp., 6.875%, 1/15/25	1,620,000	1,373,963
Frontier Communications Corp., 11.00%, 9/15/25(1)	4,370,000	4,408,237
Hughes Satellite Systems Corp., 6.50%, 6/15/19	900,000	995,625
Inmarsat Finance plc, 4.875%, 5/15/22(1)	630,000	596,531
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	3,360,000	2,494,800
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	2,440,000	1,586,000
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	1,000,000	540,000
Intelsat Luxembourg SA, 7.75%, 6/1/21	1,500,000	453,750

13

	Principal Amount	Value
Intelsat Luxembourg SA, 8.125%, 6/1/23	$650,000	$197,438
Level 3 Financing, Inc., 7.00%, 6/1/20	1,000,000	1,043,500
Level 3 Financing, Inc., 5.375%, 8/15/22	470,000	479,052
Level 3 Financing, Inc., 5.375%, 5/1/25	660,000	670,725
SoftBank Group Corp., 4.50%, 4/15/20(1)	1,890,000	1,920,713
Sprint Capital Corp., 6.90%, 5/1/19	3,100,000	2,697,000
Sprint Capital Corp., 8.75%, 3/15/32	1,000,000	787,500
Telecom Italia Capital SA, 6.375%, 11/15/33	3,590,000	3,554,100
Telecom Italia Capital SA, 7.72%, 6/4/38	1,000,000	1,053,110
Virgin Media Finance plc, 5.75%, 1/15/25(1)	2,200,000	2,233,000
Windstream Services LLC, 7.75%, 10/15/20	1,200,000	1,038,000
Windstream Services LLC, 7.75%, 10/1/21	600,000	492,375
Windstream Services LLC, 6.375%, 8/1/23	1,250,000	921,875
		43,761,868
Electric Utilities — 0.3%
AES Corp. (The), 4.875%, 5/15/23	2,725,000	2,636,438
Electronic Equipment, Instruments and Components — 0.3%
Sanmina Corp., 4.375%, 6/1/19(1)	2,460,000	2,521,500
Energy Equipment and Services — 1.7%
Basic Energy Services, Inc., 7.75%, 2/15/19	550,000	178,062
Ensco plc, 4.70%, 3/15/21	2,100,000	1,464,015
FTS International, Inc., 6.25%, 5/1/22	1,620,000	186,300
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	1,500,000	907,500
Pacific Drilling SA, 5.375%, 6/1/20(1)	1,325,000	424,000
Pacific Drilling V Ltd., 7.25%, 12/1/17(1)	125,000	46,563
Paragon Offshore plc, 7.25%, 8/15/24(1)(2)(3)	1,100,000	299,750
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)	1,125,000	770,625
Precision Drilling Corp., 6.50%, 12/15/21	1,300,000	994,500
Precision Drilling Corp., 5.25%, 11/15/24	1,350,000	961,875
SESI LLC, 6.375%, 5/1/19	1,225,000	998,375
Transocean, Inc., 3.00%, 10/15/17	1,265,000	1,208,075
Transocean, Inc., 6.00%, 3/15/18	850,000	803,250
Transocean, Inc., 6.50%, 11/15/20	2,195,000	1,547,475
Transocean, Inc., 7.125%, 12/15/21	1,725,000	1,168,687
Weatherford International Ltd., 9.625%, 3/1/19	835,000	839,175
Weatherford International Ltd., 5.125%, 9/15/20	1,350,000	1,161,000
Weatherford International Ltd., 4.50%, 4/15/22	2,215,000	1,783,075
		15,742,302
Financial Services — 0.5%
Argos Merger Sub, Inc., 7.125%, 3/15/23(1)	2,630,000	2,794,375
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	1,930,000	1,944,475
		4,738,850
Food and Staples Retailing — 1.0%
Albertson's Holdings LLC / Safeway, Inc., 7.75%, 10/15/22(1)	272,000	295,460
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(1)	450,000	432,000
Dollar Tree, Inc., 5.25%, 3/1/20(1)	500,000	525,625
Dollar Tree, Inc., 5.75%, 3/1/23(1)	275,000	292,703

14

	Principal Amount	Value
Horizon Pharma Financing, Inc., 6.625%, 5/1/23(1)	$1,485,000	$1,317,937
Rite Aid Corp., 6.75%, 6/15/21	1,000,000	1,058,750
Rite Aid Corp., 6.125%, 4/1/23(1)	3,110,000	3,308,262
SUPERVALU, Inc., 6.75%, 6/1/21	1,495,000	1,281,963
Tesco plc, 6.15%, 11/15/37(1)	830,000	739,230
		9,251,930
Food Products — 1.6%
JBS Investments GmbH, 7.25%, 4/3/24(1)	350,000	322,875
JBS USA LLC / JBS USA Finance, Inc., 8.25%, 2/1/20(1)	950,000	978,500
JBS USA LLC / JBS USA Finance, Inc., 7.25%, 6/1/21(1)	750,000	750,750
JBS USA LLC / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	1,010,000	916,575
JBS USA LLC / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	1,475,000	1,298,000
NBTY, Inc., 9.00%, 10/1/18	1,325,000	1,359,781
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	3,365,000	3,394,444
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	1,150,000	1,167,250
Post Holdings, Inc., 7.375%, 2/15/22	1,750,000	1,857,187
Post Holdings, Inc., 7.75%, 3/15/24(1)	1,175,000	1,295,438
Smithfield Foods, Inc., 6.625%, 8/15/22	1,000,000	1,067,500
		14,408,300
Gas Utilities — 3.3%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 12/15/20	1,325,000	1,050,062
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23(1)	510,000	381,225
Energy Transfer Equity LP, 5.875%, 1/15/24	2,185,000	1,879,100
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	850,000	797,937
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	1,975,000	1,668,875
MPLX LP, 4.875%, 12/1/24(1)	885,000	817,705
MPLX LP, 4.875%, 6/1/25(1)	1,742,000	1,591,913
NGPL PipeCo LLC, 7.12%, 12/15/17(1)	750,000	728,438
NGPL PipeCo LLC, 9.625%, 6/1/19(1)	500,000	492,500
NuStar Logistics LP, 4.75%, 2/1/22	550,000	464,750
Regency Energy Partners LP / Regency Energy Finance Corp., 5.50%, 4/15/23	1,350,000	1,206,803
Rockies Express Pipeline LLC, 5.625%, 4/15/20(1)	3,630,000	3,448,500
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,000,000	966,250
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	1,000,000	985,000
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	2,610,000	2,499,075
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	2,515,000	2,408,112
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18	950,000	952,375
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	562,000	542,330
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,686,000	1,492,110
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	1,000,000	997,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22(1)	950,000	950,000

15

	Principal Amount	Value
Williams Cos., Inc. (The), 4.55%, 6/24/24	$4,825,000	$3,691,125
		30,011,685
Health Care Equipment and Supplies — 1.3%
Alere, Inc., 6.50%, 6/15/20	1,250,000	1,280,000
Alere, Inc., 6.375%, 7/1/23(1)	1,910,000	2,010,275
Crimson Merger Sub, Inc., 6.625%, 5/15/22(1)	625,000	473,438
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(1)	850,000	756,500
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	2,402,000	2,420,015
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	900,000	785,808
Mallinckrodt International Finance SA, 4.75%, 4/15/23	2,240,000	1,848,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	1,150,000	1,065,187
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	945,000	862,312
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50%, 4/15/25(1)	525,000	465,938
		11,967,473
Health Care Providers and Services — 6.5%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	1,650,000	1,674,750
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	1,050,000	1,073,625
Acadia Healthcare Co., Inc., 6.50%, 3/1/24(1)	100,000	104,250
Amsurg Corp., 5.625%, 7/15/22	1,485,000	1,535,119
Centene Escrow Corp., 6.125%, 2/15/24(1)	2,000,000	2,110,000
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	1,500,000	1,468,125
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	700,000	665,000
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	975,000	992,063
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	2,400,000	2,178,000
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,350,000	1,414,125
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	2,907,000	2,941,521
DaVita HealthCare Partners, Inc., 5.00%, 5/1/25	850,000	843,625
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,350,000	1,489,725
Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24(1)	1,050,000	1,072,313
HCA, Inc., 4.25%, 10/15/19	500,000	515,938
HCA, Inc., 6.50%, 2/15/20	1,645,000	1,809,500
HCA, Inc., 7.50%, 2/15/22	2,250,000	2,557,278
HCA, Inc., 5.875%, 3/15/22	500,000	542,500
HCA, Inc., 4.75%, 5/1/23	2,000,000	2,040,000
HCA, Inc., 5.00%, 3/15/24	2,475,000	2,538,422
HCA, Inc., 5.375%, 2/1/25	2,500,000	2,530,475
HCA, Inc., 7.69%, 6/15/25	2,400,000	2,592,000
HealthSouth Corp., 5.75%, 11/1/24	990,000	1,007,820
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	3,450,000	3,419,812
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(1)	1,350,000	1,389,555
Kindred Healthcare, Inc., 8.00%, 1/15/20	1,795,000	1,790,512
Kindred Healthcare, Inc., 6.375%, 4/15/22	720,000	651,600
Kindred Healthcare, Inc., 8.75%, 1/15/23	175,000	167,781
LifePoint Health, Inc., 5.50%, 12/1/21	1,500,000	1,571,250

16

	Principal Amount	Value
Tenet Healthcare Corp., 5.00%, 3/1/19	$2,010,000	$1,997,437
Tenet Healthcare Corp., 8.00%, 8/1/20	1,600,000	1,654,000
Tenet Healthcare Corp., 6.00%, 10/1/20	2,100,000	2,247,000
Tenet Healthcare Corp., 4.50%, 4/1/21	1,465,000	1,479,650
Tenet Healthcare Corp., 8.125%, 4/1/22	3,865,000	3,984,467
Tenet Healthcare Corp., 6.75%, 6/15/23	2,720,000	2,618,000
		58,667,238
Hotels, Restaurants and Leisure — 4.9%
1011778 B.C. ULC / New Red Finance, Inc., 6.00%, 4/1/22(1)	3,085,000	3,216,112
Affinity Gaming / Affinity Gaming Finance Corp., 9.00%, 5/15/18	1,000,000	1,020,000
Boyd Gaming Corp., 6.875%, 5/15/23	1,748,000	1,870,360
Boyd Gaming Corp., 6.375%, 4/1/26(1)	1,250,000	1,303,125
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.00%, 10/1/20	1,250,000	1,230,000
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.00%, 10/1/21	1,500,000	1,286,250
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 5/1/22	250,000	196,750
CEC Entertainment, Inc., 8.00%, 2/15/22	250,000	215,625
Eldorado Resorts, Inc., 7.00%, 8/1/23	2,165,000	2,251,600
FelCor Lodging LP, 5.625%, 3/1/23	775,000	794,375
Golden Nugget Escrow, Inc., 8.50%, 12/1/21(1)	2,685,000	2,698,425
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	2,880,000	2,998,656
International Game Technology plc, 6.25%, 2/15/22(1)	1,885,000	1,927,413
International Game Technology plc, 6.50%, 2/15/25(1)	2,350,000	2,338,250
MGM Resorts International, 8.625%, 2/1/19	750,000	856,875
MGM Resorts International, 5.25%, 3/31/20	2,300,000	2,369,000
MGM Resorts International, 7.75%, 3/15/22	250,000	280,625
MGM Resorts International, 6.00%, 3/15/23	2,750,000	2,851,406
Pinnacle Entertainment, 7.50%, 4/15/21	1,800,000	1,874,250
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,300,000	1,378,000
Scientific Games International, Inc., 6.25%, 9/1/20	455,000	275,275
Scientific Games International, Inc., 7.00%, 1/1/22(1)	3,505,000	3,592,625
Scientific Games International, Inc., 10.00%, 12/1/22	1,755,000	1,430,325
Station Casinos LLC, 7.50%, 3/1/21	4,060,000	4,303,600
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	525,000	496,781
Wynn Macau Ltd., 5.25%, 10/15/21(1)	1,325,000	1,255,438
Yum! Brands, Inc., 3.75%, 11/1/21	725,000	691,469
		45,002,610
Household Durables — 2.2%
Beazer Homes USA, Inc., 7.25%, 2/1/23	1,059,000	831,315
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	1,225,000	1,090,250
CalAtlantic Group, Inc., 8.375%, 5/15/18	850,000	949,875
CalAtlantic Group, Inc., 5.375%, 10/1/22	500,000	513,750
Century Communities, Inc., 6.875%, 5/15/22	845,000	811,200
K Hovnanian Enterprises, Inc., 7.00%, 1/15/19(1)	3,450,000	2,285,625

17

	Principal Amount	Value
KB Home, 4.75%, 5/15/19	$500,000	$500,625
KB Home, 8.00%, 3/15/20	500,000	526,250
KB Home, 7.00%, 12/15/21	400,000	402,000
Meritage Homes Corp., 7.00%, 4/1/22	750,000	802,500
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	1,275,000	1,263,844
Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 3/1/24(1)	3,615,000	3,479,438
Toll Brothers Finance Corp., 6.75%, 11/1/19	680,000	761,600
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	1,600,000	1,598,000
WCI Communities, Inc., 6.875%, 8/15/21	2,000,000	1,995,000
William Lyon Homes, Inc., 8.50%, 11/15/20	2,075,000	2,139,499
		19,950,771
Household Products — 0.6%
Energizer Holdings, Inc, 5.50%, 6/15/25(1)	845,000	851,169
Spectrum Brands, Inc., 6.375%, 11/15/20	1,560,000	1,650,480
Spectrum Brands, Inc., 6.625%, 11/15/22	1,680,000	1,824,883
Spectrum Brands, Inc., 5.75%, 7/15/25	1,170,000	1,248,975
		5,575,507
Industrial Conglomerates — 1.0%
Algeco Scotsman Global Finance plc, 10.75%, 10/15/19(1)	1,100,000	332,750
HD Supply, Inc., 7.50%, 7/15/20	2,300,000	2,452,375
HD Supply, Inc., 5.25%, 12/15/21(1)	880,000	927,300
Jack Cooper Holdings Corp., 10.25%, 6/1/20(1)	275,000	195,250
JCH Parent, Inc., PIK, 10.50%, 3/15/19(1)	589,210	303,443
Milacron LLC / Mcron Finance Corp., 7.75%, 2/15/21(1)	100,000	92,500
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	3,558,000	3,251,123
Wise Metals Group LLC / Wise Alloys Finance Corp., 8.75%, 12/15/18(1)	1,350,000	1,194,750
		8,749,491
Insurance — 1.4%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19	1,000,000	997,500
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.50%, 5/15/21	2,850,000	2,923,017
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, 7/1/22	455,000	465,806
Genworth Holdings, Inc., 7.625%, 9/24/21	1,135,000	998,800
Genworth Holdings, Inc., VRN, 6.15%, 11/15/16	1,400,000	448,000
International Lease Finance Corp., 8.75%, 3/15/17	1,700,000	1,795,030
International Lease Finance Corp., 6.25%, 5/15/19	1,250,000	1,335,938
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)	2,400,000	2,118,000
USI, Inc. / NY, 7.75%, 1/15/21(1)	500,000	501,875
Voya Financial, Inc., VRN, 5.65%, 5/15/23	1,250,000	1,168,750
		12,752,716
Internet Software and Services — 0.7%
Equinix, Inc., 4.875%, 4/1/20	750,000	779,625
Equinix, Inc., 5.375%, 4/1/23	845,000	878,800
IAC / InterActiveCorp, 4.75%, 12/15/22	475,000	419,781

18

	Principal Amount	Value
Match Group, Inc., 6.75%, 12/15/22(1)	$1,000,000	$1,018,750
Netflix, Inc., 5.375%, 2/1/21	500,000	524,375
Netflix, Inc., 5.75%, 3/1/24	2,000,000	2,120,000
VeriSign, Inc., 4.625%, 5/1/23	500,000	507,500
VeriSign, Inc., 5.25%, 4/1/25	250,000	253,125
		6,501,956
IT Services — 1.0%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	855,000	869,963
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	1,045,000	1,081,575
First Data Corp., 5.375%, 8/15/23(1)	450,000	462,938
First Data Corp., 7.00%, 12/1/23(1)	3,850,000	3,902,937
First Data Corp., 5.00%, 1/15/24(1)	845,000	849,225
First Data Corp., 5.75%, 1/15/24(1)	2,370,000	2,378,650
		9,545,288
Machinery — 0.5%
Case New Holland Industrial, Inc., 7.875%, 12/1/17	1,000,000	1,080,000
CNH Industrial Capital LLC, 3.375%, 7/15/19	1,175,000	1,139,750
Navistar International Corp., 8.25%, 11/1/21	1,024,000	762,880
Terex Corp., 6.50%, 4/1/20	500,000	485,000
Terex Corp., 6.00%, 5/15/21	725,000	705,062
		4,172,692
Marine — 0.5%
DP World Sukuk Ltd., 6.25%, 7/2/17	920,000	963,925
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	4,115,000	3,590,337
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 8.125%, 2/15/19	500,000	150,000
		4,704,262
Media — 9.7%
Altice Financing SA, 6.50%, 1/15/22(1)	1,455,000	1,487,737
Altice Financing SA, 6.625%, 2/15/23(1)	3,670,000	3,697,525
Altice Finco SA, 7.625%, 2/15/25(1)	1,300,000	1,251,250
Altice Luxembourg SA, 7.75%, 5/15/22(1)	2,080,000	2,057,286
Altice Luxembourg SA, 7.625%, 2/15/25(1)	1,660,000	1,593,600
Altice US Finance I Corp., 5.375%, 7/15/23(1)	655,000	675,878
AMC Entertainment, Inc., 5.875%, 2/15/22	500,000	516,250
AMC Entertainment, Inc., 5.75%, 6/15/25	495,000	508,613
Cablevision Systems Corp., 5.875%, 9/15/22	1,500,000	1,267,500
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	2,900,000	2,994,250
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	3,160,000	3,223,200
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	675,000	688,500
CCOH Safari LLC, 5.75%, 2/15/26(1)	3,170,000	3,288,875
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	985,000	923,437
Cinemark USA, Inc., 5.125%, 12/15/22	600,000	617,250
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	2,750,000	2,513,437
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	1,000,000	989,200
Clearwire Communications LLC / Clearwire Finance, Inc., 14.75%, 12/1/16(1)	500,000	541,250

19

	Principal Amount	Value
CSC Holdings LLC, 7.625%, 7/15/18	$1,200,000	$1,299,000
CSC Holdings LLC, 6.75%, 11/15/21	1,675,000	1,724,412
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	675,000	259,875
DISH DBS Corp., 4.625%, 7/15/17	1,500,000	1,533,750
DISH DBS Corp., 6.75%, 6/1/21	2,950,000	3,053,250
DISH DBS Corp., 5.00%, 3/15/23	2,180,000	1,945,650
DISH DBS Corp., 5.875%, 11/15/24	1,975,000	1,817,000
Gray Television, Inc., 7.50%, 10/1/20	1,000,000	1,060,000
iHeartCommunications, Inc., 10.00%, 1/15/18	1,000,000	325,000
iHeartCommunications, Inc., 9.00%, 3/1/21	1,750,000	1,225,000
iHeartCommunications, Inc., 10.625%, 3/15/23	500,000	348,750
Lamar Media Corp., 5.875%, 2/1/22	1,450,000	1,533,375
Lamar Media Corp., 5.00%, 5/1/23	1,400,000	1,463,868
Lamar Media Corp., 5.375%, 1/15/24	500,000	523,900
McClatchy Co. (The), 9.00%, 12/15/22	450,000	421,594
Mediacom LLC / Mediacom Capital Corp., 7.25%, 2/15/22	500,000	527,500
Neptune Finco Corp., 10.125%, 1/15/23(1)	1,215,000	1,303,087
Neptune Finco Corp., 6.625%, 10/15/25(1)	670,000	726,046
Neptune Finco Corp., 10.875%, 10/15/25(1)	1,360,000	1,489,200
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	1,028,000	1,054,985
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	1,275,000	1,313,250
Numericable-SFR SA, 6.00%, 5/15/22(1)	5,060,000	4,958,800
Regal Entertainment Group, 5.75%, 3/15/22	1,250,000	1,300,000
RR Donnelley & Sons Co., 7.25%, 5/15/18	264,000	277,860
RR Donnelley & Sons Co., 6.00%, 4/1/24	1,500,000	1,241,250
SBA Telecommunications, Inc., 5.75%, 7/15/20	250,000	259,063
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,000,000	1,036,250
Sinclair Television Group, Inc., 6.125%, 10/1/22	250,000	263,125
Sinclair Television Group, Inc., 5.625%, 8/1/24(1)	1,250,000	1,262,500
Sirius XM Radio, Inc., 5.75%, 8/1/21(1)	1,000,000	1,050,000
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	1,000,000	1,052,188
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	1,250,000	1,275,000
Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	500,000	511,250
TEGNA, Inc., 5.125%, 7/15/20	1,000,000	1,045,000
TEGNA, Inc., 5.50%, 9/15/24(1)	1,500,000	1,550,625
Unitymedia GmbH, 6.125%, 1/15/25(1)	1,000,000	1,045,625
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(1)	650,000	651,625
Univision Communications, Inc., 8.50%, 5/15/21(1)	1,100,000	1,126,125
Univision Communications, Inc., 5.125%, 5/15/23(1)	1,000,000	1,000,000
Univision Communications, Inc., 5.125%, 2/15/25(1)	1,345,000	1,331,550
UPCB Finance IV Ltd., 5.375%, 1/15/25(1)	1,125,000	1,148,906
UPCB Finance VI Ltd., 6.875%, 1/15/22(1)	450,000	477,563
Videotron Ltd., 5.00%, 7/15/22	1,000,000	1,040,938
Virgin Media Secured Finance plc, 5.375%, 4/15/21(1)	450,000	470,813
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	2,005,000	2,015,025
Wind Acquisition Finance SA, 4.75%, 7/15/20(1)	1,740,000	1,653,000
Wind Acquisition Finance SA, 7.375%, 4/23/21(1)	1,725,000	1,569,750
20

	Principal Amount	Value
WMG Acquisition Corp., 6.00%, 1/15/21(1)	$225,000	$231,188
WMG Acquisition Corp., 5.625%, 4/15/22(1)	2,070,000	2,106,225
Ziggo Bond Finance BV, 5.875%, 1/15/25(1)	1,035,000	1,018,181
		87,752,955
Metals and Mining — 4.4%
AK Steel Corp., 7.625%, 5/15/20	1,250,000	787,500
Alcoa, Inc., 5.40%, 4/15/21	1,410,000	1,437,763
Alcoa, Inc., 5.125%, 10/1/24	2,420,000	2,335,300
Alcoa, Inc., 5.95%, 2/1/37	770,000	658,350
Aleris International, Inc., 7.625%, 2/15/18	585,000	597,065
Aleris International, Inc., 9.50%, 4/1/21(1)(4)	850,000	868,594
Allegheny Technologies, Inc., 5.95%, 1/15/21	1,320,000	1,115,400
Anglo American Capital plc, 3.625%, 5/14/20(1)	2,000,000	1,726,240
Anglo American Capital plc, 4.875%, 5/14/25(1)	1,500,000	1,233,750
ArcelorMittal, 5.50%, 2/25/17	2,500,000	2,546,875
ArcelorMittal, 6.125%, 6/1/18	2,500,000	2,537,500
ArcelorMittal, 6.50%, 3/1/21	1,525,000	1,509,750
ArcelorMittal, 6.125%, 6/1/25	975,000	906,750
ArcelorMittal, 7.75%, 3/1/41	2,000,000	1,720,000
Cliffs Natural Resources, Inc., 7.75%, 3/31/20(1)	941,000	310,530
Cliffs Natural Resources, Inc., 8.25%, 3/31/20(1)	590,000	501,500
First Quantum Minerals Ltd., 6.75%, 2/15/20(1)	543,000	374,670
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)	2,170,000	1,464,750
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(1)	1,410,000	1,413,525
Freeport-McMoRan, Inc., 2.30%, 11/14/17	1,750,000	1,623,125
Freeport-McMoRan, Inc., 3.55%, 3/1/22	5,100,000	3,582,750
Freeport-McMoRan, Inc., 5.40%, 11/14/34	3,250,000	2,006,875
HudBay Minerals, Inc., 9.50%, 10/1/20	855,000	611,325
Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17	100,000	87,000
Lundin Mining Corp., 7.875%, 11/1/22(1)	850,000	811,750
New Gold, Inc., 6.25%, 11/15/22(1)	415,000	352,750
Steel Dynamics, Inc., 5.25%, 4/15/23	1,430,000	1,440,725
Teck Resources Ltd., 2.50%, 2/1/18	1,885,000	1,658,800
Teck Resources Ltd., 4.75%, 1/15/22	2,095,000	1,456,025
Teck Resources Ltd., 6.25%, 7/15/41	670,000	388,600
United States Steel Corp., 7.375%, 4/1/20	750,000	588,750
Vedanta Resources plc, 6.75%, 6/7/16	1,500,000	1,486,878
		40,141,165
Multi-Utilities — 2.7%
Calpine Corp., 5.375%, 1/15/23	2,310,000	2,250,818
Calpine Corp., 5.50%, 2/1/24	500,000	482,500
Calpine Corp., 5.75%, 1/15/25	4,035,000	3,888,731
Dynegy, Inc., 6.75%, 11/1/19	800,000	800,000
Dynegy, Inc., 7.375%, 11/1/22	3,145,000	2,924,850
Dynegy, Inc., 5.875%, 6/1/23	500,000	420,000
Dynegy, Inc., 7.625%, 11/1/24	800,000	730,000
GenOn Energy, Inc., 9.50%, 10/15/18	2,000,000	1,470,000

21

	Principal Amount	Value
GenOn Energy, Inc., 9.875%, 10/15/20	$930,000	$604,500
Illinois Power Generating Co., 7.00%, 4/15/18	300,000	118,500
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,000,000	1,055,000
NRG Energy, Inc., 7.625%, 1/15/18	2,000,000	2,135,000
NRG Energy, Inc., 6.25%, 7/15/22	2,860,000	2,673,208
NRG Energy, Inc., 6.25%, 5/1/24	2,440,000	2,250,900
Talen Energy Supply LLC, 4.625%, 7/15/19(1)	1,475,000	1,286,937
Talen Energy Supply LLC, 6.50%, 6/1/25	1,400,000	1,169,000
		24,259,944
Multiline Retail — 0.4%
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	645,000	278,963
J.C. Penney Corp., Inc., 5.75%, 2/15/18	500,000	508,750
J.C. Penney Corp., Inc., 5.65%, 6/1/20	845,000	823,875
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(1)	2,600,000	2,249,000
		3,860,588
Oil, Gas and Consumable Fuels — 6.5%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	1,200,000	1,236,000
Antero Resources Corp., 5.125%, 12/1/22	2,350,000	2,138,500
Antero Resources Corp., 5.625%, 6/1/23	920,000	851,000
BreitBurn Energy Partners LP / BreitBurn Finance Corp., 7.875%, 4/15/22(3)	420,000	44,100
California Resources Corp., 8.00%, 12/15/22(1)	2,096,000	812,200
California Resources Corp., 6.00%, 11/15/24	497,000	113,068
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	850,000	607,750
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	1,740,000	1,631,250
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	850,000	753,312
Cenovus Energy, Inc., 5.70%, 10/15/19	1,300,000	1,305,881
Cenovus Energy, Inc., 6.75%, 11/15/39	1,800,000	1,728,713
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	2,771,000	1,371,645
Comstock Resources, Inc., 10.00%, 3/15/20(1)	845,000	420,388
Concho Resources, Inc., 5.50%, 10/1/22	2,200,000	2,172,500
Concho Resources, Inc., 5.50%, 4/1/23	2,250,000	2,216,250
CONSOL Energy, Inc., 5.875%, 4/15/22	1,660,000	1,204,529
Continental Resources, Inc., 5.00%, 9/15/22	2,326,000	2,016,351
Continental Resources, Inc., 3.80%, 6/1/24	3,595,000	2,900,734
Continental Resources, Inc., 4.90%, 6/1/44	875,000	656,250
Denbury Resources, Inc., 4.625%, 7/15/23	750,000	318,750
Encana Corp., 3.90%, 11/15/21	1,750,000	1,535,313
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	3,000,000	1,528,125
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	2,405,000	2,146,462
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	1,035,000	923,737
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23(1)	665,000	586,862
Halcon Resources Corp., 8.625%, 2/1/20(1)	855,000	610,256
Halcon Resources Corp., 12.00%, 2/15/22(1)	390,000	260,325
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(1)	860,000	743,900
Laredo Petroleum, Inc., 6.25%, 3/15/23	1,025,000	863,562
MEG Energy Corp., 6.50%, 3/15/21(1)	750,000	456,563

22

	Principal Amount	Value
MEG Energy Corp., 7.00%, 3/31/24(1)	$1,200,000	$720,000
Newfield Exploration Co., 5.75%, 1/30/22	1,000,000	981,250
Newfield Exploration Co., 5.375%, 1/1/26	500,000	457,500
Oasis Petroleum, Inc., 6.875%, 3/15/22	2,075,000	1,545,875
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	500,000	519,375
Peabody Energy Corp., 6.00%, 11/15/18(3)	960,000	70,800
Peabody Energy Corp., 6.50%, 9/15/20(2)(3)	350,000	26,688
Peabody Energy Corp., 6.25%, 11/15/21(3)	990,000	73,013
Peabody Energy Corp., 10.00%, 3/15/22(1)(2)(3)	600,000	48,000
Petrobras Global Finance BV, 3.25%, 3/17/17	920,000	905,050
QEP Resources, Inc., 5.375%, 10/1/22	3,110,000	2,744,575
Range Resources Corp., 5.75%, 6/1/21	1,000,000	887,500
Range Resources Corp., 5.00%, 8/15/22	1,500,000	1,301,250
Rice Energy, Inc., 6.25%, 5/1/22	550,000	481,250
Sabine Pass LNG LP, 6.50%, 11/1/20	1,485,000	1,564,819
Sanchez Energy Corp., 6.125%, 1/15/23	455,000	247,975
SandRidge Energy, Inc., 8.75%, 6/1/20(1)(3)	665,000	164,588
SM Energy Co., 6.50%, 1/1/23	500,000	357,500
SM Energy Co., 5.00%, 1/15/24	1,310,000	907,175
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	1,390,000	1,348,300
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	1,975,000	1,896,000
Tesoro Corp., 4.25%, 10/1/17	1,000,000	1,020,000
Tesoro Corp., 5.375%, 10/1/22	150,000	148,313
Whiting Petroleum Corp., 5.75%, 3/15/21	2,600,000	1,742,000
WPX Energy, Inc., 5.25%, 1/15/17	1,250,000	1,237,500
WPX Energy, Inc., 6.00%, 1/15/22	1,500,000	1,102,500
WPX Energy, Inc., 8.25%, 8/1/23	845,000	656,987
YPF SA, 8.875%, 12/19/18	1,500,000	1,563,750
		58,873,809
Paper and Forest Products — 0.3%
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	625,000	657,031
Sappi Papier Holding GmbH, 6.625%, 4/15/21(1)	1,975,000	2,043,720
		2,700,751
Personal Products — 0.1%
Avon Products, Inc., 6.75%, 3/15/23	1,000,000	694,000
Pharmaceuticals — 1.9%
Capsugel SA, PIK, 7.00%, 5/15/19(1)	811,000	816,576
Endo Finance LLC / Endo Finco, Inc., 7.75%, 1/15/22(1)	730,000	749,847
Endo Finance LLC / Endo Finco, Inc., 5.875%, 1/15/23(1)	1,740,000	1,666,050
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	2,165,000	2,048,631
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	1,370,000	1,291,225
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20(1)	1,500,000	1,230,000
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	1,300,000	1,085,500
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	1,300,000	1,066,000
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(1)	1,750,000	1,408,750
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(1)	3,125,000	2,460,938

23

	Principal Amount	Value
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	$4,270,000	$3,298,575
		17,122,092
Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	500,000	487,500
Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	2,180,000	2,032,850
Corrections Corp. of America, 4.125%, 4/1/20	1,350,000	1,383,750
Crown Castle International Corp., 5.25%, 1/15/23	1,000,000	1,078,750
CTR Partnership LP / CareTrust Capital Corp., 5.875%, 6/1/21	1,000,000	1,010,000
iStar, Inc., 9.00%, 6/1/17	100,000	104,375
iStar, Inc., 5.00%, 7/1/19	975,000	940,875
MPT Operating Partnership LP / MPT Finance Corp., 6.875%, 5/1/21	1,000,000	1,041,250
PLA Administradora Industrial S de RL de CV, 5.25%, 11/10/22(1)	1,000,000	967,500
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	1,000,000	1,030,000
		10,076,850
Real Estate Management and Development — 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(1)	1,430,000	1,474,688
Semiconductors and Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	410,000	282,900
Advanced Micro Devices, Inc., 7.00%, 7/1/24	700,000	462,000
Amkor Technology, Inc., 6.375%, 10/1/22	1,000,000	953,750
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	300,000	318,750
Micron Technology, Inc., 5.25%, 8/1/23(1)	1,480,000	1,217,300
Micron Technology, Inc., 5.50%, 2/1/25	1,975,000	1,610,860
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	800,000	810,000
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(1)	225,000	236,531
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(1)	1,115,000	1,181,900
		7,073,991
Software — 0.6%
Activision Blizzard, Inc., 5.625%, 9/15/21(1)	1,500,000	1,584,375
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	250,000	181,250
Infor US, Inc., 6.50%, 5/15/22	3,033,000	2,775,195
Nuance Communications, Inc., 5.375%, 8/15/20(1)	754,000	768,609
		5,309,429
Specialty Retail — 2.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	980,000	994,700
Ashtead Capital, Inc., 5.625%, 10/1/24(1)	840,000	873,600
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(1)	1,150,000	1,095,375
BMC Stock Holdings, Inc., 9.00%, 9/15/18(1)	1,000,000	1,048,750
Claire's Stores, Inc., 9.00%, 3/15/19(1)	100,000	71,750
Claire's Stores, Inc., 7.75%, 6/1/20(1)	750,000	165,938
Hertz Corp. (The), 4.25%, 4/1/18	100,000	100,500
Hertz Corp. (The), 5.875%, 10/15/20	450,000	460,125
Hertz Corp. (The), 7.375%, 1/15/21	1,550,000	1,588,750
Hertz Corp. (The), 6.25%, 10/15/22	850,000	854,250
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,370,000	1,438,500

24

	Principal Amount	Value
Rent-A-Center, Inc., 6.625%, 11/15/20	$1,175,000	$1,022,250
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	1,000,000	1,050,000
Serta Simmons Bedding LLC, 8.125%, 10/1/20(1)	3,692,000	3,848,947
Sonic Automotive, Inc., 7.00%, 7/15/22	800,000	848,000
Sonic Automotive, Inc., 5.00%, 5/15/23	850,000	841,500
Toys "R" Us Property Co. II LLC, 8.50%, 12/1/17	900,000	882,000
United Rentals North America, Inc., 7.625%, 4/15/22	250,000	267,500
United Rentals North America, Inc., 6.125%, 6/15/23	825,000	855,938
United Rentals North America, Inc., 4.625%, 7/15/23	1,985,000	1,980,037
United Rentals North America, Inc., 5.50%, 7/15/25	3,050,000	3,023,312
		23,311,722
Technology Hardware, Storage and Peripherals — 0.9%
CommScope Technologies Finance LLC, 6.00%, 6/15/25(1)	3,970,000	4,049,400
Dell, Inc., 5.875%, 6/15/19	1,250,000	1,321,312
NCR Corp., 5.00%, 7/15/22	800,000	796,000
Western Digital Corp., 7.375%, 4/1/23(1)(4)	600,000	613,500
Western Digital Corp., 10.50%, 4/1/24(1)(4)	1,775,000	1,780,547
		8,560,759
Textiles, Apparel and Luxury Goods — 0.7%
L Brands, Inc., 6.625%, 4/1/21	750,000	847,425
L Brands, Inc., 5.625%, 2/15/22	2,250,000	2,456,820
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	3,465,000	2,953,912
PVH Corp., 4.50%, 12/15/22	500,000	515,000
		6,773,157
Wireless Telecommunication Services — 2.9%
Sprint Communications, Inc., 6.00%, 12/1/16	1,000,000	998,750
Sprint Communications, Inc., 9.125%, 3/1/17	250,000	255,625
Sprint Communications, Inc., 9.00%, 11/15/18(1)	1,000,000	1,052,500
Sprint Communications, Inc., 7.00%, 3/1/20(1)	1,100,000	1,105,500
Sprint Communications, Inc., 7.00%, 8/15/20	1,170,000	936,000
Sprint Communications, Inc., 6.00%, 11/15/22	1,750,000	1,288,438
Sprint Corp., 7.25%, 9/15/21	3,000,000	2,306,250
Sprint Corp., 7.875%, 9/15/23	2,365,000	1,815,137
Sprint Corp., 7.125%, 6/15/24	4,100,000	3,064,750
Sprint Corp., 7.625%, 2/15/25	1,010,000	754,975
T-Mobile USA, Inc., 6.46%, 4/28/19	480,000	492,000
T-Mobile USA, Inc., 6.625%, 11/15/20	1,250,000	1,296,875
T-Mobile USA, Inc., 6.63%, 4/28/21	1,500,000	1,575,000
T-Mobile USA, Inc., 6.125%, 1/15/22	1,100,000	1,141,250
T-Mobile USA, Inc., 6.625%, 4/1/23	3,220,000	3,405,150
T-Mobile USA, Inc., 6.375%, 3/1/25	2,500,000	2,568,750
T-Mobile USA, Inc., 6.50%, 1/15/26	2,600,000	2,713,750
		26,770,700
TOTAL CORPORATE BONDS (Cost $849,953,121)		798,121,143

25

	Principal Amount/Shares	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 0.4%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.39%, 4/15/16(1) (Cost $4,000,000)	$4,000,000	$3,885,829
ASSET-BACKED SECURITIES(5) — 0.3%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(1)	634,714	660,896
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	1,033,752	1,084,148
US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/23	935,686	965,511
TOTAL ASSET-BACKED SECURITIES (Cost $2,609,040)		2,710,555
COMMON STOCKS — 0.3%
Banks — 0.1%
CIT Group, Inc.	9,111	282,714
Building Products†
Nortek, Inc.(2)	650	31,389
Health Care Providers and Services — 0.1%
Express Scripts Holding Co.(2)	10,800	741,852
Media — 0.1%
Charter Communications, Inc., Class A(2)	5,213	1,055,268
TOTAL COMMON STOCKS (Cost $1,685,158)		2,111,223
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 0.1%
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36 (Cost $1,141,134)	$1,145,482	1,124,435
EXCHANGE-TRADED FUNDS — 0.1%
iShares iBoxx High Yield Corporate Bond ETF (Cost $946,896)	10,600	865,914
TEMPORARY CASH INVESTMENTS(6) — 9.1%
BNP Paribas SA, 0.25%, 4/1/16(7)	$6,656,000	6,655,937
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(7)	41,303,000	41,302,540
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 8/15/41, valued at $21,704,325), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $21,278,059)		21,278,000
SSgA U.S. Government Money Market Fund, Class N	13,492,061	13,492,061
TOTAL TEMPORARY CASH INVESTMENTS (Cost $82,729,062)		82,728,538
TOTAL INVESTMENT SECURITIES — 98.1% (Cost $943,064,411)		891,547,637
OTHER ASSETS AND LIABILITIES — 1.9%		17,451,256
TOTAL NET ASSETS — 100.0%		$908,998,893

26

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,414,578	USD	4,123,407	UBS AG	6/15/16	$13,491
USD	4,013,069	AUD	5,414,578	JPMorgan Chase Bank N.A.	6/15/16	(123,829)
BRL	5,061,277	USD	1,335,253	UBS AG	6/15/16	45,290
USD	1,352,921	BRL	5,061,277	UBS AG	6/15/16	(27,623)
CAD	1,312,661	USD	980,344	UBS AG	6/15/16	30,431
CAD	3,601,484	USD	2,759,498	UBS AG	6/15/16	13,717
USD	994,302	CAD	1,312,661	JPMorgan Chase Bank N.A.	6/15/16	(16,474)
USD	2,708,783	CAD	3,601,484	JPMorgan Chase Bank N.A.	6/15/16	(64,432)
CLP	1,858,011,392	USD	2,749,351	UBS AG	6/15/16	6,685
USD	2,697,657	CLP	1,858,011,390	UBS AG	6/15/16	(58,379)
USD	1,433,348	GBP	1,008,037	UBS AG	6/15/16	(14,768)
USD	2,195,699	GBP	1,558,102	UBS AG	6/15/16	(42,624)
HUF	1,007,482,328	USD	3,631,988	JPMorgan Chase Bank N.A.	6/15/16	16,173
IDR	53,146,148,572	USD	3,985,463	UBS AG	6/15/16	18,398
INR	272,483,662	USD	3,998,293	UBS AG	6/15/16	71,801
JPY	152,885,789	USD	1,361,902	JPMorgan Chase Bank N.A.	6/15/16	(693)
JPY	154,283,182	USD	1,372,104	JPMorgan Chase Bank N.A.	6/15/16	1,547
KRW	2,710,953,316	USD	2,341,672	UBS AG	6/15/16	20,447
USD	2,238,238	KRW	2,710,953,321	UBS AG	6/15/16	(123,881)
MXN	31,878,113	USD	1,805,823	JPMorgan Chase Bank N.A.	6/15/16	27,460
USD	1,763,886	MXN	31,878,113	JPMorgan Chase Bank N.A.	6/15/16	(69,396)
MYR	9,253,859	USD	2,254,290	UBS AG	6/15/16	131,638
MYR	9,754,702	USD	2,464,865	UBS AG	6/15/16	50,196
USD	2,235,772	MYR	9,253,859	UBS AG	6/15/16	(150,156)
NOK	21,384,822	USD	2,500,921	Barclays Bank plc	6/15/16	82,495
NOK	22,981,337	USD	2,772,551	UBS AG	6/15/16	3,733
USD	2,517,992	NOK	21,384,822	Barclays Bank plc	6/15/16	(65,423)
USD	2,704,618	NOK	22,981,337	JPMorgan Chase Bank N.A.	6/15/16	(71,666)
NZD	3,924,092	USD	2,714,722	UBS AG	6/15/16	(12,385)
USD	4,024,394	PHP	189,810,538	UBS AG	6/15/16	(93,150)
PLN	13,832,631	USD	3,624,013	JPMorgan Chase Bank N.A.	6/15/16	79,860
SEK	19,814,455	USD	2,381,718	Barclays Bank plc	6/15/16	65,286
SEK	22,483,883	USD	2,724,689	UBS AG	6/15/16	51,979
USD	2,345,617	SEK	19,814,455	Barclays Bank plc	6/15/16	(101,388)
TRY	13,097,402	USD	4,375,865	State Street Bank & Trust Co.	6/15/16	178,785
TWD	88,048,485	USD	2,712,523	UBS AG	6/15/16	26,624
USD	7,174,657	TWD	235,680,295	UBS AG	6/15/16	(157,244)
ZAR	40,792,402	USD	2,713,200	JPMorgan Chase Bank N.A.	6/15/16	10,887
ZAR	38,463,865	USD	2,448,836	UBS AG	6/15/16	119,753
USD	2,457,748	ZAR	38,463,865	JPMorgan Chase Bank N.A.	6/15/16	(110,841)
						$(237,676)

27

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$43,000,000	Sell	5.00%	12/20/20	4.29%	$1,315,495	$1,295,757

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Camden Property Trust	$850,000	Buy	1.00%	12/20/19	$(4,486)	$(661)	$(5,147)
Barclays Bank plc/ AES Corp. (The)(8)	850,000	Sell	5.00%	9/20/17	46,802	10,371	57,173
Barclays Bank plc/ Boyd Gaming Corp.(8)	850,000	Sell	5.00%	9/20/16	15,756	2,949	18,705
Barclays Bank plc/ Calpine Corp.(8)	850,000	Sell	5.00%	9/20/17	38,231	9,464	47,695
Barclays Bank plc/ Dominion Resources, Inc.(8)	850,000	Buy	1.00%	6/20/20	(21,898)	(5,334)	(27,232)
Barclays Bank plc/ NRG Energy, Inc.(8)	850,000	Sell	5.00%	9/20/17	43,479	1,316	44,795
Barclays Bank plc/ Parker Drilling Co.(8)	850,000	Sell	5.00%	9/20/17	40,850	(40,938)	(88)
Barclays Bank plc/ Procter & Gamble Co. (The)(8)	850,000	Buy	1.00%	6/20/20	(29,098)	(2,330)	(31,428)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	850,000	Buy	1.00%	9/20/19	(7,570)	(5,166)	(12,736)
Deutsche Bank AG/ International Business Machines Corp.	850,000	Buy	1.00%	9/20/19	(15,895)	(4,581)	(20,476)
Deutsche Bank AG/ Realogy Group LLC	850,000	Sell	5.00%	9/20/16	14,834	4,744	19,578
Goldman Sachs & Co./ Kellogg Co.	850,000	Buy	1.00%	12/20/19	(11,463)	(2,755)	(14,218)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	850,000	Buy	1.00%	6/20/20	22,365	3,522	25,887
Goldman Sachs & Co./ Starwood Hotels & Resorts	850,000	Buy	1.00%	6/20/20	(7,171)	(12,207)	(19,378)
Morgan Stanley & Co./ D.R. Horton, Inc.	850,000	Sell	1.00%	6/20/20	(16,569)	15,452	(1,117)

28

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Morgan Stanley & Co./ Frontier Communications Corp.	$850,000	Sell	5.00%	9/20/17	$44,670	$114	$44,784
Morgan Stanley & Co./ HCA, Inc.	850,000	Sell	5.00%	9/20/17	48,817	9,971	58,788
Morgan Stanley & Co./ Hertz Corp. (The)	850,000	Sell	5.00%	9/20/17	48,412	619	49,031
Morgan Stanley & Co./ International Lease Finance Corp.	850,000	Sell	5.00%	9/20/17	45,335	1,388	46,723
Morgan Stanley & Co./ J.C. Penney Co., Inc.	850,000	Sell	5.00%	6/20/16	5,155	4,483	9,638
Morgan Stanley & Co./ Lennar Corp.	850,000	Sell	5.00%	6/20/20	100,659	19,031	119,690
Morgan Stanley & Co./ Mondelez International, Inc.	850,000	Buy	1.00%	9/20/19	(15,895)	(6,191)	(22,086)
Morgan Stanley & Co./ PepsiCo, Inc.	850,000	Buy	1.00%	9/20/19	(17,351)	(4,106)	(21,457)
Morgan Stanley & Co./ Rite Aid Corp.	850,000	Sell	5.00%	9/20/16	16,964	3,947	20,911
					$384,933	$3,102	$388,035

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

29

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
GBP	-	British Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LOC	-	Letter of Credit
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PIK	-	Payment in Kind
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $283,784,942, which represented 31.2% of total net assets.

(2)	Non-income producing.

(3)	Security is in default.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Category includes collateral received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $360,000.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Collateral has been received at the custodian bank for margin requirements on swap agreements. At the period end, the aggregate value of securities received was $192,808.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $943,064,411)	$891,547,637
Cash	157,520
Deposits with broker for swap agreements	2,561,822
Receivable for investments sold	6,128,658
Receivable for capital shares sold	203,980
Receivable for variation margin on swap agreements	71,934
Unrealized appreciation on forward foreign currency exchange contracts	1,066,676
Swap agreements, at value (including net premiums paid (received) of $491,479)	563,398
Interest and dividends receivable	15,236,316
917,537,941

Liabilities
Payable for collateral received for swap agreements	360,000
Payable for investments purchased	5,649,035
Payable for capital shares redeemed	381,304
Unrealized depreciation on forward foreign currency exchange contracts	1,304,352
Swap agreements, at value (including net premiums paid (received) of $(106,546))	175,363
Accrued management fees	550,038
Distribution and service fees payable	14,122
Dividends payable	104,834
8,539,048

Net Assets	$908,998,893

Net Assets Consist of:
Capital paid in	$989,090,320
Undistributed net investment income	45,496
Accumulated net realized loss	(29,701,070)
Net unrealized depreciation	(50,435,853)
$908,998,893

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$344,505,063	64,277,005	$5.36
Institutional Class	$473,013,743	88,200,644	$5.36
A Class	$24,609,587	4,589,718	$5.36*
C Class	$9,694,517	1,807,888	$5.36
R Class	$1,624,324	302,884	$5.36
R6 Class	$55,551,659	10,370,603	$5.36
*Maximum offering price $5.61 (net asset value divided by 0.955).

See Notes to Financial Statements.

31

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$50,297,664
Dividends	58,850
50,356,514

Expenses:
Management fees	5,892,065
Distribution and service fees:
A Class	73,560
C Class	118,368
R Class	8,639
Trustees' fees and expenses	42,152
Other expenses	8,782
6,143,566

Net investment income (loss)	44,212,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(24,288,412)
Futures contract transactions	(653,695)
Swap agreement transactions	(582,568)
Foreign currency transactions	(1,601,305)
(27,125,980)

Change in net unrealized appreciation (depreciation) on:
Investments	(52,202,601)
Futures contracts	420,893
Swap agreements	1,250,872
Translation of assets and liabilities in foreign currencies	(730,405)
(51,261,241)

Net realized and unrealized gain (loss)	(78,387,221)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,174,273)

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$44,212,948	$40,773,776
Net realized gain (loss)	(27,125,980)	(965,697)
Change in net unrealized appreciation (depreciation)	(51,261,241)	(32,409,883)
Net increase (decrease) in net assets resulting from operations	(34,174,273)	7,398,196

Distributions to Shareholders
From net investment income:
Investor Class	(16,227,172)	(16,097,210)
Institutional Class	(24,581,232)	(21,245,884)
A Class	(1,542,518)	(2,152,897)
C Class	(531,265)	(815,236)
R Class	(86,551)	(90,594)
R6 Class	(2,692,775)	(883,291)
From net realized gains:
Investor Class	—	(2,664,794)
Institutional Class	—	(3,370,892)
A Class	—	(332,287)
C Class	—	(150,145)
R Class	—	(14,822)
R6 Class	—	(181,676)
Decrease in net assets from distributions	(45,661,513)	(47,999,728)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	186,374,984	105,863,641

Net increase (decrease) in net assets	106,539,198	65,262,109

Net Assets
Beginning of period	802,459,695	737,197,586
End of period	$908,998,893	$802,459,695

Undistributed net investment income	$45,496	$108,155

See Notes to Financial Statements.

33

Notes to Financial Statements

MARCH 31, 2016
1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

34

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions

35

of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 71% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.85% for the Investor Class, A Class, C Class and R Class, 0.65% for the Institutional Class and 0.60% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

36

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $292,641,501 and $186,361,667, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	50,065,991	$275,468,547	28,328,446	$171,854,898
Issued in reinvestment of distributions	2,802,207	15,480,835	2,912,763	17,608,755
Redeemed	(40,248,421)	(223,377,567)	(27,958,065)	(168,671,101)
	12,619,777	67,571,815	3,283,144	20,792,552
Institutional Class
Sold	25,710,256	141,622,201	22,173,151	133,064,080
Issued in reinvestment of distributions	4,434,893	24,490,317	4,065,313	24,567,881
Redeemed	(10,282,692)	(55,969,696)	(15,137,437)	(90,489,391)
	19,862,457	110,142,822	11,101,027	67,142,570
A Class
Sold	545,038	3,038,642	1,065,773	6,530,590
Issued in reinvestment of distributions	267,398	1,485,390	383,265	2,321,008
Redeemed	(2,119,117)	(11,741,439)	(3,564,370)	(21,715,109)
	(1,306,681)	(7,217,407)	(2,115,332)	(12,863,511)
C Class
Sold	228,689	1,268,401	271,062	1,672,598
Issued in reinvestment of distributions	82,614	459,093	133,809	810,088
Redeemed	(960,321)	(5,351,534)	(1,437,170)	(8,703,404)
	(649,018)	(3,624,040)	(1,032,299)	(6,220,718)
R Class
Sold	42,068	231,781	86,347	523,725
Issued in reinvestment of distributions	15,583	86,293	17,381	105,240
Redeemed	(64,080)	(348,753)	(112,633)	(688,396)
	(6,429)	(30,679)	(8,905)	(59,431)
R6 Class
Sold	4,434,374	24,434,475	6,444,190	38,713,432
Issued in reinvestment of distributions	489,553	2,692,660	177,947	1,064,967
Redeemed	(1,374,322)	(7,594,662)	(452,566)	(2,706,220)
	3,549,605	19,532,473	6,169,571	37,072,179
Net increase (decrease)	34,069,711	$186,374,984	17,397,206	$105,863,641

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$798,121,143	—
Commercial Mortgage-Backed Securities	—	3,885,829	—
Asset-Backed Securities	—	2,710,555	—
Common Stocks	$2,111,223	—	—
Collateralized Mortgage Obligations	—	1,124,435	—
Exchange-Traded Funds	865,914	—	—
Temporary Cash Investments	13,492,061	69,236,477	—
	$16,469,198	$875,078,439	—
Other Financial Instruments
Swap Agreements	—	$1,859,155	—
Forward Foreign Currency Exchange Contracts	—	1,066,676	—
	—	$2,925,831	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$175,363	—
Forward Foreign Currency Exchange Contracts	—	1,304,352	—
	—	$1,479,715	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $47,759,167.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $140,894,106.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 123 contracts.

39

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$71,934	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	563,398	Swap agreements	$175,363
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,066,676	Unrealized depreciation on forward foreign currency exchange contracts	1,304,352
		$1,702,008		$1,479,715

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(582,568)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,250,872
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(1,601,325)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(730,405)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(653,695)	Change in net unrealized appreciation (depreciation) on futures contracts	420,893
		$(2,837,588)		$941,360

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$45,661,513	$41,296,861
Long-term capital gains	—	$6,702,867

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$944,092,231
Gross tax appreciation of investments	$16,334,623
Gross tax depreciation of investments	(68,879,217)
Net tax appreciation (depreciation) of investments	(52,544,594)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,064,661
Net tax appreciation (depreciation)	$(51,479,933)
Undistributed ordinary income	$125,738
Accumulated short-term capital losses	$(6,101,029)
Accumulated long-term capital losses	$(22,636,203)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$5.92	0.30	(0.55)	(0.25)	(0.31)	—	(0.31)	$5.36	(4.30)%	0.85%	0.85%	5.36%	5.36%	24%	$344,505
2015	$6.24	0.32	(0.26)	0.06	(0.33)	(0.05)	(0.38)	$5.92	0.97%	0.85%	0.85%	5.29%	5.29%	34%	$305,901
2014	$6.29	0.36	0.01	0.37	(0.36)	(0.06)	(0.42)	$6.24	6.08%	0.85%	0.85%	5.73%	5.73%	27%	$301,950
2013	$6.04	0.38	0.31	0.69	(0.38)	(0.06)	(0.44)	$6.29	11.92%	0.85%	0.85%	6.14%	6.14%	28%	$325,228
2012	$6.21	0.41	(0.09)	0.32	(0.42)	(0.07)	(0.49)	$6.04	5.56%	0.84%	0.86%	6.84%	6.82%	28%	$295,571
Institutional Class
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.11)%	0.65%	0.65%	5.56%	5.56%	24%	$473,014
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.18%	0.65%	0.65%	5.49%	5.49%	34%	$404,881
2014	$6.29	0.37	0.01	0.38	(0.37)	(0.06)	(0.43)	$6.24	6.29%	0.65%	0.65%	5.93%	5.93%	27%	$357,390
2013	$6.04	0.39	0.32	0.71	(0.40)	(0.06)	(0.46)	$6.29	12.14%	0.65%	0.65%	6.34%	6.34%	28%	$282,497
2012	$6.21	0.42	(0.09)	0.33	(0.43)	(0.07)	(0.50)	$6.04	5.77%	0.64%	0.66%	7.04%	7.02%	28%	$204,947

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$5.92	0.28	(0.55)	(0.27)	(0.29)	—	(0.29)	$5.36	(4.54)%	1.10%	1.10%	5.11%	5.11%	24%	$24,610
2015	$6.24	0.31	(0.27)	0.04	(0.31)	(0.05)	(0.36)	$5.92	0.72%	1.10%	1.10%	5.04%	5.04%	34%	$34,928
2014	$6.29	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	$6.24	5.82%	1.10%	1.10%	5.48%	5.48%	27%	$50,020
2013	$6.04	0.36	0.32	0.68	(0.37)	(0.06)	(0.43)	$6.29	11.64%	1.10%	1.10%	5.89%	5.89%	28%	$54,563
2012	$6.21	0.39	(0.09)	0.30	(0.40)	(0.07)	(0.47)	$6.04	5.30%	1.09%	1.11%	6.59%	6.57%	28%	$52,227
C Class
2016	$5.92	0.24	(0.55)	(0.31)	(0.25)	—	(0.25)	$5.36	(5.25)%	1.85%	1.85%	4.36%	4.36%	24%	$9,695
2015	$6.24	0.26	(0.26)	—	(0.27)	(0.05)	(0.32)	$5.92	(0.03)%	1.85%	1.85%	4.29%	4.29%	34%	$14,555
2014	$6.29	0.29	0.02	0.31	(0.30)	(0.06)	(0.36)	$6.24	5.03%	1.85%	1.85%	4.73%	4.73%	27%	$21,786
2013	$6.04	0.32	0.31	0.63	(0.32)	(0.06)	(0.38)	$6.29	10.81%	1.85%	1.85%	5.14%	5.14%	28%	$23,797
2012	$6.21	0.35	(0.09)	0.26	(0.36)	(0.07)	(0.43)	$6.04	4.51%	1.84%	1.86%	5.84%	5.82%	28%	$20,807

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$5.92	0.27	(0.55)	(0.28)	(0.28)	—	(0.28)	$5.36	(4.78)%	1.35%	1.35%	4.86%	4.86%	24%	$1,624
2015	$6.24	0.29	(0.26)	0.03	(0.30)	(0.05)	(0.35)	$5.92	0.47%	1.35%	1.35%	4.79%	4.79%	34%	$1,832
2014	$6.29	0.33	0.01	0.34	(0.33)	(0.06)	(0.39)	$6.24	5.55%	1.35%	1.35%	5.23%	5.23%	27%	$1,987
2013	$6.04	0.35	0.31	0.66	(0.35)	(0.06)	(0.41)	$6.29	11.37%	1.35%	1.35%	5.64%	5.64%	28%	$2,312
2012	$6.21	0.38	(0.09)	0.29	(0.39)	(0.07)	(0.46)	$6.04	5.03%	1.34%	1.36%	6.34%	6.32%	28%	$2,428
R6 Class
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.06)%	0.60%	0.60%	5.61%	5.61%	24%	$55,552
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.23%	0.60%	0.60%	5.54%	5.54%	34%	$40,362
2014(3)	$6.20	0.25	0.10	0.35	(0.25)	(0.06)	(0.31)	$6.24	5.78%	0.60%(4)	0.60%(4)	5.95%(4)	5.95%(4)	27%(5)	$4,064

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

45

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

46

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

47

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

48

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

49

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2016.

For corporate taxpayers, the fund hereby designates $7,886, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2016 as qualified for the corporate dividends received deduction.

50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88878 1605

Annual Report

March 31, 2016

NT Diversified Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLDX	1.57%	3.85%	5.23%	5/12/06
Barclays U.S. Aggregate Bond Index	—	1.96%	3.77%	5.02%	—
R6 Class	ACDDX	1.62%	—	3.60%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Institutional Class — $16,559

Barclays U.S. Aggregate Bond Index — $16,238

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond advanced 1.57%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. Aggregate Bond Index gained 1.96%. The portfolio’s sector allocation (exposure to non-index securities) and duration positioning (price sensitivity to interest rate changes)
in 2015 modestly detracted from relative performance. In addition, fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Backdrop

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the first nine months of the period and contributed to heightened market volatility. Meanwhile, other leading central banks pursued aggressive stimulus programs, including increased QE and negative interest rates, to combat economic weakness. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors, and the global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

3

Overall, the U.S. Treasury yield curve flattened as longer-maturity yields declined due to investor demand and weak inflation, and shorter-maturity yields increased on Fed rate-hike expectations. All investment-grade bond sectors advanced, with commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and Treasuries outperforming the broad market and Treasury inflation protected securities (TIPS), corporate bonds, and agencies underperforming. High-yield corporate bonds sharply underperformed investment-grade securities for the 12-month period, primarily due to energy sector weakness and investor risk aversion during most of the period.

Sector Allocation, Duration Positioning Detracted from Relative Performance

We continued to underweight Treasuries and government agencies relative to the Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. The overweight to the securitized sector aided results, while the corporate overweight detracted. Security selection within the securitized sector also lifted performance. In particular, selections among non-agency CMBS, asset-backed securities, collateralized mortgage obligations, and traditional pass-through MBS broadly contributed to performance. Meanwhile, security selection in the corporate sector detracted from results, largely due to a portfolio-only position in high-yield corporate bonds.

We entered the 12-month period expecting a gradual rise in U.S. interest rates. Accordingly, we maintained a shorter duration (less price sensitivity to interest rate changes) than the index. We used U.S. Treasury futures contracts at times as part of this strategy. This positioning slightly detracted from relative performance as longer-maturity interest rates generally declined. Given the uncertainty surrounding the timing of interest rate normalization, we shifted from a slightly shorter-than-index duration to a neutral duration in the third calendar quarter of 2015.

A portfolio-only allocation to non-U.S.-dollar-denominated securities contributed to relative performance for the 12-month period. Specifically, we held a mix of dollar-hedged European bonds (including positions in European banks) that benefited from falling interest rates and ongoing QE in Europe. During the second half of 2015, we took profits in sovereign positions in Norway and Spain but maintained exposure to European financials sector bonds. In early 2016, we added a position in Portugal sovereign securities.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. Accordingly, we plan to tactically manage duration while continuing to overweight positions in spread sectors relative to Treasuries. We also believe weak growth and continued QE in Europe warrant maintaining a position in European bonds. In addition, we believe the cost of inflation protection with TIPS remains low, and we expect to maintain a position in the securities.

4

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	5.5 years
Weighted Average Life	7.6 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	33.8%
Corporate Bonds	31.2%
U.S. Government Agency Mortgage-Backed Securities	24.6%
Collateralized Mortgage Obligations	5.1%
Asset-Backed Securities	4.9%
Commercial Mortgage-Backed Securities	4.8%
Sovereign Governments and Agencies	1.7%
Municipal Securities	1.3%
U.S. Government Agency Securities	1.2%
Temporary Cash Investments	4.3%
Other Assets and Liabilities	(12.9)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,024.80	$2.02	0.40%
R6 Class	$1,000	$1,024.10	$1.77	0.35%
Hypothetical
Institutional Class	$1,000	$1,023.00	$2.02	0.40%
R6 Class	$1,000	$1,023.25	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. TREASURY SECURITIES — 33.8%
U.S. Treasury Bills, 0.25%, 6/23/16(1)	$36,000,000	$35,983,115
U.S. Treasury Bonds, 3.50%, 2/15/39	58,620,000	69,818,472
U.S. Treasury Bonds, 2.875%, 5/15/43	28,100,000	29,629,595
U.S. Treasury Bonds, 3.125%, 8/15/44(2)	24,410,000	27,018,819
U.S. Treasury Bonds, 3.00%, 11/15/44	13,200,000	14,250,839
U.S. Treasury Bonds, 2.50%, 2/15/45	15,570,000	15,188,659
U.S. Treasury Bonds, 3.00%, 5/15/45	500,000	539,492
U.S. Treasury Notes, 0.50%, 4/30/17	10,000,000	9,986,130
U.S. Treasury Notes, 4.75%, 8/15/17	1,092,000	1,152,337
U.S. Treasury Notes, 0.75%, 10/31/17	50,000,000	50,028,300
U.S. Treasury Notes, 1.00%, 2/15/18	98,400,000	98,884,325
U.S. Treasury Notes, 1.00%, 3/15/18	19,500,000	19,602,063
U.S. Treasury Notes, 0.75%, 4/15/18	20,000,000	19,998,440
U.S. Treasury Notes, 2.625%, 4/30/18	8,355,000	8,682,023
U.S. Treasury Notes, 1.00%, 5/31/18	12,280,000	12,341,646
U.S. Treasury Notes, 1.375%, 6/30/18	13,210,000	13,390,092
U.S. Treasury Notes, 1.375%, 7/31/18	12,050,000	12,214,037
U.S. Treasury Notes, 1.375%, 9/30/18	12,200,000	12,376,571
U.S. Treasury Notes, 1.25%, 10/31/18	39,300,000	39,740,592
U.S. Treasury Notes, 1.25%, 11/15/18	50,750,000	51,316,979
U.S. Treasury Notes, 1.375%, 11/30/18	28,700,000	29,127,142
U.S. Treasury Notes, 1.625%, 8/31/19	5,000,000	5,110,840
U.S. Treasury Notes, 1.50%, 11/30/19	41,600,000	42,315,021
U.S. Treasury Notes, 1.625%, 12/31/19	20,400,000	20,840,681
U.S. Treasury Notes, 1.375%, 3/31/20	23,900,000	24,170,285
U.S. Treasury Notes, 1.625%, 6/30/20	13,150,000	13,417,629
U.S. Treasury Notes, 1.375%, 9/30/20	66,850,000	67,441,489
U.S. Treasury Notes, 1.375%, 10/31/20	3,200,000	3,227,251
U.S. Treasury Notes, 2.00%, 11/30/20	50,000,000	51,823,250
U.S. Treasury Notes, 2.125%, 1/31/21	8,000,000	8,346,408
U.S. Treasury Notes, 1.50%, 2/28/23	59,470,000	59,325,964
U.S. Treasury Notes, 2.25%, 11/15/25	4,250,000	4,424,981
TOTAL U.S. TREASURY SECURITIES (Cost $853,789,100)		871,713,467
CORPORATE BONDS — 31.2%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 10/30/22	1,380,000	1,373,504
Harris Corp., 2.70%, 4/27/20	590,000	592,446
Lockheed Martin Corp., 3.55%, 1/15/26	860,000	912,180
Lockheed Martin Corp., 3.80%, 3/1/45	500,000	487,261
United Technologies Corp., 6.05%, 6/1/36	730,000	915,175
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,776,522
		6,057,088
Auto Components — 0.2%
Schaeffler Finance BV, 4.25%, 5/15/21(3)	1,620,000	1,656,450
Tenneco, Inc., 6.875%, 12/15/20	1,299,000	1,346,089

7

		Principal Amount	Value
ZF North America Capital, Inc., 4.00%, 4/29/20(3)		$1,850,000	$1,880,062
			4,882,601
Automobiles — 0.8%
Ford Motor Co., 4.75%, 1/15/43		960,000	961,672
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		1,800,000	1,798,832
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		5,750,000	6,075,375
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		1,150,000	1,367,260
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		980,000	1,125,036
General Motors Co., 5.00%, 4/1/35		1,490,000	1,410,796
General Motors Co., 6.60%, 4/1/36		810,000	894,025
General Motors Financial Co., Inc., 3.25%, 5/15/18		2,280,000	2,319,417
General Motors Financial Co., Inc., 3.10%, 1/15/19		2,610,000	2,656,523
General Motors Financial Co., Inc., 5.25%, 3/1/26		1,350,000	1,419,406
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(3)		1,260,000	1,297,107
			21,325,449
Banks — 5.4%
Bank of America Corp., 6.50%, 8/1/16		1,050,000	1,068,157
Bank of America Corp., 5.75%, 12/1/17		6,665,000	7,085,881
Bank of America Corp., 5.625%, 7/1/20		2,320,000	2,609,499
Bank of America Corp., 4.10%, 7/24/23		4,160,000	4,396,255
Bank of America Corp., MTN, 4.00%, 4/1/24		1,170,000	1,229,858
Bank of America Corp., MTN, 4.20%, 8/26/24		1,770,000	1,805,182
Bank of America Corp., MTN, 4.00%, 1/22/25		2,440,000	2,449,223
Bank of America Corp., MTN, 5.00%, 1/21/44		830,000	916,802
Bank of America N.A., 5.30%, 3/15/17		1,500,000	1,552,752
Bank of America N.A., 6.00%, 10/15/36		650,000	791,754
Barclays Bank plc, 5.14%, 10/14/20		1,500,000	1,603,344
Barclays Bank plc, 4.375%, 1/12/26		800,000	786,576
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	1,300,000	1,678,099
Barclays Bank plc, MTN, VRN, 6.75%, 1/16/18	GBP	2,500,000	3,778,830
BB&T Corp., MTN, 2.05%, 6/19/18		$570,000	576,957
BPCE SA, 5.15%, 7/21/24(3)		1,670,000	1,709,298
Branch Banking & Trust Co., 3.625%, 9/16/25		813,000	852,978
Branch Banking & Trust Co., 3.80%, 10/30/26		1,300,000	1,383,013
Capital One Financial Corp., 4.20%, 10/29/25		3,115,000	3,161,491
Capital One N.A., 2.35%, 8/17/18		1,600,000	1,609,347
Citigroup, Inc., 1.75%, 5/1/18		1,980,000	1,975,826
Citigroup, Inc., 2.55%, 4/8/19		1,250,000	1,269,841
Citigroup, Inc., 4.50%, 1/14/22		1,970,000	2,160,533
Citigroup, Inc., 4.05%, 7/30/22		1,400,000	1,459,401
Citigroup, Inc., 4.40%, 6/10/25		6,840,000	6,990,931
Citigroup, Inc., 4.45%, 9/29/27		2,050,000	2,068,458
Commerzbank AG, 8.125%, 9/19/23(3)		1,050,000	1,189,335
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	3,000,000	3,843,993
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$2,270,000	2,424,401
Cooperatieve Rabobank UA, MTN, 3.75%, 11/9/20	EUR	1,100,000	1,401,069
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$480,000	492,997
8

		Principal Amount	Value
Cooperatieve Rabobank UA, MTN, 4.125%, 9/14/22	EUR	2,500,000	$3,241,610
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	3,200,000	3,775,961
Fifth Third Bancorp, 4.30%, 1/16/24		$750,000	792,207
Fifth Third Bank, 2.875%, 10/1/21		1,830,000	1,866,304
HBOS plc, MTN, 6.75%, 5/21/18(3)		2,280,000	2,471,465
HSBC Bank plc, MTN, 6.50%, 7/7/23	GBP	1,200,000	2,069,624
HSBC Bank USA N.A., 5.875%, 11/1/34		$420,000	481,976
ING Bank NV, MTN, VRN, 3.625%, 2/25/21	EUR	4,700,000	5,695,869
Intesa Sanpaolo SpA, 5.02%, 6/26/24(3)		$1,070,000	1,004,022
JPMorgan Chase & Co., 2.55%, 3/1/21		650,000	656,430
JPMorgan Chase & Co., 4.625%, 5/10/21		6,860,000	7,614,422
JPMorgan Chase & Co., 3.25%, 9/23/22		3,880,000	4,051,248
JPMorgan Chase & Co., 3.875%, 9/10/24		1,700,000	1,744,613
JPMorgan Chase & Co., 3.125%, 1/23/25		2,750,000	2,763,877
JPMorgan Chase & Co., 4.95%, 6/1/45		1,000,000	1,059,932
KFW, 2.00%, 6/1/16		2,920,000	2,926,885
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	2,300,000	4,179,667
PNC Funding Corp., 4.375%, 8/11/20		$230,000	252,190
Regions Bank, 6.45%, 6/26/37		1,240,000	1,489,761
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		1,580,000	1,681,063
Royal Bank of Scotland plc (The), MTN, 6.93%, 4/9/18	EUR	1,200,000	1,502,520
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	1,200,000	1,316,818
Standard Chartered plc, MTN, VRN, 4.00%, 10/21/20	EUR	1,300,000	1,443,206
U.S. Bancorp, MTN, 3.00%, 3/15/22		$2,150,000	2,245,638
U.S. Bancorp, MTN, 3.60%, 9/11/24		1,910,000	2,015,761
U.S. Bank N.A., 2.80%, 1/27/25		1,270,000	1,297,837
Wells Fargo & Co., 4.125%, 8/15/23		760,000	811,817
Wells Fargo & Co., 5.61%, 1/15/44		366,000	420,434
Wells Fargo & Co., MTN, 2.10%, 5/8/17		1,020,000	1,031,855
Wells Fargo & Co., MTN, 2.60%, 7/22/20		3,900,000	3,994,825
Wells Fargo & Co., MTN, 4.60%, 4/1/21		1,605,000	1,782,775
Wells Fargo & Co., MTN, 3.55%, 9/29/25		1,900,000	1,995,220
Wells Fargo & Co., MTN, 4.10%, 6/3/26		2,700,000	2,830,189
Wells Fargo & Co., MTN, 4.65%, 11/4/44		580,000	596,734
Wells Fargo & Co., MTN, 4.90%, 11/17/45		975,000	1,048,291
			140,475,127
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		3,190,000	3,320,315
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		3,940,000	4,148,525
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		2,600,000	2,912,153
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		190,000	221,570
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		2,300,000	2,322,540
			12,925,103
Biotechnology — 1.0%
AbbVie, Inc., 1.75%, 11/6/17		1,670,000	1,678,514
AbbVie, Inc., 2.90%, 11/6/22		1,740,000	1,773,895
AbbVie, Inc., 3.60%, 5/14/25		1,610,000	1,693,982
AbbVie, Inc., 4.40%, 11/6/42		1,790,000	1,816,048

9

		Principal Amount	Value
Amgen, Inc., 2.125%, 5/15/17		$880,000	$889,592
Amgen, Inc., 5.85%, 6/1/17		400,000	421,214
Amgen, Inc., 4.10%, 6/15/21		2,160,000	2,359,729
Amgen, Inc., 5.375%, 5/15/43		1,800,000	2,058,061
Biogen, Inc., 3.625%, 9/15/22		2,660,000	2,818,297
Celgene Corp., 3.25%, 8/15/22		1,490,000	1,541,052
Celgene Corp., 3.625%, 5/15/24		850,000	880,404
Celgene Corp., 3.875%, 8/15/25		2,000,000	2,106,832
Gilead Sciences, Inc., 4.40%, 12/1/21		1,970,000	2,203,370
Gilead Sciences, Inc., 3.65%, 3/1/26		2,430,000	2,589,352
			24,830,342
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		1,860,000	1,938,678
Masco Corp., 4.375%, 4/1/26		600,000	613,866
			2,552,544
Capital Markets — 0.3%
ABN AMRO Bank NV, MTN, 7.125%, 7/6/22	EUR	2,500,000	3,588,981
Ameriprise Financial, Inc., 4.00%, 10/15/23		$1,040,000	1,100,924
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		2,030,000	2,172,378
			6,862,283
Chemicals — 0.4%
Ashland, Inc., 4.75%, 8/15/22		950,000	969,000
Dow Chemical Co. (The), 4.25%, 11/15/20		787,000	858,303
Eastman Chemical Co., 2.70%, 1/15/20		1,550,000	1,583,638
Eastman Chemical Co., 3.60%, 8/15/22		1,020,000	1,063,724
Ecolab, Inc., 4.35%, 12/8/21		2,090,000	2,311,461
LYB International Finance BV, 4.875%, 3/15/44		500,000	500,556
LyondellBasell Industries NV, 5.00%, 4/15/19		1,830,000	1,956,696
LyondellBasell Industries NV, 4.625%, 2/26/55		380,000	341,015
Mosaic Co. (The), 5.625%, 11/15/43		500,000	521,523
			10,105,916
Commercial Services and Supplies — 0.3%
Covanta Holding Corp., 5.875%, 3/1/24		1,070,000	1,043,250
Pitney Bowes, Inc., 4.625%, 3/15/24		880,000	899,239
Republic Services, Inc., 3.55%, 6/1/22		1,910,000	2,019,508
Waste Management, Inc., 2.60%, 9/1/16		860,000	865,636
Waste Management, Inc., 4.75%, 6/30/20		830,000	924,192
Waste Management, Inc., 4.10%, 3/1/45		1,140,000	1,149,523
			6,901,348
Communications Equipment — 0.2%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17		830,000	837,491
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		1,490,000	1,539,012
Cisco Systems, Inc., 3.00%, 6/15/22		1,520,000	1,616,623
			3,993,126
Construction Materials†
Owens Corning, 4.20%, 12/15/22		1,060,000	1,076,029

10

		Principal Amount	Value
Consumer Finance — 1.0%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		$1,450,000	$1,540,081
American Express Co., 1.55%, 5/22/18		1,530,000	1,525,629
American Express Co., 3.625%, 12/5/24		1,500,000	1,514,024
American Express Credit Corp., 1.30%, 7/29/16		520,000	520,885
American Express Credit Corp., 2.60%, 9/14/20		810,000	830,502
Capital One Bank USA N.A., 2.30%, 6/5/19		2,390,000	2,384,099
Capital One Bank USA N.A., 3.375%, 2/15/23		1,580,000	1,595,092
CIT Group, Inc., 4.25%, 8/15/17		2,450,000	2,499,269
CIT Group, Inc., 5.00%, 8/15/22		630,000	639,450
Discover Bank, 2.00%, 2/21/18		2,000,000	1,990,750
Equifax, Inc., 3.30%, 12/15/22		800,000	818,118
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		2,550,000	2,664,750
John Deere Capital Corp., MTN, 3.15%, 10/15/21		570,000	600,653
PNC Bank N.A., 6.00%, 12/7/17		2,860,000	3,038,075
PNC Bank N.A., 3.80%, 7/25/23		1,150,000	1,213,544
Synchrony Financial, 2.60%, 1/15/19		1,180,000	1,183,492
Synchrony Financial, 3.00%, 8/15/19		500,000	508,428
			25,066,841
Containers and Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23		1,170,000	1,156,837
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,970,000	2,019,250
WestRock RKT Co., 3.50%, 3/1/20		1,000,000	1,015,202
WestRock RKT Co., 4.00%, 3/1/23		1,670,000	1,713,761
			5,905,050
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		670,000	675,541
Catholic Health Initiatives, 2.95%, 11/1/22		860,000	863,006
			1,538,547
Diversified Financial Services — 3.2%
Ally Financial, Inc., 2.75%, 1/30/17		1,790,000	1,785,525
Ally Financial, Inc., 3.60%, 5/21/18		1,630,000	1,625,925
BNP Paribas SA, 4.375%, 9/28/25(3)		800,000	798,595
BNP Paribas SA, MTN, VRN, 2.625%, 10/14/22	EUR	1,200,000	1,366,666
BNP Paribas SA, VRN, 5.95%, 4/19/16	GBP	1,700,000	2,445,563
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	2,200,000	3,942,695
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20(3)		$1,800,000	1,792,769
Credit Suisse Group Funding Guernsey Ltd., 4.875%, 5/15/45		500,000	478,280
Deutsche Bank AG, MTN, 2.75%, 2/17/25	EUR	4,100,000	4,262,999
GE Capital International Funding Co., 2.34%, 11/15/20(3)		$7,800,000	8,002,948
General Electric Co., MTN, 4.375%, 9/16/20		1,547,000	1,727,201
General Electric Co., MTN, 4.65%, 10/17/21		968,000	1,105,687
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		1,250,000	1,266,773
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		4,230,000	4,331,761
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20		3,440,000	3,821,912

11

		Principal Amount	Value
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		$3,790,000	$4,380,247
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		540,000	567,379
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		1,180,000	1,193,696
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		1,000,000	1,018,465
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		1,870,000	2,232,159
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		1,080,000	1,101,613
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		410,000	430,486
HSBC Holdings plc, 5.10%, 4/5/21		1,530,000	1,684,845
HSBC Holdings plc, 4.30%, 3/8/26		2,420,000	2,498,667
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	2,200,000	2,856,007
McGraw Hill Financial, Inc., 3.30%, 8/14/20		$870,000	904,558
Morgan Stanley, 2.65%, 1/27/20		700,000	711,245
Morgan Stanley, 5.00%, 11/24/25		7,080,000	7,680,221
Morgan Stanley, MTN, 6.625%, 4/1/18		5,170,000	5,651,725
Morgan Stanley, MTN, 5.625%, 9/23/19		6,510,000	7,251,424
Morgan Stanley, MTN, 3.70%, 10/23/24		300,000	310,797
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	2,300,000	3,109,354
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(3)		$950,000	953,628
			83,291,815
Diversified Telecommunication Services — 1.7%
AT&T, Inc., 5.00%, 3/1/21		2,000,000	2,233,928
AT&T, Inc., 3.875%, 8/15/21		1,780,000	1,897,336
AT&T, Inc., 4.45%, 4/1/24		800,000	865,680
AT&T, Inc., 3.40%, 5/15/25		8,360,000	8,396,759
AT&T, Inc., 4.30%, 12/15/42		950,000	873,110
British Telecommunications plc, 5.95%, 1/15/18		3,260,000	3,517,276
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		620,000	646,350
Frontier Communications Corp., 8.25%, 4/15/17		720,000	765,612
Frontier Communications Corp., 8.50%, 4/15/20		1,500,000	1,545,000
Frontier Communications Corp., 11.00%, 9/15/25(3)		600,000	605,250
Orange SA, 4.125%, 9/14/21		1,470,000	1,609,290
Orange SA, 5.50%, 2/6/44		630,000	753,614
Telecom Italia Capital SA, 6.00%, 9/30/34		870,000	831,311
Telecom Italia SpA, 5.30%, 5/30/24(3)		1,300,000	1,337,375
Telefonica Emisiones SAU, 5.46%, 2/16/21		2,180,000	2,480,336
Verizon Communications, Inc., 3.65%, 9/14/18		2,000,000	2,106,944
Verizon Communications, Inc., 3.50%, 11/1/21		820,000	872,638
Verizon Communications, Inc., 5.15%, 9/15/23		2,970,000	3,434,627
Verizon Communications, Inc., 5.05%, 3/15/34		4,760,000	5,175,676
Verizon Communications, Inc., 4.75%, 11/1/41		1,870,000	1,929,859
Verizon Communications, Inc., 6.55%, 9/15/43		512,000	675,912
Verizon Communications, Inc., 4.86%, 8/21/46		881,000	933,075
Verizon Communications, Inc., 5.01%, 8/21/54		1,313,000	1,323,265
			44,810,223
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(3)		780,000	748,800
Electronic Equipment, Instruments and Components†
Avnet, Inc., 4.625%, 4/15/26		510,000	516,765

12

	Principal Amount	Value
Energy Equipment and Services — 0.2%
Ensco plc, 4.70%, 3/15/21	$1,980,000	$1,380,357
Ensco plc, 5.20%, 3/15/25	500,000	281,250
Halliburton Co., 3.80%, 11/15/25	2,000,000	2,003,606
Noble Holding International Ltd., 6.95%, 4/1/25	320,000	208,321
Schlumberger Investment SA, 3.65%, 12/1/23	1,250,000	1,299,801
		5,173,335
Food and Staples Retailing — 0.6%
CVS Health Corp., 3.50%, 7/20/22	1,520,000	1,632,447
CVS Health Corp., 2.75%, 12/1/22	1,345,000	1,383,864
CVS Health Corp., 5.125%, 7/20/45	750,000	872,568
Delhaize Group, 5.70%, 10/1/40	650,000	703,340
Dollar General Corp., 3.25%, 4/15/23	1,410,000	1,425,706
Dollar General Corp., 4.15%, 11/1/25	550,000	579,203
Kroger Co. (The), 6.40%, 8/15/17	530,000	566,660
Kroger Co. (The), 3.30%, 1/15/21	2,610,000	2,761,189
Sysco Corp., 3.30%, 7/15/26(4)	900,000	912,497
Wal-Mart Stores, Inc., 5.625%, 4/1/40	410,000	527,843
Wal-Mart Stores, Inc., 4.30%, 4/22/44	2,900,000	3,251,985
		14,617,302
Food Products — 0.2%
Kraft Heinz Foods Co., 3.95%, 7/15/25(3)	680,000	725,731
Kraft Heinz Foods Co., 5.00%, 6/4/42	1,330,000	1,453,611
Kraft Heinz Foods Co., 5.20%, 7/15/45(3)	980,000	1,101,117
Tyson Foods, Inc., 6.60%, 4/1/16	300,000	300,000
Tyson Foods, Inc., 4.50%, 6/15/22	1,290,000	1,415,583
		4,996,042
Gas Utilities — 1.2%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(3)	1,430,000	1,422,849
Enbridge Energy Partners LP, 6.50%, 4/15/18	540,000	555,838
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,220,000	1,223,196
Enbridge, Inc., 4.50%, 6/10/44	860,000	686,989
Energy Transfer Equity LP, 7.50%, 10/15/20	1,090,000	1,054,575
Energy Transfer Partners LP, 4.15%, 10/1/20	1,220,000	1,184,304
Energy Transfer Partners LP, 5.20%, 2/1/22	340,000	323,188
Energy Transfer Partners LP, 3.60%, 2/1/23	2,370,000	2,059,601
Energy Transfer Partners LP, 4.90%, 3/15/35	300,000	238,245
Energy Transfer Partners LP, 6.50%, 2/1/42	420,000	387,672
Enterprise Products Operating LLC, 6.30%, 9/15/17	520,000	550,577
Enterprise Products Operating LLC, 5.20%, 9/1/20	780,000	852,784
Enterprise Products Operating LLC, 3.70%, 2/15/26	520,000	517,338
Enterprise Products Operating LLC, 4.85%, 3/15/44	2,950,000	2,778,390
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	1,220,000	1,240,130
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	950,000	991,028
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	1,769,000	1,679,851
Kinder Morgan, Inc., 4.30%, 6/1/25	830,000	791,287
Kinder Morgan, Inc., 5.55%, 6/1/45	600,000	535,173

13

	Principal Amount	Value
Magellan Midstream Partners LP, 6.55%, 7/15/19	$1,140,000	$1,273,764
MPLX LP, 4.875%, 12/1/24(3)	970,000	896,241
MPLX LP, 4.875%, 6/1/25(3)	1,150,000	1,050,918
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	1,740,000	1,595,684
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	2,670,000	2,388,294
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,450,000	1,283,250
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(3)	770,000	768,075
Williams Cos., Inc. (The), 3.70%, 1/15/23	630,000	474,075
Williams Cos., Inc. (The), 5.75%, 6/24/44	700,000	469,000
Williams Partners LP, 4.125%, 11/15/20	1,050,000	955,025
Williams Partners LP, 5.40%, 3/4/44	1,700,000	1,277,858
		31,505,199
Health Care Equipment and Supplies — 0.6%
Becton Dickinson and Co., 3.73%, 12/15/24	3,770,000	4,022,511
Medtronic, Inc., 2.50%, 3/15/20	1,010,000	1,046,137
Medtronic, Inc., 2.75%, 4/1/23	900,000	924,865
Medtronic, Inc., 3.50%, 3/15/25	3,975,000	4,247,943
Medtronic, Inc., 4.375%, 3/15/35	1,530,000	1,660,067
St. Jude Medical, Inc., 2.00%, 9/15/18	770,000	779,007
Stryker Corp., 3.50%, 3/15/26	1,140,000	1,184,620
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	1,000,000	1,015,328
		14,880,478
Health Care Providers and Services — 0.6%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,630,000	1,650,375
Express Scripts Holding Co., 4.50%, 2/25/26	1,750,000	1,820,966
Express Scripts, Inc., 7.25%, 6/15/19	980,000	1,136,543
HCA, Inc., 3.75%, 3/15/19	3,640,000	3,737,916
HCA, Inc., 4.25%, 10/15/19	1,000,000	1,031,875
NYU Hospitals Center, 4.43%, 7/1/42	400,000	406,358
UnitedHealth Group, Inc., 2.875%, 12/15/21	1,480,000	1,538,950
UnitedHealth Group, Inc., 2.875%, 3/15/22	1,450,000	1,504,311
UnitedHealth Group, Inc., 3.75%, 7/15/25	1,190,000	1,284,295
Universal Health Services, Inc., 7.125%, 6/30/16	630,000	639,897
Universal Health Services, Inc., 4.75%, 8/1/22(3)	1,450,000	1,479,000
		16,230,486
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.375%, 5/26/25	970,000	1,013,065
McDonald's Corp., MTN, 4.60%, 5/26/45	450,000	472,836
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,270,000	1,346,200
		2,832,101
Household Durables — 0.3%
D.R. Horton, Inc., 3.625%, 2/15/18	1,450,000	1,491,687
D.R. Horton, Inc., 5.75%, 8/15/23	650,000	705,250
Lennar Corp., 4.75%, 12/15/17	1,470,000	1,510,425
Lennar Corp., 4.75%, 4/1/21	1,530,000	1,556,775
M.D.C. Holdings, Inc., 5.50%, 1/15/24	850,000	818,125

14

		Principal Amount	Value
Toll Brothers Finance Corp., 6.75%, 11/1/19		$720,000	$806,400
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		855,000	852,862
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24		250,000	249,688
			7,991,212
Industrial Conglomerates — 0.2%
General Electric Co., 5.25%, 12/6/17		1,700,000	1,823,276
General Electric Co., 2.70%, 10/9/22		1,090,000	1,134,486
General Electric Co., 4.125%, 10/9/42		1,320,000	1,389,012
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		1,240,000	1,272,833
			5,619,607
Insurance — 1.7%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19		1,590,000	1,586,025
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	2,300,000	3,028,748
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$630,000	641,419
American International Group, Inc., 4.125%, 2/15/24		4,170,000	4,354,118
American International Group, Inc., 4.50%, 7/16/44		800,000	757,652
American International Group, Inc., MTN, 5.85%, 1/16/18		1,410,000	1,512,372
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		2,155,000	2,400,041
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		430,000	448,615
Berkshire Hathaway, Inc., 2.75%, 3/15/23		1,210,000	1,235,519
Berkshire Hathaway, Inc., 4.50%, 2/11/43		1,190,000	1,303,825
Chubb INA Holdings, Inc., 3.35%, 5/3/26		820,000	856,994
Chubb INA Holdings, Inc., 3.15%, 3/15/25		2,020,000	2,081,103
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16		430,000	439,550
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		280,000	330,458
International Lease Finance Corp., 6.25%, 5/15/19		860,000	919,125
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)		820,000	894,203
Liberty Mutual Group, Inc., 4.85%, 8/1/44(3)		1,540,000	1,479,022
Markel Corp., 4.90%, 7/1/22		1,400,000	1,539,322
Markel Corp., 3.625%, 3/30/23		1,650,000	1,666,703
MetLife, Inc., 3.60%, 11/13/25		2,000,000	2,052,656
MetLife, Inc., 4.125%, 8/13/42		450,000	430,836
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)		1,790,000	1,810,843
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,730,000	1,938,835
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		170,000	192,866
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		2,140,000	2,373,196
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(3)		880,000	911,448
Travelers Cos., Inc. (The), 4.60%, 8/1/43		620,000	700,746
Travelers Cos., Inc. (The), 4.30%, 8/25/45		500,000	543,082
Voya Financial, Inc., 5.50%, 7/15/22		1,060,000	1,187,900
Voya Financial, Inc., 5.70%, 7/15/43		900,000	1,024,208
Voya Financial, Inc., VRN, 5.65%, 5/15/23		200,000	187,000
WR Berkley Corp., 4.625%, 3/15/22		750,000	810,532
WR Berkley Corp., 4.75%, 8/1/44		720,000	720,978

15

	Principal Amount	Value
XLIT Ltd., 4.45%, 3/31/25	$270,000	$267,957
		42,627,897
Internet and Catalog Retail†
Amazon.com, Inc., 3.80%, 12/5/24	1,000,000	1,095,135
Internet Software and Services — 0.1%
Google, Inc., 3.375%, 2/25/24	1,000,000	1,095,766
Netflix, Inc., 5.375%, 2/1/21	1,440,000	1,510,200
		2,605,966
IT Services — 0.2%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	850,000	843,814
Fidelity National Information Services, Inc., 5.00%, 3/15/22	550,000	572,299
Fidelity National Information Services, Inc., 4.50%, 10/15/22	2,060,000	2,200,424
Fidelity National Information Services, Inc., 3.50%, 4/15/23	900,000	899,844
		4,516,381
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	660,000	684,027
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	988,000	1,009,363
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	1,610,000	1,798,243
		3,491,633
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,090,000	1,128,179
Oshkosh Corp., 5.375%, 3/1/22	1,610,000	1,646,225
Terex Corp., 6.50%, 4/1/20	980,000	950,600
		3,725,004
Media — 2.1%
21st Century Fox America, Inc., 3.70%, 10/15/25	2,700,000	2,833,898
21st Century Fox America, Inc., 6.90%, 8/15/39	710,000	886,975
21st Century Fox America, Inc., 4.75%, 9/15/44	1,650,000	1,715,165
CBS Corp., 3.50%, 1/15/25	1,340,000	1,361,017
CBS Corp., 4.85%, 7/1/42	360,000	350,303
CCO Safari II LLC, 4.91%, 7/23/25(3)	5,600,000	5,917,811
Comcast Corp., 3.15%, 3/1/26	880,000	917,268
Comcast Corp., 4.40%, 8/15/35	960,000	1,042,354
Comcast Corp., 6.40%, 5/15/38	790,000	1,054,543
Comcast Corp., 4.75%, 3/1/44	1,570,000	1,775,731
Discovery Communications LLC, 5.625%, 8/15/19	640,000	703,764
Discovery Communications LLC, 3.25%, 4/1/23	1,270,000	1,212,759
Embarq Corp., 8.00%, 6/1/36	870,000	841,725
Grupo Televisa SAB, 5.00%, 5/13/45	500,000	458,744
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	1,410,000	1,453,672
Lamar Media Corp., 5.375%, 1/15/24	1,180,000	1,236,404
NBCUniversal Media LLC, 5.15%, 4/30/20	2,670,000	3,038,051
NBCUniversal Media LLC, 4.375%, 4/1/21	4,673,000	5,231,246
NBCUniversal Media LLC, 2.875%, 1/15/23	1,490,000	1,547,192
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)	1,410,000	1,452,300
Omnicom Group, Inc., 3.60%, 4/15/26(4)	1,800,000	1,848,424
Sirius XM Radio, Inc., 5.375%, 4/15/25(3)	850,000	867,000

16

	Principal Amount	Value
TEGNA, Inc., 5.125%, 7/15/20	$1,920,000	$2,006,400
Time Warner Cable, Inc., 6.75%, 7/1/18	1,150,000	1,266,086
Time Warner Cable, Inc., 5.50%, 9/1/41	520,000	517,568
Time Warner Cable, Inc., 4.50%, 9/15/42	840,000	748,609
Time Warner, Inc., 4.70%, 1/15/21	1,600,000	1,763,886
Time Warner, Inc., 3.60%, 7/15/25	3,110,000	3,199,789
Time Warner, Inc., 7.70%, 5/1/32	440,000	566,417
Time Warner, Inc., 5.35%, 12/15/43	1,070,000	1,143,215
Viacom, Inc., 4.50%, 3/1/21	1,140,000	1,230,664
Viacom, Inc., 3.125%, 6/15/22	1,260,000	1,240,354
Virgin Media Secured Finance plc, 5.25%, 1/15/26(3)	900,000	904,500
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	710,000	728,542
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	1,820,000	1,957,546
		55,019,922
Metals and Mining — 0.2%
Barrick North America Finance LLC, 4.40%, 5/30/21	618,000	632,684
Barrick North America Finance LLC, 5.75%, 5/1/43	550,000	498,930
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	500,000	514,931
Newmont Mining Corp., 6.25%, 10/1/39	37,000	37,097
Southern Copper Corp., 5.25%, 11/8/42	750,000	618,738
Steel Dynamics, Inc., 6.125%, 8/15/19	1,140,000	1,182,750
Vale Overseas Ltd., 5.625%, 9/15/19	525,000	511,875
		3,997,005
Multi-Utilities — 1.3%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,400,000	1,481,203
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	300,000	282,541
CMS Energy Corp., 8.75%, 6/15/19	890,000	1,076,692
CMS Energy Corp., 3.875%, 3/1/24	1,440,000	1,526,100
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	881,021
Constellation Energy Group, Inc., 5.15%, 12/1/20	1,276,000	1,416,402
Consumers Energy Co., 2.85%, 5/15/22	230,000	235,548
Consumers Energy Co., 3.375%, 8/15/23	700,000	731,982
Dominion Resources, Inc., 6.40%, 6/15/18	810,000	881,593
Dominion Resources, Inc., 2.75%, 9/15/22	540,000	534,561
Dominion Resources, Inc., 3.625%, 12/1/24	1,220,000	1,240,573
Dominion Resources, Inc., 4.90%, 8/1/41	1,320,000	1,352,398
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	990,000	839,025
DPL, Inc., 6.50%, 10/15/16	140,000	143,325
Duke Energy Corp., 1.625%, 8/15/17	500,000	501,012
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,312,070
Duke Energy Florida LLC, 6.35%, 9/15/37	463,000	625,861
Duke Energy Florida LLC, 3.85%, 11/15/42	1,410,000	1,372,693
Duke Energy Progress, LLC, 3.25%, 8/15/25	1,000,000	1,050,796
Duke Energy Progress, LLC, 4.15%, 12/1/44	500,000	526,570
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,312,710
Exelon Generation Co. LLC, 5.60%, 6/15/42	410,000	397,894
FirstEnergy Corp., 2.75%, 3/15/18	900,000	909,085
FirstEnergy Corp., 4.25%, 3/15/23	1,860,000	1,939,664

17

	Principal Amount	Value
Florida Power & Light Co., 4.125%, 2/1/42	$930,000	$993,039
Georgia Power Co., 4.30%, 3/15/42	410,000	418,685
IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,700,000	1,793,500
MidAmerican Energy Co., 4.40%, 10/15/44	1,100,000	1,204,168
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	1,530,000	1,430,244
Nisource Finance Corp., 5.65%, 2/1/45	660,000	788,439
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,076,736
Progress Energy, Inc., 3.15%, 4/1/22	1,320,000	1,340,184
Sempra Energy, 6.50%, 6/1/16	840,000	846,602
Southern Power Co., 5.15%, 9/15/41	190,000	189,651
Virginia Electric and Power Co., 3.45%, 2/15/24	1,110,000	1,165,706
		33,818,273
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	940,000	894,516
Target Corp., 4.00%, 7/1/42	1,430,000	1,535,253
		2,429,769
Oil, Gas and Consumable Fuels — 1.7%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	400,000	412,000
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	650,000	666,250
Anadarko Petroleum Corp., 5.95%, 9/15/16	260,000	264,284
Anadarko Petroleum Corp., 3.45%, 7/15/24	640,000	571,164
Anadarko Petroleum Corp., 5.55%, 3/15/26	650,000	658,416
Anadarko Petroleum Corp., 6.45%, 9/15/36	830,000	831,741
Apache Corp., 4.75%, 4/15/43	620,000	558,688
BP Capital Markets plc, 4.50%, 10/1/20	360,000	394,058
BP Capital Markets plc, 2.75%, 5/10/23	1,500,000	1,473,173
Cimarex Energy Co., 4.375%, 6/1/24	1,790,000	1,766,166
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,030,000	1,067,567
Concho Resources, Inc., 7.00%, 1/15/21	2,070,000	2,101,050
Concho Resources, Inc., 6.50%, 1/15/22	680,000	681,700
Continental Resources, Inc., 5.00%, 9/15/22	1,000,000	866,875
Ecopetrol SA, 4.125%, 1/16/25	690,000	586,500
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,524,738
Exxon Mobil Corp., 2.71%, 3/6/25	1,450,000	1,460,440
Exxon Mobil Corp., 3.04%, 3/1/26	2,500,000	2,563,068
Hess Corp., 6.00%, 1/15/40	1,000,000	932,375
Newfield Exploration Co., 5.75%, 1/30/22	2,180,000	2,139,125
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,080,555
Noble Energy, Inc., 3.90%, 11/15/24	360,000	339,898
Petroleos Mexicanos, 6.00%, 3/5/20	480,000	508,800
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	865,650
Petroleos Mexicanos, 3.50%, 1/30/23	130,000	118,138
Petroleos Mexicanos, 6.625%, 6/15/35	850,000	820,250
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	302,880
Petroleos Mexicanos, 5.50%, 6/27/44	1,790,000	1,499,125
Phillips 66, 4.30%, 4/1/22	1,781,000	1,899,673

18

	Principal Amount	Value
Phillips 66, 4.65%, 11/15/34	$1,360,000	$1,353,536
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,786,136
Shell International Finance BV, 3.25%, 5/11/25	1,890,000	1,907,745
Shell International Finance BV, 3.625%, 8/21/42	730,000	655,134
Shell International Finance BV, 4.55%, 8/12/43	830,000	863,974
Statoil ASA, 2.45%, 1/17/23	1,550,000	1,504,608
Statoil ASA, 3.95%, 5/15/43	1,048,000	1,001,556
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	1,091,000	1,115,548
Tesoro Corp., 5.375%, 10/1/22	530,000	524,038
Total Capital Canada Ltd., 2.75%, 7/15/23	870,000	869,690
Total Capital SA, 2.125%, 8/10/18	1,000,000	1,016,814
		42,553,126
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 2.54%, 11/15/19(3)	1,820,000	1,829,620
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	2,510,000	2,807,960
International Paper Co., 6.00%, 11/15/41	410,000	446,902
		5,084,482
Pharmaceuticals — 0.7%
Actavis Funding SCS, 3.85%, 6/15/24	2,590,000	2,720,362
Actavis Funding SCS, 4.55%, 3/15/35	750,000	778,030
Actavis, Inc., 1.875%, 10/1/17	1,290,000	1,296,069
Actavis, Inc., 3.25%, 10/1/22	1,110,000	1,138,757
Actavis, Inc., 4.625%, 10/1/42	450,000	465,517
Baxalta, Inc., 4.00%, 6/23/25(3)	1,600,000	1,629,691
Forest Laboratories LLC, 4.875%, 2/15/21(3)	1,930,000	2,131,214
Merck & Co., Inc., 3.70%, 2/10/45	650,000	663,419
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	1,800,000	1,846,346
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	1,800,000	1,794,685
Roche Holdings, Inc., 3.35%, 9/30/24(3)	830,000	882,120
Roche Holdings, Inc., 4.00%, 11/28/44(3)	1,000,000	1,087,995
Zoetis, Inc., 4.50%, 11/13/25	1,200,000	1,286,260
		17,720,465
Real Estate Investment Trusts (REITs) — 0.8%
Boston Properties LP, 3.65%, 2/1/26	800,000	829,008
Crown Castle International Corp., 5.25%, 1/15/23	674,000	727,077
Crown Castle International Corp., 4.45%, 2/15/26	800,000	832,863
DDR Corp., 4.75%, 4/15/18	920,000	957,033
DDR Corp., 3.625%, 2/1/25	1,170,000	1,134,504
Essex Portfolio LP, 3.625%, 8/15/22	710,000	737,559
Essex Portfolio LP, 3.375%, 1/15/23	370,000	377,891
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,217,272
Hospitality Properties Trust, 4.65%, 3/15/24	3,440,000	3,382,665
Host Hotels & Resorts LP, 6.00%, 10/1/21	760,000	854,225
Host Hotels & Resorts LP, 3.75%, 10/15/23	660,000	645,205
Kilroy Realty LP, 3.80%, 1/15/23	1,650,000	1,684,525
Kilroy Realty LP, 4.375%, 10/1/25	370,000	389,018
Senior Housing Properties Trust, 4.75%, 5/1/24	1,280,000	1,242,362

19

	Principal Amount	Value
Simon Property Group LP, 3.30%, 1/15/26	$1,530,000	$1,590,505
Ventas Realty LP, 4.125%, 1/15/26	720,000	741,121
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	820,000	903,226
Welltower, Inc., 2.25%, 3/15/18	390,000	392,377
Welltower, Inc., 3.75%, 3/15/23	860,000	860,637
		19,499,073
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,484,000	1,594,263
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	1,075,000	1,194,537
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,390,000	1,498,658
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	500,000	514,490
CSX Corp., 4.25%, 6/1/21	760,000	832,039
CSX Corp., 3.40%, 8/1/24	1,400,000	1,451,541
Norfolk Southern Corp., 5.75%, 4/1/18	900,000	973,714
Norfolk Southern Corp., 3.25%, 12/1/21	1,106,000	1,146,795
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(3)	640,000	645,085
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22(3)	870,000	865,361
Union Pacific Corp., 4.00%, 2/1/21	1,100,000	1,205,548
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,333,201
		13,255,232
Semiconductors and Semiconductor Equipment — 0.1%
KLA-Tencor Corp., 4.65%, 11/1/24	840,000	851,469
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(3)	1,300,000	1,316,250
		2,167,719
Software — 0.5%
Activision Blizzard, Inc., 5.625%, 9/15/21(3)	1,390,000	1,468,187
Microsoft Corp., 2.375%, 5/1/23	770,000	782,398
Microsoft Corp., 2.70%, 2/12/25	3,120,000	3,193,180
Microsoft Corp., 3.125%, 11/3/25	820,000	862,520
Oracle Corp., 2.50%, 10/15/22	1,635,000	1,665,591
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,158,360
Oracle Corp., 2.95%, 5/15/25	2,030,000	2,082,835
Oracle Corp., 4.30%, 7/8/34	960,000	1,011,771
		13,224,842
Specialty Retail — 0.3%
Home Depot, Inc. (The), 2.625%, 6/1/22	1,310,000	1,356,612
Home Depot, Inc. (The), 3.35%, 9/15/25	810,000	879,181
Home Depot, Inc. (The), 3.00%, 4/1/26	1,640,000	1,723,709
Home Depot, Inc. (The), 5.95%, 4/1/41	2,360,000	3,128,926
United Rentals North America, Inc., 4.625%, 7/15/23	1,780,000	1,775,550
		8,863,978
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc., 1.00%, 5/3/18	920,000	922,297
Apple, Inc., 2.85%, 5/6/21	1,310,000	1,375,985
Apple, Inc., 2.50%, 2/9/25	2,600,000	2,588,584
Apple, Inc., 3.25%, 2/23/26	800,000	835,460

20

	Principal Amount	Value
Apple, Inc., 4.65%, 2/23/46	$920,000	$1,007,119
Dell, Inc., 3.10%, 4/1/16	180,000	180,000
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(3)	1,910,000	1,988,938
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(3)	2,690,000	2,776,029
HP, Inc., 4.30%, 6/1/21	1,200,000	1,250,943
Seagate HDD Cayman, 4.75%, 6/1/23	2,300,000	1,908,602
		14,833,957
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	910,000	942,988
PVH Corp., 4.50%, 12/15/22	1,506,000	1,551,180
		2,494,168
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.125%, 7/16/22	2,130,000	2,193,659
Sprint Communications, Inc., 6.00%, 12/1/16	560,000	559,300
Sprint Communications, Inc., 9.00%, 11/15/18(3)	1,320,000	1,389,300
T-Mobile USA, Inc., 6.46%, 4/28/19	1,230,000	1,260,750
		5,403,009
TOTAL CORPORATE BONDS (Cost $796,504,826)		806,137,795
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 24.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 2.9%
FHLMC, VRN, 1.78%, 4/15/16	802,052	819,236
FHLMC, VRN, 1.84%, 4/15/16	1,856,166	1,898,288
FHLMC, VRN, 1.95%, 4/15/16	1,275,779	1,309,443
FHLMC, VRN, 1.98%, 4/15/16	1,021,308	1,045,135
FHLMC, VRN, 2.05%, 4/15/16	3,157,474	3,243,419
FHLMC, VRN, 2.32%, 4/15/16	3,868,979	3,960,762
FHLMC, VRN, 2.40%, 4/15/16	2,851,856	3,017,817
FHLMC, VRN, 2.50%, 4/15/16	643,362	679,911
FHLMC, VRN, 2.55%, 4/15/16	199,564	208,229
FHLMC, VRN, 2.59%, 4/15/16	1,675,899	1,767,384
FHLMC, VRN, 2.61%, 4/15/16	3,062,336	3,233,011
FHLMC, VRN, 2.62%, 4/15/16	1,189,489	1,256,363
FHLMC, VRN, 2.63%, 4/15/16	292,673	308,767
FHLMC, VRN, 2.78%, 4/15/16	2,157,540	2,274,428
FHLMC, VRN, 3.24%, 4/15/16	1,025,617	1,079,925
FHLMC, VRN, 3.68%, 4/15/16	816,104	855,370
FHLMC, VRN, 3.79%, 4/15/16	434,716	458,990
FHLMC, VRN, 4.06%, 4/15/16	553,144	582,607
FHLMC, VRN, 4.22%, 4/15/16	2,009,690	2,126,872
FHLMC, VRN, 4.67%, 4/15/16	447,517	469,589
FHLMC, VRN, 5.12%, 4/15/16	285,308	300,825
FHLMC, VRN, 5.77%, 4/15/16	1,518,893	1,602,583
FHLMC, VRN, 5.94%, 4/15/16	833,585	877,623
FNMA, VRN, 2.05%, 4/25/16	7,842,582	8,051,162
FNMA, VRN, 2.07%, 4/25/16	7,359,334	7,650,935
FNMA, VRN, 2.07%, 4/25/16	3,318,442	3,456,249
FNMA, VRN, 2.07%, 4/25/16	916,655	955,707

21

	Principal Amount	Value
FNMA, VRN, 2.07%, 4/25/16	$1,867,910	$1,946,032
FNMA, VRN, 2.33%, 4/25/16	6,491,704	6,732,981
FNMA, VRN, 2.50%, 4/25/16	2,952,038	3,114,612
FNMA, VRN, 2.52%, 4/25/16	3,059,437	3,217,347
FNMA, VRN, 2.57%, 4/25/16	292,219	306,601
FNMA, VRN, 2.70%, 4/25/16	1,550,166	1,601,921
FNMA, VRN, 3.16%, 4/25/16	419,500	442,627
FNMA, VRN, 3.36%, 4/25/16	410,939	430,101
FNMA, VRN, 3.61%, 4/25/16	575,951	608,804
FNMA, VRN, 3.95%, 4/25/16	867,215	915,163
FNMA, VRN, 4.80%, 4/25/16	762,800	803,395
		73,610,214
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.7%
FHLMC, 6.50%, 6/1/16	113	113
FHLMC, 6.50%, 6/1/16	42	42
FHLMC, 5.00%, 4/1/19	466,415	488,887
FHLMC, 7.00%, 9/1/27	354	407
FHLMC, 6.50%, 1/1/28	578	675
FHLMC, 7.00%, 2/1/28	92	109
FHLMC, 6.50%, 3/1/29	3,350	3,898
FHLMC, 6.50%, 6/1/29	3,428	3,903
FHLMC, 7.00%, 8/1/29	369	403
FHLMC, 6.50%, 5/1/31	2,436	2,774
FHLMC, 6.50%, 6/1/31	82	93
FHLMC, 6.50%, 6/1/31	330	376
FHLMC, 5.50%, 12/1/33	44,286	50,370
FHLMC, 6.00%, 2/1/38	367,598	419,097
FHLMC, 5.50%, 4/1/38	202,152	226,861
FHLMC, 6.00%, 5/1/38	342,971	396,135
FHLMC, 6.00%, 8/1/38	45,570	52,055
FHLMC, 5.50%, 9/1/38	1,240,595	1,403,377
FHLMC, 1.00%, 6/1/44	2,949,316	3,071,781
FHLMC, 6.50%, 7/1/47	3,912	4,313
FNMA, 3.00%, 4/13/16(6)	20,800,000	21,345,595
FNMA, 3.50%, 4/13/16(6)	48,670,000	51,045,516
FNMA, 4.00%, 4/13/16(6)	72,785,000	77,794,990
FNMA, 4.50%, 4/13/16(6)	44,250,000	48,154,043
FNMA, 5.00%, 4/13/16(6)	16,650,000	18,425,447
FNMA, 5.50%, 4/13/16(6)	26,240,000	29,435,443
FNMA, 5.50%, 12/1/16	1,330	1,341
FNMA, 5.50%, 12/1/16	216	217
FNMA, 6.50%, 1/1/26	2,679	3,065
FNMA, 7.00%, 12/1/27	447	499
FNMA, 6.50%, 1/1/28	448	513
FNMA, 7.50%, 4/1/28	2,371	2,689
FNMA, 7.00%, 5/1/28	2,273	2,386
FNMA, 7.00%, 6/1/28	50	52

22

	Principal Amount	Value
FNMA, 6.50%, 1/1/29	$505	$595
FNMA, 6.50%, 4/1/29	1,665	1,905
FNMA, 7.00%, 7/1/29	595	650
FNMA, 7.50%, 7/1/29	5,387	6,176
FNMA, 7.50%, 9/1/30	1,116	1,373
FNMA, 5.00%, 7/1/31	3,805,336	4,224,738
FNMA, 7.00%, 9/1/31	6,543	7,374
FNMA, 6.50%, 1/1/32	1,707	1,953
FNMA, 6.50%, 8/1/32	8,086	9,539
FNMA, 5.50%, 6/1/33	22,270	25,284
FNMA, 5.50%, 7/1/33	148,059	167,679
FNMA, 5.50%, 8/1/33	53,864	60,965
FNMA, 5.50%, 9/1/33	73,509	84,108
FNMA, 5.00%, 11/1/33	313,338	348,493
FNMA, 6.00%, 12/1/33	1,193,401	1,375,286
FNMA, 5.50%, 1/1/34	69,999	78,793
FNMA, 5.50%, 12/1/34	148,424	166,463
FNMA, 4.50%, 1/1/35	284,534	310,918
FNMA, 5.00%, 8/1/35	134,451	149,268
FNMA, 5.00%, 2/1/36	1,022,857	1,134,517
FNMA, 5.50%, 7/1/36	48,027	53,864
FNMA, 5.50%, 2/1/37	26,321	29,588
FNMA, 6.00%, 4/1/37	222,436	256,013
FNMA, 6.00%, 7/1/37	600,852	691,028
FNMA, 6.00%, 8/1/37	359,443	409,968
FNMA, 6.50%, 8/1/37	88,889	99,818
FNMA, 6.00%, 9/1/37	425,074	484,480
FNMA, 6.00%, 11/1/37	181,743	207,603
FNMA, 5.50%, 2/1/38	1,305,408	1,468,897
FNMA, 5.50%, 2/1/38	199,481	224,037
FNMA, 5.50%, 6/1/38	446,145	504,568
FNMA, 5.00%, 1/1/39	249,487	275,945
FNMA, 4.50%, 2/1/39	767,244	836,214
FNMA, 5.50%, 3/1/39	1,037,828	1,166,909
FNMA, 4.50%, 4/1/39	555,972	613,220
FNMA, 4.50%, 5/1/39	1,381,125	1,531,710
FNMA, 6.50%, 5/1/39	233,532	270,013
FNMA, 4.50%, 6/1/39	876,718	963,298
FNMA, 5.00%, 8/1/39	811,207	911,108
FNMA, 4.50%, 9/1/39	2,317,460	2,557,303
FNMA, 4.50%, 10/1/39	2,286,267	2,522,934
FNMA, 5.00%, 4/1/40	2,408,639	2,679,618
FNMA, 5.00%, 4/1/40	4,377,490	4,855,656
FNMA, 5.00%, 6/1/40	4,066,715	4,511,729
FNMA, 4.00%, 10/1/40	2,367,247	2,576,054
FNMA, 4.50%, 11/1/40	2,033,023	2,232,818
FNMA, 4.00%, 8/1/41	4,178,188	4,520,295

23

	Principal Amount	Value
FNMA, 4.50%, 9/1/41	$2,101,024	$2,293,133
FNMA, 3.50%, 10/1/41	3,391,177	3,564,845
FNMA, 3.50%, 12/1/41	12,637,124	13,286,043
FNMA, 4.00%, 12/1/41	6,296,855	6,752,908
FNMA, 5.00%, 1/1/42	8,351,891	9,250,957
FNMA, 3.50%, 2/1/42	6,483,162	6,813,541
FNMA, 3.50%, 5/1/42	2,610,197	2,749,331
FNMA, 3.50%, 6/1/42	2,577,504	2,720,457
FNMA, 3.50%, 8/1/42	11,742,454	12,346,694
FNMA, 3.50%, 9/1/42	5,055,500	5,325,999
FNMA, 3.50%, 12/1/42	9,417,344	9,901,949
FNMA, 3.50%, 8/1/43	6,621,621	6,965,932
FNMA, 3.50%, 5/1/45	11,830,217	12,434,192
FNMA, 3.50%, 11/1/45	12,336,376	12,963,611
FNMA, 4.00%, 11/1/45	15,303,021	16,411,859
FNMA, 3.50%, 2/1/46	12,463,219	13,100,209
FNMA, 6.50%, 8/1/47	11,435	12,724
FNMA, 6.50%, 8/1/47	5,135	5,712
FNMA, 6.50%, 9/1/47	23,550	26,219
FNMA, 6.50%, 9/1/47	1,302	1,449
FNMA, 6.50%, 9/1/47	8,848	9,845
FNMA, 6.50%, 9/1/47	12,867	14,321
FNMA, 6.50%, 9/1/47	3,435	3,821
GNMA, 3.00%, 4/20/16(6)	22,800,000	23,631,843
GNMA, 3.50%, 4/20/16(6)	17,650,000	18,660,738
GNMA, 4.00%, 4/20/16(6)	23,800,000	25,450,200
GNMA, 7.00%, 11/15/22	1,217	1,314
GNMA, 7.00%, 4/20/26	344	393
GNMA, 7.50%, 8/15/26	773	936
GNMA, 8.00%, 8/15/26	365	422
GNMA, 7.50%, 5/15/27	875	976
GNMA, 8.00%, 6/15/27	1,263	1,311
GNMA, 7.50%, 11/15/27	201	207
GNMA, 7.00%, 2/15/28	392	396
GNMA, 7.50%, 2/15/28	348	354
GNMA, 6.50%, 3/15/28	1,291	1,480
GNMA, 7.00%, 4/15/28	214	214
GNMA, 6.50%, 5/15/28	3,443	3,946
GNMA, 7.00%, 12/15/28	699	725
GNMA, 7.00%, 5/15/31	3,502	4,314
GNMA, 6.00%, 7/15/33	933,627	1,068,087
GNMA, 4.50%, 8/15/33	1,130,206	1,239,984
GNMA, 5.00%, 3/20/36	136,295	150,913
GNMA, 5.00%, 4/20/36	280,127	309,118
GNMA, 5.00%, 5/20/36	448,554	494,977
GNMA, 5.50%, 1/15/39	1,116,755	1,295,415
GNMA, 6.00%, 1/20/39	61,860	70,231

24

	Principal Amount	Value
GNMA, 6.00%, 2/20/39	$345,371	$392,108
GNMA, 4.50%, 6/15/39	3,066,459	3,389,820
GNMA, 5.50%, 9/15/39	152,204	173,911
GNMA, 5.00%, 10/15/39	1,655,766	1,859,398
GNMA, 4.50%, 1/15/40	1,691,543	1,845,968
GNMA, 4.00%, 11/20/40	4,559,577	4,917,354
GNMA, 4.00%, 12/15/40	1,495,883	1,602,537
GNMA, 4.50%, 6/15/41	1,057,468	1,176,373
GNMA, 4.50%, 7/20/41	1,949,021	2,122,050
GNMA, 3.50%, 4/20/42	9,346,222	9,910,488
GNMA, 3.50%, 6/20/42	20,233,114	21,454,697
GNMA, 3.50%, 7/20/42	3,721,785	3,946,490
		560,083,669
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $627,759,885)		633,693,883
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 5.1%
Private Sponsor Collateralized Mortgage Obligations — 4.8%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.63%, 4/1/16	2,937,512	2,906,017
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, 3.50%, 3/25/46	2,500,000	2,551,138
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	268,903	211,854
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.77%, 4/1/16	1,977,256	1,954,027
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 2.91%, 4/1/16	763,361	758,975
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.89%, 4/1/16	3,210,693	3,168,371
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	337,845	349,056
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.95%, 4/1/16	640,436	637,203
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.84%, 4/1/16	2,122,291	2,034,320
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	266,013	276,352
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.44%, 4/1/16	2,168,601	2,039,629
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.22%, 4/1/16	5,498,326	5,398,817
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	394,368	385,198
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.65%, 4/1/16	4,107,684	4,103,906
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	186,465	187,867
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	17,342	16,906
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	59,727	54,034
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.61%, 4/1/16	123,216	120,271
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR6, Class 2A1, VRN, 2.69%, 4/1/16	1,204,653	1,193,385

25

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.53%, 4/1/16	$3,576,895	$3,504,601
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 4/1/16	836,619	800,324
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.31%, 4/1/16	1,252,679	1,212,229
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.82%, 4/1/16	2,675,968	2,657,718
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 4/1/16	2,618,074	2,582,788
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.84%, 4/1/16	3,321,582	3,335,230
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 2.97%, 9/25/35	4,913,413	4,892,458
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.80%, 4/1/16	3,699,631	3,687,925
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.50%, 4/1/16	311,894	306,777
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.76%, 4/1/16	541,171	513,881
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.89%, 4/1/16	759,356	759,272
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/16(3)	1,052,445	1,063,762
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.81%, 4/1/16	2,789,013	2,837,741
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	96,421	96,339
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.42%, 4/25/16	5,210,978	5,128,429
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.64%, 4/1/16	2,271,018	2,266,615
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.40%, 4/1/16	193,479	191,986
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/16	338,285	337,664
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	2,492,217	2,583,827
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-5, Class 5A, VRN, 2.67%, 4/1/16	1,502,688	1,493,524
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.55%, 4/1/16	909,273	908,149
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.54%, 4/1/16	1,527,400	1,515,908
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.17%, 4/25/16	4,614,037	4,259,974
Towd Point Mortgage Trust, Series 2016-1, Class A1, 3.50%, 2/25/55	6,000,000	6,128,437
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	166,911	171,367
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.80%, 4/1/16	5,255,383	5,124,423
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.83%, 4/1/16	143,935	143,258
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.77%, 4/1/16	1,980,741	1,982,527
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 2.74%, 4/1/16	978,869	978,375

26

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.75%, 4/1/16	$2,860,435	$2,909,992
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.85%, 4/1/16	2,989,222	2,972,270
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-14, Class 2A1, 5.50%, 12/25/35	795,975	811,920
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	469,854	460,845
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	553,899	561,314
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	990,457	992,415
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	3,159,987	3,305,280
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A9 SEQ, 5.25%, 10/25/35	584,856	601,235
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.79%, 4/1/16	1,481,009	1,503,332
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.79%, 4/1/16	2,358,576	2,387,715
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 2.84%, 4/1/16	2,041,521	2,061,314
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, 0.73%, 4/25/16	3,024,961	2,790,618
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 4/1/16	284,065	278,397
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.93%, 4/1/16	2,293,753	2,298,596
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.75%, 4/1/16	1,983,299	1,975,156
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	868,655	881,056
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	1,633,964	1,664,378
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	264,101	263,757
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	543,526	556,908
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	429,843	440,093
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	602,787	619,981
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	467,471	484,872
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	104,106	105,559
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.28%, 4/1/16	322,727	317,114
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	1,270,128	1,336,745
		122,393,696
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2684, Class FP, VRN, 0.94%, 4/15/16	122,470	122,604
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	170,631	185,314
FHLMC, Series 3397, Class GF, VRN, 0.94%, 4/15/16	2,806,763	2,815,711
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	256	274
27

	Principal Amount	Value
FNMA, Series 2006-43, Class FM, VRN, 0.73%, 4/25/16	$330,600	$330,487
FNMA, Series 2007-36, Class FB, VRN, 0.83%, 4/25/16	277,919	279,406
FNMA, Series 2013-M11, Class FA SEQ, VRN, 0.76%, 4/25/16	3,935,530	3,936,899
FNMA, Series 2014-M5, Class FA, VRN, 0.75%, 4/1/16	863,476	863,013
		8,533,708
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $131,869,168)		130,927,404
ASSET-BACKED SECURITIES(5) — 4.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(3)	5,050,000	5,092,082
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	8,188,000	8,175,251
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(3)	2,000,000	1,990,237
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.80%, 4/15/16	5,525,000	5,524,442
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.94%, 4/15/16(3)	6,000,000	6,005,640
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.69%, 4/15/16	5,825,000	5,803,637
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.86%, 4/7/16(3)	4,699,238	4,686,663
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.33%, 4/22/16(3)	4,975,000	4,975,537
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	1,238,869	1,235,269
Enterprise Fleet Financing LLC, Series 2014-2, Class A2 SEQ, 1.05%, 3/20/20(3)	7,147,013	7,118,533
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(3)	7,775,000	7,762,733
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(3)	6,025,000	6,021,662
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.61%, 4/15/16	813,729	813,634
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.99%, 4/11/16(3)	1,719,214	1,716,415
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.84%, 4/11/16(3)	2,829,908	2,823,678
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	1,239,389	1,233,706
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	4,384,564	4,315,106
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(3)	3,412,772	3,338,731
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.64%, 4/17/16(3)	2,993,953	2,940,946
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.89%, 4/17/16(3)	4,235,663	4,191,648
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	2,102,416	2,101,730
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(3)	3,614,209	3,554,994
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	4,205,004	4,201,410
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(3)	3,191,584	3,189,799

28

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(3)	$5,603,323	$5,582,138
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	3,460,639	3,424,380
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33	9,850,000	9,914,641
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.77%, 4/15/16	5,975,000	5,978,950
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(3)	4,142,997	4,139,657
TOTAL ASSET-BACKED SECURITIES (Cost $128,174,760)		127,853,249
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 4.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	6,500,000	6,688,089
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.24%, 4/15/16(3)	6,150,000	6,158,082
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(3)	5,750,000	5,887,048
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	7,000,000	7,161,993
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.39%, 4/15/16(3)	10,946,555	10,698,826
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.24%, 4/15/16(3)	8,950,000	8,743,110
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	4,775,000	5,242,825
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/16	5,700,000	6,185,748
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	7,625,000	8,213,397
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/16	7,000,000	7,267,472
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/16	3,500,000	3,766,753
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 4/1/16	5,000,000	5,338,154
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(3)	7,525,000	7,761,240
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(3)	1,063,652	1,071,243
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/16(3)	5,000,000	5,219,128
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/16	6,250,000	6,441,113
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	2,950,000	3,267,467
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.34%, 4/15/16(3)	6,850,000	6,784,370
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, VRN, 3.40%, 4/1/16(3)	5,000,000	5,129,131
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(3)	6,000,000	5,980,480
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $120,500,305)		123,005,669

29

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.7%
Canada†
Province of Ontario Canada, 1.00%, 7/22/16		$900,000	$900,896
Chile — 0.1%
Chile Government International Bond, 3.25%, 9/14/21		920,000	976,120
Chile Government International Bond, 3.625%, 10/30/42		500,000	473,750
			1,449,870
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		3,670,000	3,835,150
Colombia Government International Bond, 6.125%, 1/18/41		820,000	865,100
			4,700,250
Italy — 0.1%
Italy Government International Bond, 6.875%, 9/27/23		1,300,000	1,640,323
Mexico — 0.2%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		1,450,000	1,618,562
Mexico Government International Bond, 4.00%, 10/2/23		3,880,000	4,074,000
Mexico Government International Bond, 6.05%, 1/11/40		270,000	317,588
Mexico Government International Bond, MTN, 4.75%, 3/8/44		90,000	90,000
			6,100,150
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		730,000	912,500
Peruvian Government International Bond, 5.625%, 11/18/50		1,240,000	1,398,100
			2,310,600
Philippines — 0.3%
Philippine Government International Bond, 4.00%, 1/15/21		1,590,000	1,749,630
Philippine Government International Bond, 5.50%, 3/30/26		3,000,000	3,768,750
Philippine Government International Bond, 6.375%, 10/23/34		730,000	1,032,042
			6,550,422
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21		450,000	503,816
Poland Government International Bond, 3.00%, 3/17/23		1,050,000	1,054,663
			1,558,479
Portugal — 0.5%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(3)	EUR	12,000,000	13,788,502
South Africa†
South Africa Government International Bond, 4.67%, 1/17/24		$760,000	767,539
Turkey — 0.1%
Turkey Government International Bond, 3.25%, 3/23/23		2,070,000	1,955,651
Turkey Government International Bond, 4.25%, 4/14/26		1,300,000	1,275,625
Turkey Government International Bond, 4.875%, 4/16/43		620,000	577,375
			3,808,651
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		340,000	292,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $42,408,477)			43,868,082
MUNICIPAL SECURITIES — 1.3%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40		1,230,000	1,697,990

30

	Principal Amount	Value
California GO, (Building Bonds), 7.55%, 4/1/39	$700,000	$1,071,980
California GO, (Building Bonds), 7.30%, 10/1/39	2,210,000	3,241,252
California GO, (Building Bonds), 7.60%, 11/1/40	345,000	535,851
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	1,443,000	1,356,636
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	925,000	1,061,188
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	1,330,000	1,993,843
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	370,000	471,539
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	275,000	347,331
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	1,665,000	2,295,569
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	470,000	655,345
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	555,000	689,588
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	450,000	675,306
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	730,000	1,062,311
New York City Municipal Water Finance Authority Water & Sewer System Rev., (Building Bonds), 5.95%, 6/15/42	325,000	442,653
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	335,000	450,964
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	390,000	460,496
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	200,000	264,556
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	420,000	538,675
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.93%, 10/1/51	400,000	459,692
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62	1,000,000	1,048,110
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	1,000,000	1,234,500
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	375,000	478,275
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	2,105,000	2,544,671
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	280,000	375,130
San Diego County Regional Airport Authority Rev., Series 2014 B, (Taxable Senior Consol Rental Car), 5.59%, 7/1/43	750,000	824,062
San Diego County Water Authority Rev., Series 2010 B, (Building Bonds), 6.14%, 5/1/49	460,000	623,571
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	1,100,000	1,400,707
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	1,015,000	1,475,495
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	920,000	1,156,118
University of California Rev., Series 2013 AJ, 4.60%, 5/15/31	1,975,000	2,212,553
TOTAL MUNICIPAL SECURITIES (Cost $28,795,923)		33,145,957

31

	Principal Amount/Shares	Value
U.S. GOVERNMENT AGENCY SECURITIES — 1.2%
FNMA, 6.625%, 11/15/30 (Cost $29,097,580)	$21,710,000	$32,333,854
TEMPORARY CASH INVESTMENTS(7) — 4.3%
BNP Paribas SA, 0.25%, 4/1/16(1)	7,630,000	7,629,927
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(1)	61,767,000	61,766,312
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/25, valued at $24,874,594), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $24,385,068)		24,385,000
SSgA U.S. Government Money Market Fund, Class N	16,173,133	16,173,133
TOTAL TEMPORARY CASH INVESTMENTS (Cost $109,955,133)		109,954,372
TOTAL INVESTMENT SECURITIES — 112.9% (Cost $2,868,855,157)		2,912,633,732
OTHER ASSETS AND LIABILITIES(8) — (12.9)%		(331,830,366)
TOTAL NET ASSETS — 100.0%		$2,580,803,366

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	11,368,819	USD	8,657,788	UBS AG	6/15/16	$28,326
USD	8,426,114	AUD	11,368,819	JPMorgan Chase Bank N.A.	6/15/16	(260,000)
CAD	3,316,227	USD	2,476,682	UBS AG	6/15/16	76,880
CAD	6,769,697	USD	5,187,018	UBS AG	6/15/16	25,783
USD	2,511,943	CAD	3,316,227	JPMorgan Chase Bank N.A.	6/15/16	(41,618)
USD	5,091,690	CAD	6,769,697	JPMorgan Chase Bank N.A.	6/15/16	(121,112)
CLP	3,492,498,197	USD	5,167,946	UBS AG	6/15/16	12,565
USD	5,070,778	CLP	3,492,498,196	UBS AG	6/15/16	(109,734)
EUR	13,467,076	USD	15,137,492	Deutsche Bank	6/15/16	220,324
USD	69,953,420	EUR	63,168,492	JPMorgan Chase Bank N.A.	6/15/16	(2,083,749)
USD	18,655,937	GBP	13,120,244	UBS AG	6/15/16	(192,219)
USD	5,781,857	GBP	4,102,895	UBS AG	6/15/16	(112,241)
JPY	283,243,640	USD	2,523,126	JPMorgan Chase Bank N.A.	6/15/16	(1,285)
JPY	290,594,068	USD	2,584,372	JPMorgan Chase Bank N.A.	6/15/16	2,913
KRW	9,088,567,298	USD	7,850,538	UBS AG	6/15/16	68,550
USD	7,503,771	KRW	9,088,567,302	UBS AG	6/15/16	(415,317)
NOK	42,448,152	USD	4,964,243	Barclays Bank plc	6/15/16	163,749
NOK	42,932,583	USD	5,179,540	UBS AG	6/15/16	6,975
USD	4,998,165	NOK	42,448,457	Barclays Bank plc	6/15/16	(129,864)
USD	5,052,633	NOK	42,932,583	JPMorgan Chase Bank N.A.	6/15/16	(133,882)
NZD	7,493,123	USD	5,183,810	UBS AG	6/15/16	(23,650)
SEK	42,356,794	USD	5,091,331	Barclays Bank plc	6/15/16	139,561
SEK	42,003,265	USD	5,090,127	UBS AG	6/15/16	97,105
USD	5,014,157	SEK	42,356,794	Barclays Bank plc	6/15/16	(216,734)
USD	3,758,327	TWD	123,457,275	UBS AG	6/15/16	(82,370)
						$(3,081,044)

32

FUTURES CONTRACTS

Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
287	U.S. Treasury 5-Year Notes	June 2016	$34,774,086	$(43,247)

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
49	U.S. Treasury 10-Year Ultra Notes	June 2016	$6,896,750	$12,040

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America Investment Grade 26 Index	$35,000,000	Sell	1.00%	6/20/21	0.79%	$22,890	$384,968

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$24,300,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	$(115,344)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

33

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korean Won
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)	The rate indicated is the yield to maturity at purchase.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,152,884.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $260,380,958, which represented 10.1% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment. Settlement date is indicated.

(7)	Collateral has been received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of securities received was $490,000.

(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $2,868,855,157)	$2,912,633,732
Foreign currency holdings, at value (cost of $489,394)	494,164
Receivable for investments sold	26,625,886
Receivable for capital shares sold	124,337
Receivable for variation margin on futures contracts	35,984
Unrealized appreciation on forward foreign currency exchange contracts	842,731
Interest receivable	15,634,754
2,956,391,588

Liabilities
Payable for collateral received for forward commitments	490,000
Payable for investments purchased	370,062,364
Payable for capital shares redeemed	153,240
Unrealized depreciation on forward foreign currency exchange contracts	3,923,775
Swap agreements, at value	115,344
Payable for variation margin on swap agreements	4,881
Accrued management fees	838,618
375,588,222

Net Assets	$2,580,803,366

Net Assets Consist of:
Capital paid in	$2,544,679,404
Distributions in excess of net investment income	(1,145,497)
Accumulated net realized loss	(3,327,995)
Net unrealized appreciation	40,597,454
$2,580,803,366

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class	$2,406,976,868	221,930,706	$10.85
R6 Class	$173,826,498	16,022,845	$10.85

See Notes to Financial Statements.

35

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$57,749,511

Expenses:
Management fees	9,598,207
Trustees' fees and expenses	128,546
Other expenses	11,973
9,738,726

Net investment income (loss)	48,010,785

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,820,376)
Futures contract transactions	438,066
Swap agreement transactions	(53,249)
Foreign currency transactions	3,399,896
(35,663)

Change in net unrealized appreciation (depreciation) on:
Investments	2,389,715
Futures contracts	(31,207)
Swap agreements	(92,454)
Translation of assets and liabilities in foreign currencies	(10,391,467)
(8,125,413)

Net realized and unrealized gain (loss)	(8,161,076)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,849,709

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$48,010,785	$47,089,625
Net realized gain (loss)	(35,663)	65,576,550
Change in net unrealized appreciation (depreciation)	(8,125,413)	32,187,166
Net increase (decrease) in net assets resulting from operations	39,849,709	144,853,341

Distributions to Shareholders
From net investment income:
Institutional Class	(48,904,074)	(67,424,034)
R6 Class	(2,870,164)	(1,947,199)
From net realized gains:
Institutional Class	(25,814,543)	—
R6 Class	(1,545,019)	—
Decrease in net assets from distributions	(79,133,800)	(69,371,233)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	326,313,081	(70,759,080)

Net increase (decrease) in net assets	287,028,990	4,723,028

Net Assets
Beginning of period	2,293,774,376	2,289,051,348
End of period	$2,580,803,366	$2,293,774,376

Distributions in excess of net investment income	$(1,145,497)	$(6,279,244)

See Notes to Financial Statements.

37

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the

38

Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.39% for the Institutional Class and 0.34% for the R6 Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $5,735,525,977, of which $5,248,300,827 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $5,497,675,294, of which $5,132,308,913 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Sold	52,534,220	$568,441,850	56,234,197	$612,526,414
Issued in reinvestment of distributions	6,950,194	74,718,617	6,182,920	67,424,034
Redeemed	(36,915,055)	(396,367,219)	(74,352,609)	(815,907,424)
	22,569,359	246,793,248	(11,935,492)	(135,956,976)
R6 Class
Sold	9,770,863	105,401,125	9,218,774	100,598,621
Issued in reinvestment of distributions	410,784	4,415,183	178,190	1,946,990
Redeemed	(2,811,860)	(30,296,475)	(3,402,158)	(37,347,715)
	7,369,787	79,519,833	5,994,806	65,197,896
Net increase (decrease)	29,939,146	$326,313,081	(5,940,686)	$(70,759,080)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$871,713,467	—
Corporate Bonds	—	806,137,795	—
U.S. Government Agency Mortgage-Backed Securities	—	633,693,883	—
Collateralized Mortgage Obligations	—	130,927,404	—
Asset-Backed Securities	—	127,853,249	—
Commercial Mortgage-Backed Securities	—	123,005,669	—
Sovereign Governments and Agencies	—	43,868,082	—
Municipal Securities	—	33,145,957	—
U.S. Government Agency Securities	—	32,333,854	—
Temporary Cash Investments	$16,173,133	93,781,239	—
	$16,173,133	$2,896,460,599	—
Other Financial Instruments
Futures Contracts	$12,040	—	—
Swap Agreements	—	$384,968	—
Forward Foreign Currency Exchange Contracts	—	842,731	—
	$12,040	$1,227,699	—

Liabilities
Other Financial Instruments
Futures Contracts	$43,247	—	—
Swap Agreements	—	$115,344	—
Forward Foreign Currency Exchange Contracts	—	3,923,775	—
	$43,247	$4,039,119	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives.
The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation
(depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $31,016,667.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign

42

currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $278,175,999.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 302 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $24,300,000.

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$4,881
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$842,731	Unrealized depreciation on forward foreign currency exchange contracts	3,923,775
Interest Rate Risk	Receivable for variation margin on futures contracts*	35,984	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	—	Swap agreements	115,344
		$878,715		$4,044,000

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(53,249)	Change in net unrealized appreciation (depreciation) on swap agreements	$22,890
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	2,024,504	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(10,714,320)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	438,066	Change in net unrealized appreciation (depreciation) on futures contracts	(31,207)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(115,344)
		$2,409,321		$(10,837,981)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$70,050,536	$69,371,233
Long-term capital gains	$9,083,264	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,869,371,117
Gross tax appreciation of investments	$61,519,604
Gross tax depreciation of investments	(18,256,989)
Net tax appreciation (depreciation) of investments	43,262,615
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(161,935)
Net tax appreciation (depreciation)	$43,100,680
Other book-to-tax adjustments	$(1,467,799)
Undistributed ordinary income	—
Accumulated long-term capital losses	$(3,177,679)
Late-year ordinary loss deferral	$(2,331,240)

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The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$11.03	0.21	(0.04)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.57%	0.40%	1.96%	207%	$2,406,977
2015	$10.70	0.20	0.42	0.62	(0.29)	—	(0.29)	$11.03	5.90%	0.40%	1.85%	248%	$2,198,329
2014	$11.00	0.18	(0.24)	(0.06)	(0.21)	(0.03)	(0.24)	$10.70	(0.53)%	0.40%	1.71%	206%	$2,260,604
2013	$10.91	0.23	0.25	0.48	(0.26)	(0.13)	(0.39)	$11.00	4.41%	0.40%	2.04%	154%	$1,599,979
2012	$10.57	0.31	0.54	0.85	(0.37)	(0.14)	(0.51)	$10.91	8.16%	0.41%	2.89%	109%	$1,156,769
R6 Class
2016	$11.03	0.22	(0.05)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.62%	0.35%	2.01%	207%	$173,826
2015	$10.70	0.21	0.42	0.63	(0.30)	—	(0.30)	$11.03	5.96%	0.35%	1.90%	248%	$95,446
2014(3)	$10.65	0.13	0.09	0.22	(0.14)	(0.03)	(0.17)	$10.70	2.11%	0.35%(4)	1.84%(4)	206%(5)	$28,448

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

47

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

48

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

49

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

50

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

51

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $25,192,226 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2016.

The fund hereby designates $9,083,264, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2016.

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88889 1605

Annual Report

March 31, 2016

U.S. Government Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%	0.01%	1.20%	—	4/1/93
A Class	AGQXX					12/1/15
No sales charge		—	—	—	0.00%
With sales charge		—	—	—	-1.00%
C Class	AGHXX					12/1/15
No sales charge		—	—	—	0.00%
With sales charge		—	—	—	-1.00%
A Class and C Class shares may be subject to a maximum contingent deferred sales charge of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available.
Returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.46%	0.71%	1.21%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.  The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2016
7-Day Current Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
Before waiver	-0.06%	-0.30%	-0.80%
7-Day Effective Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	45 days
Weighted Average Life	75 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	52%
31-90 days	37%
91-180 days	9%
More than 180 days	2%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$1.35	0.27%
Investor Class (before waiver)	$1,000	$1,000.10(4)	$2.30	0.46%
A Class (after waiver)	$1,000	$1,000.00(2)	$1.13(3)	0.34%
A Class (before waiver)	$1,000	$1,000.00(2)(4)	$2.37(3)	0.71%
C Class (after waiver)	$1,000	$1,000.00(2)	$1.03(3)	0.31%
C Class (before waiver)	$1,000	$1,000.00(2)(4)	$4.03(3)	1.21%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.65	$1.37	0.27%
Investor Class (before waiver)	$1,000	$1,022.70	$2.33	0.46%
A Class (after waiver)	$1,000	$1,023.30(5)	$1.72(5)	0.34%
A Class (before waiver)	$1,000	$1,021.45(5)	$3.59(5)	0.71%
C Class (after waiver)	$1,000	$1,023.45(5)	$1.57(5)	0.31%
C Class (before waiver)	$1,000	$1,018.95(5)	$6.11(5)	1.21%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value based on actual return from December 1, 2015 (commencement of sale) through March 31, 2016.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 122, the number of days in the period from December 1, 2015 (commencement of sale) through March 31, 2016, divided by 366, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

(5)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

6

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES(1) — 82.4%
Adjustable-Rate U.S. Government Agency Securities — 17.9%
Federal Farm Credit Bank, VRN, 0.43%, 4/1/16	$25,000,000	$24,997,480
Federal Farm Credit Bank, VRN, 0.38%, 4/5/16	8,000,000	7,999,963
Federal Farm Credit Bank, VRN, 0.42%, 4/5/16	5,000,000	4,997,687
Federal Farm Credit Bank, VRN, 0.43%, 4/19/16	19,000,000	19,000,000
Federal Home Loan Bank, VRN, 0.41%, 4/2/16	18,500,000	18,500,079
Federal Home Loan Bank, VRN, 0.43%, 4/2/16	8,500,000	8,500,000
Federal Home Loan Bank, VRN, 0.42%, 4/12/16	116,000,000	116,000,000
Federal Home Loan Bank, VRN, 0.39%, 4/18/16	25,000,000	25,000,000
Federal Home Loan Bank, VRN, 0.48%, 4/18/16	10,000,000	9,999,989
Federal Home Loan Bank, VRN, 0.41%, 4/20/16	25,000,000	25,000,000
Federal Home Loan Bank, VRN, 0.52%, 4/23/16	13,000,000	13,000,006
Federal Home Loan Bank, VRN, 0.58%, 5/25/16	9,250,000	9,250,000
		282,245,204
Fixed-Rate U.S. Government Agency Securities — 64.5%
Federal Farm Credit Bank, 0.23%, 4/7/16	33,500,000	33,498,716
Federal Home Loan Bank, 0.25%, 4/1/16	20,000,000	20,000,000
Federal Home Loan Bank, 0.24%, 4/8/16	35,000,000	34,998,367
Federal Home Loan Bank, 0.35%, 4/20/16	35,000,000	34,993,664
Federal Home Loan Bank, 0.34%, 4/22/16	15,000,000	14,997,025
Federal Home Loan Bank, 0.38%, 4/22/16	54,000,000	53,988,093
Federal Home Loan Bank, 0.40%, 4/26/16	40,000,000	39,989,167
Federal Home Loan Bank, 0.42%, 4/29/16	50,000,000	49,984,056
Federal Home Loan Bank, 0.42%, 5/4/16	80,000,000	79,969,933
Federal Home Loan Bank, 0.41%, 5/6/16	40,000,000	39,984,289
Federal Home Loan Bank, 0.39%, 5/11/16	40,000,000	39,982,756
Federal Home Loan Bank, 0.39%, 5/20/16	110,000,000	109,943,105
Federal Home Loan Bank, 0.40%, 5/27/16	102,000,000	101,938,120
Federal Home Loan Bank, 0.39%, 6/9/16	13,000,000	12,990,532
Federal Home Loan Bank, 0.40%, 6/10/16	34,000,000	33,974,217
Federal Home Loan Bank, 0.38%, 6/17/16	50,000,000	49,960,430
Federal Home Loan Bank, 0.62%, 6/17/16	40,000,000	39,948,068
Federal Home Loan Bank, 0.60%, 6/22/16	9,000,000	8,987,905
Federal Home Loan Bank, 0.37%, 6/24/16	25,000,000	24,978,533
Federal Home Loan Bank, 0.34%, 7/1/16	20,000,000	19,983,064
Federal Home Loan Bank, 0.59%, 7/11/16	65,000,000	64,893,319
Federal Home Loan Bank, 0.51%, 7/22/16	7,000,000	6,989,111
Federal Home Loan Bank, 0.50%, 8/26/16	10,000,000	9,979,828
Federal Home Loan Bank, 0.42%, 8/29/16	4,250,000	4,242,740
Federal Home Loan Bank, 0.72%, 2/17/17	10,000,000	10,000,000
Federal Home Loan Bank, 0.80%, 3/30/17	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 0.23%, 4/4/16	23,500,000	23,499,551

7

	Principal Amount	Value
Federal Home Loan Mortgage Corp., 0.50%, 8/2/16	$30,000,000	$29,949,877
Federal National Mortgage Association, 2.375%, 4/11/16	10,000,000	10,005,581
		1,014,650,047
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		1,296,895,251
U.S. TREASURY SECURITIES(1) — 11.8%
U.S. Treasury Bills, 0.28%, 4/14/16	13,500,000	13,498,635
U.S. Treasury Bills, 0.27%, 4/21/16	47,000,000	46,992,950
U.S. Treasury Bills, 0.67%, 3/2/17	15,000,000	14,907,875
U.S. Treasury Notes, VRN, 0.35%, 4/5/16	17,275,000	17,274,805
U.S. Treasury Notes, VRN, 0.37%, 4/5/16	7,500,000	7,500,036
U.S. Treasury Notes, VRN, 0.38%, 4/5/16	25,000,000	24,997,437
U.S. Treasury Notes, 2.00%, 4/30/16	25,000,000	25,033,574
U.S. Treasury Notes, 0.375%, 5/31/16	15,000,000	15,003,777
U.S. Treasury Notes, 0.50%, 6/15/16	20,000,000	20,011,310
TOTAL U.S. TREASURY SECURITIES		185,220,399
CORPORATE BONDS — 5.3%
Fairfield North Texas Associates LP, VRDN, 0.44%, 4/7/16 (LOC: FHLB)	4,800,000	4,800,000
Greenback San Juan Associates LP, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	7,800,000	7,800,000
Hart Family Holdings LLC, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	13,335,000	13,335,000
KDF Heninger LP, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	4,500,000	4,500,000
Saddleback Valley Community Church, VRDN, 0.45%, 4/7/16 (LOC: FHLB)	8,165,000	8,165,000
Santa Monica Ocean Park Partners LP, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	10,200,000	10,200,000
Varenna Care Center LP, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	8,765,000	8,765,000
Warren LLC (The), VRDN, 0.43%, 4/7/16 (LOC: FHLB)(2)	26,300,000	26,300,000
TOTAL CORPORATE BONDS		83,865,000
MUNICIPAL SECURITIES — 2.5%
ABAG Finance Authority for Nonprofit Corp. Rev., Series 2002 A, (Fine Arts Building), VRDN, 0.45%, 4/7/16 (LOC: FNMA)	2,015,000	2,015,000
California Infrastructure & Economic Development Bank Rev., (iWorks, Inc.), VRDN, 0.44%, 4/7/16 (LOC: City National Bank and FHLB)	1,665,000	1,665,000
California Statewide Communities Development Authority Rev., (Encanto Homes), VRDN, 0.44%, 4/7/16 (LOC: East West Bank and FHLB)	1,200,000	1,200,000
California Statewide Communities Development Authority Rev., VRDN, 0.44%, 4/7/16 (LOC: East West Bank and FHLB)	4,320,000	4,320,000
Florida Housing Finance Corp. Rev., Series 2002 A-2, (Brentwood Apartments), VRDN, 0.45%, 4/7/16 (LOC: FNMA)	335,000	335,000
Illinois Finance Authority Rev., (Cinnamon Lake Towers), VRDN, 0.70%, 4/7/16 (LIQ FAC: FHLMC)	4,000,000	4,000,000
JJB Properties LLC Rev., (Rental Property), VRDN, 0.43%, 4/7/16 (LOC: Arvest Bank and FHLB)	4,475,000	4,475,000
New York City Housing Development Corp. Rev., Series 2006 B, (Rivereast Apartments), VRDN, 0.40%, 4/6/16 (LOC: FHLMC)	1,575,000	1,575,000
New York City Industrial Development Agency Rev., VRDN, 0.03%, 4/3/16 (LOC: First Republic Bank and FHLB)	14,515,000	14,515,000
Pierce County Economic Development Corp. Rev., VRDN, 0.62%, 4/7/16 (LOC: FHLB and Homestreet Bank)	1,705,000	1,705,000

8

	Principal Amount/Shares	Value
Washington State Housing Finance Commission Rev., Series 2005 B, (Fairwinds), VRDN, 0.40%, 4/7/16 (LOC: East West Bank and FHLB)	$4,195,000	$4,195,000
TOTAL MUNICIPAL SECURITIES		40,000,000
TEMPORARY CASH INVESTMENTS — 0.2%
SSgA U.S. Government Money Market Fund, Class N	2,298,871	2,298,871
TOTAL INVESTMENT SECURITIES — 102.2%		1,608,279,521
OTHER ASSETS AND LIABILITIES — (2.2)%		(34,029,840)
TOTAL NET ASSETS — 100.0%		$1,574,249,681

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $26,300,000, which represented 1.7% of total net assets.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,608,279,521
Receivable for investments sold	35,000
Receivable for capital shares sold	629,494
Interest receivable	521,076
1,609,465,091

Liabilities
Payable for investments purchased	34,498,135
Payable for capital shares redeemed	205,005
Accrued management fees	512,253
Dividends payable	17
35,215,410

Net Assets	$1,574,249,681

Net Assets Consist of:
Capital paid in	$1,574,498,580
Accumulated net realized loss	(248,899)
$1,574,249,681

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,574,172,917	1,574,426,624	$1.00
A Class	$51,763	51,763	$1.00
C Class	$25,001	25,001	$1.00

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$3,565,828

Expenses:
Management fees	6,729,413
Distribution and service fees:
A Class	30
C Class	63
Trustees' fees and expenses	76,901
Other expenses	1,776
6,808,183
Fees waived	(3,391,050)
3,417,133

Net investment income (loss)	148,695

Net realized gain (loss) on investment transactions	63,804

Net Increase (Decrease) in Net Assets Resulting from Operations	$212,499

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$148,695	$129,822
Net realized gain (loss)	63,804	12,570
Net increase (decrease) in net assets resulting from operations	212,499	142,392

Distributions to Shareholders
From net investment income:
Investor Class	(148,692)	(129,822)
A Class	(2)	—
C Class	(1)	—
Decrease in net assets from distributions	(148,695)	(129,822)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	200,956,047	132,441,278

Net increase (decrease) in net assets	201,019,851	132,453,848

Net Assets
Beginning of period	1,373,229,830	1,240,775,982
End of period	$1,574,249,681	$1,373,229,830

See Notes to Financial Statements.

12

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (formerly Premium Money Market Fund) (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and pursuing capital.

The fund offers the Investor Class, the A Class and the C Class. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. Sale of the A Class and C Class commenced on December 1, 2015.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

13

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 56% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on each class's daily net assets and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the period ended March 31, 2016 was $3,390,931, $14 and $12 for the Investor Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the period ended March 31, 2016 was 0.45%. The effective annual management fee after waiver for each class for the period ended March 31, 2016 was 0.22% for Investor Class, 0.34% for A Class and 0.31% for C Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2016 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class and C Class for the period ended March 31, 2016, the total amount of the waiver was $30 and $63, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

14

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016(1)		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,020,416,585	$1,020,416,585	412,685,631	$412,685,631
Issued in reinvestment of distributions	148,265	148,265	129,477	129,477
Redeemed	(819,685,567)	(819,685,567)	(280,373,830)	(280,373,830)
	200,879,283	200,879,283	132,441,278	132,441,278
A Class
Sold	94,261	94,261	—	—
Issued in reinvestment of distributions	2	2	—	—
Redeemed	(42,500)	(42,500)	—	—
	51,763	51,763	—	—
C Class
Sold	38,000	38,000	—	—
Issued in reinvestment of distributions	1	1	—	—
Redeemed	(13,000)	(13,000)	—	—
	25,001	25,001	—	—
Net increase (decrease)	200,956,047	$200,956,047	132,441,278	$132,441,278

(1)	December 1, 2015 (commencement of sale) through March 31, 2016 for the A Class and C Class.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

15

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Securities	—	$1,296,895,251	—
U.S. Treasury Securities	—	185,220,399	—
Corporate Bonds	—	83,865,000	—
Municipal Securities	—	40,000,000	—
Temporary Cash Investments	$2,298,871	—	—
	$2,298,871	$1,605,980,650	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$148,695	$129,822
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the fund had accumulated short-term capital losses of $(248,899), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(248,263) and $(636) expire in 2017 and 2018, respectively.

7. Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds. The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors. In response to the amendments to the rules, on June 16, 2015, the Board of Trustees approved a proposal to convert the fund into a government money market fund—a fund that invests 99.5% of its total assets in cash, U.S. government securities, and fully collateralized repurchase agreements. On October 5, 2015, shareholders of the fund approved a change to the fund’s fundamental concentration policy and investment objective that enabled the fund to operate as a government money market fund effective December 1, 2015. Changing the fund to a government money market fund allows the fund to seek to maintain a stable NAV, operate without imposing liquidity fees or suspending shareholder redemptions, and allow current fund shareholders (retail and institutional) to continue investing in the fund. Additionally, the fund changed its name to U.S. Government Money Market Fund.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2016	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.46%	0.01%	(0.22)%	$1,574,173
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	0.46%	0.01%	(0.30)%	$1,373,230
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.17%	0.46%	0.01%	(0.28)%	$1,240,776
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.29%	0.46%	0.01%	(0.16)%	$1,083,806
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.28%	0.46%	0.01%	(0.17)%	$978,696
A Class
2016(3)	$1.00	—(2)	—(2)	$1.00	0.00%	0.34%(4)	0.71%(4)	0.01%(4)	(0.35)%(4)	$52
C Class
2016(3)	$1.00	—(2)	—(2)	$1.00	0.00%	0.31%(4)	1.21%(4)	0.01%(4)	(0.88)%(4)	$25

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	December 1, 2015 (commencement of sale) through March 31, 2016.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the U.S. Government Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Money Market Fund, formerly Premium Money Market Fund, (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

18

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

19

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

20

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

21

Proxy Voting Results

A special meeting of shareholders was held on October 5, 2015, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:
To approve a change in the fund’s concentration policy so that the fund "may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)."

For:	$1,258,346,572
Against:	$8,787,215
Abstain:	$3,586,036
Broker non-votes:	N/A

Proposal 2:
To approve a change in the fund’s investment objective to "the fund seeks current income while maintaining liquidity and preserving capital."

For:	$1,262,009,471
Against:	$5,228,300
Abstain:	$3,482,052
Broker non-votes:	N/A

22

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88880 1605

Annual Report

March 31, 2016

Prime Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	0.01%	0.01%	1.17%	11/17/93
A Class	ACAXX	0.01%	0.01%	1.08%	8/28/98
C Class	ARCXX	0.01%	0.01%	0.93%	5/7/02

Returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2016
7-Day Current Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
Before waiver	0.01%	-0.24%	-0.74%
7-Day Effective Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%

(1)	Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	53 days
Weighted Average Life	96 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	54%
31-90 days	24%
91-180 days	18%
More than 180 days	4%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$2.05	0.41%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.90	0.58%
A Class (after waiver)	$1,000	$1,000.10	$2.05	0.41%
A Class (before waiver)	$1,000	$1,000.10(2)	$4.15	0.83%
C Class (after waiver)	$1,000	$1,000.10	$2.05	0.41%
C Class (before waiver)	$1,000	$1,000.10(2)	$6.65	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.95	$2.07	0.41%
Investor Class (before waiver)	$1,000	$1,022.10	$2.93	0.58%
A Class (after waiver)	$1,000	$1,022.95	$2.07	0.41%
A Class (before waiver)	$1,000	$1,020.85	$4.19	0.83%
C Class (after waiver)	$1,000	$1,022.95	$2.07	0.41%
C Class (before waiver)	$1,000	$1,018.35	$6.71	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
COMMERCIAL PAPER(1) — 47.4%
Barclays Bank PLC, 0.71%, 5/25/16 (LOC: Barclays Bank PLC)	$35,000,000	$34,963,253
Bennington Stark Capital Co. LLC, 0.52%, 5/16/16 (LOC: Societe Generale SA)(2)	20,000,000	19,987,250
BNP Paribas SA, 0.24%, 4/1/16	50,000,000	50,000,000
Chariot Funding LLC, 0.87%, 7/1/16(2)	27,125,000	27,066,719
Chariot Funding LLC, 0.81%, 8/16/16(2)	15,000,000	14,954,333
Charta LLC, 0.59%, 6/2/16(2)	40,000,000	39,960,044
Charta LLC, 0.59%, 6/13/16(2)	25,000,000	24,970,597
Chevron Corp., 0.52%, 6/2/16(2)	30,000,000	29,973,650
Chevron Corp., 0.61%, 7/11/16(2)	30,000,000	29,949,500
City of Philadelphia, PA, 0.60%, 4/6/16 (LOC: Wells Fargo Bank N.A.)	7,000,000	7,000,000
Concord Minutemen Capital Co. LLC, 0.48%, 4/6/16(2)	25,000,000	24,998,368
Concord Minutemen Capital Co. LLC, 0.48%, 5/3/16(2)	20,000,000	19,991,644
Concord Minutemen Capital Co. LLC, 0.48%, 5/16/16(2)	29,000,000	28,982,962
CRC Funding LLC, 0.58%, 5/12/16(2)	30,000,000	29,980,525
CRC Funding LLC, 0.58%, 5/23/16(2)	50,000,000	49,958,833
Crown Point Capital Co. LLC, 0.63%, 5/23/16 (LOC: Credit Suisse AG)(2)	50,000,000	50,000,000
Crown Point Capital Co. LLC, 0.72%, 10/28/16 (LOC: Credit Suisse AG)(2)	20,000,000	20,000,000
Jupiter Securitization Co. LLC, 0.81%, 8/2/16(2)	25,000,000	24,931,667
Jupiter Securitization Co. LLC, 0.81%, 8/8/16(2)	40,000,000	39,885,333
Los Angeles County Metropolitan Transportation Authority, 0.50%, 5/16/16 (LOC: MUFG Union Bank NA)	8,000,000	8,000,000
Old Line Funding LLC, 0.79%, 7/27/16 (LOC: Royal Bank of Canada)(2)	50,000,000	50,000,000
Old Line Funding LLC, 0.79%, 8/10/16 (LOC: Royal Bank of Canada)(2)	25,000,000	24,929,042
Ridgefield Funding Co. LLC, 0.63%, 9/23/16 (LOC: BNP Paribas)(2)	25,000,000	25,000,000
State of California GO, 0.61%, 5/12/16 (LOC: Wells Fargo Bank N.A.)	20,000,000	20,000,000
Thunder Bay Funding LLC, 0.58%, 5/16/16 (LOC: Royal Bank of Canada)(2)	25,000,000	24,982,188
Thunder Bay Funding LLC, 0.71%, 6/23/16 (LOC: Royal Bank of Canada)(2)	20,000,000	19,967,722
Thunder Bay Funding LLC, 0.79%, 7/20/16 (LOC: Royal Bank of Canada)(2)	25,000,000	25,000,000
Toyota Motor Credit Corp., 0.69%, 8/8/16	40,000,000	40,000,000
Toyota Motor Credit Corp., 0.71%, 9/28/16(3)	40,000,000	40,000,000
TOTAL COMMERCIAL PAPER		845,433,630
CERTIFICATES OF DEPOSIT — 16.5%
Bank of Monteral, 0.98%, 10/11/16	15,000,000	15,000,000
Bank of Montreal, 0.65%, 4/6/16	20,000,000	20,000,000
Bank of Montreal, 0.73%, 6/23/16	25,000,000	25,000,000
Bank of Montreal, 0.70%, 9/1/16	25,000,000	25,000,000

7

	Principal Amount	Value
Bank of Nova Scotia, 0.85%, 11/23/16	$50,000,000	$50,000,000
Bank of Nova Scotia, 0.96%, 3/14/17	25,000,000	25,000,000
Toronto-Dominion Bank (The), 0.68%, 6/6/16 (LOC: Toronto Dominion Bank)	15,000,000	15,000,000
Toronto-Dominion Bank (The), 0.79%, 7/15/16 (LOC: Toronto Dominion Bank)	10,000,000	10,000,000
Toronto-Dominion Bank (The), 0.87%, 10/17/16 (LOC: Toronto Dominion Bank)	25,000,000	25,000,000
Wells Fargo Bank N.A., 0.79%, 7/6/16	35,000,000	35,000,000
Wells Fargo Bank N.A., 0.80%, 8/8/16	50,000,000	50,000,000
TOTAL CERTIFICATES OF DEPOSIT		295,000,000
MUNICIPAL SECURITIES — 13.1%
ABAG Finance Authority for Nonprofit Corps., Series 2001 B, (Public Policy Institute), VRDN, 0.55%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000
California Enterprise Development Authority Rev., Series 2008 B, (Sconza Candy), VRDN, 0.52%, 4/7/16 (LOC: Comerica Bank)	1,480,000	1,480,000
California Health Facilities Financing Authority Rev., (Social Model Recovery Systems, Inc.), VRDN, 0.49%, 4/7/16 (LOC: Preferred Bank and FHLB)	4,705,000	4,705,000
California Infrastructure & Economic Development Bank Rev., Series 2008 B, (Hillview Mental Health Center, Inc.), VRDN, 0.59%, 4/7/16 (LOC: Comerica Bank)	15,000	15,000
California Infrastructure & Economic Development Bank Rev., Series 2011 B, (Bay Photo, Inc.), VRDN, 0.59%, 4/7/16 (LOC: Comerica Bank)	275,000	275,000
California Infrastructure & Economic Development Bank Rev., Series 2014 B, (Canyon Plastics, Inc. Project), VRDN, 0.54%, 4/7/16 (LOC: Bank of the West)	6,615,000	6,615,000
California Infrastructure & Economic Development Bank Rev., VRDN, 0.59%, 4/7/16 (LOC: Comerica Bank)	730,000	730,000
California Infrastructure & Economic Development Bank Rev., VRDN, 0.59%, 4/7/16 (LOC: Comerica Bank)	255,000	255,000
California Municipal Finance Authority Rev., (High Desert), VRDN, 0.54%, 4/7/16 (LOC: MUFG Union Bank N.A.)	140,000	140,000
City of Kansas City Rev., Series 2009 B, (Hotel Redevelopment), VRDN, 0.40%, 4/6/16 (LOC: JPMorgan Chase Bank N.A.)	5,275,000	5,275,000
City of Kansas City Rev., Series 2009 D, (Chouteau I-35), VRDN, 0.40%, 4/6/16 (LOC: JPMorgan Chase Bank N.A.)	3,475,000	3,475,000
City of Kansas City Rev., VRDN, 0.44%, 4/6/16 (LOC: U.S. Bank N.A.)	4,100,000	4,100,000
City of Salinas, CA COP, (Fairways Golf), VRDN, 0.55%, 4/7/16 (LOC: Rabobank Nederland)	4,540,000	4,540,000
Colorado Housing & Finance Authority Rev., Series 2005 B, (Closet Factory), VRDN, 0.49%, 4/7/16 (LOC: Colorado Business Bank and FHLB)	215,000	215,000
Columbus Development Authority Rev., (Adjustable, Taxable Development), VRDN, 0.48%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	1,990,000	1,990,000
County of Broward Rev., Series 2007 B, VRDN, 0.39%, 4/6/16 (LOC: Citibank N.A.)	5,500,000	5,500,000
County of Winnebago Industrial Development Rev., (Seward Screw Products, Inc.), VRDN, 0.44%, 4/7/16 (LOC: Alpine Bank and Trust Co. and FHLB)	1,500,000	1,500,000
Hesperia Public Financing Authority Rev., VRDN, 0.45%, 4/6/16 (LOC: Bank of the West)	4,795,000	4,795,000
Idaho Housing & Finance Association Rev., (Traditions), VRDN, 0.45%, 4/6/16 (LOC: FHLMC)	850,000	850,000

8

	Principal Amount	Value
Johnson City Health & Educational Facilities Board Rev., (Mountain Street), VRDN, 0.40%, 4/6/16 (LOC: U.S. Bank N.A.)	$22,150,000	$22,150,000
Kentucky Housing Corp. Rev., Series 2006 T, (Taxable), VRDN, 0.38%, 4/6/16 (SBBPA: Kentucky Housing Corp.)	8,455,000	8,455,000
Lansing Economic Development Corp., (Accident Fund), VRDN, 0.43%, 4/7/16 (LOC: FHLB)	16,805,000	16,805,000
Lee County Housing Finance Authority Rev., Series 2002 B, (University Club Apartment), VRDN, 0.50%, 4/7/16 (LOC: FNMA)	395,000	395,000
Maine State Housing Authority Rev., Series 2013 G, VRDN, 0.60%, 4/7/16 (SBBPA: Bank of New York Mellon)	30,000,000	30,000,000
Massachusetts Development Finance Agency Rev., (Worcester Polytechnic Institute), VRDN, 0.40%, 4/6/16 (LOC: TD Bank N.A.)	400,000	400,000
Mississippi Business Finance Corp. Rev., Series 2007 B, (Taxable Gulfport), VRDN, 0.44%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	2,195,000	2,195,000
Nassau Health Care Corp. Rev., Series 2009 A, VRDN, 0.40%, 4/6/16 (LOC: JPMorgan Chase Bank N.A.)	4,630,000	4,630,000
Northstar Student Loan Trust II Rev., (Adjustable Student Loan), VRDN, 0.48%, 4/7/16 (LOC: Royal Bank of Canada)	23,708,000	23,708,000
Oklahoma University Hospital Rev., Series 2005 B, VRDN, 0.43%, 4/6/16 (LOC: Bank of America N.A.)	5,235,000	5,235,000
Osceola County Housing Finance Authority Rev., Series 2002 B, (Regatta Bay Apartments), VRDN, 0.45%, 4/6/16 (LOC: FNMA)	740,000	740,000
Pasadena Public Financing Authority Rev., (Taxable), VRDN, 0.40%, 4/7/16 (SBBPA: Bank of the West)	7,510,000	7,510,000
Scranton Redevelopment Authority Rev., VRDN, 0.66%, 4/7/16 (LOC: PNC Bank N.A.)	5,870,000	5,870,000
South Dakota Housing Development Authority Rev., Series 2015 C, VRDN, 0.45%, 4/7/16 (SBBPA: South Dakota Housing Development Authority)	20,000,000	20,000,000
St. Paul's Episcopal Church Rev., VRDN, 0.45%, 4/6/16 (LOC: JPMorgan Chase Bank N.A.)	5,400,000	5,400,000
Town of Dover-Foxcroft Rev., (Pleasant River Lumber Company), VRDN, 0.60%, 4/6/16 (LOC: Wells Fargo Bank N.A.)	435,000	435,000
Traer Creek Metropolitan District Rev., VRDN, 0.47%, 4/6/16 (LOC: BNP Paribas)	9,473,000	9,473,000
Washington Economic Development Finance Authority Rev., Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.54%, 4/7/16 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., (Merrill Gardens Queen Anne LLC), VRDN, 0.50%, 4/7/16 (LOC: FNMA)	315,000	315,000
Washington State Housing Finance Commission Rev., (Traditions South), VRDN, 0.45%, 4/6/16 (LIQ FAC: FHLMC)	770,000	770,000
Washington State Housing Finance Commission Rev., Series 2004 B, (Renton Centre), VRDN, 0.50%, 4/7/16 (LIQ FAC: FNMA)	420,000	420,000
Washington State Housing Finance Commission Rev., Series 2005 B, (The Lodge At Eagle Ridge), VRDN, 0.40%, 4/7/16 (LOC: East West Bank and FHLB)	3,425,000	3,425,000
Washington State Housing Finance Commission Rev., Series 2015 B, (Ballard Landmark Inn LLC), VRDN, 0.37%, 4/6/16 (LOC: East West Bank and FHLB)	13,560,000	13,560,000
West Covina Public Financing Authority Rev., Series 1999, (Subordinate Lien), VRDN, 0.48%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	1,685,000	1,685,000
TOTAL MUNICIPAL SECURITIES		233,466,000
CORPORATE BONDS — 12.6%
2880 Stevens Creek LLC, VRDN, 0.50%, 4/6/16 (LOC: Bank of the West)	10,250,000	10,250,000
Bank of Nova Scotia (The), 1.10%, 12/13/16	13,500,000	13,517,746

9

	Principal Amount	Value
Chipmatic/Ottawa Property Group, VRDN, 0.58%, 4/7/16 (LOC: Comerica Bank)	$1,535,000	$1,535,000
CHS Properties, Inc., VRDN, 0.46%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	1,666,000	1,666,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.42%, 4/7/16 (LOC: FHLB)	24,530,000	24,530,000
D & I Properties LLC, VRDN, 0.45%, 4/6/16 (LOC: Wells Fargo Bank N.A.)	3,650,000	3,650,000
DCC Development Corp., VRDN, 0.43%, 4/7/16 (LOC: FHLB)	3,600,000	3,600,000
East Grand Office Park LP, VRDN, 0.44%, 4/7/16 (LOC: FHLB)	4,560,000	4,560,000
EMF LLC, VRDN, 0.52%, 4/6/16 (LOC: Comerica Bank)	4,090,000	4,090,000
Esplanade Theatres LLC, VRDN, 0.46%, 4/7/16 (LOC: FHLB)	2,475,000	2,475,000
First Baptist Church of Opelika, VRDN, 0.43%, 4/8/16 (LOC: FHLB)	4,320,000	4,320,000
Flatley Hospitality LLC, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	555,000	555,000
GFRE Holdings LLC, VRDN, 0.43%, 4/7/16 (LOC: FHLB)	1,210,000	1,210,000
HHH Investment Co., VRDN, 0.45%, 4/6/16 (LOC: Bank of the West)	14,890,000	14,890,000
Jungs Station Associates, VRDN, 0.49%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	3,200,000	3,200,000
Labcon North America, VRDN, 0.44%, 4/6/16 (LOC: Bank of the West )	2,820,000	2,820,000
Lakeport Group LLC, VRDN, 0.42%, 4/6/16 (LOC: MUFG Union Bank NA)	3,510,000	3,510,000
Manse on Marsh LP, VRDN, 0.42%, 4/7/16 (LOC: FHLB)	10,065,000	10,065,000
Ness Family Partners LP, VRDN, 0.44%, 4/6/16 (LOC: Bank of the West)	6,510,000	6,510,000
Norlan Partners LP, VRDN, 0.64%, 4/7/16 (LOC: FHLB)(2)	2,335,000	2,335,000
Northcreek Church, VRDN, 0.55%, 4/7/16 (LOC: FHLB)	7,630,000	7,630,000
Partisan Property, Inc., Series 2014, VRDN,, 0.42%, 4/6/16 (LOC: Wells Fargo Bank N.A.)	7,380,000	7,380,000
Provence LLC, VRDN, 0.64%, 4/7/16 (LOC: FHLB)(2)	3,425,000	3,425,000
Providence Health & Services - Washington, VRDN, 0.45%, 4/7/16 (LOC: U.S. Bank N.A.)	5,840,000	5,840,000
Relay Relay LLC, VRDN, 0.42%, 4/7/16 (LOC: FHLB)	8,345,000	8,345,000
Royal Bank of Canada, MTN, 2.875%, 4/19/16	10,000,000	10,011,427
Salvation Army (The), VRDN, 0.58%, 4/7/16 (LOC: Bank of New York Mellon)	25,000,000	25,000,000
Sidal Realty Co. LP, VRDN, 0.35%, 4/7/16 (LOC: Wells Fargo Bank N.A.)	4,825,000	4,825,000
Toronto-Dominion Bank (The), 2.375%, 10/19/16	5,000,000	5,043,300
Toronto-Dominion Bank (The), MTN, VRN, 1.10%, 6/9/16	10,000,000	10,010,000
World Wildlife Fund, Inc., VRDN, 0.50%, 4/7/16 (LOC: JPMorgan Chase Bank N.A.)	17,395,000	17,395,000
TOTAL CORPORATE BONDS		224,193,473
U.S. TREASURY SECURITIES(1) — 12.5%
U.S. Treasury Bills, 0.67%, 3/2/17	45,000,000	44,723,625
U.S. Treasury Notes, VRN, 0.35%, 4/5/16	48,600,000	48,599,691
U.S. Treasury Notes, VRN, 0.38%, 4/5/16	19,500,000	19,495,003
U.S. Treasury Notes, VRN, 0.47%, 4/5/16	10,000,000	10,000,000
U.S. Treasury Notes, 0.25%, 5/15/16	50,000,000	50,002,811
U.S. Treasury Notes, 5.125%, 5/15/16	25,000,000	25,146,349
U.S. Treasury Notes, 0.625%, 8/15/16	25,000,000	25,010,167
TOTAL U.S. TREASURY SECURITIES		222,977,646

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.2%
SSgA U.S. Government Money Market Fund, Class N	2,761,056	$2,761,056
TOTAL INVESTMENT SECURITIES — 102.3%		1,823,831,805
OTHER ASSETS AND LIABILITIES — (2.3)%		(41,566,844)
TOTAL NET ASSETS — 100.0%		$1,782,264,961

NOTES TO SCHEDULE OF INVESTMENTS
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
MTN	-	Medium Term Note
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $651,230,377, which represented 36.5% of total net assets.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,823,831,805
Receivable for investments sold	954,000
Receivable for capital shares sold	3,379,609
Interest receivable	1,421,661
1,829,587,075

Liabilities
Payable for investments purchased	45,098,057
Payable for capital shares redeemed	1,360,411
Accrued management fees	863,542
Dividends payable	104
47,322,114

Net Assets	$1,782,264,961

Net Assets Consist of:
Capital paid in	$1,782,750,314
Accumulated net realized loss	(485,353)
$1,782,264,961

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,563,574,035	1,564,056,541	$1.00
A Class	$209,165,346	209,181,544	$1.00
C Class	$9,525,580	9,525,826	$1.00

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$6,137,084

Expenses:
Management fees	11,166,241
Distribution and service fees:
A Class	501,535
B Class	813
C Class	66,462
Trustees' fees and expenses	102,179
Other expenses	6,654
11,843,884
Fees waived	(5,902,914)
5,940,970

Net investment income (loss)	196,114

Net realized gain (loss) on investment transactions	120,592

Net Increase (Decrease) in Net Assets Resulting from Operations	$316,706

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$196,114	$206,862
Net realized gain (loss)	120,592	43,954
Net increase (decrease) in net assets resulting from operations	316,706	250,816

Distributions to Shareholders
From net investment income:
Investor Class	(174,856)	(186,648)
A Class	(20,351)	(19,463)
B Class	(8)	(19)
C Class	(899)	(732)
Decrease in net assets from distributions	(196,114)	(206,862)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(225,215,280)	(227,592,262)

Net increase (decrease) in net assets	(225,094,688)	(227,548,308)

Net Assets
Beginning of period	2,007,359,649	2,234,907,957
End of period	$1,782,264,961	$2,007,359,649

See Notes to Financial Statements.

14

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, the A Class and the C Class. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, forward commitments and when-issued securities. American Century Investment Management, Inc. (ACIM)(the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 6% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. This fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the year ended March 31, 2016 was $4,785,185, $525,957, $296 and $22,666 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2016 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 0.30% for the Investor Class, 0.31% for the A Class and 0.31% for the C Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class and C Class for the year ended March 31, 2016, the total amount of the waiver was $501,535, $813 and $66,462, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

16

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,118,100,112	$1,118,100,112	1,378,738,123	$1,378,738,123
Issued in reinvestment of distributions	164,464	164,464	185,351	185,351
Redeemed	(1,367,852,287)	(1,367,852,287)	(1,580,100,695)	(1,580,100,695)
	(249,587,711)	(249,587,711)	(201,177,221)	(201,177,221)
A Class
Sold	288,251,885	288,251,885	264,401,191	264,401,191
Issued in reinvestment of distributions	19,976	19,976	19,343	19,343
Redeemed	(266,079,413)	(266,079,413)	(290,975,495)	(290,975,495)
	22,192,448	22,192,448	(26,554,961)	(26,554,961)
B Class
Issued in reinvestment of distributions	8	8	19	19
Redeemed	(199,122)	(199,125)	(180,444)	(180,444)
	(199,114)	(199,117)	(180,425)	(180,425)
C Class
Sold	7,529,637	7,529,637	7,004,477	7,004,477
Issued in reinvestment of distributions	875	875	712	712
Redeemed	(5,151,412)	(5,151,412)	(6,684,844)	(6,684,844)
	2,379,100	2,379,100	320,345	320,345
Net increase (decrease)	(225,215,277)	$(225,215,280)	(227,592,262)	$(227,592,262)

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

17

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Commercial Paper	—	$845,433,630	—
Certificates of Deposit	—	295,000,000	—
Municipal Securities	—	233,466,000	—
Corporate Bonds	—	224,193,473	—
U.S. Treasury Securities	—	222,977,646	—
Temporary Cash Investments	$2,761,056	—	—
	$2,761,056	$1,821,070,749	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$196,114	$206,862
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the fund had accumulated short-term capital losses of $(485,353), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited
$(459,307)	$(16,038)	$(10,008)

7.  Money Market Fund Reform

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market mutual funds. The amendments consist of structural and operational reforms intended to make money market funds more resilient for investors. In response to the amendments to the rules, beginning in the fall of 2016, the board will have the ability to impose a liquidity fee or suspend redemptions in times of severe market stress and the fund will only be available to shareholders who are retail investors. The fund will continue to seek to maintain a stable NAV. Management anticipates there will be no changes to the financial statement disclosures.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2016	$1.00	—(2)	—(2)	$1.00	0.01%	0.30%	0.58%	0.02%	(0.26)%	$1,563,574
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	0.58%	0.01%	(0.42)%	$1,813,054
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	0.58%	0.01%	(0.41)%	$2,014,191
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.58%	0.01%	(0.34)%	$2,031,353
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.58%	0.01%	(0.32)%	$2,080,533
A Class
2016	$1.00	—(2)	—(2)	$1.00	0.01%	0.32%	0.83%	0.00%(3)	(0.51)%	$209,165
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	0.83%	0.01%	(0.67)%	$186,961
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	0.83%	0.01%	(0.66)%	$213,512
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	0.83%	0.01%	(0.59)%	$166,572
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.83%	0.01%	(0.57)%	$96,120
C Class
2016	$1.00	—(2)	—(2)	$1.00	0.01%	0.32%	1.33%	0.00%(3)	(1.01)%	$9,526
2015	$1.00	—(2)	—(2)	$1.00	0.01%	0.15%	1.33%	0.01%	(1.17)%	$7,146
2014	$1.00	—(2)	—(2)	$1.00	0.01%	0.16%	1.33%	0.01%	(1.16)%	$6,825
2013	$1.00	—(2)	—(2)	$1.00	0.01%	0.23%	1.33%	0.01%	(1.09)%	$7,241
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.33%	0.01%	(1.07)%	$5,731

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

21

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

24

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88881 1605

Annual Report

March 31, 2016

Short Duration Inflation Protection Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	0.80%	1.50%	3.73%	—	5/31/05
Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	1.55%	0.77%	3.13%	—	—
Institutional Class	APISX	1.10%	1.71%	3.99%		5/31/05
A Class	APOAX				—	5/31/05
No sales charge		0.60%	1.24%	3.49%	—
With sales charge		-1.67%	0.77%	3.25%	—
C Class	APOCX	-0.20%	0.48%	2.74%	—	5/31/05
R Class	APORX	0.39%	1.01%	3.24%	—	5/31/05
R6 Class	APODX	1.15%	—	—	0.12%	7/26/13
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Average annual returns since inception are presented when ten years of performance history is not available. Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge. Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $14,431

Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $13,614

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.57%	0.37%	0.82%	1.57%	1.07%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond advanced 0.80%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 1.55%. Fund and index returns reflected the challenging environment for short-duration (less price sensitivity to interest rate changes) TIPS, including weak inflation and rising short-term Treasury yields. Fund returns reflect operating expenses, while index returns do not.

Headline Inflation Was Weak as Growth Remained Slow, Oil Prices Plunged

Against a backdrop of weak economic growth and plunging oil prices, U.S. headline inflation remained muted during the 12-month period ended March 31, 2016. According to the year-to-year change in the Consumer Price Index (CPI), headline inflation ended the period up 0.9%, compared with -0.1% a year earlier but still below the Federal Reserve’s (the Fed’s) target rate of 2.0%. Meanwhile, core CPI, which excludes food and energy costs, was up 2.2% for the 12-month period, compared with 1.8% in March 2015. Global commodity prices, which influence the headline inflation rate, declined significantly during the 12-month period, largely due to a sharp sell-off in the global oil markets triggered by supply/demand imbalances. For the 12-month period, Brent crude fell -28.49%, while West Texas Intermediate (WTI) crude dropped -19.76%.

Longer-term inflation expectations also declined. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 178 basis points (one basis point equals 0.01%) at the end of March 2015 to 163 basis points at the end of March 2016. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (1.63% or higher).

The low-inflation environment allowed the Fed to maintain accommodative monetary policies that eventually may trigger higher inflation. Specifically, the Fed continued to reinvest the coupon interest from its bond holdings (purchased as part of its quantitative easing program, which ended in October 2014) back into the bond market. And although the Fed started moving toward interest rate “normalization” in December 2015, it only lifted rates 25 basis points—from 0.00%-0.25% to 0.25%-0.50%. Furthermore, the Fed scaled back its forecast for additional rate hikes in 2016, suggesting monetary policy would remain relatively accommodative in 2016.

Mixed Economic Data, Investor Speculation About Fed Policy Triggered Bond Market Volatility

The combination of mixed U.S. economic data, slowing global growth, plunging oil prices, and investor speculation regarding the timing and magnitude of Fed rate hikes led to a volatile 12-month period. Early in the period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Broad bond market performance rebounded in the summer of 2015 as Greece reached a deal with its creditors. In addition, mounting concerns about slowing growth in China and its influence on the entire global economy triggered a flight to quality, which generally favored nominal U.S. Treasuries and pushed back a widely anticipated September rate hike from

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

the Fed. But falling commodity prices and lower inflation expectations led to negative returns for
TIPS. Investor expectations for the Fed to begin normalizing short-term interest rates at its
December monetary policy meeting pushed Treasury yields back up again late in 2015. On December 16, the Fed finally initiated “liftoff” and indicated the path to rate normalization would continue in 2016.

But more volatility preceded any possible normalization. The prospects for a first-quarter 2016 Fed rate hike quickly faded as weaker U.S. and global growth triggered recession fears early in the year, and nominal Treasury yields tumbled again. Yields headed back upward in late February as stabilization in the oil markets and new stimulus plans from the European Central Bank triggered a return to “risk-on” trading in the second half of the quarter. But in March, the Fed, citing concerns about global growth, reduced its rate hike forecast for 2016 from four to two, and nominal Treasury yields headed downward once again. TIPS rallied on the longer-term inflation implications of the Fed’s dovish stance.

Against this backdrop, the nominal U.S. Treasury yield curve flattened. Yields on Fed policy-sensitive shorter-maturity securities increased in anticipation of Fed tightening, while yields on longer-maturity securities declined due to weak global growth and low inflation. Overall, longer-duration (greater price sensitivity to interest rate changes) securities and strategies outperformed shorter duration. Despite the slow-growth, weak-inflation backdrop, TIPS performance remained positive for the one-year period, largely due to a modest uptick in breakeven rates late in the period, after the Fed reduced its rate-hike forecast. But TIPS generally underperformed nominal Treasuries and the broad investment-grade bond market.

Sector Allocation (Non-TIPS Exposure) Detracted from Relative Results

Approximately 88% of the portfolio was invested in TIPS at the end of March 2016. The remainder was invested in investment-grade and high-yield corporate bonds, which generally underperformed short-duration TIPS and detracted from the portfolio’s relative performance, and mortgage-backed securities, which generally outperformed short-duration TIPS and aided results relative to the all-TIPS index. In addition, a small, out-of benchmark position in Puerto Rico munis detracted from relative performance early in the period, prior to our liquidation of the position in 2015.

To diversify inflation protection, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked corporate and mortgage securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy positioned the portfolio with greater sensitivity to inflation, which detracted from performance as longer-term inflation expectations declined.

Outlook

We believe the divergence between headline and core inflation may be ending but will remain subject to the future direction of commodity prices. We also believe headline inflation eventually will converge with core inflation, and a stabilization in commodity prices coupled with continued U.S. economic growth ultimately will create higher inflation than is currently priced into the bond market. In the meantime, we expect to maintain the portfolio’s greater sensitivity to inflation due to attractive valuations in the TIPS sector.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	2.2 years
Weighted Average Life	3.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	87.4%
Collateralized Mortgage Obligations	4.8%
Corporate Bonds	3.4%
Asset-Backed Securities	1.6%
Commercial Mortgage-Backed Securities	1.3%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,015.00	$2.87	0.57%
Institutional Class	$1,000	$1,016.00	$1.86	0.37%
A Class	$1,000	$1,013.10	$4.13	0.82%
C Class	$1,000	$1,009.30	$7.89	1.57%
R Class	$1,000	$1,012.80	$5.38	1.07%
R6 Class	$1,000	$1,016.50	$1.61	0.32%
Hypothetical
Investor Class	$1,000	$1,022.15	$2.88	0.57%
Institutional Class	$1,000	$1,023.15	$1.87	0.37%
A Class	$1,000	$1,020.90	$4.14	0.82%
C Class	$1,000	$1,017.15	$7.92	1.57%
R Class	$1,000	$1,019.65	$5.40	1.07%
R6 Class	$1,000	$1,023.40	$1.62	0.32%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
U.S. TREASURY SECURITIES — 87.4%
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	$34,734,540	$36,591,136
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	33,926,400	35,490,203
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18(1)	219,328,600	223,311,169
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	76,192,071	80,436,198
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	115,479,182	124,732,529
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	206,260,320	210,805,885
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	117,338,085	127,644,945
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	35,058,880	37,559,560
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	57,159,920	58,408,807
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	157,683,703	169,676,337
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	73,220,163	74,403,766
TOTAL U.S. TREASURY SECURITIES (Cost $1,163,660,711)		1,179,060,535
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 4.8%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	106,739	111,160
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	633,460	654,480
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	538,114	483,257
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.95%, 4/1/16	832,567	828,364
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.84%, 4/1/16	1,591,718	1,525,740
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.58%, 4/1/16	2,167,562	2,117,809
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.44%, 4/1/16	867,440	815,851
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	799,252	780,669
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	907,385	928,077
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 4/1/16	836,619	800,324
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.74%, 4/1/16	1,211,878	1,066,979
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	1,323,210	1,360,536
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.84%, 4/1/16	904,242	907,957
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.76%, 4/1/16	1,541,465	1,463,732
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.89%, 4/1/16	1,108,659	1,108,537
JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 4.10%, 4/1/16	819,295	708,924
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	550,886	578,020

10

	Principal Amount	Value
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	$209,482	$209,303
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.64%, 4/1/16	302,802	295,701
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, VRN, 2.65%, 4/1/16	756,176	743,842
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.40%, 4/1/16	120,925	119,992
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	1,462,048	1,194,333
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(3)	859,385	890,975
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 4/1/16(3)	2,492,807	2,527,244
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.54%, 4/1/16	2,520,211	2,501,247
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.65%, 4/1/16	1,781,452	1,808,268
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.17%, 4/25/16	904,447	835,044
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.85%, 4/1/16	380,446	378,289
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,515,659	1,486,597
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.79%, 4/1/16	2,243,728	2,277,549
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.79%, 4/1/16	1,286,496	1,302,390
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.93%, 4/1/16	1,003,517	1,005,636
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.97%, 4/1/16	1,391,640	1,389,784
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,080,607	1,096,034
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	1,762,556	1,720,888
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	1,015,038	1,033,932
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	763,655	749,624
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	1,805,415	1,817,276
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	775,760	794,860
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 2.97%, 4/1/16	2,575,367	2,349,905
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.74%, 4/1/16	1,792,163	1,664,856
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 4/1/16	509,509	469,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.74%, 4/1/16	840,913	774,043
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.84%, 4/1/16	1,640,586	1,609,828
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 2.77%, 4/1/16	905,118	858,679
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	276,608	276,691

11

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	$587,524	$580,493
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	1,591,828	1,572,781
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	1,750,022	1,758,631
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	396,778	406,240
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	172,225	177,137
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	1,891,089	1,876,984
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	485,684	503,763
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, 5.25%, 3/25/37	1,280,356	1,310,426
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	73,686	74,715
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	862,271	848,376
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	2,208,862	2,179,922
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.28%, 4/1/16	322,727	317,114
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	675,600	711,034
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/16(3)	1,384,678	1,405,025
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $64,237,165)		64,145,539
CORPORATE BONDS — 3.4%
Aerospace and Defense†
L-3 Communications Corp., 5.20%, 10/15/19	200,000	213,171
Auto Components†
Tenneco, Inc., 6.875%, 12/15/20	250,000	259,063
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	300,000	316,976
Ford Motor Credit Co. LLC, 2.24%, 6/15/18	1,000,000	1,000,181
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,000,000	1,017,288
		2,334,445
Banks — 0.1%
Sberbank of Russia Via SB Capital SA, MTN, 5.40%, 3/24/17	1,400,000	1,434,428
Building Products — 0.1%
Masco Corp., 6.125%, 10/3/16	750,000	769,125
Chemicals†
Hexion, Inc., 8.875%, 2/1/18	200,000	138,000
LyondellBasell Industries NV, 5.00%, 4/15/19	400,000	427,693
		565,693
Consumer Finance — 0.1%
CIT Group, Inc., 5.00%, 5/15/17	1,500,000	1,530,000
Diversified Financial Services — 0.2%
Ally Financial, Inc., 3.60%, 5/21/18	1,500,000	1,496,250

12

	Principal Amount	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	$500,000	$500,000
MUFG Union Bank N.A., 2.625%, 9/26/18	390,000	397,156
		2,393,406
Diversified Telecommunication Services — 0.2%
AT&T, Inc., 5.50%, 2/1/18	500,000	536,219
Frontier Communications Corp., 8.50%, 4/15/20	1,000,000	1,030,000
Verizon Communications, Inc., 3.65%, 9/14/18	500,000	526,736
		2,092,955
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 7.75%, 7/15/16	470,000	477,105
Food and Staples Retailing — 0.1%
Dollar General Corp., 4.125%, 7/15/17	1,160,000	1,197,908
Gas Utilities — 0.2%
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(3)	400,000	418,454
Magellan Midstream Partners LP, 6.55%, 7/15/19	270,000	301,681
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18	1,200,000	1,203,000
		1,923,135
Health Care Equipment and Supplies†
Mallinckrodt International Finance SA, 3.50%, 4/15/18	500,000	482,500
Health Care Providers and Services — 0.4%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,720,000	1,741,500
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	1,515,000	1,586,962
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	666,000	673,909
HCA, Inc., 7.69%, 6/15/25	100,000	108,000
Tenet Healthcare Corp., 6.25%, 11/1/18	1,370,000	1,465,900
		5,576,271
Household Durables — 0.2%
Lennar Corp., 4.75%, 12/15/17	1,435,000	1,474,462
Toll Brothers Finance Corp., 4.00%, 12/31/18	1,480,000	1,535,500
		3,009,962
Insurance†
Lincoln National Corp., 6.25%, 2/15/20	120,000	134,233
IT Services — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	930,000	967,705
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	400,000	399,694
Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19	615,000	744,006
Dominion Gas Holdings LLC, 1.05%, 11/1/16	480,000	480,203
DPL, Inc., 6.50%, 10/15/16	101,000	103,399
NRG Energy, Inc., 7.625%, 1/15/18	1,140,000	1,216,950
Sempra Energy, 6.50%, 6/1/16	130,000	131,022
		2,675,580
Multiline Retail†
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	257,000	264,905

13

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 0.1%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	$500,000	$515,000
Anadarko Petroleum Corp., 5.95%, 9/15/16	380,000	386,261
Chesapeake Energy Corp., 8.00%, 12/15/22(3)	405,000	200,475
Petroleos Mexicanos, 6.00%, 3/5/20	250,000	265,000
		1,366,736
Pharmaceuticals — 0.2%
Actavis Funding SCS, 2.35%, 3/12/18	1,620,000	1,639,782
Mylan, Inc., 1.35%, 11/29/16	300,000	297,989
Perrigo Co. plc, 1.30%, 11/8/16	500,000	497,747
		2,435,518
Real Estate Investment Trusts (REITs) — 0.1%
HCP, Inc., 6.00%, 1/30/17	75,000	77,484
Hospitality Properties Trust, 5.625%, 3/15/17	500,000	516,613
		594,097
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(3)	869,000	872,259
Software†
Activision Blizzard, Inc., 5.625%, 9/15/21(3)	500,000	528,125
Specialty Retail — 0.2%
Hertz Corp. (The), 6.75%, 4/15/19	1,525,000	1,550,910
Rent-A-Center, Inc., 6.625%, 11/15/20	1,620,000	1,409,400
		2,960,310
Technology Hardware, Storage and Peripherals — 0.1%
Dell, Inc., 3.10%, 4/1/16	1,485,000	1,485,000
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	390,000	404,138
L Brands, Inc., 6.90%, 7/15/17	1,050,000	1,114,312
		1,518,450
Wireless Telecommunication Services — 0.4%
Sprint Communications, Inc., 6.00%, 12/1/16	2,600,000	2,596,750
T-Mobile USA, Inc., 6.46%, 4/28/19	2,630,000	2,695,750
		5,292,500
TOTAL CORPORATE BONDS (Cost $46,226,025)		45,754,279
ASSET-BACKED SECURITIES(2) — 1.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(3)	4,500,000	4,492,994
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(3)	2,625,000	2,574,072
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.69%, 4/15/16	3,200,000	3,188,264
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(3)	688,260	686,260
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 1.59%, 4/11/16(3)	2,390,000	2,386,745
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(3)	652,892	649,899
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	2,292,281	2,255,968

14

	Principal Amount/Shares	Value
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.89%, 4/17/16(3)	$2,262,229	$2,238,721
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	2,219,900	2,218,004
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	1,398,098	1,383,449
TOTAL ASSET-BACKED SECURITIES (Cost $22,244,546)		22,074,376
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 1.3%
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.24%, 4/15/16(3)	4,775,000	4,664,620
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(3)	2,275,000	2,262,335
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(3)	3,823,921	3,851,213
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 1.84%, 4/15/16(3)	3,700,000	3,603,036
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(3)	2,750,000	2,741,053
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,368,901)		17,122,257
TEMPORARY CASH INVESTMENTS — 1.7%
BNP Paribas SA, 0.25%, 4/1/16(4)	1,461,000	1,460,986
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(4)	13,033,000	13,032,855
SSgA U.S. Government Money Market Fund, Class N	8,529,650	8,529,650
TOTAL TEMPORARY CASH INVESTMENTS (Cost $23,023,650)		23,023,491
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,336,760,998)		1,351,180,477
OTHER ASSETS AND LIABILITIES — (0.2)%		(2,231,826)
TOTAL NET ASSETS — 100.0%		$1,348,948,651

15

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	6,122,607	USD	4,662,598	UBS AG	6/15/16	$15,255
USD	4,537,831	AUD	6,122,607	JPMorgan Chase Bank N.A.	6/15/16	(140,021)
CAD	1,785,934	USD	1,333,802	UBS AG	6/15/16	41,403
CAD	3,548,600	USD	2,718,977	UBS AG	6/15/16	13,515
USD	1,352,792	CAD	1,785,934	JPMorgan Chase Bank N.A.	6/15/16	(22,413)
USD	2,669,007	CAD	3,548,600	JPMorgan Chase Bank N.A.	6/15/16	(63,486)
CLP	1,830,728,447	USD	2,708,980	UBS AG	6/15/16	6,587
USD	2,658,045	CLP	1,830,728,446	UBS AG	6/15/16	(57,521)
USD	1,340,717	GBP	942,892	UBS AG	6/15/16	(13,814)
USD	2,681,089	GBP	1,902,542	UBS AG	6/15/16	(52,047)
JPY	152,539,119	USD	1,358,814	JPMorgan Chase Bank N.A.	6/15/16	(692)
JPY	150,217,120	USD	1,335,943	JPMorgan Chase Bank N.A.	6/15/16	1,506
KRW	4,876,204,638	USD	4,211,976	UBS AG	6/15/16	36,779
USD	4,025,929	KRW	4,876,204,636	UBS AG	6/15/16	(222,826)
NOK	22,860,355	USD	2,673,482	Barclays Bank plc	6/15/16	88,187
NOK	22,651,191	USD	2,732,721	UBS AG	6/15/16	3,680
USD	2,691,731	NOK	22,860,355	Barclays Bank plc	6/15/16	(69,938)
USD	2,665,764	NOK	22,651,191	JPMorgan Chase Bank N.A.	6/15/16	(70,636)
NZD	3,918,760	USD	2,711,033	UBS AG	6/15/16	(12,369)
SEK	22,810,991	USD	2,741,905	Barclays Bank plc	6/15/16	75,159
SEK	22,160,883	USD	2,685,546	UBS AG	6/15/16	51,233
USD	2,700,344	SEK	22,810,991	Barclays Bank plc	6/15/16	(116,721)
USD	2,016,420	TWD	66,237,386	UBS AG	6/15/16	(44,193)
						$(553,373)

FUTURES CONTRACTS
	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
18	U.S. Treasury 10-Year Ultra Notes	June 2016	$2,533,500	$9,061

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 26 Index	$45,350,000	Sell	5.00%	6/20/21	4.39%	$613,294	$1,289,427
CDX North America High Yield 25 Index	13,600,000	Sell	5.00%	12/20/20	4.29%	517,259	409,821
						$1,130,553	$1,699,248

16

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	$(750,858)
Bank of America N.A.	19,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	(742,660)
Bank of America N.A.	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	5/17/18	(680,147)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.41%	8/27/20	173,302
Bank of America N.A.	9,700,000	U.S. CPI Urban Consumers NSA Index	Receive	1.49%	9/3/20	1,822
Barclays Bank plc	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(121,440)
Barclays Bank plc	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(277,138)
Barclays Bank plc	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.22%	5/20/18	(660,019)
Barclays Bank plc	49,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.64%	2/3/20	(623,342)
Morgan Stanley Capital Services LLC	24,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	8/19/19	(1,348,985)
						$(5,029,465)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

17

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
CPI	-	Consumer Price Index
GBP	-	British Pound
JPY	-	Japanese Yen
KRW	-	South Korean Won
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $8,927,335.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $42,850,926, which represented 3.2% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $1,336,760,998)	$1,351,180,477
Receivable for investments sold	85,531
Receivable for capital shares sold	1,165,172
Receivable for variation margin on swap agreements	103,287
Unrealized appreciation on forward foreign currency exchange contracts	333,304
Swap agreements, at value	175,124
Interest receivable	3,213,623
1,356,256,518

Liabilities
Payable for capital shares redeemed	650,787
Payable for variation margin on futures contracts	9,844
Unrealized depreciation on forward foreign currency exchange contracts	886,677
Swap agreements, at value	5,204,589
Accrued management fees	511,700
Distribution and service fees payable	44,270
7,307,867

Net Assets	$1,348,948,651

Net Assets Consist of:
Capital paid in	$1,363,248,816
Distributions in excess of net investment income	(11,819,446)
Accumulated net realized loss	(12,456,974)
Net unrealized appreciation	9,976,255
$1,348,948,651

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$507,939,747	50,082,848	$10.14
Institutional Class	$575,648,551	56,324,515	$10.22
A Class	$53,748,352	5,350,859	$10.04*
C Class	$31,482,113	3,217,443	$9.78
R Class	$13,657,668	1,332,709	$10.25
R6 Class	$166,472,220	16,292,559	$10.22
*Maximum offering price $10.27 (net asset value divided by 0.9775).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$15,375,217

Expenses:
Management fees	5,894,886
Distribution and service fees:
A Class	179,177
B Class	10,181
C Class	355,720
R Class	87,438
Trustees' fees and expenses	68,704
Other expenses	11,620
6,607,726

Net investment income (loss)	8,767,491

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,620,484)
Futures contract transactions	(224,231)
Swap agreement transactions	(206,587)
Foreign currency transactions	2,923,726
(7,127,576)

Change in net unrealized appreciation (depreciation) on:
Investments	12,961,889
Futures contracts	282,396
Swap agreements	1,965,647
Translation of assets and liabilities in foreign currencies	(5,574,147)
9,635,785

Net realized and unrealized gain (loss)	2,508,209

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,275,700

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$8,767,491	$4,355,279
Net realized gain (loss)	(7,127,576)	(16,148,690)
Change in net unrealized appreciation (depreciation)	9,635,785	(2,460,687)
Net increase (decrease) in net assets resulting from operations	11,275,700	(14,254,098)

Distributions to Shareholders
From net investment income:
Investor Class	—	(5,234,286)
Institutional Class	(56,645)	(7,372,191)
A Class	—	(915,913)
B Class	—	(7,462)
C Class	—	(139,415)
R Class	—	(112,305)
R6 Class	(102,907)	(120,285)
Decrease in net assets from distributions	(159,552)	(13,901,857)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	169,216,802	(30,367,635)

Net increase (decrease) in net assets	180,332,950	(58,523,590)

Net Assets
Beginning of period	1,168,615,701	1,227,139,291
End of period	$1,348,948,651	$1,168,615,701

Distributions in excess of net investment income	$(11,819,446)	$(26,079,945)

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 35% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.56% for the Investor Class, A Class, C Class and R Class, 0.36% for the Institutional Class and 0.31% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $657,622,805, of which $623,861,946 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $460,298,091, of which $392,626,603 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	22,698,201	$227,738,750	14,780,739	$151,957,574
Issued in reinvestment of distributions	—	—	502,936	5,069,700
Redeemed	(15,790,773)	(158,284,115)	(19,724,227)	(201,519,084)
	6,907,428	69,454,635	(4,440,552)	(44,491,810)
Institutional Class
Sold	9,087,451	91,767,226	14,606,881	149,906,491
Issued in reinvestment of distributions	5,570	55,698	700,458	7,111,876
Redeemed	(6,526,829)	(65,761,184)	(6,916,961)	(70,634,869)
	2,566,192	26,061,740	8,390,378	86,383,498
A Class
Sold	801,861	8,001,182	2,727,616	27,831,152
Issued in reinvestment of distributions	—	—	89,032	883,195
Redeemed	(7,172,344)	(71,741,158)	(8,317,790)	(84,917,866)
	(6,370,483)	(63,739,976)	(5,501,142)	(56,203,519)
B Class
Sold	—	—	3,366	33,532
Issued in reinvestment of distributions	—	—	582	5,677
Redeemed	(209,395)	(2,036,727)	(123,470)	(1,231,729)
	(209,395)	(2,036,727)	(119,522)	(1,192,520)
C Class
Sold	197,043	1,921,408	91,014	910,550
Issued in reinvestment of distributions	—	—	11,472	111,967
Redeemed	(1,086,698)	(10,571,709)	(2,071,860)	(20,678,088)
	(889,655)	(8,650,301)	(1,969,374)	(19,655,571)
R Class
Sold	729,468	7,400,600	401,016	4,172,231
Issued in reinvestment of distributions	—	—	11,065	112,305
Redeemed	(1,107,335)	(11,226,729)	(1,019,420)	(10,592,232)
	(377,867)	(3,826,129)	(607,339)	(6,307,696)
R6 Class
Sold	20,031,619	203,576,032	1,246,645	12,770,256
Issued in reinvestment of distributions	10,291	102,907	11,886	120,285
Redeemed	(5,127,766)	(51,725,379)	(175,856)	(1,790,558)
	14,914,144	151,953,560	1,082,675	11,099,983
Net increase (decrease)	16,540,364	$169,216,802	(3,164,876)	$(30,367,635)
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,179,060,535	—
Collateralized Mortgage Obligations	—	64,145,539	—
Corporate Bonds	—	45,754,279	—
Asset-Backed Securities	—	22,074,376	—
Commercial Mortgage-Backed Securities	—	17,122,257	—
Temporary Cash Investments	$8,529,650	14,493,841	—
	$8,529,650	$1,342,650,827	—
Other Financial Instruments
Futures Contracts	$9,061	—	—
Swap Agreements	—	$1,874,372	—
Forward Foreign Currency Exchange Contracts	—	333,304	—
	$9,061	$2,207,676	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$5,204,589	—
Forward Foreign Currency Exchange Contracts	—	886,677	—
	—	$6,091,266	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the

26

possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $41,779,042.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $86,235,880.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 13 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $185,883,333.

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Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$103,287	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	333,304	Unrealized depreciation on forward foreign currency exchange contracts	$886,677
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	9,844
Other Contracts	Swap agreements	175,124	Swap agreements	5,204,589
		$611,715		$6,101,110

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$748,584	Change in net unrealized appreciation (depreciation) on swap agreements	$1,093,432
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	2,922,851	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(5,575,542)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(224,231)	Change in net unrealized appreciation (depreciation) on futures contracts	282,396
Other Contracts	Net realized gain (loss) on swap agreement transactions	(955,171)	Change in net unrealized appreciation (depreciation) on swap agreements	872,215
		$2,492,033		$(3,327,499)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$159,552	$13,901,857
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,340,389,417
Gross tax appreciation of investments	$13,462,937
Gross tax depreciation of investments	(2,671,877)
Net tax appreciation (depreciation) of investments	10,791,060
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,033,168)
Net tax appreciation (depreciation)	$6,757,892
Other book-to-tax adjustments	$(12,191)
Undistributed ordinary income	$—
Accumulated short-term capital losses	$(4,659,876)
Accumulated long-term capital losses	$(8,212,065)
Late-year ordinary loss deferral	$(8,173,925)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to income adjustments on Treasury inflation-protected securities. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.06	0.05	0.03	0.08	—	—	—	$10.14	0.80%	0.57%	0.57%	0.61%	0.61%	36%	$507,940
2015	$10.29	0.05	(0.17)	(0.12)	(0.11)	—	(0.11)	$10.06	(1.13)%	0.57%	0.57%	0.35%	0.35%	56%	$434,166
2014	$10.61	0.07	(0.35)	(0.28)	(0.02)	(0.02)	(0.04)	$10.29	(2.65)%	0.57%	0.57%	0.59%	0.59%	65%	$489,888
2013	$10.56	0.06	0.14	0.20	(0.13)	(0.02)	(0.15)	$10.61	1.96%	0.55%	0.57%	0.72%	0.70%	55%	$351,257
2012	$10.71	0.25	0.68	0.93	(0.34)	(0.74)	(1.08)	$10.56	8.93%	0.50%	0.58%	2.42%	2.34%	85%	$214,609
Institutional Class
2016	$10.11	0.08	0.03	0.11	—(3)	—	—	$10.22	1.10%	0.37%	0.37%	0.81%	0.81%	36%	$575,649
2015	$10.36	0.03	(0.13)	(0.10)	(0.15)	—	(0.15)	$10.11	(1.01)%	0.37%	0.37%	0.55%	0.55%	56%	$543,717
2014	$10.67	0.03	(0.29)	(0.26)	(0.03)	(0.02)	(0.05)	$10.36	(2.45)%	0.37%	0.37%	0.79%	0.79%	65%	$469,943
2013	$10.62	0.10	0.12	0.22	(0.15)	(0.02)	(0.17)	$10.67	2.15%	0.35%	0.37%	0.92%	0.90%	55%	$93,508
2012	$10.76	0.31	0.65	0.96	(0.36)	(0.74)	(1.10)	$10.62	9.16%	0.30%	0.38%	2.62%	2.54%	85%	$74,012

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$9.98	0.10	(0.04)	0.06	—	—	—	$10.04	0.60%	0.82%	0.82%	0.36%	0.36%	36%	$53,748
2015	$10.20	0.05	(0.20)	(0.15)	(0.07)	—	(0.07)	$9.98	(1.43)%	0.82%	0.82%	0.10%	0.10%	56%	$117,032
2014	$10.53	0.07	(0.38)	(0.31)	—(3)	(0.02)	(0.02)	$10.20	(2.87)%	0.82%	0.82%	0.34%	0.34%	65%	$175,694
2013	$10.48	0.06	0.12	0.18	(0.11)	(0.02)	(0.13)	$10.53	1.62%	0.80%	0.82%	0.47%	0.45%	55%	$240,799
2012	$10.65	0.24	0.65	0.89	(0.32)	(0.74)	(1.06)	$10.48	8.68%	0.75%	0.83%	2.17%	2.09%	85%	$192,608
C Class
2016	$9.80	(0.02)	—	(0.02)	—	—	—	$9.78	(0.20)%	1.57%	1.57%	(0.39)%	(0.39)%	36%	$31,482
2015	$10.05	(0.03)	(0.19)	(0.22)	(0.03)	—	(0.03)	$9.80	(2.18)%	1.57%	1.57%	(0.65)%	(0.65)%	56%	$40,247
2014	$10.45	—(3)	(0.38)	(0.38)	—	(0.02)	(0.02)	$10.05	(3.61)%	1.57%	1.57%	(0.41)%	(0.41)%	65%	$61,043
2013	$10.40	—(3)	0.10	0.10	(0.03)	(0.02)	(0.05)	$10.45	0.97%	1.55%	1.57%	(0.28)%	(0.30)%	55%	$99,271
2012	$10.59	0.17	0.64	0.81	(0.26)	(0.74)	(1.00)	$10.40	7.79%	1.50%	1.58%	1.42%	1.34%	85%	$113,858
R Class
2016	$10.21	—(3)	0.04	0.04	—	—	—	$10.25	0.39%	1.07%	1.07%	0.11%	0.11%	36%	$13,658
2015	$10.44	0.01	(0.18)	(0.17)	(0.06)	—	(0.06)	$10.21	(1.63)%	1.07%	1.07%	(0.15)%	(0.15)%	56%	$17,466
2014	$10.80	0.04	(0.38)	(0.34)	—	(0.02)	(0.02)	$10.44	(3.12)%	1.07%	1.07%	0.09%	0.09%	65%	$24,206
2013	$10.75	0.05	0.10	0.15	(0.08)	(0.02)	(0.10)	$10.80	1.43%	1.05%	1.07%	0.22%	0.20%	55%	$30,191
2012	$10.90	0.17	0.72	0.89	(0.30)	(0.74)	(1.04)	$10.75	8.35%	1.00%	1.08%	1.92%	1.84%	85%	$34,969
R6 Class
2016	$10.11	0.06	0.06	0.12	(0.01)	—	(0.01)	$10.22	1.15%	0.32%	0.32%	0.86%	0.86%	36%	$166,472
2015	$10.36	(0.07)(4)	(0.03)	(0.10)	(0.15)	—	(0.15)	$10.11	(0.94)%	0.32%	0.32%	0.60%	0.60%	56%	$13,937
2014(5)	$10.37	(0.02)	0.03	0.01	—	(0.02)	(0.02)	$10.36	0.13%	0.32%(6)	0.32%(6)	(0.27)%(6)	(0.27)%(6)	65%(7)	$3,064

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Per-share amount was affected by certain income adjustments and timing of capital share transactions.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Inflation Protection Bond Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

33

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

36

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88879 1605

Annual Report

March 31, 2016

Short Duration Strategic Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASDVX	-1.26%	-0.85%	7/28/14
Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.04%	1.13%	—
Institutional Class	ASDJX	-1.06%	-0.65%	7/28/14
A Class	ASADX			7/28/14
No sales charge		-1.50%	-1.09%
With sales charge		-3.68%	-2.43%
C Class	ASCDX	-2.24%	-1.83%	7/28/14
R Class	ASDRX	-1.75%	-1.34%	7/28/14
R6 Class	ASXDX	-1.01%	-0.60%	7/28/14
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $9,859

Barclays U.S. 1-3 Year Government/Credit Bond Index — $10,191

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.80%	0.60%	1.05%	1.80%	1.30%	0.55%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Short Duration Strategic Income declined -1.26%* for the 12 months ended March 31, 2016. The investment-grade Barclays U.S. 1-3 Year Government/Credit Bond Index gained 1.04% for the same period. The fund’s absolute and relative performance reflected market conditions that favored investment-grade bonds over higher-yielding, lower-credit-quality securities on a total return basis. These market conditions, and the portfolio’s investment allocation (exposure to non-index, higher-yielding sectors, consistent with the fund’s income objective) caused the fund to lag the investment-grade index. In addition, fund returns reflect operating expenses, while index returns do not.

Mixed Economic Data, Investor Speculation About Fed Policy Triggered Bond Market Volatility

The combination of slowing global growth, plunging oil prices, and investor speculation regarding the timing and magnitude of interest rate “normalization” from the Federal Reserve (the Fed) led to a volatile 12-month period that generally favored higher-quality securities over more income-oriented, higher-risk bonds. Overall, economic data and central bank policy generally remained on firmer footing in the U.S. than in other regions, including Europe and Japan, where growth and inflation rates remained muted. As the Fed continued to slowly scale back its economic stimulus, other leading central banks maintained aggressive stimulus programs to combat economic weakness, perpetuating the theme of “global divergence” and keeping the U.S. dollar relatively strong versus other currencies for much of the period.

Early in the period, bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Broad bond market performance rebounded in the summer of 2015 as Greece reached a deal with its creditors. In addition, mounting concerns about slowing growth in China and its influence on the entire global economy triggered a flight to quality, which generally favored government bonds over riskier assets and pushed back a widely anticipated September rate hike from the Fed. Investor expectations for the Fed to begin normalizing short-term interest rates at its December monetary policy meeting drove U.S. government bond yields back up again late in 2015. On December 16, the Fed finally initiated “liftoff” with a 25-basis-point (1 basis point equals 0.01%) increase in the federal funds rate target.

The Fed indicated the path to rate normalization would continue in 2016. But the prospects for a first-quarter 2016 rate hike faded as weaker U.S. and global growth triggered recession fears early in 2016, triggering another flight to quality. Higher-yielding sectors returned to favor in late February, as stabilization in the oil markets and new stimulus plans from the European Central Bank triggered a return to “risk-on” trading that carried to the end of the reporting period. But for the period as a whole, investment-grade bonds generally outperformed high-yield.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Risk Aversion Weighed On Corporate Bond Performance

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including investment-grade and high-yield corporate securities, the securitized sector, and emerging market debt. These higher-yielding sectors generally lagged the higher-quality sectors that are more prevalent in the Barclays index.

Investment-grade credit (approximately 36% of the portfolio as of March 31, 2016) represented the portfolio’s largest sector allocation and largest performance detractor. We focused on lower-quality securities within the investment-grade universe (those with BBB credit ratings), which suffered from spread widening (an increase in the yield differential between corporate bonds and Treasuries of similar maturity) in the risk-averse climate. High-yield corporate bonds (approximately 19% of the portfolio) also detracted from performance, largely due to weakness in the energy sector. We used credit default swaps (credit derivatives that can be used to hedge credit risk or speculate on corporate credit quality changes) as part of our corporate bond strategy, which modestly contributed to performance and helped offset some of the credit sector’s underperformance.

A position in commercial mortgage-backed securities (approximately 10% of the portfolio at the end of March 2016) detracted from results. The longer-duration profile of these securities relative to the portfolio’s target duration (a measure of the portfolio's price sensitivity to changes in interest rates; a longer duration reflects more price sensitivity) caused them to experience greater price volatility, which led to underperformance. (We used Treasury futures—contracts used as hedging/risk management tools—to help reduce the effect of the longer duration.) Elsewhere in the securitized space, security selection among collateralized mortgage obligations (11% of the portfolio) and asset-backed securities (7% of the portfolio) aided portfolio performance.

Emerging Markets Debt Contributed to Performance

The portfolio’s position in emerging markets corporate debt (12% of the portfolio as of March 31, 2016) contributed to performance, largely due to a rally late in the period. A mid-February rebound in oil and other commodities prices, along with a decline in the U.S. dollar’s value versus most other currencies, sparked renewed investor interest in the asset class. In many cases, we believe credit fundamentals in the emerging markets were better than what was priced into the market, particularly early in 2016. Our position in oil-sensitive sovereign securities also contributed to performance.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. We believe the fundamental environment for higher-yielding fixed-income securities should remain favorable, even if U.S. interest rates gradually rise. We believe the sell-off that occurred in early 2016 among risk assets helped create more potential value in those markets, and further volatility this year could create additional opportunities. We will continue to tactically adjust the portfolio’s sector positions based on fundamental credit factors and technical market events in the U.S. and non-U.S. fixed-income markets.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	0.8 years
Weighted Average Life	4.8 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	57.5%
Collateralized Mortgage Obligations	11.2%
Asset-Backed Securities	9.3%
Mutual Funds	8.7%
Commercial Mortgage-Backed Securities	8.2%
Municipal Securities	0.8%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	1.9%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,004.00	$3.01	0.60%
Investor Class (before waiver)	$1,000	$1,004.00(2)	$3.76	0.75%
Institutional Class (after waiver)	$1,000	$1,005.00	$2.01	0.40%
Institutional Class (before waiver)	$1,000	$1,005.00(2)	$2.76	0.55%
A Class (after waiver)	$1,000	$1,002.80	$4.26	0.85%
A Class (before waiver)	$1,000	$1,002.80(2)	$5.01	1.00%
C Class (after waiver)	$1,000	$999.00	$8.00	1.60%
C Class (before waiver)	$1,000	$999.00(2)	$8.75	1.75%
R Class (after waiver)	$1,000	$1,001.50	$5.50	1.10%
R Class (before waiver)	$1,000	$1,001.50(2)	$6.25	1.25%
R6 Class (after waiver)	$1,000	$1,005.30	$1.75	0.35%
R6 Class (before waiver)	$1,000	$1,005.30(2)	$2.51	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.00	$3.03	0.60%
Investor Class (before waiver)	$1,000	$1,021.25	$3.79	0.75%
Institutional Class (after waiver)	$1,000	$1,023.00	$2.02	0.40%
Institutional Class (before waiver)	$1,000	$1,022.25	$2.78	0.55%
A Class (after waiver)	$1,000	$1,020.75	$4.29	0.85%
A Class (before waiver)	$1,000	$1,020.00	$5.05	1.00%
C Class (after waiver)	$1,000	$1,017.00	$8.07	1.60%
C Class (before waiver)	$1,000	$1,016.25	$8.82	1.75%
R Class (after waiver)	$1,000	$1,019.50	$5.55	1.10%
R Class (before waiver)	$1,000	$1,018.75	$6.31	1.25%
R6 Class (after waiver)	$1,000	$1,023.25	$1.77	0.35%
R6 Class (before waiver)	$1,000	$1,022.50	$2.53	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2016

		Principal Amount/Shares	Value
CORPORATE BONDS — 57.5%
Aerospace and Defense — 1.4%
L-3 Communications Corp., 3.95%, 11/15/16		$350,000	$354,627
Auto Components — 1.1%
Goodyear Tire & Rubber Co. (The), 6.50%, 3/1/21		125,000	131,719
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22		25,000	26,875
Tenneco, Inc., 6.875%, 12/15/20		100,000	103,625
			262,219
Automobiles — 3.6%
Daimler Finance North America LLC, 2.00%, 8/3/18(1)		240,000	242,150
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		250,000	249,838
General Motors Financial Co., Inc., 3.25%, 5/15/18		250,000	254,322
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)		125,000	128,906
			875,216
Banks — 8.6%
Akbank TAS, 3.875%, 10/24/17		65,000	66,077
Banco do Brasil SA, 3.875%, 1/23/17		65,000	65,878
Barclays Bank plc, 6.05%, 12/4/17(1)		300,000	317,825
BBVA Banco Continental SA, 3.25%, 4/8/18(1)		130,000	132,275
Capital One N.A., 2.35%, 8/17/18		250,000	251,460
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	110,000	140,946
Cooperatieve Rabobank UA, MTN, 3.75%, 11/9/20	EUR	150,000	191,055
Corpbanca SA, 3.125%, 1/15/18		$65,000	65,435
Grupo Aval Ltd., 5.25%, 2/1/17		65,000	66,544
HBOS plc, MTN, 6.75%, 5/21/18(1)		300,000	325,193
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18		65,000	67,834
Intesa Sanpaolo SpA, 3.875%, 1/16/18		300,000	307,168
Royal Bank of Scotland plc (The), MTN, 6.93%, 4/9/18	EUR	100,000	125,210
			2,122,900
Capital Markets — 1.5%
DBS Bank Ltd., VRN, 3.625%, 9/21/17		$65,000	66,631
Jefferies Group LLC, 5.125%, 4/13/18		300,000	311,111
			377,742
Chemicals — 0.5%
INEOS Group Holdings SA, 6.125%, 8/15/18(1)		125,000	127,578
Commercial Services and Supplies — 0.5%
Clean Harbors, Inc., 5.25%, 8/1/20		125,000	128,738
Consumer Finance — 2.1%
Discover Bank, 2.00%, 2/21/18		250,000	248,844
Synchrony Financial, 2.60%, 1/15/19		275,000	275,813
			524,657
Containers and Packaging — 0.5%
Ball Corp., 5.00%, 3/15/22		125,000	131,250

10

		Principal Amount/Shares	Value
Diversified Financial Services — 4.4%
Ally Financial, Inc., 5.50%, 2/15/17		$25,000	$25,521
Goldman Sachs Group, Inc. (The), 6.25%, 9/1/17		350,000	372,678
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	150,000	194,728
Morgan Stanley, MTN, 5.95%, 12/28/17		$350,000	374,766
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	80,000	108,151
			1,075,844
Diversified Telecommunication Services — 1.0%
Telecom Italia SpA/Milano, MTN, 4.50%, 9/20/17	EUR	100,000	120,826
Telefonica Europe BV, VRN, 6.50%, 9/18/18	EUR	100,000	120,977
			241,803
Energy Equipment and Services — 1.5%
Basic Energy Services, Inc., 7.75%, 10/15/22		$125,000	36,875
Nabors Industries, Inc., 6.15%, 2/15/18		200,000	199,186
Pacific Drilling V Ltd., 7.25%, 12/1/17(1)		125,000	46,562
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)		125,000	85,625
			368,248
Food Products — 1.1%
Aramark Services, Inc., 5.75%, 3/15/20		125,000	128,985
Post Holdings, Inc., 7.375%, 2/15/22		125,000	132,656
			261,641
Gas Utilities — 3.3%
Enterprise Products Operating LLC, VRN, 8.375%, 8/1/16		200,000	160,250
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		120,000	125,679
Rockies Express Pipeline LLC, 6.85%, 7/15/18(1)		125,000	125,312
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)		125,000	122,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18		50,000	50,125
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)		100,000	99,750
TransCanada PipeLines Ltd., VRN, 6.35%, 5/15/17		200,000	136,000
			819,616
Health Care Equipment and Supplies — 0.5%
Mallinckrodt International Finance SA, 3.50%, 4/15/18		125,000	120,625
Hotels, Restaurants and Leisure — 0.5%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21		125,000	130,150
Household Durables — 0.9%
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		100,000	99,750
William Lyon Homes, Inc., 8.50%, 11/15/20		125,000	128,885
			228,635
Household Products — 0.6%
Spectrum Brands, Inc., 6.625%, 11/15/22		125,000	135,780
Industrial Conglomerates — 0.6%
HD Supply, Inc., 7.50%, 7/15/20		125,000	133,281
IT Services — 1.3%
Fidelity National Information Services, Inc., 1.45%, 6/5/17		320,000	317,671

11

	Principal Amount/Shares	Value
Machinery — 0.5%
Terex Corp., 6.00%, 5/15/21	$125,000	$121,563
Media — 3.2%
Embarq Corp., 7.08%, 6/1/16	280,000	282,500
Lamar Media Corp., 5.875%, 2/1/22	125,000	132,187
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	125,000	129,688
Time Warner Cable, Inc., 5.85%, 5/1/17	240,000	250,263
		794,638
Metals and Mining — 2.4%
Freeport-McMoRan, Inc., 2.30%, 11/14/17	140,000	129,850
Glencore Funding LLC, 1.70%, 5/27/16(1)	350,000	349,642
United States Steel Corp., 7.00%, 2/1/18	125,000	113,125
		592,617
Multi-Utilities — 3.2%
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	420,000	355,950
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	320,000	299,136
NRG Energy, Inc., 7.625%, 1/15/18	125,000	133,437
		788,523
Oil, Gas and Consumable Fuels — 4.5%
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.75%, 2/1/22	300,000	232,500
Linn Energy LLC / Linn Energy Finance Corp., 6.25%, 11/1/19(4)	125,000	14,375
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20	125,000	129,844
Petrobras Global Finance BV, 3.50%, 2/6/17	300,000	295,710
Petrobras Global Finance BV, 3.25%, 3/17/17	65,000	63,944
Sabine Pass LNG LP, 7.50%, 11/30/16(1)	125,000	128,703
Shell International Finance BV, 1.625%, 11/10/18	240,000	241,194
		1,106,270
Paper and Forest Products — 0.5%
Sappi Papier Holding GmbH, 7.75%, 7/15/17(1)	125,000	131,406
Pharmaceuticals — 2.5%
Actavis Funding SCS, 2.35%, 3/12/18	180,000	182,198
Actavis, Inc., 1.875%, 10/1/17	320,000	321,506
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	125,000	102,500
		606,204
Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp., 4.50%, 1/15/18	311,000	324,235
Specialty Retail — 1.8%
Sally Holdings LLC / Sally Capital, Inc., 5.75%, 6/1/22	125,000	131,562
Staples, Inc., 2.75%, 1/12/18	300,000	302,554
		434,116
Technology Hardware, Storage and Peripherals — 2.1%
Hewlett Packard Enterprise Co., 2.45%, 10/5/17(1)	275,000	276,922
Seagate HDD Cayman, 3.75%, 11/15/18	250,000	249,094
		526,016
TOTAL CORPORATE BONDS (Cost $15,158,838)		14,163,809

12

	Principal Amount/Shares	Value
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 11.2%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	$173,156	$174,578
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.89%, 4/1/16	69,798	68,878
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.84%, 4/1/16	185,700	178,003
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.58%, 4/1/16	54,189	52,945
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	157,747	154,079
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.74%, 4/1/16	108,431	95,467
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.84%, 4/1/16	113,030	113,495
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.80%, 4/1/16	216,314	215,629
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.55%, 4/1/16	162,370	162,169
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.17%, 4/25/16	177,659	164,026
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.80%, 4/1/16	35,912	35,017
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.83%, 4/1/16	13,914	13,848
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.77%, 4/1/16	131,332	131,450
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.75%, 4/1/16	64,521	65,639
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.93%, 4/1/16	100,352	100,564
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.81%, 4/1/16	32,777	32,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.81%, 4/1/16	114,828	112,254
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.91%, 4/1/16	157,951	148,524
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 4/1/16	62,637	57,739
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.74%, 4/1/16	168,183	154,809
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.64%, 4/1/16	328,251	309,201
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.10%, 4/1/16	157,001	147,383
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	66,976	68,887
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,790,725)		2,757,525
ASSET-BACKED SECURITIES(2) — 9.3%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	193,677	190,056
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(1)	150,000	149,766
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	200,000	202,626

13

	Principal Amount/Shares	Value
Hertz Fleet Lease Funding LP, Series 2014-1, Class D, VRN, 1.94%, 4/11/16(1)	$200,000	$198,976
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	77,462	77,107
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	123,075	120,645
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	199,286	194,962
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.64%, 4/17/16(1)	149,698	147,047
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	217,474	218,884
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	173,172	171,898
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30(1)	43,293	43,118
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	137,684	137,892
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	108,930	107,354
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	39,824	39,801
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	27,685	27,395
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	269,500	256,371
TOTAL ASSET-BACKED SECURITIES (Cost $2,310,375)		2,283,898
MUTUAL FUNDS(3) — 8.7%
Emerging Markets Debt Fund R6 Class (Cost $2,157,832)	216,176	2,140,147
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 8.2%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class D, VRN, 2.34%, 4/15/16(1)	$250,000	229,589
BBCMS Trust, Series 2013-TYSN, Class C, 3.82%, 9/5/32(1)	75,000	76,387
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.39%, 4/15/16(1)	175,000	170,760
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/16	260,000	286,389
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/16	75,000	78,788
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/16	125,000	130,221
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(1)	150,000	149,165
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/16	250,000	257,645
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 4.99%, 4/1/16	190,000	194,229
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 1.84%, 4/15/16(1)	75,000	73,034
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.39%, 4/15/16(1)	175,000	170,005
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(1)	200,000	199,349
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,057,155)		2,015,561

14

	Principal Amount/Shares	Value
MUNICIPAL SECURITIES — 0.8%
Illinois GO, 4.35%, 6/1/18 (Cost $206,445)	$200,000	$204,446
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $375,375), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $367,001)		367,000
SSgA U.S. Government Money Market Fund, Class N	235,924	235,924
TOTAL TEMPORARY CASH INVESTMENTS (Cost $602,924)		602,924
TOTAL INVESTMENT SECURITIES — 98.1% (Cost $25,284,294)		24,168,310
OTHER ASSETS AND LIABILITIES — 1.9%		462,056
TOTAL NET ASSETS — 100.0%		$24,630,366

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	350,290	USD	93,919	UBS AG	4/13/16	$3,247
USD	998,659	EUR	904,985	JPMorgan Chase Bank N.A.	4/13/16	(31,410)
USD	93,435	GBP	65,647	UBS AG	4/13/16	(853)
IDR	2,032,709,750	USD	154,285	UBS AG	4/13/16	239
USD	93,063	KRW	112,574,794	UBS AG	4/12/16	(5,188)
USD	94,206	MXN	1,673,556	JPMorgan Chase Bank N.A.	4/13/16	(2,568)
MYR	384,275	USD	93,790	UBS AG	4/13/16	5,302
USD	123,567	NOK	1,051,339	JPMorgan Chase Bank N.A.	4/13/16	(3,484)
USD	154,899	PHP	7,259,787	UBS AG	4/13/16	(2,955)
PLN	366,401	USD	93,532	JPMorgan Chase Bank N.A.	4/13/16	4,648
TRY	357,776	USD	122,852	JPMorgan Chase Bank N.A.	4/13/16	3,682
USD	93,251	TWD	3,058,387	UBS AG	4/13/16	(1,878)
ZAR	1,438,471	USD	94,485	JPMorgan Chase Bank N.A.	4/13/16	2,777
						$(28,441)

FUTURES CONTRACTS
	Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
33	U.S. Treasury 10-Year Notes	June 2016	$4,302,891	$22,098

15

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$250,000	Sell	5.00%	12/20/20	4.29%	$5,219	$7,533
CDX North America Investment Grade 25 Index	300,000	Sell	1.00	12/20/20	0.89	(1,238)	1,568
						$3,981	$9,101

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Camden Property Trust	$125,000	Buy	1.00%	12/20/19	$(660)	$(97)	$(757)
Barclays Bank plc/ AES Corp. (The)	125,000	Sell	5.00	9/20/17	6,883	1,525	8,408
Barclays Bank plc/ Boyd Gaming Corp.	125,000	Sell	5.00	9/20/16	2,317	434	2,751
Barclays Bank plc/ Calpine Corp.	125,000	Sell	5.00	9/20/17	5,625	1,389	7,014
Barclays Bank plc/ Dominion Resources, Inc.	125,000	Buy	1.00	6/20/20	(3,220)	(785)	(4,005)
Barclays Bank plc/ NRG Energy, Inc.	125,000	Sell	5.00	9/20/17	6,394	195	6,589
Barclays Bank plc/ Parker Drilling Co.	125,000	Sell	5.00	9/20/17	6,008	(6,021)	(13)
Barclays Bank plc/ Procter & Gamble Co. (The)	125,000	Buy	1.00	6/20/20	(4,279)	(344)	(4,623)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	125,000	Buy	1.00	9/20/19	(1,113)	(760)	(1,873)
Deutsche Bank AG/ International Business Machines Corp.	125,000	Buy	1.00	9/20/19	(2,337)	(673)	(3,010)
Deutsche Bank AG/ Realogy Group LLC	125,000	Sell	5.00	9/20/16	2,182	697	2,879
Goldman Sachs & Co./ Kellogg Co.	125,000	Buy	1.00	12/20/19	(1,686)	(405)	(2,091)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	125,000	Buy	1.00	6/20/20	3,289	517	3,806

16

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Goldman Sachs & Co./ Starwood Hotels & Resorts	$125,000	Buy	1.00%	6/20/20	$(1,055)	$(1,795)	$(2,850)
Morgan Stanley & Co./ D.R. Horton, Inc.	125,000	Sell	1.00	6/20/20	(2,437)	2,272	(165)
Morgan Stanley & Co./ Frontier Communications Corp.	125,000	Sell	5.00	9/20/17	6,569	17	6,586
Morgan Stanley & Co./ HCA, Inc.	125,000	Sell	5.00	9/20/17	7,179	1,467	8,646
Morgan Stanley & Co./ Hertz Corp. (The)	125,000	Sell	5.00	9/20/17	7,119	92	7,211
Morgan Stanley & Co./ International Lease Finance Corp.	125,000	Sell	5.00	9/20/17	6,667	204	6,871
Morgan Stanley & Co./ J.C. Penney Co., Inc.	125,000	Sell	5.00	6/20/16	758	659	1,417
Morgan Stanley & Co./ Lennar Corp.	125,000	Sell	5.00	6/20/20	14,803	2,798	17,601
Morgan Stanley & Co./ Mondelez International, Inc.	125,000	Buy	1.00	9/20/19	(2,337)	(911)	(3,248)
Morgan Stanley & Co./ PepsiCo, Inc.	125,000	Buy	1.00	9/20/19	(2,552)	(603)	(3,155)
Morgan Stanley & Co./ Rite Aid Corp.	125,000	Sell	5.00	9/20/16	2,495	580	3,075
					$56,612	$452	$57,064

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

17

NOTES TO SCHEDULE OF INVESTMENTS
BRL	-	Brazilian Real
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
GBP	-	British Pound
GO	-	General Obligation
IDR	-	Indonesian Rupiah
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEQ	-	Sequential Payer
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $6,095,036, which represented 24.7% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(4)	Security is in default.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities - unaffiliated, at value (cost of $23,126,462)	$22,028,163
Investment securities - affiliated, at value (cost of $2,157,832)	2,140,147
Total investment securities, at value (cost of $25,284,294)	24,168,310
Foreign currency holdings, at value (cost of $7,933)	8,029
Deposits with broker for futures contracts and swap agreements	63,064
Receivable for investments sold	201,572
Receivable for variation margin on swap agreements	392
Unrealized appreciation on forward foreign currency exchange contracts	19,895
Swap agreements, at value (including net premiums paid (received) of $72,280)	82,854
Interest and dividends receivable	229,511
24,773,627

Liabilities
Payable for investments purchased	7,511
Payable for capital shares redeemed	34,232
Payable for variation margin on futures contracts	12,375
Unrealized depreciation on forward foreign currency exchange contracts	48,336
Swap agreements, at value (including net premiums paid (received) of $(15,668))	25,790
Accrued management fees	11,123
Distribution and service fees payable	3,434
Dividends payable	460
143,261

Net Assets	$24,630,366

Net Assets Consist of:
Capital paid in	$26,506,386
Distributions in excess of net investment income	(1,099)
Accumulated net realized loss	(758,010)
Net unrealized depreciation	(1,116,911)
$24,630,366

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$4,926,696	529,057	$9.31
Institutional Class	$6,729,355	722,576	$9.31
A Class	$9,900,701	1,063,101	$9.31*
C Class	$1,104,070	118,552	$9.31
R Class	$979,231	105,145	$9.31
R6 Class	$990,313	106,335	$9.31
*Maximum offering price $9.52 (net asset value divided by 0.9775).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$789,620
Income distributions from affiliated funds	78,463
868,083

Expenses:
Management fees	179,388
Distribution and service fees:
A Class	22,773
C Class	10,882
R Class	4,929
Trustees' fees and expenses	1,389
Other expenses	653
220,014
Fees waived	(38,494)
181,520

Net investment income (loss)	686,563

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(307,542)
Futures contract transactions	(186,848)
Swap agreement transactions	12,718
Foreign currency transactions	14,895
(466,777)

Change in net unrealized appreciation (depreciation) on:
Investments	(559,303)
Futures contracts	65,340
Swap agreements	9,209
Translation of assets and liabilities in foreign currencies	(96,940)
(581,694)

Net realized and unrealized gain (loss)	(1,048,471)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(361,908)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEAR ENDED MARCH 31, 2016 AND PERIOD ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015(1)
Operations
Net investment income (loss)	$686,563	$487,486
Net realized gain (loss)	(466,777)	13,146
Change in net unrealized appreciation (depreciation)	(581,694)	(535,217)
Net increase (decrease) in net assets resulting from operations	(361,908)	(34,585)

Distributions to Shareholders
From net investment income:
Investor Class	(244,160)	(221,175)
Institutional Class	(244,175)	(181,645)
A Class	(285,685)	(159,463)
C Class	(25,492)	(16,801)
R Class	(27,974)	(20,152)
R6 Class	(35,654)	(25,221)
Decrease in net assets from distributions	(863,140)	(624,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,618,274)	28,132,730

Net increase (decrease) in net assets	(2,843,322)	27,473,688

Net Assets
Beginning of period	27,473,688	—
End of period	$24,630,366	$27,473,688

Undistributed (distributions in excess of) net investment income	$(1,099)	$130,096

(1)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 28, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

22

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms

23

and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 81% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.74% for the Investor Class, A Class, C Class and R Class, 0.54% for the Institutional Class and 0.49% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. During the year ended March 31, 2016, the investment advisor voluntarily agreed to waive an additional 0.09% of the fund's management fee. This waiver is expected to continue until July 31, 2016 and cannot be terminated without the approval of the Board of Trustees. The total amount of the waivers for each class for the year ended March 31, 2016 was $10,689, $10,075, $13,263, $1,584, $1,436 and $1,447 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 0.59% for the Investor Class, A Class, C Class and R Class, 0.39% for the Institutional Class and 0.34% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $4,725,492 and $6,676,961, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Period ended March 31, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	233,211	$2,238,748	1,068,278	$10,647,267
Issued in reinvestment of distributions	25,498	242,099	22,409	219,492
Redeemed	(742,609)	(7,099,314)	(77,730)	(763,811)
	(483,900)	(4,618,467)	1,012,957	10,102,948
Institutional Class
Sold	—	—	730,000	7,300,000
Issued in reinvestment of distributions	25,750	244,175	18,532	181,645
Redeemed	(51,706)	(500,000)	—	—
	(25,956)	(255,825)	748,532	7,481,645
A Class
Sold	390,077	3,724,209	730,973	7,309,487
Issued in reinvestment of distributions	30,224	285,685	16,275	159,463
Redeemed	(104,448)	(963,820)	—	—
	315,853	3,046,074	747,248	7,468,950
C Class
Sold	16,050	153,737	102,207	1,021,556
Issued in reinvestment of distributions	2,695	25,492	1,716	16,801
Redeemed	(3,652)	(34,185)	(464)	(4,543)
	15,093	145,044	103,459	1,033,814
R Class
Sold	134	1,272	100,000	1,000,000
Issued in reinvestment of distributions	2,954	27,974	2,057	20,152
	3,088	29,246	102,057	1,020,152
R6 Class
Sold	—	—	100,000	1,000,000
Issued in reinvestment of distributions	3,762	35,654	2,573	25,221
	3,762	35,654	102,573	1,025,221
Net increase (decrease)	(172,060)	$(1,618,274)	2,816,826	$28,132,730

(1)	July 28, 2014 (fund inception) through March 31, 2015.

25

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended March 31, 2016 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	$2,058,513	$78,474	—	—	$78,463	$2,140,147

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

26

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$14,163,809	—
Collateralized Mortgage Obligations	—	2,757,525	—
Asset-Backed Securities	—	2,283,898	—
Mutual Funds	$2,140,147	—	—
Commercial Mortgage-Backed Securities	—	2,015,561	—
Municipal Securities	—	204,446	—
Temporary Cash Investments	235,924	367,000	—
	$2,376,071	$21,792,239	—
Other Financial Instruments
Futures Contracts	$22,098	—	—
Swap Agreements	—	$91,955
Forward Foreign Currency Exchange Contracts	—	19,895	—
	$22,098	$111,850	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$25,790	—
Forward Foreign Currency Exchange Contracts	—	48,336	—
	—	$74,126	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,658,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and

27

change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,238,750.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 33 contracts.

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$392	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	82,854	Swap agreements	$25,790
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	19,895	Unrealized depreciation on forward foreign currency exchange contracts	48,336
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	12,375
		$103,141		$86,501

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$12,718	Change in net unrealized appreciation (depreciation) on swap agreements	$9,209
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	18,722	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(101,466)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(186,848)	Change in net unrealized appreciation (depreciation) on futures contracts	65,340
		$(155,408)		$(26,917)

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9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2016 and the period July 28, 2014 (fund inception) through March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$863,140	$624,457
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$25,284,294
Gross tax appreciation of investments	$53,020
Gross tax depreciation of investments	(1,169,004)
Net tax appreciation (depreciation) of investments	(1,115,984)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	3,511
Net tax appreciation (depreciation)	$(1,112,473)
Undistributed ordinary income	$1,514
Accumulated short-term capital losses	$(297,551)
Accumulated long-term capital losses	$(467,510)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, futures contracts and unsettled interest on swap agreements.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.75	0.26	(0.38)	(0.12)	(0.32)	$9.31	(1.26)%	0.60%	0.75%	2.69%	2.54%	19%	$4,927
2015(3)	$10.00	0.18	(0.20)	(0.02)	(0.23)	$9.75	(0.16)%	0.61%(4)	0.75%(4)	2.78%(4)	2.64%(4)	18%	$9,879
Institutional Class
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	$9.31	(1.06)%	0.40%	0.55%	2.89%	2.74%	19%	$6,729
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	$9.75	(0.02)%	0.41%(4)	0.55%(4)	2.98%(4)	2.84%(4)	18%	$7,301
A Class
2016	$9.75	0.23	(0.38)	(0.15)	(0.29)	$9.31	(1.50)%	0.85%	1.00%	2.44%	2.29%	19%	$9,901
2015(3)	$10.00	0.17	(0.20)	(0.03)	(0.22)	$9.75	(0.33)%	0.86%(4)	1.00%(4)	2.53%(4)	2.39%(4)	18%	$7,288
C Class
2016	$9.75	0.16	(0.38)	(0.22)	(0.22)	$9.31	(2.24)%	1.60%	1.75%	1.69%	1.54%	19%	$1,104
2015(3)	$10.00	0.12	(0.20)	(0.08)	(0.17)	$9.75	(0.83)%	1.61%(4)	1.75%(4)	1.78%(4)	1.64%(4)	18%	$1,009
R Class
2016	$9.75	0.21	(0.38)	(0.17)	(0.27)	$9.31	(1.75)%	1.10%	1.25%	2.19%	2.04%	19%	$979
2015(3)	$10.00	0.15	(0.20)	(0.05)	(0.20)	$9.75	(0.49)%	1.11%(4)	1.25%(4)	2.28%(4)	2.14%(4)	18%	$995
R6 Class
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	$9.31	(1.01)%	0.35%	0.50%	2.94%	2.79%	19%	$990
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	$9.75	0.01%	0.36%(4)	0.50%(4)	3.03%(4)	2.89%(4)	18%	$1,000

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Strategic Income Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, and the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 28, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

32

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000-present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88883 1605

Annual Report

March 31, 2016

Short Duration Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACSNX	0.87%	1.25%	2.84%	11/30/06
Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.04%	1.14%	2.59%	—
Institutional Class	ACSUX	1.07%	1.46%	3.04%	11/30/06
A Class	ACSQX				11/30/06
No sales charge		0.62%	1.00%	2.58%
With sales charge		-1.67%	0.55%	2.33%
C Class	ACSKX	-0.13%	0.27%	1.83%	11/30/06
R Class	ACSPX	0.37%	0.75%	2.34%	11/30/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $12,988

Barclays U.S. 1-3 Year Government/Credit Bond Index — $12,699

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.60%	0.40%	0.85%	1.60%	1.10%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary

Short Duration returned 0.87%* for the 12 months ended March 31, 2016. By comparison, the Barclays U.S. 1-3 Year Government/Credit Bond Index returned 1.04%. Fund returns reflect operating expenses, while index returns do not.

U.S. Bonds Persevered In Volatile Climate

Despite modest economic gains and the Federal Reserve’s (the Fed’s) December 2015 decision to finally start normalizing short-term interest rates—factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and aggressive central bank easing were the norms—U.S. investment-grade bonds generally posted modest gains for the 12-month period ended March 31, 2016. After concluding its massive quantitative easing (QE) program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the first nine months of the period and contributed to heightened market volatility.

Meanwhile, other leading central banks pursued aggressive stimulus programs, including increased QE and negative interest rates, to combat economic weakness. This global divergence of monetary policies made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined at a greater pace. Global divergence also initially helped strengthen the U.S. dollar relative to other currencies. But the dollar weakened late in the reporting period as the Fed adopted a more dovish tone toward monetary policy.

Early in the 12-month period, U.S. bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Performance rebounded in the third quarter of 2015 as Greece reached a deal with its creditors, and the global economic slowdown sparked a flight to quality, which generally favored high-quality bonds and pushed back the Fed’s rate-hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December monetary policy meeting. This expectation drove Treasury yields higher (and returns lower) during the fourth quarter of 2015, particularly among shorter-maturity securities, which are the most sensitive to Fed policy. On December 16, the Fed finally initiated “liftoff” with an increase of 25 basis points (one basis point equals 0.01%) in the federal funds rate target, pushing the overnight lending rate from 0.00%-0.25% to 0.25%-0.50%.

Most investors assumed the Fed would continue rate normalization in the first quarter of 2016. However, mounting concerns about China’s economic slowdown, lackluster global growth, weak oil prices, and equity market volatility kept the Fed on hold. These factors also triggered a rally among U.S. Treasury and other high-quality bonds to start 2016. Midway through the first quarter of 2016, stabilization in the oil markets restored investors’ “risk-on” sentiment, and Treasury returns stalled. But late in the quarter, the Fed reduced its 2016 rate-hike forecast from four to two increases, triggering another Treasury market rally to close out the period.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Overall, the U.S. Treasury yield curve flattened as longer-maturity yields declined due to investor demand and weak inflation, and shorter-maturity yields increased on Fed rate-hike expectations. All investment-grade bond sectors advanced, with commercial mortgage-backed securities (CMBS), mortgage-backed securities (MBS), and Treasuries outperforming the broad market and Treasury inflation protected securities (TIPS), corporate bonds, and agencies underperforming. High-yield corporate bonds sharply underperformed investment-grade securities for the 12-month period, primarily due to energy sector weakness and investor risk aversion during most of the period.

Portfolio Positioning Summary

We continued to underweight Treasuries and government agencies relative to the Barclays index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. In general, these positions aided results.

Our security selection within the securitized sector also lifted performance. In particular, selections among non-agency CMBS, asset-backed securities, collateralized mortgage obligations, and traditional pass-through MBS broadly contributed to performance. In addition, a small, portfolio-only position in emerging markets debt contributed to performance late in the period, when these securities rallied in response to a rebound in the price of oil and a weaker U.S. dollar.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. Accordingly, we plan to continue to overweight positions in spread sectors relative to Treasuries. We also believe attractive valuations warrant maintaining a position in emerging markets securities.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.2 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	49.5%
U.S. Treasury Securities	21.2%
Collateralized Mortgage Obligations	11.1%
Asset-Backed Securities	8.7%
Commercial Mortgage-Backed Securities	3.9%
U.S. Government Agency Mortgage-Backed Securities	3.2%
Temporary Cash Investments	3.8%
Other Assets and Liabilities	(1.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.40	$3.01	0.60%
Institutional Class	$1,000	$1,007.40	$2.01	0.40%
A Class	$1,000	$1,005.10	$4.26	0.85%
C Class	$1,000	$1,002.40	$8.01	1.60%
R Class	$1,000	$1,004.90	$5.51	1.10%
Hypothetical
Investor Class	$1,000	$1,022.00	$3.03	0.60%
Institutional Class	$1,000	$1,023.00	$2.02	0.40%
A Class	$1,000	$1,020.75	$4.29	0.85%
C Class	$1,000	$1,017.00	$8.07	1.60%
R Class	$1,000	$1,019.50	$5.55	1.10%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2016

	Principal Amount	Value
CORPORATE BONDS — 49.5%
Aerospace and Defense — 0.4%
L-3 Communications Corp., 3.95%, 11/15/16	$1,500,000	$1,519,830
Automobiles — 2.0%
Daimler Finance North America LLC, 2.00%, 8/3/18(1)	1,000,000	1,008,958
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	500,000	508,750
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	1,000,000	999,351
Ford Motor Credit Co. LLC, 2.24%, 6/15/18	1,000,000	1,000,181
Ford Motor Credit Co. LLC, MTN, 2.94%, 1/8/19	800,000	812,777
General Motors Co., 3.50%, 10/2/18	990,000	1,014,153
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,080,000	1,098,671
General Motors Financial Co., Inc., 3.10%, 1/15/19	1,000,000	1,017,825
		7,460,666
Banks — 9.9%
Akbank TAS, 3.875%, 10/24/17	1,000,000	1,016,570
Banco do Brasil SA, 3.875%, 1/23/17	1,000,000	1,013,500
Bank of America Corp., 5.75%, 8/15/16	1,500,000	1,522,756
Bank of America Corp., 5.75%, 12/1/17	1,500,000	1,594,722
Bank of America N.A., 5.30%, 3/15/17	3,000,000	3,105,504
Barclays Bank plc, 5.00%, 9/22/16	1,000,000	1,018,185
Barclays Bank plc, 6.05%, 12/4/17(1)	1,000,000	1,059,417
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	2,000,000	2,035,000
Capital One N.A., 1.65%, 2/5/18	2,500,000	2,483,382
Capital One N.A., 2.35%, 8/17/18	1,000,000	1,005,842
China Overseas Finance Cayman IV Ltd., 4.875%, 2/15/17	1,080,000	1,106,809
Citigroup, Inc., 1.85%, 11/24/17	3,000,000	3,008,229
Corpbanca SA, 3.125%, 1/15/18	1,000,000	1,006,690
Credit Suisse AG, 1.75%, 1/29/18	1,000,000	1,002,155
Fifth Third Bank / Cincinnati OH, 2.30%, 3/15/19	1,000,000	1,009,647
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18	1,235,000	1,275,137
Grupo Aval Ltd., 5.25%, 2/1/17	1,000,000	1,023,750
HBOS plc, MTN, 6.75%, 5/21/18(1)	1,300,000	1,409,169
HSBC Bank plc, 3.10%, 5/24/16(1)	1,000,000	1,003,263
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18	1,000,000	1,043,595
Intesa Sanpaolo SpA, 2.375%, 1/13/17	500,000	502,265
JPMorgan Chase & Co., 6.00%, 1/15/18	1,500,000	1,616,016
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	500,000	504,767
PNC Bank N.A., 1.95%, 3/4/19	1,000,000	1,011,235
Sberbank of Russia Via SB Capital SA, MTN, 5.40%, 3/24/17	600,000	614,755
Sumitomo Mitsui Banking Corp., 1.45%, 7/19/16	1,000,000	1,001,683
Wells Fargo & Co., 2.15%, 1/15/19	2,400,000	2,444,501
		36,438,544
Biotechnology — 1.4%
AbbVie, Inc., 1.75%, 11/6/17	1,000,000	1,005,098
AbbVie, Inc., 1.80%, 5/14/18	1,000,000	1,007,364
Celgene Corp., 2.125%, 8/15/18	2,000,000	2,024,100

10

	Principal Amount	Value
Gilead Sciences, Inc., 1.85%, 9/4/18	$1,000,000	$1,018,141
		5,054,703
Building Products — 0.1%
Masco Corp., 6.125%, 10/3/16	550,000	564,025
Capital Markets — 1.4%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	3,802,000	4,068,661
DBS Bank Ltd., VRN, 3.625%, 9/21/17	1,000,000	1,025,091
		5,093,752
Chemicals — 0.4%
Ecolab, Inc., 2.00%, 1/14/19	1,000,000	1,009,754
Hexion, Inc., 8.875%, 2/1/18	900,000	621,000
		1,630,754
Commercial Services and Supplies — 0.6%
Republic Services, Inc., 3.80%, 5/15/18	1,000,000	1,043,386
Waste Management, Inc., 2.60%, 9/1/16	1,000,000	1,006,554
		2,049,940
Communications Equipment — 0.4%
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17	300,000	302,708
Cisco Systems, Inc., 1.60%, 2/28/19	1,000,000	1,015,064
		1,317,772
Consumer Finance — 1.9%
American Express Centurion Bank, 5.95%, 6/12/17	1,000,000	1,049,344
CIT Group, Inc., 5.00%, 5/15/17	600,000	612,000
CIT Group, Inc., 4.25%, 8/15/17	1,800,000	1,836,198
Discover Bank / Greenwood, 2.60%, 11/13/18	1,000,000	1,003,281
PNC Bank N.A., 1.80%, 11/5/18	1,000,000	1,005,660
Synchrony Financial, 2.60%, 1/15/19	1,525,000	1,529,512
		7,035,995
Diversified Financial Services — 2.7%
Ally Financial, Inc., 2.75%, 1/30/17	1,000,000	997,500
BNP Paribas SA, MTN, 2.70%, 8/20/18	1,000,000	1,022,795
Denali International LLC / Denali Finance Corp., 5.625%, 10/15/20(1)	250,000	264,344
Goldman Sachs Group, Inc. (The), 6.25%, 9/1/17	2,700,000	2,874,941
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	1,000,000	1,024,057
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	500,000	500,000
Morgan Stanley, 2.125%, 4/25/18	1,000,000	1,008,421
Morgan Stanley, MTN, 5.95%, 12/28/17	2,000,000	2,141,522
		9,833,580
Diversified Telecommunication Services — 2.6%
AT&T, Inc., 2.95%, 5/15/16	1,000,000	1,002,370
AT&T, Inc., 2.40%, 3/15/17	1,500,000	1,517,931
AT&T, Inc., 2.30%, 3/11/19	500,000	510,959
British Telecommunications plc, 1.625%, 6/28/16	1,000,000	1,001,308
CenturyLink, Inc., 6.00%, 4/1/17	500,000	515,625
Deutsche Telekom International Finance BV, 3.125%, 4/11/16(1)	1,000,000	1,000,368
Frontier Communications Corp., 8.25%, 4/15/17	1,000,000	1,063,350
Frontier Communications Corp., 8.875%, 9/15/20(1)	500,000	523,750
Verizon Communications, Inc., 2.50%, 9/15/16	2,057,000	2,073,100

11

	Principal Amount	Value
Verizon Communications, Inc., 3.65%, 9/14/18	$500,000	$526,736
		9,735,497
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	500,000	507,559
Food and Staples Retailing — 1.6%
CVS Health Corp., 1.20%, 12/5/16	500,000	501,205
CVS Health Corp., 1.90%, 7/20/18	2,000,000	2,030,604
Dollar General Corp., 4.125%, 7/15/17	200,000	206,536
Kroger Co. (The), 2.00%, 1/15/19	1,000,000	1,014,842
Safeway, Inc., 3.40%, 12/1/16	200,000	200,500
Sysco Corp., 1.90%, 4/1/19(2)	2,000,000	2,014,262
		5,967,949
Food Products — 1.0%
Kraft Heinz Foods Co., 2.00%, 7/2/18(1)	2,000,000	2,019,884
Tyson Foods, Inc., 6.60%, 4/1/16	750,000	750,000
Tyson Foods, Inc., 2.65%, 8/15/19	1,000,000	1,026,587
		3,796,471
Gas Utilities — 1.0%
Energy Transfer Partners LP, 2.50%, 6/15/18	800,000	774,891
Enterprise Products Operating LLC, 1.65%, 5/7/18	1,000,000	997,001
Magellan Midstream Partners LP, 6.55%, 7/15/19	800,000	893,870
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18	500,000	501,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 2/1/21	480,000	472,800
		3,639,812
Health Care Equipment and Supplies — 1.6%
Becton Dickinson and Co., 1.80%, 12/15/17	2,000,000	2,009,412
Mallinckrodt International Finance SA, 3.50%, 4/15/18	840,000	810,600
St. Jude Medical, Inc., 2.00%, 9/15/18	1,250,000	1,264,622
Strykar Corp., 2.00%, 3/8/19	2,000,000	2,021,322
		6,105,956
Health Care Providers and Services — 1.6%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	1,171,000	1,185,637
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	855,000	895,613
HCA, Inc., 3.75%, 3/15/19	1,500,000	1,540,350
Tenet Healthcare Corp., 6.25%, 11/1/18	620,000	663,400
UnitedHealth Group, Inc., 1.45%, 7/17/17	1,000,000	1,005,893
Universal Health Services, Inc., 7.125%, 6/30/16	290,000	294,556
Universal Health Services, Inc., 3.75%, 8/1/19(1)	500,000	515,000
		6,100,449
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 2.10%, 12/7/18	500,000	510,560
Household Durables — 1.2%
D.R. Horton, Inc., 3.625%, 2/15/18	1,250,000	1,285,937
Lennar Corp., 4.75%, 12/15/17	1,000,000	1,027,500
Toll Brothers Finance Corp., 4.00%, 12/31/18	680,000	705,500
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	990,000	987,525
Whirlpool Corp., 1.35%, 3/1/17	500,000	499,982
		4,506,444

12

	Principal Amount	Value
Household Products — 0.4%
Spectrum Brands, Inc., 6.375%, 11/15/20	$1,250,000	$1,322,500
Industrial Conglomerates — 0.3%
General Electric Co., 5.25%, 12/6/17	987,000	1,058,572
Insurance — 1.8%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19	500,000	498,750
American International Group, Inc., MTN, 5.85%, 1/16/18	1,000,000	1,072,604
Berkshire Hathaway Finance Co., 1.70%, 3/15/19	1,000,000	1,016,757
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16	400,000	408,884
Hartford Financial Services Group, Inc. (The), 5.375%, 3/15/17	410,000	425,243
International Lease Finance Corp., 3.875%, 4/15/18	1,000,000	1,008,200
MetLife, Inc., 1.90%, 12/15/17	1,000,000	1,006,407
Travelers Cos., Inc. (The), 5.80%, 5/15/18	1,000,000	1,086,003
		6,522,848
IT Services — 0.7%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	1,500,000	1,489,083
Fidelity National Information Services, Inc., 2.85%, 10/15/18	1,000,000	1,017,082
		2,506,165
Life Sciences Tools and Services — 0.2%
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	600,000	599,542
Marine — 0.3%
DP World Sukuk Ltd., 6.25%, 7/2/17	1,080,000	1,131,564
Media — 1.7%
CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21	1,500,000	1,557,465
Embarq Corp., 7.08%, 6/1/16	1,000,000	1,008,929
TEGNA, Inc., 5.125%, 7/15/20	500,000	522,500
Time Warner Cable, Inc., 5.85%, 5/1/17	1,250,000	1,303,451
Viacom, Inc., 3.50%, 4/1/17	1,000,000	1,012,616
Walt Disney Co. (The), 1.65%, 1/8/19	1,000,000	1,017,940
		6,422,901
Metals and Mining — 0.4%
Glencore Funding LLC, 1.70%, 5/27/16(1)	1,000,000	998,978
Steel Dynamics, Inc., 6.125%, 8/15/19	650,000	674,375
		1,673,353
Multi-Utilities — 1.2%
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	500,000	423,750
DPL, Inc., 6.50%, 10/15/16	77,000	78,829
Duke Energy Corp., 1.625%, 8/15/17	1,000,000	1,002,024
IPALCO Enterprises, Inc., 5.00%, 5/1/18	970,000	1,023,350
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	500,000	467,400
NRG Energy, Inc., 7.625%, 1/15/18	595,000	635,162
Sempra Energy, 6.50%, 6/1/16	750,000	755,894
		4,386,409
Multiline Retail — 0.2%
Macy's Retail Holdings, Inc., 5.90%, 12/1/16	800,000	824,606
Oil, Gas and Consumable Fuels — 3.5%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	300,000	309,000

13

	Principal Amount	Value
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	$875,000	$896,875
Anadarko Petroleum Corp., 5.95%, 9/15/16	400,000	406,591
Apache Corp., 6.90%, 9/15/18	500,000	541,954
BP Capital Markets plc, 2.24%, 9/26/18	1,000,000	1,013,227
CNOOC Finance 2013 Ltd., 1.125%, 5/9/16	1,000,000	999,801
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	1,000,000	998,746
Concho Resources, Inc., 7.00%, 1/15/21	1,000,000	1,015,000
Exxon Mobil Corp., 1.44%, 3/1/18	2,000,000	2,015,930
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.125%, 6/15/19	650,000	559,000
Petrobras Global Finance BV, 2.00%, 5/20/16	1,000,000	998,800
Petrobras Global Finance BV, 3.25%, 3/17/17	1,000,000	983,750
Sabine Pass LNG LP, 7.50%, 11/30/16	1,000,000	1,029,625
Shell International Finance BV, 1.625%, 11/10/18	1,000,000	1,004,978
		12,773,277
Pharmaceuticals — 2.0%
Actavis Funding SCS, 2.35%, 3/12/18	2,200,000	2,226,864
Baxalta, Inc., 2.00%, 6/22/18(1)	1,500,000	1,488,921
Mylan, Inc., 1.80%, 6/24/16	1,000,000	1,000,779
Mylan, Inc., 1.35%, 11/29/16	690,000	685,374
Perrigo Co. plc, 1.30%, 11/8/16	1,500,000	1,493,243
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	400,000	365,000
		7,260,181
Real Estate Investment Trusts (REITs) — 0.5%
HCP, Inc., 6.00%, 1/30/17	900,000	929,811
Hospitality Properties Trust, 5.625%, 3/15/17	1,000,000	1,033,226
		1,963,037
Road and Rail — 0.3%
CSX Corp., 5.60%, 5/1/17	1,000,000	1,045,056
Semiconductors and Semiconductor Equipment — 0.4%
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)	394,000	395,478
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	1,000,000	1,015,000
		1,410,478
Specialty Retail — 0.4%
Hertz Corp. (The), 4.25%, 4/1/18	390,000	391,950
Hertz Corp. (The), 6.75%, 4/15/19	1,160,000	1,179,708
		1,571,658
Technology Hardware, Storage and Peripherals — 1.5%
Apple, Inc., 0.90%, 5/12/17	1,000,000	1,001,787
Apple, Inc., 1.30%, 2/23/18	2,000,000	2,016,306
Dell, Inc., 3.10%, 4/1/16	445,000	445,000
Hewlett Packard Enterprise Co., 2.45%, 10/5/17(1)	2,000,000	2,013,978
		5,477,071
Textiles, Apparel and Luxury Goods — 0.3%
Hanesbrands, Inc., 6.375%, 12/15/20	1,001,000	1,037,286
Tobacco — 0.3%
Reynolds American, Inc., 2.30%, 6/12/18	1,000,000	1,020,646

14

	Principal Amount	Value
Wireless Telecommunication Services — 1.1%
America Movil SAB de CV, 2.375%, 9/8/16	$1,000,000	$1,004,528
Sprint Communications, Inc., 6.00%, 12/1/16	1,500,000	1,498,125
T-Mobile USA, Inc., 6.46%, 4/28/19	1,500,000	1,537,500
		4,040,153
TOTAL CORPORATE BONDS (Cost $183,021,049)		182,917,561
U.S. TREASURY SECURITIES — 21.2%
U.S. Treasury Notes, 0.75%, 10/31/17(3)	21,000,000	21,011,886
U.S. Treasury Notes, 1.875%, 10/31/17	2,500,000	2,545,558
U.S. Treasury Notes, 0.875%, 1/31/18	25,800,000	25,871,543
U.S. Treasury Notes, 1.00%, 2/15/18	8,000,000	8,039,376
U.S. Treasury Notes, 1.00%, 3/15/18	11,800,000	11,861,761
U.S. Treasury Notes, 1.00%, 5/31/18	9,000,000	9,045,180
TOTAL U.S. TREASURY SECURITIES (Cost $78,162,924)		78,375,304
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 11.1%
Private Sponsor Collateralized Mortgage Obligations — 9.5%
Alternative Loan Trust, Series 2003-20CB, Class 1A1 SEQ, 5.50%, 10/25/33	519,469	523,734
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	284,828	293,167
Banc of America Mortgage Securities, Inc., Series 2003-L, Class 2A2, VRN, 2.91%, 4/1/16	564,887	561,642
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	168,923	174,528
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	369,294	331,647
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.95%, 4/1/16	256,174	254,881
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.58%, 4/1/16	784,874	766,859
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	831,292	863,598
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.44%, 4/1/16	780,696	734,266
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	588,922	575,229
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	259,253	265,165
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	178,802	180,146
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	6,337	6,177
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.61%, 4/1/16	24,643	24,054
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 4/1/16	501,971	480,194
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.74%, 4/1/16	956,746	842,352
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.82%, 4/1/16	247,706	246,017
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 4/1/16	226,564	223,510

15

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.84%, 4/1/16	$1,507,070	$1,513,262
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.76%, 4/1/16	650,278	617,486
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.81%, 4/1/16	914,431	930,407
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	137,744	137,627
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.64%, 4/1/16	757,006	739,253
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, VRN, 2.65%, 4/1/16	362,964	357,044
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.54%, 4/1/16	305,480	303,182
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 4A1, VRN, 5.65%, 4/1/16	593,817	602,756
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.80%, 4/1/16	613,128	597,849
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.49%, 4/1/16	986,470	967,748
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.83%, 4/1/16	585,814	583,060
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 2.74%, 4/1/16	614,729	614,419
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.75%, 4/1/16	430,141	437,593
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.85%, 4/1/16	695,673	691,728
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	769,281	759,926
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.79%, 4/1/16	444,303	451,000
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.79%, 4/1/16	561,770	583,101
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.79%, 4/1/16	643,248	651,195
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, 0.73%, 4/25/16	1,008,320	930,206
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 4/1/16	32,194	31,552
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.93%, 4/1/16	642,968	644,325
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 2.97%, 4/1/16	667,987	667,096
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	194,579	197,357
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	397,719	388,316
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	48,897	48,833
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	541,625	545,183
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	505,137	508,456
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 2.99%, 4/1/16	830,498	779,332
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 2.97%, 4/1/16	983,415	897,321

16

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.83%, 4/1/16	$320,776	$307,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.81%, 4/1/16	831,570	812,929
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A4 SEQ, VRN, 2.81%, 4/1/16	336,925	324,298
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.81%, 4/1/16	789,338	759,892
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.74%, 4/1/16	315,603	297,141
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.74%, 4/1/16	206,109	191,468
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 4/1/16	161,067	148,474
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.74%, 4/1/16	1,177,279	1,083,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.64%, 4/1/16	1,454,748	1,370,323
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.84%, 4/1/16	615,220	603,686
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR3, Class A1, VRN, 3.03%, 4/1/16	522,497	511,500
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.10%, 4/1/16	1,177,511	1,105,371
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	138,304	138,345
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	373,879	369,405
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	260,201	261,481
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	661,297	677,067
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	95,680	98,410
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	266,565	264,577
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	303,552	314,852
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	34,954	35,442
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	684,918	675,945
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	108,096	113,765
		34,988,890
U.S. Government Agency Collateralized Mortgage Obligations — 1.6%
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	199,862	205,970
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	252,436	256,629
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	143,294	146,507
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	788,511	808,367
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	179,042	183,597
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	428,576	439,478
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	481,483	494,929
FNMA, Series 2006-60, Class KF, VRN, 0.73%, 4/25/16	1,206,205	1,212,024
FNMA, Series 2009-33, Class FB, VRN, 1.25%, 4/25/16	1,517,504	1,549,814

17

	Principal Amount	Value
FNMA, Series 2009-87, Class HF, VRN, 1.28%, 4/25/16	$607,941	$621,009
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	192,068	195,448
		6,113,772
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,121,002)		41,102,662
ASSET-BACKED SECURITIES(4) — 8.7%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	1,453,139	1,425,965
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(1)	1,900,000	1,897,042
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	750,000	742,665
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	450,000	455,908
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	675,000	661,904
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.69%, 4/15/16	1,225,000	1,220,507
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.86%, 4/7/16(1)	926,127	923,649
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.33%, 4/22/16(1)	750,000	750,081
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(1)	255,640	254,897
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	1,100,000	1,098,264
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	900,000	899,501
Hertz Fleet Lease Funding LP, Series 2013-3, Class A, VRN, 0.99%, 4/11/16(1)	386,340	385,711
Hertz Fleet Lease Funding LP, Series 2014-1, Class B, VRN, 1.19%, 4/11/16(1)	1,000,000	997,898
Hertz Fleet Lease Funding LP, Series 2014-1, Class C, VRN, 1.59%, 4/11/16(1)	1,000,000	998,638
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	1,106,597	1,101,523
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	784,606	772,177
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/26(1)	553,840	542,904
Invitation Homes Trust, Series 2013-SFR1, Class A, VRN, 1.59%, 4/17/16(1)	1,439,124	1,424,198
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	2,989,289	2,924,436
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 1.64%, 4/17/16(1)	1,995,969	1,960,631
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.89%, 4/17/16(1)	625,723	619,221
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	824,589	829,933
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	991,410	984,113
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	1,961,999	1,964,956
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	1,280,712	1,279,617
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	1,267,733	1,249,391

18

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, 2.28%, 11/20/25(1)	$460,817	$460,559
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	840,917	837,738
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	927,451	917,734
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	1,425,000	1,434,352
TOTAL ASSET-BACKED SECURITIES (Cost $32,129,273)		32,016,113
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 3.9%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class B, VRN, 1.54%, 4/15/16(1)	1,625,000	1,630,432
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.39%, 4/15/16(1)	2,775,000	2,707,763
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.24%, 4/15/16(1)	1,675,000	1,636,280
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	925,000	936,446
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	675,000	679,612
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(1)	650,000	646,382
Irvine Core Office Trust, Series 2013-IRV, Class A1 SEQ, 2.07%, 5/15/48(1)	2,108,643	2,123,692
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.34%, 4/15/16(1)	1,650,000	1,634,191
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.39%, 4/15/16(1)	1,500,000	1,457,186
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(1)	1,000,000	996,747
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,612,682)		14,448,731
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 3.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 3.2%
FHLMC, VRN, 1.78%, 4/15/16	224,103	228,904
FHLMC, VRN, 1.84%, 4/15/16	525,914	537,848
FHLMC, VRN, 1.95%, 4/15/16	412,853	423,747
FHLMC, VRN, 1.98%, 4/15/16	285,966	292,638
FHLMC, VRN, 2.05%, 4/15/16	947,242	973,026
FHLMC, VRN, 2.32%, 4/15/16	618,101	632,764
FHLMC, VRN, 2.55%, 4/15/16	311,818	325,358
FHLMC, VRN, 2.59%, 4/15/16	839,015	884,815
FHLMC, VRN, 2.61%, 4/15/16	87,495	92,372
FHLMC, VRN, 2.62%, 4/15/16	178,423	188,454
FHLMC, VRN, 2.63%, 4/15/16	380,475	401,397
FHLMC, VRN, 2.63%, 4/15/16	703,914	730,731
FHLMC, VRN, 3.24%, 4/15/16	233,095	245,438
FHLMC, VRN, 3.79%, 4/15/16	730,323	771,104
FHLMC, VRN, 4.06%, 4/15/16	207,429	218,477
FHLMC, VRN, 4.22%, 4/15/16	401,938	425,375
FHLMC, VRN, 4.67%, 4/15/16	197,057	206,776
FHLMC, VRN, 5.12%, 4/15/16	179,274	189,023
FNMA, VRN, 2.06%, 4/25/16	496,865	519,248

19

	Principal Amount/Shares	Value
FNMA, VRN, 2.07%, 4/25/16	$542,714	$565,836
FNMA, VRN, 2.07%, 4/25/16	622,637	648,677
FNMA, VRN, 2.44%, 4/25/16	246,183	261,962
FNMA, VRN, 2.52%, 4/25/16	96,677	101,667
FNMA, VRN, 2.57%, 4/25/16	130,844	137,284
FNMA, VRN, 2.62%, 4/25/16	11,750	12,369
FNMA, VRN, 3.02%, 4/25/16	746,871	777,901
FNMA, VRN, 3.36%, 4/25/16	760,237	795,686
FNMA, VRN, 4.80%, 4/25/16	239,737	252,495
		11,841,372
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, 5.50%, 12/1/36	2,454	2,745
FNMA, 5.00%, 7/1/20	24,092	25,531
FNMA, 5.50%, 7/1/36	3,694	4,143
		32,419
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $11,796,355)		11,873,791
TEMPORARY CASH INVESTMENTS — 3.8%
BNP Paribas SA, 0.25%, 4/1/16(5)	974,000	973,991
Credit Agricole Corporate and Investment Bank, 0.27%, 4/1/16 (LOC: Credit Agricole SA)(5)	7,933,000	7,932,911
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $3,334,581), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $3,266,009)		3,266,000
SSgA U.S. Government Money Market Fund, Class N	2,072,651	2,072,651
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,245,651)		14,245,553
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $375,088,936)		374,979,715
OTHER ASSETS AND LIABILITIES — (1.4)%		(5,150,686)
TOTAL NET ASSETS — 100.0%		$369,829,029

20

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,686,081	USD	1,284,015	UBS AG	6/15/16	$4,201
USD	1,249,656	AUD	1,686,081	JPMorgan Chase Bank N.A.	6/15/16	(38,560)
CAD	491,821	USD	367,310	UBS AG	6/15/16	11,402
CAD	977,374	USD	748,875	UBS AG	6/15/16	3,722
USD	372,540	CAD	491,821	JPMorgan Chase Bank N.A.	6/15/16	(6,172)
USD	735,112	CAD	977,374	JPMorgan Chase Bank N.A.	6/15/16	(17,486)
CLP	504,228,619	USD	746,121	UBS AG	6/15/16	1,814
USD	732,092	CLP	504,228,620	UBS AG	6/15/16	(15,843)
USD	369,214	GBP	259,659	UBS AG	6/15/16	(3,804)
USD	734,265	GBP	521,046	UBS AG	6/15/16	(14,254)
JPY	42,007,165	USD	374,199	JPMorgan Chase Bank N.A.	6/15/16	(191)
JPY	41,060,463	USD	365,168	JPMorgan Chase Bank N.A.	6/15/16	412
KRW	1,343,425,458	USD	1,160,426	UBS AG	6/15/16	10,133
USD	1,109,169	KRW	1,343,425,456	UBS AG	6/15/16	(61,390)
NOK	6,295,426	USD	736,240	Barclays Bank plc	6/15/16	24,285
NOK	6,214,837	USD	749,780	UBS AG	6/15/16	1,010
USD	741,266	NOK	6,295,426	Barclays Bank plc	6/15/16	(19,260)
USD	731,409	NOK	6,214,837	JPMorgan Chase Bank N.A.	6/15/16	(19,381)
NZD	1,081,314	USD	748,063	UBS AG	6/15/16	(3,413)
SEK	6,281,832	USD	755,083	Barclays Bank plc	6/15/16	20,698
SEK	6,080,311	USD	736,837	UBS AG	6/15/16	14,057
USD	743,637	SEK	6,281,832	Barclays Bank plc	6/15/16	(32,143)
USD	555,537	TWD	18,248,822	UBS AG	6/15/16	(12,175)
						$(152,338)

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
287	U.S. Treasury 2-Year Notes	June 2016	$62,781,250	$18,792

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
14	U.S. Treasury 5-Year Notes	June 2016	$1,696,297	$(5,152)

21

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS

Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$2,175,000	Sell	5.00%	12/20/20	4.29%	$75,596	$65,541
CDX North America Investment Grade 25 Index	4,000,000	Sell	1.00	12/20/20	0.89	6,982	20,905
						$82,578	$86,446

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

22

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
JPY	-	Japanese Yen
KRW	-	South Korean Won
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†     Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $62,360,845, which represented 16.9% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $400,312.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities, at value (cost of $375,088,936)	$374,979,715
Receivable for investments sold	694,693
Receivable for capital shares sold	166,681
Receivable for variation margin on futures contracts	19,359
Receivable for variation margin on swap agreements	3,274
Unrealized appreciation on forward foreign currency exchange contracts	91,734
Interest receivable	2,110,336
378,065,792

Liabilities
Payable for investments purchased	5,988,825
Payable for capital shares redeemed	1,762,425
Unrealized depreciation on forward foreign currency exchange contracts	244,072
Accrued management fees	175,766
Distribution and service fees payable	29,602
Dividends payable	36,073
8,236,763

Net Assets	$369,829,029

Net Assets Consist of:
Capital paid in	$376,299,687
Undistributed net investment income	6,931
Accumulated net realized loss	(6,312,248)
Net unrealized depreciation	(165,341)
$369,829,029

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$224,707,985	21,918,550	$10.25
Institutional Class	$64,283,322	6,270,362	$10.25
A Class	$61,261,221	5,976,092	$10.25*
C Class	$18,918,750	1,844,599	$10.26
R Class	$657,751	64,126	$10.26
*Maximum offering price $10.49 (net asset value divided by 0.9775).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$7,107,547

Expenses:
Management fees	2,029,981
Distribution and service fees:
A Class	152,004
C Class	206,015
R Class	3,934
Trustees' fees and expenses	19,064
Other expenses	3,627
2,414,625

Net investment income (loss)	4,692,922

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,985,147)
Futures contract transactions	286,448
Swap agreement transactions	74,242
Foreign currency transactions	(549,609)
(2,174,066)

Change in net unrealized appreciation (depreciation) on:
Investments	575,626
Futures contracts	(102,914)
Swap agreements	82,578
Translation of assets and liabilities in foreign currencies	(186,140)
369,150

Net realized and unrealized gain (loss)	(1,804,916)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,888,006

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2016 AND MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015
Operations
Net investment income (loss)	$4,692,922	$6,075,443
Net realized gain (loss)	(2,174,066)	(409,078)
Change in net unrealized appreciation (depreciation)	369,150	(2,144,258)
Net increase (decrease) in net assets resulting from operations	2,888,006	3,522,107

Distributions to Shareholders
From net investment income:
Investor Class	(3,630,575)	(4,739,419)
Institutional Class	(1,066,767)	(922,352)
A Class	(846,577)	(1,238,879)
C Class	(132,508)	(225,572)
R Class	(9,002)	(18,109)
Decrease in net assets from distributions	(5,685,429)	(7,144,331)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	23,560,367	(102,392,606)

Net increase (decrease) in net assets	20,762,944	(106,014,830)

Net Assets
Beginning of period	349,066,085	455,080,915
End of period	$369,829,029	$349,066,085

Undistributed net investment income	$6,931	$167,041

See Notes to Financial Statements.

26

Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended March 31, 2016 was 0.59% for the Investor Class, A Class, C Class and R Class and 0.39% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $283,536,555, of which $163,661,211 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 totaled $254,052,657, of which $130,363,242 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,350,651	$85,718,040	10,404,998	$107,793,051
Issued in reinvestment of distributions	319,429	3,279,378	414,688	4,293,050
Redeemed	(7,756,339)	(79,601,277)	(17,965,015)	(186,141,916)
	913,741	9,396,141	(7,145,329)	(74,055,815)
Institutional Class
Sold	5,719,845	58,749,229	3,853,173	39,831,350
Issued in reinvestment of distributions	103,930	1,066,672	88,866	919,474
Redeemed	(4,461,917)	(45,829,501)	(2,798,674)	(28,963,696)
	1,361,858	13,986,400	1,143,365	11,787,128
A Class
Sold	2,636,406	27,098,937	2,164,445	22,413,844
Issued in reinvestment of distributions	73,821	757,878	92,226	954,830
Redeemed	(2,222,359)	(22,812,799)	(5,537,513)	(57,306,825)
	487,868	5,044,016	(3,280,842)	(33,938,151)
C Class
Sold	363,572	3,728,030	411,409	4,251,580
Issued in reinvestment of distributions	10,242	105,220	16,755	173,526
Redeemed	(794,298)	(8,164,464)	(985,612)	(10,210,154)
	(420,484)	(4,331,214)	(557,448)	(5,785,048)
R Class
Sold	9,816	100,748	46,935	486,840
Issued in reinvestment of distributions	867	8,913	1,729	17,912
Redeemed	(62,575)	(644,637)	(87,316)	(905,472)
	(51,892)	(534,976)	(38,652)	(400,720)
Net increase (decrease)	2,291,091	$23,560,367	(9,878,906)	$(102,392,606)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$182,917,561	—
U.S. Treasury Securities	—	78,375,304	—
Collateralized Mortgage Obligations	—	41,102,662	—
Asset-Backed Securities	—	32,016,113	—
Commercial Mortgage-Backed Securities	—	14,448,731	—
U.S. Government Agency Mortgage-Backed Securities	—	11,873,791	—
Temporary Cash Investments	$2,072,651	12,172,902	—
	$2,072,651	$372,907,064	—
Other Financial Instruments
Futures Contracts	$18,792	—	—
Swap Agreements	—	$86,446	—
Forward Foreign Currency Exchange Contracts	—	91,734	—
	$18,792	$178,180	—

Liabilities
Other Financial Instruments
Futures Contracts	$5,152	—	—
Forward Foreign Currency Exchange Contracts	—	$244,072	—
	$5,152	$244,072	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $6,080,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign

31

currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $23,752,806.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 374 contracts.

Value of Derivative Instruments as of March 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$3,274	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	91,734	Unrealized depreciation on forward foreign currency exchange contracts	$244,072
Interest Rate Risk	Receivable for variation margin on futures contracts*	19,359	Payable for variation margin on futures contracts*	—
		$114,367		$244,072

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$74,242	Change in net unrealized appreciation (depreciation) on swap agreements	$82,578
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(549,609)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(186,140)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	286,448	Change in net unrealized appreciation (depreciation) on futures contracts	(102,914)
		$(188,919)		$(206,476)

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$5,685,429	$7,144,331
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$375,161,358
Gross tax appreciation of investments	$1,792,069
Gross tax depreciation of investments	(1,973,712)
Net tax appreciation (depreciation) of investments	(181,643)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	65,857
Net tax appreciation (depreciation)	$(115,786)
Other book-to-tax adjustments	$(39,541)
Undistributed ordinary income	$11,476
Accumulated short-term capital losses	$(2,965,185)
Accumulated long-term capital losses	$(3,361,622)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.33	0.14	(0.05)	0.09	(0.17)	—	(0.17)	$10.25	0.87%	0.60%	1.37%	73%	$224,708
2015	$10.42	0.17	(0.06)	0.11	(0.20)	—	(0.20)	$10.33	1.02%	0.60%	1.61%	56%	$217,035
2014	$10.54	0.12	(0.09)	0.03	(0.14)	(0.01)	(0.15)	$10.42	0.28%	0.60%	1.11%	94%	$293,408
2013	$10.50	0.10	0.07	0.17	(0.12)	(0.01)	(0.13)	$10.54	1.61%	0.60%	0.99%	77%	$292,484
2012	$10.51	0.15	0.11	0.26	(0.27)	—	(0.27)	$10.50	2.52%	0.61%	1.48%	100%	$193,624
Institutional Class
2016	$10.33	0.16	(0.05)	0.11	(0.19)	—	(0.19)	$10.25	1.07%	0.40%	1.57%	73%	$64,283
2015	$10.42	0.19	(0.06)	0.13	(0.22)	—	(0.22)	$10.33	1.22%	0.40%	1.81%	56%	$50,715
2014	$10.54	0.14	(0.09)	0.05	(0.16)	(0.01)	(0.17)	$10.42	0.48%	0.40%	1.31%	94%	$39,239
2013	$10.50	0.12	0.07	0.19	(0.14)	(0.01)	(0.15)	$10.54	1.81%	0.40%	1.19%	77%	$39,236
2012	$10.51	0.18	0.10	0.28	(0.29)	—	(0.29)	$10.50	2.72%	0.41%	1.68%	100%	$19,492

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$10.33	0.11	(0.05)	0.06	(0.14)	—	(0.14)	$10.25	0.62%	0.85%	1.12%	73%	$61,261
2015	$10.42	0.14	(0.06)	0.08	(0.17)	—	(0.17)	$10.33	0.77%	0.85%	1.36%	56%	$56,703
2014	$10.54	0.09	(0.08)	0.01	(0.12)	(0.01)	(0.13)	$10.42	0.03%	0.85%	0.86%	94%	$91,390
2013	$10.50	0.08	0.06	0.14	(0.09)	(0.01)	(0.10)	$10.54	1.35%	0.85%	0.74%	77%	$114,370
2012	$10.51	0.13	0.11	0.24	(0.25)	—	(0.25)	$10.50	2.26%	0.86%	1.23%	100%	$130,824
C Class
2016	$10.34	0.04	(0.05)	(0.01)	(0.07)	—	(0.07)	$10.26	(0.13)%	1.60%	0.37%	73%	$18,919
2015	$10.43	0.06	(0.06)	—	(0.09)	—	(0.09)	$10.34	0.02%	1.60%	0.61%	56%	$23,414
2014	$10.54	0.01	(0.08)	(0.07)	(0.03)	(0.01)	(0.04)	$10.43	(0.66)%	1.60%	0.11%	94%	$29,431
2013	$10.51	—(3)	0.05	0.05	(0.01)	(0.01)	(0.02)	$10.54	0.53%	1.60%	(0.01)%	77%	$32,682
2012	$10.51	0.05	0.12	0.17	(0.17)	—	(0.17)	$10.51	1.59%	1.61%	0.48%	100%	$38,754
R Class
2016	$10.34	0.09	(0.05)	0.04	(0.12)	—	(0.12)	$10.26	0.37%	1.10%	0.87%	73%	$658
2015	$10.43	0.11	(0.06)	0.05	(0.14)	—	(0.14)	$10.34	0.52%	1.10%	1.11%	56%	$1,199
2014	$10.55	0.06	(0.08)	(0.02)	(0.09)	(0.01)	(0.10)	$10.43	(0.22)%	1.10%	0.61%	94%	$1,613
2013	$10.51	0.05	0.06	0.11	(0.06)	(0.01)	(0.07)	$10.55	1.10%	1.10%	0.49%	77%	$1,843
2012	$10.52	0.10	0.11	0.21	(0.22)	—	(0.22)	$10.51	2.01%	1.11%	0.98%	100%	$1,655

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
38

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

40

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88882 1605

Annual Report

March 31, 2016

Strategic Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports help convey information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

Two months in particular captured the volatility and risk-off trading of the 12-month period. Last August, China’s economic slowdown (which rippled across the global economy) triggered Chinese stock market volatility, increasingly stimulative Chinese central bank monetary policy, and currency devaluations. Burdened further with oil market volatility, equity and higher-risk bond markets declined globally. Five months later, in January, investor sentiment plunged again as global economic growth decelerated, China devalued its currency again, and oil prices dropped below $30 a barrel. In addition, the Fed, in December, executed its first rate hike since 2006. Central bank policies showed less divergence thereafter, with the Bank of Japan suddenly resorting to negative interest rates, the Fed holding rates steady while reducing its rate hike projections, and the European Central Bank announcing significant additional stimulus.

Bonds (and more bond-like stock sectors, such as utilities and REITs) generally outperformed the broad stock market for the reporting period. In terms of stock style and size, growth generally outperformed value, and large cap generally outperformed small cap. In the bond market, higher quality (investment-grade) generally outperformed lower quality (high-yield). We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. Looking ahead, we continue to believe in a disciplined, diversified, risk-aware investment approach, using professionally managed portfolios to meet financial goals. We appreciate your trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASIEX	0.44%	0.80%	7/28/14
Barclays U.S. Aggregate Bond Index	—	1.96%	3.31%	—
Institutional Class	ASIJX	0.64%	1.01%	7/28/14
A Class	ASIQX			7/28/14
No sales charge		0.19%	0.56%
With sales charge		-4.30%	-2.16%
C Class	ASIHX	-0.56%	-0.19%	7/28/14
R Class	ASIWX	-0.06%	0.31%	7/28/14
R6 Class	ASIPX	0.69%	1.06%	7/28/14
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2016
Investor Class — $10,135

Barclays U.S. Aggregate Bond Index — $10,560

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.59%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Strategic Income advanced 0.44%* for the 12 months ended March 31, 2016. The investment-grade Barclays U.S. Aggregate Bond Index gained 1.96% for the same period. The fund’s absolute and relative performance reflected market conditions that favored investment-grade bonds over higher-yielding, lower-credit-quality securities on a total return basis. In addition, longer-duration (greater price sensitivity to interest rate changes) securities generally outperformed their shorter-duration counterparts. These market conditions and the portfolio’s investment allocation (exposure to non-index, higher-yielding sectors, consistent with the fund’s income objective) caused the fund to lag the longer-duration investment-grade index. In addition, fund returns reflect operating expenses, while index returns do not.

Mixed Economic Data, Investor Speculation About Fed Policy Triggered Bond Market Volatility

The combination of slowing global growth, plunging oil prices, and investor speculation regarding the timing and magnitude of interest rate “normalization” from the Federal Reserve (the Fed) led to a volatile 12-month period that generally favored higher-quality securities over more income-oriented, higher-risk bonds. Overall, economic data and central bank policy generally stayed on firmer footing in the U.S. than in other regions, including Europe and Japan, where growth and inflation rates remained muted. As the Fed continued to slowly scale back its economic stimulus, other leading central banks maintained aggressive stimulus programs to combat economic weakness, perpetuating the theme of “global divergence” and keeping the U.S. dollar relatively strong versus other currencies for much of the period.

Early in the period, bond market performance stumbled, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Broad bond market performance rebounded in the summer of 2015 as Greece reached a deal with its creditors. In addition, mounting concerns about slowing growth in China and its influence on the entire global economy triggered a flight to quality, which generally favored government bonds over riskier assets and pushed back a widely anticipated September rate hike from the Fed. Investor expectations for the Fed to begin normalizing short-term interest rates at its December monetary policy meeting drove U.S. government bond yields back up again late in 2015. On December 16, the Fed finally initiated “liftoff” with a 25-basis-point (1 basis point equals 0.01%) increase in the federal funds rate target.

The Fed indicated the path to rate normalization would continue in 2016. But the prospects for a first-quarter 2016 rate hike faded as weaker U.S. and global growth sparked recession fears early in 2016, triggering another flight to quality. Higher-yielding sectors returned to favor in late February, as stabilization in the oil markets and new stimulus plans from the European Central Bank triggered a return to “risk-on” trading that carried to the end of the reporting period. But for the period as a whole, investment-grade bonds generally outperformed high-yield.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Risk Aversion Weighed On Corporate Sectors’ Performance

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market—including investment-grade and high-yield corporate securities, the securitized sector, and emerging market debt—and preferred stocks. Higher-yielding bond sectors generally lagged higher-quality sectors that are more prevalent in the Barclays index. High-yielding bond sectors also tend to have shorter durations than investment-grade sectors—another headwind to relative performance in a period that rewarded longer-duration U.S. government bond exposure.

Despite a relatively small weighting to investment-grade credit (approximately 8% of the portfolio as of March 31, 2016), the allocation represented the portfolio’s largest performance detractor. Our focus on lower-quality securities within the investment-grade universe (those with BBB credit ratings) accounted for the lagging results. These securities suffered from severe spread widening (an increase in the yield differential between corporate bonds and Treasuries of similar maturity) in the risk-averse climate. High-yield corporate bonds (approximately 32% of the portfolio) also detracted from performance, largely due to weakness in the energy sector during most of the period. On a positive note, we used credit default swaps (credit derivatives that can be used to hedge credit risk or speculate on corporate credit quality changes) as part of our corporate bond strategy, which modestly contributed to performance and helped offset some of the credit sector’s underperformance. A small position in preferred stock in the financials sector also aided performance, benefiting from its long-duration profile.

Emerging Markets, Securitized Sector Aided Performance

The portfolio’s position in emerging markets corporate debt (21% of the portfolio as of March 31, 2016) contributed to performance, largely due to a rally late in the period. A mid-February rebound in oil and other commodities prices, along with a decline in the U.S. dollar’s value versus most other currencies, sparked renewed investor interest in the asset class. In many cases, we believe credit fundamentals in the emerging markets were better than what was priced into the market, particularly early in 2016. Our position in oil-sensitive sovereign securities also contributed to performance.

We also maintained a large weighting in the securitized sector, which represented approximately 33% of the portfolio at the end of March. Security selection within the allocation contributed to results. In particular, selections among non-agency commercial mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities helped performance.

Outlook

We believe U.S. economic fundamentals eventually will cause the Fed to resume interest-rate normalization. But weaker global economic fundamentals, U.S. dollar strength, weak commodity prices, and geopolitical risks may delay Fed action and keep rates range-bound. We believe the fundamental environment for higher-yielding fixed-income securities should remain favorable, even if U.S. interest rates gradually rise. We believe the sell-off that occurred in early 2016 among risk assets helped create more potential value in those markets, and further volatility this year could create additional opportunities. We will continue to tactically adjust the portfolio’s sector positions based on fundamental credit factors and technical market events in the U.S. and non-U.S. fixed-income markets.

6

Fund Characteristics

MARCH 31, 2016
Portfolio at a Glance
Average Duration (effective)	3.5 years
Weighted Average Life	5.6 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	42.7%
Mutual Funds	19.9%
Collateralized Mortgage Obligations	16.4%
Commercial Mortgage-Backed Securities	11.1%
Asset-Backed Securities	4.9%
Preferred Stocks	1.3%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.9%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Expenses Paid During Period(1)10/1/15 - 3/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,025.10	$3.24	0.64%
Investor Class (before waiver)	$1,000	$1,025.10(2)	$3.80	0.75%
Institutional Class (after waiver)	$1,000	$1,027.30	$2.23	0.44%
Institutional Class (before waiver)	$1,000	$1,027.30(2)	$2.79	0.55%
A Class (after waiver)	$1,000	$1,023.90	$4.50	0.89%
A Class (before waiver)	$1,000	$1,023.90(2)	$5.06	1.00%
C Class (after waiver)	$1,000	$1,021.20	$8.29	1.64%
C Class (before waiver)	$1,000	$1,021.20(2)	$8.84	1.75%
R Class (after waiver)	$1,000	$1,022.60	$5.76	1.14%
R Class (before waiver)	$1,000	$1,022.60(2)	$6.32	1.25%
R6 Class (after waiver)	$1,000	$1,026.40	$1.98	0.39%
R6 Class (before waiver)	$1,000	$1,026.40(2)	$2.53	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.80	$3.23	0.64%
Investor Class (before waiver)	$1,000	$1,021.25	$3.79	0.75%
Institutional Class (after waiver)	$1,000	$1,022.80	$2.23	0.44%
Institutional Class (before waiver)	$1,000	$1,022.25	$2.78	0.55%
A Class (after waiver)	$1,000	$1,020.55	$4.50	0.89%
A Class (before waiver)	$1,000	$1,020.00	$5.05	1.00%
C Class (after waiver)	$1,000	$1,016.80	$8.27	1.64%
C Class (before waiver)	$1,000	$1,016.25	$8.82	1.75%
R Class (after waiver)	$1,000	$1,019.30	$5.76	1.14%
R Class (before waiver)	$1,000	$1,018.75	$6.31	1.25%
R6 Class (after waiver)	$1,000	$1,023.05	$1.97	0.39%
R6 Class (before waiver)	$1,000	$1,022.50	$2.53	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2016

		Principal Amount/Shares	Value
CORPORATE BONDS — 42.7%
Airlines — 0.4%
United Continental Holdings, Inc., 6.375%, 6/1/18		$25,000	$26,344
Auto Components — 0.4%
Schaeffler Finance BV, 4.75%, 5/15/21(1)		25,000	25,750
Automobiles — 0.8%
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		25,000	25,736
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)		25,000	25,782
			51,518
Banks — 4.6%
Akbank TAS, 3.875%, 10/24/17		15,000	15,249
Banco do Brasil SA, 3.875%, 1/23/17		15,000	15,202
Bank of America Corp., VRN, 5.20%, 6/1/23		35,000	32,244
BBVA Banco Continental SA, 3.25%, 4/8/18(1)		30,000	30,525
CGG SA, 6.50%, 6/1/21		25,000	10,250
Citigroup, Inc., VRN, 5.90%, 2/15/23		35,000	34,475
Commerzbank AG, MTN, 6.375%, 3/22/19	EUR	50,000	64,067
Corpbanca SA, 3.125%, 1/15/18		$15,000	15,100
Grupo Aval Ltd., 5.25%, 2/1/17		15,000	15,356
ICICI Bank Ltd. (Dubai), 4.70%, 2/21/18		15,000	15,654
Post Holdings, Inc., 6.75%, 12/1/21(1)		50,000	52,812
			300,934
Building Products — 0.8%
Masco Corp., 4.45%, 4/1/25		50,000	52,115
Capital Markets — 0.2%
DBS Bank Ltd., VRN, 3.625%, 9/21/17		15,000	15,377
Commercial Services and Supplies — 1.6%
Envision Healthcare Corp., 5.125%, 7/1/22(1)		50,000	51,000
Pitney Bowes, Inc., 4.625%, 3/15/24		50,000	51,093
			102,093
Consumer Finance — 0.8%
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		50,000	52,250
Diversified Financial Services — 1.7%
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	50,000	64,909
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.875%, 3/15/19		$50,000	48,250
			113,159
Diversified Telecommunication Services — 1.2%
AT&T, Inc., 4.45%, 4/1/24		50,000	54,105
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		25,000	26,062
			80,167
Energy Equipment and Services — 1.0%
Basic Energy Services, Inc., 7.75%, 10/15/22		50,000	14,750

10

	Principal Amount/Shares	Value
Ensco plc, 4.70%, 3/15/21	$45,000	$31,372
FTS International, Inc., 6.25%, 5/1/22	25,000	2,875
Transocean, Inc., 6.50%, 11/15/20	25,000	17,625
		66,622
Gas Utilities — 3.0%
MPLX LP, 4.875%, 12/1/24(1)	63,000	58,209
Rockies Express Pipeline LLC, 6.85%, 7/15/18(1)	25,000	25,063
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)	25,000	24,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/18	50,000	50,125
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	37,625
		195,522
Health Care Equipment and Supplies — 0.7%
Mallinckrodt International Finance SA, 3.50%, 4/15/18	50,000	48,250
Health Care Providers and Services — 4.0%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	25,000	25,375
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	50,000	50,875
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	25,000	26,188
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21(1)	25,000	27,187
HCA, Inc., 8.00%, 10/1/18	25,000	28,094
LifePoint Health, Inc., 5.50%, 12/1/21	50,000	52,375
Tenet Healthcare Corp., 4.75%, 6/1/20	25,000	25,750
Tenet Healthcare Corp., 6.00%, 10/1/20	25,000	26,750
		262,594
Hotels, Restaurants and Leisure — 0.4%
Wynn Macau Ltd., 5.25%, 10/15/21(1)	25,000	23,688
Household Durables — 2.8%
D.R. Horton, Inc., 3.75%, 3/1/19	25,000	25,562
KB Home, 7.25%, 6/15/18	50,000	53,500
Meritage Homes Corp., 7.15%, 4/15/20	50,000	53,000
Toll Brothers Finance Corp., 5.625%, 1/15/24	25,000	25,875
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	25,000	24,938
		182,875
Household Products — 0.4%
Spectrum Brands, Inc., 6.625%, 11/15/22	25,000	27,156
Industrial Conglomerates — 0.8%
HD Supply, Inc., 5.25%, 12/15/21(1)	50,000	52,688
Insurance — 2.4%
International Lease Finance Corp., 4.625%, 4/15/21	50,000	51,375
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)	25,000	22,062
Voya Financial, Inc., VRN, 5.65%, 5/15/23	50,000	46,750
XLIT Ltd., VRN, 6.50%, 4/15/17	50,000	34,750
		154,937
Machinery — 0.8%
CNH Industrial Capital LLC, 3.625%, 4/15/18	50,000	50,250

11

	Principal Amount/Shares	Value
Media — 2.4%
CSC Holdings LLC, 7.875%, 2/15/18	$50,000	$53,750
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	50,000	51,500
TEGNA, Inc., 5.125%, 7/15/20	50,000	52,250
		157,500
Metals and Mining — 2.4%
Alcoa, Inc., 5.40%, 4/15/21	50,000	50,984
First Quantum Minerals Ltd., 6.75%, 2/15/20(1)	50,000	34,500
Newmont Mining Corp., 3.50%, 3/15/22	50,000	49,761
United States Steel Corp., 6.05%, 6/1/17	25,000	24,554
		159,799
Multi-Utilities — 1.6%
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	30,000	25,425
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	30,000	28,044
NRG Energy, Inc., 7.625%, 1/15/18	50,000	53,375
		106,844
Oil, Gas and Consumable Fuels — 1.6%
Continental Resources, Inc., 5.00%, 9/15/22	60,000	52,012
MEG Energy Corp., 7.00%, 3/31/24(1)	25,000	15,000
Petrobras Global Finance BV, 3.25%, 3/17/17	15,000	14,756
Petrobras Global Finance BV, 5.375%, 1/27/21	30,000	24,704
		106,472
Pharmaceuticals — 1.2%
Endo Finance LLC, 5.75%, 1/15/22(1)	50,000	47,500
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	10,000	9,125
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21(1)	25,000	19,813
		76,438
Semiconductors and Semiconductor Equipment — 2.0%
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	25,000	26,562
KLA-Tencor Corp., 4.65%, 11/1/24	50,000	50,683
NXP BV / NXP Funding LLC, 5.75%, 2/15/21(1)	25,000	26,281
NXP BV / NXP Funding LLC, 5.75%, 3/15/23(1)	25,000	26,500
		130,026
Specialty Retail — 2.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 4/1/23	50,000	48,687
Sally Holdings LLC / Sally Capital, Inc., 5.75%, 6/1/22	50,000	52,625
United Rentals North America, Inc., 6.125%, 6/15/23	50,000	51,875
		153,187
Technology Hardware, Storage and Peripherals — 0.4%
Seagate HDD Cayman, 4.75%, 6/1/23	30,000	24,895
TOTAL CORPORATE BONDS (Cost $2,995,705)		2,799,450
MUTUAL FUNDS(2) — 19.9%
Emerging Markets Debt Fund R6 Class (Cost $1,302,243)	131,870	1,305,515

12

	Principal Amount/Shares	Value
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 16.4%
Banc of America Mortgage Trust, Series 2006-A, Class 2A1, VRN, 2.90%, 4/1/16	$14,968	$13,403
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 2.84%, 4/1/16	47,752	45,772
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.58%, 4/1/16	15,173	14,825
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 2.72%, 4/1/16	13,882	12,211
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	52,427	54,464
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 4/1/16	73,615	71,904
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-3, Class 1A1, VRN, 5.74%, 4/1/16	56,007	54,736
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 2.74%, 4/1/16	42,097	37,063
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.80%, 4/1/16	8,759	8,541
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 2.49%, 4/1/16	47,351	46,452
Wells Fargo Mortgage Backed Securities 2007-7 Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	37,377	37,143
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.83%, 4/1/16	27,587	27,458
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 2.77%, 4/1/16	16,578	16,593
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	36,925	36,476
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 4/1/16	49,836	48,841
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.81%, 4/1/16	70,237	70,587
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	28,637	28,111
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	40,772	41,039
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 2.83%, 4/1/16	32,078	30,708
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 2.81%, 4/1/16	45,931	44,901
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 2.91%, 4/1/16	66,825	62,837
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.81%, 4/1/16	44,203	42,554
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 4/1/16	13,422	12,373
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 2.74%, 4/1/16	33,637	30,962
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.64%, 4/1/16	96,983	91,355
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.10%, 4/1/16	39,250	36,846
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	12,186	12,095

13

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	$43,077	$42,383
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,076,345)		1,072,633
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 11.1%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class D, VRN, 2.34%, 4/15/16(1)	50,000	45,918
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	50,000	51,192
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	50,000	51,157
BBCMS Trust, Series 2013-TYSN, Class C, 3.82%, 9/5/32(1)	25,000	25,462
BLCP Hotel Trust, Series 2014-CLRN, Class C, VRN, 2.39%, 4/15/16(1)	50,000	48,789
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/16	65,000	71,597
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/16	50,000	52,525
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/16	25,000	26,905
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/16	30,000	31,253
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 4/1/16	25,000	25,268
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	25,000	25,309
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	25,000	25,171
Core Industrial Trust, Series 2015-TEXW, Class C, 3.73%, 2/10/34(1)	34,000	33,811
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	50,000	51,897
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/16	60,000	61,835
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 4.99%, 4/1/16	37,000	37,824
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class C, VRN, 2.39%, 4/15/16(1)	25,000	24,286
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/16(1)	40,000	39,870
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $737,463)		730,069
ASSET-BACKED SECURITIES(3) — 4.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	50,000	50,656
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	25,000	24,515
Hertz Fleet Lease Funding LP, Series 2014-1, Class D, VRN, 1.94%, 4/11/16(1)	50,000	49,744
Hilton Grand Vacations Trust, Series 2014-AA, Class B, 2.07%, 11/25/16(1)	24,615	24,129
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.44%, 4/17/16(1)	49,822	48,741
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.50%, 5/20/30(1)	18,123	18,469

14

	Principal Amount/Shares	Value
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 4/19/16(1)	$34,421	$34,473
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	13,843	13,697
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	57,167	54,382
TOTAL ASSET-BACKED SECURITIES (Cost $323,711)		318,806
PREFERRED STOCKS — 1.3%
Real Estate Investment Trusts (REITs) — 1.3%
DDR Corp., 6.25%	1,400	36,414
Kimco Realty Corp., 5.625%	1,800	45,882
TOTAL PREFERRED STOCKS (Cost $77,372)		82,296
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $115,306), at 0.10%, dated 3/31/16, due 4/1/16 (Delivery value $110,000)		110,000
SSgA U.S. Government Money Market Fund, Class N	72,154	72,154
TOTAL TEMPORARY CASH INVESTMENTS (Cost $182,154)		182,154
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $6,694,993)		6,490,923
OTHER ASSETS AND LIABILITIES — 0.9%		61,900
TOTAL NET ASSETS — 100.0%		$6,552,823

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	90,966	USD	24,390	UBS AG	4/13/16	$843
EUR	117,508	USD	130,549	JPMorgan Chase Bank N.A.	4/13/16	3,201
EUR	118,023	USD	132,662	Deutsche Bank	6/15/16	1,931
USD	260,804	EUR	236,341	JPMorgan Chase Bank N.A.	4/13/16	(8,203)
USD	263,628	EUR	236,856	JPMorgan Chase Bank N.A.	6/15/16	(6,482)
USD	24,264	GBP	17,048	UBS AG	4/13/16	(221)
IDR	527,866,915	USD	40,066	UBS AG	4/13/16	62
USD	24,167	KRW	29,234,131	UBS AG	4/12/16	(1,347)
USD	24,464	MXN	434,600	JPMorgan Chase Bank N.A.	4/13/16	(667)
MYR	99,791	USD	24,356	UBS AG	4/13/16	1,377
USD	32,089	NOK	273,018	JPMorgan Chase Bank N.A.	4/13/16	(905)
USD	40,225	PHP	1,885,267	UBS AG	4/13/16	(767)
PLN	95,149	USD	24,289	JPMorgan Chase Bank N.A.	4/13/16	1,207
TRY	92,910	USD	31,903	JPMorgan Chase Bank N.A.	4/13/16	956
USD	24,216	TWD	794,221	UBS AG	4/13/16	(488)
ZAR	373,551	USD	24,536	JPMorgan Chase Bank N.A.	4/13/16	721
						$(8,782)

15

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America High Yield 25 Index	$150,000	Sell	5.00%	12/20/20	4.29%	$5,950	$4,520

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ Camden Property Trust	$25,000	Buy	1.00%	12/20/19	$(132)	$(19)	$(151)
Barclays Bank plc/ AES Corp. (The)	25,000	Sell	5.00%	9/20/17	1,377	305	1,682
Barclays Bank plc/ Boyd Gaming Corp.	25,000	Sell	5.00%	9/20/16	463	87	550
Barclays Bank plc/ Calpine Corp.	25,000	Sell	5.00%	9/20/17	1,125	278	1,403
Barclays Bank plc/ Dominion Resources, Inc.	25,000	Buy	1.00%	6/20/20	(644)	(157)	(801)
Barclays Bank plc/ NRG Energy, Inc.	25,000	Sell	5.00%	9/20/17	1,279	39	1,318
Barclays Bank plc/ Parker Drilling Co.	25,000	Sell	5.00%	9/20/17	1,201	(1,204)	(3)
Barclays Bank plc/ Procter & Gamble Co. (The)	25,000	Buy	1.00%	6/20/20	(856)	(69)	(925)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	25,000	Buy	1.00%	9/20/19	(223)	(152)	(375)
Deutsche Bank AG/ International Business Machines Corp.	25,000	Buy	1.00%	9/20/19	(468)	(135)	(603)
Deutsche Bank AG/ Realogy Group LLC	25,000	Sell	5.00%	9/20/16	436	140	576
Goldman Sachs & Co./ Kellogg Co.	25,000	Buy	1.00%	12/20/19	(337)	(81)	(418)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	25,000	Buy	1.00%	6/20/20	658	104	762
Goldman Sachs & Co./ Starwood Hotels & Resorts	25,000	Buy	1.00%	6/20/20	(211)	(359)	(570)
Morgan Stanley & Co./ D.R. Horton, Inc.	25,000	Sell	1.00%	6/20/20	(487)	454	(33)

16

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Morgan Stanley & Co./ Frontier Communications Corp.	$25,000	Sell	5.00%	9/20/17	$1,314	$3	$1,317
Morgan Stanley & Co./ HCA, Inc.	25,000	Sell	5.00%	9/20/17	1,436	293	1,729
Morgan Stanley & Co./ Hertz Corp. (The)	25,000	Sell	5.00%	9/20/17	1,424	18	1,442
Morgan Stanley & Co./ International Lease Finance Corp.	25,000	Sell	5.00%	9/20/17	1,333	41	1,374
Morgan Stanley & Co./ J.C. Penney Co., Inc.	25,000	Sell	5.00%	6/20/16	152	132	284
Morgan Stanley & Co./ Lennar Corp.	25,000	Sell	5.00%	6/20/20	2,961	560	3,521
Morgan Stanley & Co./ Mondelez International, Inc.	25,000	Buy	1.00%	9/20/19	(468)	(182)	(650)
Morgan Stanley & Co./ PepsiCo, Inc.	25,000	Buy	1.00%	9/20/19	(510)	(121)	(631)
Morgan Stanley & Co./ Rite Aid Corp.	25,000	Sell	5.00%	9/20/16	499	116	615
					$11,322	$91	$11,413

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

17

NOTES TO SCHEDULE OF INVESTMENTS
BRL	-	Brazilian Real
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
GBP	-	British Pound
IDR	-	Indonesian Rupiah
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEQ	-	Sequential Payer
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,391,554, which represented 21.2% of total net assets.

(2)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(3)	Final maturity date indicated, unless otherwise noted.
See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2016
Assets
Investment securities - unaffiliated, at value (cost of $5,392,750)	$5,185,408
Investment securities - affiliated, at value (cost of $1,302,243)	1,305,515
Total investment securities, at value (cost of $6,694,993)	6,490,923
Foreign currency holdings, at value (cost of $3,584)	3,627
Deposits with broker for swap agreements	8,937
Receivable for capital shares sold	50
Receivable for variation margin on swap agreements	251
Unrealized appreciation on forward foreign currency exchange contracts	10,298
Swap agreements, at value (including net premiums paid (received) of $14,457)	16,573
Interest and dividends receivable	57,820
6,588,479

Liabilities
Payable for investments purchased	4,582
Payable for capital shares redeemed	953
Unrealized depreciation on forward foreign currency exchange contracts	19,080
Swap agreements, at value (including net premiums paid (received) of $(3,135))	5,160
Accrued management fees	3,011
Distribution and service fees payable	1,362
Dividends payable	1,508
35,656

Net Assets	$6,552,823

Net Assets Consist of:
Capital paid in	$6,924,448
Distributions in excess of net investment income	(18,133)
Accumulated net realized loss	(146,803)
Net unrealized depreciation	(206,689)
$6,552,823

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,290,278	242,329	$9.45
Institutional Class	$663,064	70,187	$9.45
A Class	$1,180,206	124,908	$9.45*
C Class	$992,711	105,085	$9.45
R Class	$714,177	75,583	$9.45
R6 Class	$712,387	75,393	$9.45
*Maximum offering price $9.90 (net asset value divided by 0.955).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2016
Investment Income (Loss)
Income:
Interest	$237,149
Income distributions from affiliated funds	40,183
Dividends	4,719
282,051

Expenses:
Management fees	47,070
Distribution and service fees:
A Class	2,433
C Class	9,495
R Class	3,499
Trustees' fees and expenses	355
Other expenses	348
63,200
Fees waived	(7,470)
55,730

Net investment income (loss)	226,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(135,701)
Futures contract transactions	(4,753)
Swap agreement transactions	2,142
Foreign currency transactions	9,374
(128,938)

Change in net unrealized appreciation (depreciation) on:
Investments	(72,509)
Futures contracts	2,621
Swap agreements	6,164
Translation of assets and liabilities in foreign currencies	(26,486)
(90,210)

Net realized and unrealized gain (loss)	(219,148)

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,173

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEAR ENDED MARCH 31, 2016 AND PERIOD ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	March 31, 2016	March 31, 2015(1)
Operations
Net investment income (loss)	$226,321	$138,236
Net realized gain (loss)	(128,938)	39,066
Change in net unrealized appreciation (depreciation)	(90,210)	(116,479)
Net increase (decrease) in net assets resulting from operations	7,173	60,823

Distributions to Shareholders
From net investment income:
Investor Class	(113,705)	(63,695)
Institutional Class	(31,761)	(26,625)
A Class	(38,172)	(24,272)
C Class	(30,162)	(19,811)
R Class	(25,668)	(17,372)
R6 Class	(31,020)	(20,947)
Decrease in net assets from distributions	(270,488)	(172,722)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(321,716)	7,249,753

Net increase (decrease) in net assets	(585,031)	7,137,854

Net Assets
Beginning of period	7,137,854	—
End of period	$6,552,823	$7,137,854

Undistributed (distributions in excess of) net investment income	$(18,133)	$32,223

(1)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2016

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on July 28, 2014, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are

22

valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the

23

custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.74% for the Investor Class, A Class, C Class and R Class, 0.54% for the Institutional Class and 0.49% for the R6 Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. The total amount of the waiver for each class for the year ended March 31, 2016 was $2,992, $805, $1,078, $1,049, $772 and $774 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2016 was 0.63% for the Investor Class, A Class, C Class and R Class, 0.43% for the Institutional Class and 0.38% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2016 are detailed in the Statement of Operations.

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Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2016 were $1,638,262 and $1,936,763, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2016		Period ended March 31, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	157,336	$1,511,663	366,340	$3,629,258
Issued in reinvestment of distributions	8,021	76,174	5,047	49,686
Redeemed	(225,206)	(2,150,353)	(69,209)	(681,850)
	(59,849)	(562,516)	302,178	2,997,094
Institutional Class
Sold	—	—	90,000	900,000
Issued in reinvestment of distributions	3,335	31,761	2,705	26,625
Redeemed	(25,853)	(249,709)	—	—
	(22,518)	(217,948)	92,705	926,625
A Class
Sold	25,715	242,808	92,844	928,073
Issued in reinvestment of distributions	4,022	38,172	2,466	24,272
Redeemed	(139)	(1,309)	—	—
	29,598	279,671	95,310	952,345
C Class
Sold	8,701	83,837	96,566	964,832
Issued in reinvestment of distributions	3,182	30,162	2,015	19,811
Redeemed	(253)	(2,410)	(5,126)	(49,273)
	11,630	111,589	93,455	935,370
R Class
Sold	1,300	12,521	70,000	700,000
Issued in reinvestment of distributions	2,704	25,668	1,766	17,372
Redeemed	(187)	(1,721)	—	—
	3,817	36,468	71,766	717,372
R6 Class
Sold	—	—	70,000	700,000
Issued in reinvestment of distributions	3,265	31,020	2,128	20,947
	3,265	31,020	72,128	720,947
Net increase (decrease)	(34,057)	$(321,716)	727,542	$7,249,753

(1)	July 28, 2014 (fund inception) through March 31, 2015.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the year ended March 31, 2016 follows:

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
Emerging Markets Debt Fund R6 Class	$1,002,398	$290,724	—	—	$40,183	$1,305,515

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$2,799,450	—
Mutual Funds	$1,305,515	—	—
Collateralized Mortgage Obligations	—	1,072,633	—
Commercial Mortgage-Backed Securities	—	730,069	—
Asset-Backed Securities	—	318,806	—
Preferred Stocks	82,296	—	—
Temporary Cash Investments	72,154	110,000	—
	$1,459,965	$5,030,958	—
Other Financial Instruments
Swap Agreements	—	$21,093	—
Forward Foreign Currency Exchange Contracts	—	10,298	—
	—	$31,391	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$5,160	—
Forward Foreign Currency Exchange Contracts	—	19,080	—
	—	$24,240	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $787,500.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and

27

change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,068,229.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 2 contracts.

Value of Derivative Instruments as of March 31, 2016
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$251	Payable for variation margin on swap agreements*	–
Credit Risk	Swap agreements	16,573	Swap agreements	$5,160
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	10,298	Unrealized depreciation on forward foreign currency exchange contracts	19,080
		$27,122		$24,240

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2016
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$2,142	Change in net unrealized appreciation (depreciation) on swap agreements	$6,164
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	856	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(27,114)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,753)	Change in net unrealized appreciation (depreciation) on futures contracts	2,621
		$(1,755)		$(18,329)

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9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2016 and the period July 28, 2014 (fund inception) through March 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$270,488	$172,722
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,694,993
Gross tax appreciation of investments	$60,300
Gross tax depreciation of investments	(264,370)
Net tax appreciation (depreciation) of investments	(204,070)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	5,692
Net tax appreciation (depreciation)	$(198,378)
Accumulated short-term capital losses	$(66,148)
Accumulated long-term capital losses	$(89,622)
Late-year ordinary loss deferral	$(17,477)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.81	0.33	(0.29)	0.04	(0.40)	$9.45	0.44%	0.64%	0.75%	3.52%	3.41%	25%	$2,290
2015(4)	$10.00	0.23	(0.14)	0.09	(0.28)	$9.81	0.91%	0.65%(3)	0.74%(3)	3.43%(3)	3.34%(3)	9%	$2,965
Institutional Class
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.64%	0.44%	0.55%	3.72%	3.61%	25%	$663
2015(4)	$10.00	0.24	(0.14)	0.10	(0.29)	$9.81	1.05%	0.45%(3)	0.54%(3)	3.63%(3)	3.54%(3)	9%	$909
A Class
2016	$9.81	0.31	(0.30)	0.01	(0.37)	$9.45	0.19%	0.89%	1.00%	3.27%	3.16%	25%	$1,180
2015(4)	$10.00	0.21	(0.14)	0.07	(0.26)	$9.81	0.74%	0.90%(3)	0.99%(3)	3.18%(3)	3.09%(3)	9%	$935
C Class
2016	$9.81	0.24	(0.30)	(0.06)	(0.30)	$9.45	(0.56)%	1.64%	1.75%	2.52%	2.41%	25%	$993
2015(4)	$10.00	0.16	(0.14)	0.02	(0.21)	$9.81	0.24%	1.65%(3)	1.74%(3)	2.43%(3)	2.34%(3)	9%	$917
R Class
2016	$9.81	0.29	(0.30)	(0.01)	(0.35)	$9.45	(0.06)%	1.14%	1.25%	3.02%	2.91%	25%	$714
2015(4)	$10.00	0.19	(0.13)	0.06	(0.25)	$9.81	0.58%	1.15%(3)	1.24%(3)	2.93%(3)	2.84%(3)	9%	$704
R6 Class
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.69%	0.39%	0.50%	3.77%	3.66%	25%	$712
2015(4)	$10.00	0.24	(0.13)	0.11	(0.30)	$9.81	1.08%	0.40%(3)	0.49%(3)	3.68%(3)	3.59%(3)	9%	$708

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.

(4)	July 28, 2014 (fund inception) through March 31, 2015.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Income Fund (one of the ten funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2016, and the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 28, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2016

32

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Standford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88884 1605

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $265,716
FY 2016:    $291,005

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $317,494
FY 2016:    $167,395

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 26, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 26, 2016